Prospectus	August 30, 2013

PowerShares Exchange-Traded Fund Trust

PXLG	PowerShares Fundamental Pure Large Growth Portfolio	NYSE Arca, Inc.

PXLC	PowerShares Fundamental Pure Large Core Portfolio	NYSE Arca, Inc.

PXLV	PowerShares Fundamental Pure Large Value Portfolio	NYSE Arca, Inc.

PXMG	PowerShares Fundamental Pure Mid Growth Portfolio	NYSE Arca, Inc.

PXMC	PowerShares Fundamental Pure Mid Core Portfolio	NYSE Arca, Inc.

PXMV	PowerShares Fundamental Pure Mid Value Portfolio	NYSE Arca, Inc.

PXSG	PowerShares Fundamental Pure Small Growth Portfolio	NYSE Arca, Inc.

PXSC	PowerShares Fundamental Pure Small Core Portfolio	NYSE Arca, Inc.

PXSV	PowerShares Fundamental Pure Small Value Portfolio	NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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PXLG	PowerShares Fundamental Pure Large Growth Portfolio

Summary Information

Investment Objective

The PowerShares Fundamental Pure Large Growth Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Large Growth Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.50%
Total Annual Fund Operating Expenses	0.79%
Fee Waivers and Expense Assumption(1)	0.40%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$212	$399	$941

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 90% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is comprised of common stocks of “large growth” U.S. companies (including real estate investment trusts (“REITs”)) that Research Affiliates, LLC (“RA” or the “Index Provider”) classifies based on its Fundamental Index® methodology. Strictly in accordance with its guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Underlying Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying the common stocks, the Index Provider uses fundamental measures of company size rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Underlying Index: book value, cash flow, sales and dividends. The Index Provider uses a five-year average for sales, cash flow and dividends and the book value for the most recent fiscal year end. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider divides the “large” size group further into “growth,” “core” or “value” subsets based on the Fundamental Index® methodology style score, which uses a combination of fundamental growth rates and fundamental valuation ratios. The Underlying Index is composed only of those common stocks that the Index Provider classifies as both “large” and “growth.” The Fund generally will invest at least 80% of its total assets in common stocks of “fundamentally large” companies. The Fund considers “fundamentally large” companies to be those companies that comprise the Underlying Index.

The use of the word “Pure” in the Fund’s name reflects that, in selecting securities for the Underlying Index, the Index Provider includes only those securities that it has classified as “growth.” Although “growth” funds also could include some stocks that, based on their classification, would be considered “core” or “value,” the Underlying Index contains only those stocks that the Index Provider classifies as pure “growth” stocks. The Fund generally will invest in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

“Fundamentally Large” Company Risk. Returns on investments in common stocks of “fundamentally large” U.S. companies could trail the returns on investments in common stocks of smaller companies or other large companies based on market capitalization.

Growth Risk. The market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund may invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

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Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund has performed and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Year

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 11.62%.

Best Quarter	Worst Quarter
14.19% (1st Quarter 2012)	(2.60)% (4th Quarter 2012)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (06/16/2011)
Return Before Taxes	16.59%	10.77%
Return After Taxes on Distributions	16.33%	10.39%
Return After Taxes on Distributions and Sale of Fund Shares	11.12%	9.05%
RAFI® Fundamental Large Growth Index (reflects no deduction for fees, expenses or taxes)	16.97%	11.17%
S&P 500® Growth Index (reflects no deduction for fees, expenses or taxes)	14.61%	11.20%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	10.25%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	10.36%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

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Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception
Joshua Betts	Vice President and Portfolio Manager of the Adviser	Since inception
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Brian Picken	Vice President and Portfolio Manager of the Adviser	Since inception
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

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PXLC	PowerShares Fundamental Pure Large Core Portfolio

Summary Information

Investment Objective

The PowerShares Fundamental Pure Large Core Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Large Core Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.51%
Total Annual Fund Operating Expenses	0.80%
Fee Waivers and Expense Assumption(1)	0.41%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$214	$404	$952

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is comprised of common stocks of “large core” U.S. companies (including real estate investment trusts (“REITs”)) that Research Affiliates, LLC (“RA” or the “Index Provider”) classifies based on its Fundamental Index® methodology. Strictly in accordance with its guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Underlying Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Underlying Index: book value, cash flow, sales and dividends. The Index Provider uses a five-year average for sales, cash flow and dividends and the book value for the most recent fiscal year ending book value. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “large” size group into “growth,” “core” or “value” subsets based on the Fundamental Index® methodology style score, which uses a combination of fundamental growth rates and fundamental valuation ratios. The Underlying Index is composed only of those common stocks that the Index Provider classifies as both “large” and “core.” The Fund generally will invest at least 80% of its total assets in common stocks of “fundamentally large” companies. The Fund considers “fundamentally large” companies to be those companies that comprise the Underlying Index.

The use of the word “Pure” in the Fund’s name reflects that, in selecting securities for the Underlying Index, the Index Provider includes only those securities that it has classified as “core.” Although “core” funds also could include some stocks that, based on their classification, would be considered “growth” or “value,” the Underlying Index contains only those stocks that the Index Provider classifies as pure “core” stocks. The Fund generally will invest in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

“Fundamentally Large” Company Risk. Returns on investments in common stocks of “fundamentally large” U.S. companies could trail the returns on investments in common stocks of smaller companies or other large companies based on market capitalization.

Core Risk. The returns on “core” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund may invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the

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Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 18.24%.

Best Quarter	Worst Quarter
12.44% (2nd Quarter 2009)	(18.98)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/01/06)
Return Before Taxes	13.45%	1.26%	2.85%
Return After Taxes on Distributions	13.02%	0.99%	2.59%
Return After Taxes on Distributions and Sale of Fund Shares	9.29%	1.04%	2.41%
RAFI® Fundamental Large Core Index(1) (reflects no deduction for fees, expenses or taxes)	13.89%	N/A	N/A
Blended-RAFI® Fundamental Large Core Index(2) (reflects no deduction for fees, expenses or taxes)	13.89%	1.87%	3.50%
Russell Top 200® Index (reflects no deduction for fees, expenses or taxes)	16.04%	1.28%	2.35%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.54%

(1)	Effective June 16, 2011, the Fund changed its underlying index from the Dynamic Large Cap IntellidexSM Index to the RAFI® Fundamental Large Core Index.
(2)

The data shown as “Blended- RAFI® Fundamental Large Core Index” is comprised of the performance of the Dynamic Large Cap IntellidexSM Index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Large Core Index starting at the conversion date and through December 31, 2012.

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Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	June 2007
Joshua Betts	Vice President and Portfolio Manager of the Adviser	June 2011
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

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PXLV	PowerShares Fundamental Pure Large Value Portfolio

Summary Information

Investment Objective

The PowerShares Fundamental Pure Large Value Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Large Value Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses(1)	1.89%
Total Annual Fund Operating Expenses(1)	2.18%
Fee Waivers and Expense Assumption(2)	1.79%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Other Expenses and Total Annual Fund Operating Expenses in the table above have been restated to reflect current fees.
(2)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$509	$1,005	$2,372

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

11

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that compose the Underlying Index. The Underlying Index is comprised of common stocks of “large value” U.S. companies (including real estate investment trusts (“REITs”)) that Research Affiliates, LLC (“RA” or the “Index Provider”) classifies based on its Fundamental Index® methodology. Strictly in accordance with its guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Underlying Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying the common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Underlying Index: book value, cash flow, sales and dividends. The Index Provider uses a five-year average for sales, cash flow and dividends and the book value for the most recent fiscal year ending book value. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider divides the “large” size group further into “growth,” “core” or “value” subsets based on the Fundamental Index® methodology style score, which uses a combination of fundamental growth rates and fundamental valuation ratios. The Underlying Index is composed only of those common stocks that the Index Provider classifies as both “large” and “value.” The Fund generally will invest at least 80% of its total assets in common stocks of “fundamentally large” companies. The Fund considers “fundamentally large” companies to be those companies that comprise the Underlying Index.

The use of the word “Pure” in the Fund’s name reflects that, in selecting securities for the Underlying Index, the Index Provider includes only those securities that it has classified as “value.” Although “value” funds also could include some stocks that, based on their classification, would be considered “growth” or “core,” the Underlying Index contains only those stocks that the Index Provider classifies as pure “value” stocks. The Fund generally will invest in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

“Fundamentally Large” Company Risk. Returns on investments in common stocks of “fundamentally large” U.S. companies could trail the returns on investments in common stocks of smaller companies or other large companies based on market capitalization.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund may invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Value Risk. “Value” securities are subject to the risk that the valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

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Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund has performed and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Year

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 16.55%.

Best Quarter	Worst Quarter
11.35% (1st Quarter 2012)	(4.55)% (2nd Quarter 2012)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (06/16/2011)
Return Before Taxes	18.93%	9.78%
Return After Taxes on Distributions	18.53%	9.16%
Return After Taxes on Distributions and Sale of Fund Shares	12.82%	8.09%
RAFI® Fundamental Large Value Index (reflects no deduction for fees, expenses or taxes)	19.41%	10.22%
S&P 500 Value Index (reflects no deduction for fees, expenses or taxes)	17.68%	9.65%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	9.80%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	10.36%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

13

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception
Joshua Betts	Vice President and Portfolio Manager of the Adviser	Since inception
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Brian Picken	Vice President and Portfolio Manager of the Adviser	Since inception
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

14

PXMG	PowerShares Fundamental Pure Mid Growth Portfolio

Summary Information

Investment Objective

The PowerShares Fundamental Pure Mid Growth Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Mid Growth Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.54%
Fee Waivers and Expense Assumption(1)	0.15%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$158	$287	$663

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

15

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is comprised of common stocks of “mid growth” U.S. companies (including real estate investment trusts (“REITs”)) that Research Affiliates, LLC (“RA” or the “Index Provider”) classifies based on its Fundamental Index® methodology. Strictly in accordance with its guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Underlying Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying the common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Underlying Index: book value, cash flow, sales and dividends. The Index Provider uses a five-year average for sales, cash flow and dividends and the book value for the most recent fiscal year ending book value. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “mid” size group into “growth,” “core” or “value” subsets based on the Fundamental Index® methodology style score, which uses a combination of fundamental growth rates and fundamental valuation ratios. The Underlying Index is composed only of those common stocks that the Index Provider classifies as both “mid” and “growth.” The Fund generally will invest at least 80% of its total assets in common stocks of “fundamentally mid” companies. The Fund considers “fundamentally mid” companies to be those companies that comprise the Underlying Index.

The use of the word “Pure” in the Fund’s name reflects that, in selecting securities for the Underlying Index, the Index Provider includes only those securities that it has classified as “growth.” Although “growth” funds also could include some stocks that, based on their classification, would be considered “core” or “value,” the Underlying Index contains only those stocks that the Index Provider classifies as pure “growth” stocks. The Fund generally will invest in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

“Fundamentally Mid-Sized” Company Risk. Investing in common stocks of “fundamentally mid-sized” companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ common stocks may be more volatile and less liquid than those of more established companies. These common stocks may have returns that vary, sometimes significantly, from the overall stock market. Often “fundamentally mid-sized” companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Growth Risk. The market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund may invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased

16

competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 11.37%.

Best Quarter	Worst Quarter
17.26% (4th Quarter 2010)	(24.14)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (03/03/05)
Return Before Taxes	15.09%	(0.60)%	6.00%
Return After Taxes on Distributions	14.90%	(0.66)%	5.95%
Return After Taxes on Distributions and Sale of Fund Shares	10.05%	(0.52)%	5.23%
RAFI® Fundamental Mid Growth Index(1) (reflects no deduction for fees, expenses or taxes)	15.52%	N/A	N/A
Blended-RAFI® Fundamental Mid Growth Index(2) (reflects no deduction for fees, expenses or taxes)	15.52%	0.02%	6.69%
S&P MidCap 400® Growth Index (reflects no deduction for fees, expenses or taxes)	17.27%	5.95%	7.70%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	15.81%	3.23%	6.32%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.28%

(1)	Effective June 16, 2011, the Fund changed its underlying index from Dynamic Mid Cap Growth IntellidexSM Index to the RAFI® Fundamental Mid Growth Index.
(2)

The data shown as “Blended-RAFI® Fundamental Mid Growth Index” is comprised of the performance of the Dynamic Mid Cap Growth IntellidexSM Index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Growth Index starting at the conversion date and through December 31, 2012.

17

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	June 2007
Joshua Betts	Vice President and Portfolio Manager of the Adviser	June 2011
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

18

PXMC	PowerShares Fundamental Pure Mid Core Portfolio

Summary Information

Investment Objective

The PowerShares Fundamental Pure Mid Core Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Mid Core Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.71%
Total Annual Fund Operating Expenses	1.00%
Fee Waivers and Expense Assumption(1)	0.61%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$258	$493	$1,169

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is comprised of common stocks of “mid core” U.S. companies (including real estate investment trusts (“REITs”)) that Research Affiliates, LLC (“RA” or the “Index Provider”) classifies based on the its Fundamental Index® methodology. Strictly in accordance with its guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Underlying Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying the common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Underlying Index: book value, cash flow, sales and dividends. The Index Provider uses a five-year average for sales, cash flow and dividends and the book value for the most recent fiscal year ending book value. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “mid” size group into “growth,” “core” or “value” subsets based on the Fundamental Index® methodology style score, which uses a combination of fundamental growth rates and fundamental valuation ratios. The Underlying Index is composed only of those common stocks that the Index Provider classifies as both “mid” and “core.” The Fund generally will invest at least 80% of its total assets in common stocks of “fundamentally mid” companies. The Fund considers “fundamentally mid” companies to be those companies that comprise the Underlying Index.

The use of the word “Pure” in the Fund’s name reflects that, in selecting securities for the Underlying Index, the Index Provider includes only those securities that it has classified as “core.” Although “core” funds also could include some stocks that, based on their classification, would be considered “growth” or “value,” the Underlying Index contains only those stocks that the Index Provider classifies as pure “core” stocks. The Fund generally will invest in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

“Fundamentally Mid-sized” Company Risk. Investing in common stocks of “fundamentally mid-sized” companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ common stocks may be more volatile and less liquid than those of more established companies. These common stocks may have returns that vary, sometimes significantly, from the overall stock market. Often “fundamentally mid-sized” companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Core Risk. The returns on “core” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund may invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the

20

profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 14.68%.

Best Quarter	Worst Quarter
16.57% (3rd Quarter 2009)	(23.24)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/01/06)
Return Before Taxes	13.65%	0.96%	2.03%
Return After Taxes on Distributions	13.38%	0.80%	1.88%
Return After Taxes on Distributions and Sale of Fund Shares	9.23%	0.79%	1.72%
RAFI® Fundamental Mid Core Index(1) (reflects no deduction for fees, expenses or taxes)	14.09%	N/A	N/A
Blended-RAFI® Fundamental Mid Core Index(2) (reflects no deduction for fees, expenses or taxes)	14.09%	1.57%	2.68%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	17.88%	5.14%	5.45%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	17.28%	3.57%	3.89%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.54%

(1)	Effective June 16, 2011, the Fund changed its underlying index from Dynamic Mid Cap IntellidexSM Index to the RAFI® Fundamental Mid Core Index.
(2)

The data shown as “Blended-RAFI® Fundamental Mid Core Index” is comprised of the performance of the Dynamic Mid Cap IntellidexSM Index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Core Index starting at the conversion date and through December 31, 2012.

21

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	June 2007
Joshua Betts	Vice President and Portfolio Manager of the Trust	June 2011
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

22

PXMV	PowerShares Fundamental Pure Mid Value Portfolio

Summary Information

Investment Objective

The PowerShares Fundamental Pure Mid Value Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Mid Value Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.53%
Total Annual Fund Operating Expenses	0.82%
Fee Waivers and Expense Assumption(1)	0.43%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$219	$413	$974

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

23

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is comprised of common stocks of “mid value” U.S. companies (including real estate investment trusts (“REITs”)) that Research Affiliates, LLC (“RA” or the “Index Provider”) classifies based on its Fundamental Index® methodology. Strictly in accordance with its guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Underlying Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying the common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Underlying Index: book value, cash flow, sales and dividends. The Index Provider uses a five-year average for sales, cash flow and dividends and the book value for the most recent fiscal year ending book value. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “mid” size group into “growth,” “core” or “value” subsets based on the Fundamental Index® methodology style score, which uses a combination of fundamental growth rates and fundamental valuation ratios. The Underlying Index is composed only of those common stocks that the Index Provider classifies as both “mid” and “value.” The Fund generally will invest at least 80% of its total assets in common stocks of “fundamentally mid” companies. The Fund considers “fundamentally mid” companies to be those companies that comprise the Underlying Index.

The use of the word “Pure” in the Fund’s name reflects that, in selecting securities for the Underlying Index, the Index Provider includes only those securities that it has classified as “value.” Although “value” funds also could include some stocks that, based on their classification, would be considered “growth” or “core,” the Underlying Index contains only those stocks that the Index Provider classifies as pure “value” stocks. The Fund generally will invest in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

“Fundamentally Mid-Sized” Company Risk. Investing in common stocks of “fundamentally mid-sized” companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ common stocks may be more volatile and less liquid than those of more established companies. These common stocks may have returns that vary, sometimes significantly, from the overall stock market. Often “fundamentally mid-sized” companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Value Risk. “Value” securities are subject to the risk that the valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund may invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased

24

competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 18.46%.

Best Quarter	Worst Quarter
18.56% (2nd Quarter 2009)	(21.46)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (03/03/05)
Return Before Taxes	19.10%	1.19%	3.87%
Return After Taxes on Distributions	18.71%	0.93%	3.62%
Return After Taxes on Distributions and Sale of Fund Shares	12.91%	0.97%	3.31%
RAFI® Fundamental Mid Value Index(1) (reflects no deduction for fees, expenses or taxes)	19.52%	N/A	N/A
Blended-RAFI® Fundamental Mid Value Index(2) (reflects no deduction for fees, expenses or taxes)	19.52%	1.84%	4.61%
Russell MidCap Value® Index (reflects no deduction for fees, expenses or taxes)	18.51%	3.79%	5.98%
S&P MidCap 400® Value Index (reflects no deduction for fees, expenses or taxes)	18.53%	4.34%	6.22%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.28%

(1)	Effective June 16, 2011, the Fund changed its underlying index from Dynamic Mid Cap Value IntellidexSM Index to the RAFI® Fundamental Mid Value Index.
(2)

The data shown as “Blended-RAFI® Fundamental Mid Value Index” is comprised of the performance of the Dynamic Mid Cap Value IntellidexSM Index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Value Index starting at the conversion date and through December 31, 2012.

25

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	June 2007
Joshua Betts	Vice President and Portfolio Manager of the Adviser	June 2011
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

26

PXSG	PowerShares Fundamental Pure Small Growth Portfolio

Summary Information

Investment Objective

The PowerShares Fundamental Pure Small Growth Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Small Growth Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.63%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.94%
Fee Waivers and Expense Assumption(2)	0.53%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.41%

(1)	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
(2)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$42	$247	$468	$1,106

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent

27

fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is comprised of common stocks of “small growth” U.S. companies (including real estate investment trusts (“REITs”)) that Research Affiliates, LLC (“RA” or the “Index Provider”) classifies based on its Fundamental Index® methodology. Strictly in accordance with its guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Underlying Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying the common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Underlying Index: book value, cash flow, sales and dividends. The Index Provider uses a five-year average for sales, cash flow and dividends and the book value for the most recent fiscal year ending book value. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “small” size group into “growth,” “core” or “value” subsets based on the Fundamental Index® methodology style score, which uses a combination of fundamental growth rates and fundamental valuation ratios. The Underlying Index is composed only of those common stocks that the Index Provider classifies as both “small” and “growth.” The Fund generally will invest at least 80% of its total assets in common stocks of “fundamentally small” companies. The Fund considers “fundamentally small” companies to be those companies that comprise the Underlying Index.

The use of the word “Pure” in the Fund’s name reflects that, in selecting securities for the Underlying Index, the Index Provider includes only those securities that it has classified as “growth.” Although “growth” funds also could include some stocks that, based on their classification, would be considered “core” or “value,” the Underlying Index contains only those stocks that the Index Provider classifies as pure “growth” stocks. The Fund generally will invest in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

“Fundamentally Small” Company Risk. Investing in common stocks of “fundamentally small” companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ common stocks may be more volatile and less liquid than those of more established companies. These common stocks may have returns that vary, sometimes significantly, from the overall stock market. Often “fundamentally small” companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Growth Risk. The market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund may invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased

28

competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 12.86%.

Best Quarter	Worst Quarter
18.01% (4th Quarter 2010)	(23.82)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (03/03/05)
Return Before Taxes	14.56%	0.89%	2.48%
Return After Taxes on Distributions	14.42%	0.84%	2.45%
Return After Taxes on Distributions and Sale of Fund Shares	9.61%	0.75%	2.12%
RAFI® Fundamental Small Growth Index(1) (reflects no deduction for fees, expenses or taxes)	14.99%	N/A	N/A
Blended-RAFI® Fundamental Small Growth Index(2) (reflects no deduction for fees, expenses or taxes)	14.99%	1.73%	3.17%
S&P Small Cap 600 Growth Index (reflects no deduction for fees, expenses or taxes)	14.56%	5.51%	6.44%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	14.59%	3.49%	5.70%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.28%

(1)	Effective June 16, 2011, the Fund changed its underlying index from Dynamic Small Cap Growth IntellidexSM Index to the RAFI® Fundamental Small Growth Index.
(2)

The data shown as “Blended-RAFI® Fundamental Small Growth Index” is comprised of the performance of the Dynamic Small Cap Growth IntellidexSM Index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Small Growth Index starting at the conversion date and through December 31, 2012.

29

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	June 2007
Joshua Betts	Vice President and Portfolio Manager of the Adviser	June 2011
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

30

PXSC	PowerShares Fundamental Pure Small Core Portfolio

Summary Information

Investment Objective

The PowerShares Fundamental Pure Small Core Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Small Core Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.93%
Total Annual Fund Operating Expenses	1.22%
Fee Waivers and Expense Assumption(1)	0.83%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$305	$590	$1,404

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

31

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is comprised of common stocks of “small core” U.S. companies (including real estate investment trusts (“REITs”)) that Research Affiliates, LLC (“RA” or the “Index Provider”) classifies based on its Fundamental Index® methodology. Strictly in accordance with its guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Underlying Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying the common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Underlying Index: book value, cash flow, sales and dividends. The Index Provider uses a five-year average for sales, cash flow and dividends and the book value for the most recent fiscal year ending book value. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stock into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “small” size group into “growth,” “core” or “value” subsets based on the Fundamental Index® methodology style score, which uses a combination of fundamental growth rates and fundamental valuation ratios. The Underlying Index is composed only of those common stocks that the Index Provider classifies as both “small” and “core.” The Fund generally will invest at least 80% of its total assets in common stocks of “fundamentally small” companies. The Fund considers “fundamentally small” companies to be those companies that comprise the Underlying Index.

The use of the word “Pure” in the Fund’s name reflects that, in selecting securities for the Underlying Index, the Index Provider includes only those securities that it has classified as “core.” Although “core” funds also could include some stocks that, based on their classification, would be considered “growth” or “value,” the Underlying Index contains only those stocks that the Index Provider classifies as pure “core” stocks. The Fund generally will invest in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

“Fundamentally Small” Company Risk. Investing in common stocks of “fundamentally small” companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ common stocks may be more volatile and less liquid than those of more established companies. These common stocks may have returns that vary, sometimes significantly, from the overall stock market. Often “fundamentally small” companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Core Risk. The returns on “core” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund may invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the

32

profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 15.93%.

Best Quarter	Worst Quarter
17.31% (2nd Quarter 2009)	(27.15)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/01/06)
Return Before Taxes	14.50%	1.17%	0.48%
Return After Taxes on Distributions	14.19%	1.05%	0.35%
Return After Taxes on Distributions and Sale of Fund Shares	9.81%	0.98%	0.40%
RAFI® Fundamental Small Core Index(1) (reflects no deduction for fees, expenses or taxes)	14.98%	N/A	N/A
Blended-RAFI® Fundamental Small Core Index(2) (reflects no deduction for fees, expenses or taxes)	14.98%	1.92%	1.25%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	16.33%	5.14%	4.23%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	2.81%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.54%

(1)	Effective June 16, 2011, the Fund changed its underlying index from Dynamic Small Cap IntellidexSM Index to the RAFI® Fundamental Small Core Index.
(2)

The data shown as “Blended-RAFI® Fundamental Small Core Index” is comprised of the performance of the Dynamic Small Cap IntellidexSM Index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Small Core Index starting at the conversion date and through December 31, 2012.

33

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	June 2007
Joshua Betts	Vice President and Portfolio Manager of the Adviser	June 2011
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

34

PXSV	PowerShares Fundamental Pure Small Value Portfolio

Summary Information

Investment Objective

The PowerShares Fundamental Pure Small Value Portfolio (the “Fund) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Small Value Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.41%
Total Annual Fund Operating Expenses	0.70%
Fee Waivers and Expense Assumption(1)	0.31%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$193	$359	$841

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

35

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is comprised of common stocks of “small value” U.S. companies (including real estate investment trusts (“REITs”)) that Research Affiliates, LLC (“RA” or the “Index Provider”) classifies based on its Fundamental Index® methodology. Strictly in accordance with its guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Underlying Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying the common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Underlying Index: book value, cash flow, sales and dividends. The Index Provider uses a five-year average for sales, cash flow and dividends and the book value for the most recent fiscal year ending book value. The Index Provider calculates a composite fundamental weight is calculated for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “small” size group into “growth,” “core” or “value” subsets based on the Fundamental Index® methodology style score, which uses a combination of fundamental growth rates and fundamental valuation ratios. The Underlying Index is composed only of those common stocks that the Index Provider classifies as both “small” and “value.” The Fund generally will invest at least 80% of its total assets in common stocks of “fundamentally small” companies. The Fund considers “fundamentally small” companies to be those companies that comprise the Underlying Index.

The use of the word “Pure” in the Fund’s name reflects that, in selecting securities for the Underlying Index, the Index Provider includes only those securities that it has classified as “value.” Although “value” funds also could include some stocks that, based on their classification, would be considered “growth” or “core,” the Underlying Index contains only those stocks that the Index Provider classifies as pure “value” stocks. The Fund generally will invest in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

“Fundamentally Small” Company Risk. Investing in common stocks of “fundamentally small” companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ common stocks may be more volatile and less liquid than those of more established companies. These common stocks may have returns that vary, sometimes significantly, from the overall stock market. Often “fundamentally small” companies and the industries in which they focus are still evolving and, as a result, may be more sensitive to changing market conditions.

Value Risk. “Value” securities are subject to the risk that the valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund may invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased

36

competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 18.02%.

Best Quarter	Worst Quarter
17.58% (4th Quarter 2011)	(26.75)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (03/03/05)
Return Before Taxes	21.29%	3.05%	3.34%
Return After Taxes on Distributions	20.89%	2.86%	3.13%
Return After Taxes on Distributions and Sale of Fund Shares	14.33%	2.58%	2.85%
RAFI® Fundamental Small Value Index(1) (reflects no deduction for fees, expenses or taxes)	21.62%	N/A	N/A
Blended-RAFI® Fundamental Small Value Index(2) (reflects no deduction for fees, expenses or taxes)	21.62%	3.77%	4.06%
S&P SmallCap 600® Value Index (reflects no deduction for fees, expenses or taxes)	18.21%	4.72%	5.35%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	18.05%	3.55%	4.41%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.28%

(1)	Effective June 16, 2011, the Fund changed its underlying index from Dynamic Small Cap Value IntellidexSM Index to the RAFI® Fundamental Small Value Index.
(2)

The data shown as “Blended-RAFI® Fundamental Small Value Index” is comprised of the performance of the Dynamic Small Cap Value IntellidexSM Index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Small Value Index starting at the conversion date and through December 31, 2012.

37

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	June 2007
Joshua Betts	Vice President and Portfolio Manager of the Adviser	June 2011
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

38

Summary Information About Purchases and Sales and Taxes

Purchase and Sale of Fund Shares

Each Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

Individual Shares of each Fund may be purchased and sold only on a national securities exchange through brokers. Shares of each Fund are listed for trading on NYSE Arca Inc. (the “Exchange”) and because the Shares of each Fund will trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Each Fund’s distributions generally will be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

Each Fund generally will invest at least 90% of its total assets in securities that comprise its respective Underlying Index. Each Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of its Underlying Index. The Adviser seeks correlation over time of 0.95 or better between a Fund’s performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus its Underlying Index’s returns. Because each Fund uses an indexing approach to try to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each Fund generally invests in all of the securities comprising its Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its Underlying Index. There also may be instances in which the Adviser may choose to (i) overweight a security in the Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the

Underlying Index or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index.

Each Fund may sell securities that are represented in the applicable Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about the construction of each Fund’s Underlying Index is set forth below.

RAFI® Fundamental Large Growth Index

The RAFI® Fundamental Large Growth Index is comprised of common stocks that RA classifies as “large growth.”

Strictly in accordance with its guidelines and mandated procedures, RA constructs the RAFI® Fundamental Large Growth Index from the 2,500 largest U.S. companies, which it identifies based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. It calculates a composite fundamental weight for each common stock by equally weighting the four fundamental measures. For companies that have never paid dividends, RA will exclude that measure from the average. RA then classifies each common stock as “large,” “mid” or “small” and “growth,” “core” or “value” in the following manner:

(1) RA segregates common stocks into three size groups: “large,” “mid” and “small.” RA divides common stocks among these groups based on their fundamental weight.

The top 70% of common stocks measured by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. RA excludes common stocks that have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding).

(2) Once RA classifies the common stocks into the three size groups, it classifies common stocks as “growth,” “core” or “value.” RA uses a methodology based on fundamental measures of growth and value to give each common stock a style score. Based on this style score, it classifies common stocks as “growth,” “core” or “value.”

(3) The common stocks that RA classifies as “large” and “growth” are included in the RAFI® Fundamental Large Growth Index. RA weights common stocks included in the Underlying Index by their composite fundamental weight.

RA reconstitutes and rebalances the RAFI® Fundamental Large Growth Index annually on the third Friday of March.

RAFI® Fundamental Large Core Index

The RAFI® Fundamental Large Core Index is comprised of common stocks that RA classifies as “large core.”

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Strictly in accordance with its guidelines and mandated procedures, RA constructs the RAFI® Fundamental Large Core Index from the 2,500 largest U.S. companies, which it identifies based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. RA calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. For companies that have never paid dividends, RA will exclude that measure from the average. RA then classifies each common stock as “large,” “mid” or “small” and “growth,” “core” or “value” in the following manner:

(1) RA segregates common stocks into three size groups: “large,” “mid” and “small.” It divides common stocks among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight compose the “large” size group, the next 20% compose the “mid” size group, and the final 10% compose the “small” size group. RA excludes common stocks that have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding).

(2) Once RA classifies stocks into the three size groups, it classifies the common stocks as “growth,” “core” or “value.” RA uses a methodology using fundamental measures of growth and value to give each common stock a style score. RA classifies the common stock as “growth,” core” or “value” based on this style score.

(3) RA identifies the common stocks that it classified as “large” and “core” for inclusion in the RAFI® Fundamental Large Core Index. RA weights common stocks included in the Underlying Index by their composite fundamental weight.

RA reconstitutes and rebalances the RAFI® Fundamental Large Core Index annually on the third Friday of March.

RAFI® Fundamental Large Value Index

The RAFI® Fundamental Large Value Index is comprised of common stocks that RA classifies as “large value.”

Strictly in accordance with its guidelines and mandated procedures, RA constructs the RAFI® Fundamental Large Value Index from the 2,500 largest U.S. companies, which it identifies based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. It calculates a composite fundamental weight for each common stock by equally weighting the four fundamental measures. For companies that have never paid dividends, RA will exclude that measure from the average. RA then classifies each common stock as “large,” “mid” or “small” and “growth,” “core” or “value” in the following manner:

(1) RA segregates common stocks into three size groups: “large,” “mid” and “small.” RA divides common stocks among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. RA excludes common stocks that have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding).

(2) Once RA classifies the common stocks into the three size groups, it classifies common stocks as “growth,” “core” or “value.” RA uses a methodology based on fundamental measures of growth and value to give each common stock a style score. Based on this style score, it classifies common stocks as “growth,” “core” or “value.”

(3) The common stocks that RA classifies as “large” and “value” are included in the RAFI® Fundamental Large Value Index. RA weights common stocks included in the Underlying Index by their composite fundamental weight.

RA reconstitutes and rebalances the RAFI® Fundamental Large Value Index annually on the third Friday of March.

RAFI® Fundamental Mid Growth Index

The RAFI® Fundamental Mid Growth Index is comprised of common stocks that RA classifies as “mid growth.”

Strictly in accordance with its guidelines and mandated procedures, RA constructs the RAFI® Fundamental Mid Growth Index from the 2,500 largest U.S. companies, which it identifies based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. RA calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. For companies that have never paid dividends, RA will exclude that measure from the average. RA then classifies each common stock as “large,” “mid” or “small” and “growth,” “core” or “value” in the following manner:

(1) RA segregates common stocks into three size groups: “large,” “mid” and “small.” It divides common stocks among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight compose the “large” size group, the next 20% compose the “mid” size group, and the final 10% compose the “small” size group. RA excludes common stocks that have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding).

(2) Once RA classifies stocks into the three size groups, it classifies the common stocks as “growth,” “core” or “value.” RA uses a methodology using fundamental measures of growth and value to give each common stock a style score. RA classifies the common stock as “growth,” core” or “value” based on this style score.

(3) RA identifies the common stocks that it classified as “mid” and “growth” inclusion in the RAFI® Fundamental Mid Growth Index. RA weights common stocks included in the Underlying Index by their composite fundamental weight.

RA reconstitutes and rebalances the RAFI® Fundamental Mid Growth Index annually on the third Friday of March.

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RAFI® Fundamental Mid Core Index

The RAFI® Fundamental Mid Core Index is comprised of common stocks that RA classifies as “mid core.”

Strictly in accordance with its guidelines and mandated procedures, RA constructs the RAFI® Fundamental Mid Core Index from the 2,500 largest U.S. companies, which it identifies based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. RA calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. For companies that have never paid dividends, RA will exclude that measure from the average. RA then classifies each common stock as “large,” “mid” or “small” and “growth,” “core” or “value” in the following manner:

(1) RA segregates common stocks into three size groups: “large,” “mid” and “small.” It divides common stocks among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight compose the “large” size group, the next 20% compose the “mid” size group, and the final 10% compose the “small” size group. RA excludes common stocks that have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding).

(2) Once RA classifies stocks into the three size groups, it classifies the common stocks as “growth,” “core” or “value.” RA uses a methodology using fundamental measures of growth and value to give each common stock a style score. RA classifies the common stock as “growth,” core” or “value” based on this style score.

(3) RA identifies the common stocks that it classified as “mid” and “core” for inclusion in the RAFI® Fundamental Mid Core Index. RA weights common stocks included in the Underlying Index by their composite fundamental weight.

RA reconstitutes and rebalances the RAFI® Fundamental Mid Core Index annually on the third Friday of March.

RAFI® Fundamental Mid Value Index

The RAFI® Fundamental Mid Value Index is comprised of common stocks that RA classifies as “mid value.”

Strictly in accordance with its guidelines and mandated procedures, RA constructs the RAFI® Fundamental Mid Value Index from the 2,500 largest U.S. companies, which it identifies based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. RA calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. For companies that have never paid dividends, RA will exclude that measure from the average. RA then classifies each common stock as “large,”

“mid” or “small” and “growth,” “core” or “value” in the following manner:

(1) RA segregates common stocks into three size groups: “large,” “mid” and “small.” It divides common stocks among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight compose the “large” size group, the next 20% compose the “mid” size group, and the final 10% compose the “small” size group. RA excludes common stocks that have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding).

(2) Once RA classifies stocks into the three size groups, it classifies the common stocks as “growth,” “core” or “value.” RA uses a methodology using fundamental measures of growth and value to give each common stock a style score. RA classifies the common stock as “growth,” core” or “value” based on this style score.

(3) RA identifies the common stocks that it classified as “mid” and “value” for inclusion in the RAFI® Fundamental Mid Value Index. RA weights common stocks included in the Underlying Index by their composite fundamental weight.

RA reconstitutes and rebalances the RAFI® Fundamental Mid Value Index annually on the third Friday of March.

RAFI® Fundamental Small Growth Index

The RAFI® Fundamental Small Growth Index is comprised of stocks that RA classifies as “small growth.”

Strictly in accordance with its guidelines and mandated procedures, RA constructs the RAFI® Fundamental Small Growth Index from the 2,500 largest U.S. companies, which it identifies based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. RA calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. For companies that have never paid dividends, RA will exclude that measure from the average. RA then classifies each common stock as “large,” “mid” or “small” and “growth,” “core” or “value” in the following manner:

(1) RA segregates common stocks into three size groups: “large,” “mid” and “small.” It divides common stocks among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight compose the “large” size group, the next 20% compose the “mid” size group, and the final 10% compose the “small” size group. RA excludes common stocks that have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding).

(2) Once RA classifies stocks into the three size groups, it classifies the common stocks as “growth,” “core” or “value.” RA uses a methodology using fundamental measures of growth and value to give each common stock a style score. RA classifies the common stock as “growth,” core” or “value” based on this style score.

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(3) RA includes the common stocks that it classified as “small” and “growth” in the RAFI® Fundamental Small Growth Index. RA weights common stocks included in the Underlying Index by their composite fundamental weight.

RA reconstitutes and rebalances the RAFI® Fundamental Small Growth Index annually on the third Friday of March.

RAFI® Fundamental Small Core Index

The RAFI® Fundamental Small Core Index is comprised of common stocks that RA classifies as “small core.”

Strictly in accordance with its guidelines and mandated procedures, RA constructs the RAFI® Fundamental Small Core Index from the 2,500 largest U.S. companies, which it identifies based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. RA calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. For companies that have never paid dividends, RA will exclude that measure from the average. RA then classifies each common stock as “large,” “mid” or “small” and “growth,” “core” or “value” in the following manner:

(1) RA segregates common stocks into three size groups: “large,” “mid” and “small.” It divides common stocks among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight compose the “large” size group, the next 20% compose the “mid” size group, and the final 10% compose the “small” size group. RA excludes common stocks that have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding).

(2) Once RA classifies stocks into the three size groups, it classifies the common stocks as “growth,” “core” or “value.” RA uses a methodology using fundamental measures of growth and value to give each common stock a style score. RA classifies the common stock as “growth,” core” or “value” based on this style score.

(3) RA identifies the common stocks that it classified as “small” and “core” for inclusion in the RAFI® Fundamental Small Core Index. RA weights common stocks included in the Underlying Index by their composite fundamental weight.

RA reconstitutes and rebalances the RAFI® Fundamental Small Core Index annually on the third Friday of March.

RAFI® Fundamental Small Value Index

The RAFI® Fundamental Small Value Index is comprised of common stocks that RA classifies as “small value.”

Strictly in accordance with its guidelines and mandated procedures, RA constructs the RAFI® Fundamental Small Value Index from the 2,500 largest U.S. companies, which it identifies based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. RA calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. For companies that have never paid dividends, RA will exclude that measure from the average. RA then classifies each common stock as “large,” “mid” or “small” and “growth,” “core” or “value” in the following manner:

(1) RA segregates common stocks into three size groups: “large,” “mid” and “small.” It divides common stocks among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight compose the “large” size group, the next 20% compose the “mid” size group, and the final 10% compose the “small” size group. RA excludes common stocks that have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding).

(2) Once RA classifies stocks into the three size groups, it classifies the common stocks as “growth,” “core” or “value.” RA uses a methodology using fundamental measures of growth and value to give each common stock a style score. RA classifies the common stock as “growth,” core” or “value” based on this style score.

(3) RA identifies the common stocks that it classified as “small” and “value” for inclusion in the RAFI® Fundamental Small Value Index. RA weights common stocks included in the Underlying Index by their composite fundamental weight.

RA reconstitutes and rebalances the RAFI® Fundamental Small Value Index annually on the third Friday of March.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section.

“Fundamentally Large” Company Risk

Returns on investments in common stocks of “fundamentally large” U.S. companies could trail the returns on investments in common stocks of smaller companies or other large companies based on market capitalization.

“Fundamentally Small” and “Fundamentally Mid-sized” Company Risks

Investing in common stocks of “fundamentally small” or “fundamentally mid-sized” companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ common stocks may be more volatile and less liquid than those of more established companies. These common stocks may have returns that vary, sometimes significantly, from the overall stock market. Often “fundamentally small” or “fundamental mid-sized” companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. These risks may be more pronounced in “fundamentally small” companies, as compared to “fundamentally mid-sized” companies.

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Core Risk

The returns on “core” common stocks may or may not move in tandem with the returns on other styles of investing or the overall stock market.

Growth Risk

The market values of “growth” common stocks may be more volatile than other types of investments. The returns on “growth” common stocks may or may not move in tandem with the returns on other styles of investing or the overall stock market.

Value Risk

“Value” securities are subject to the risk that the valuations never improve or that the returns on “value” common stocks are less than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

REIT Risk

Investments in securities of real estate companies involve risks. These risks include, among others: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate industry.

A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that their shareholders pay. As a result, an investor will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Equity Risk

Equity risk is the risk that the value of the securities a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which a Fund invests or factors relating to the securities of specific companies that a Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other rea-

sons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk

In following its methodology, a Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Information about the Funds’ exposure to a particular industry is available in the Funds’ Annual and Semi-Annual Reports to Shareholders, as well as on their Forms N-Q as filed with the Securities and Exchange Commission.

Non-Correlation Risk

A Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Index may be adversely affected. Since an Underlying Index is not subject to the tax diversification requirements to which the Funds must adhere, a Fund may be required to deviate its investments from the securities, contained in, and relative weightings of its, Underlying Index. A Fund may not invest in certain securities included in its respective Underlying Index due to liquidity constraints also may delay a Fund’s purchase or sale of securities included in its Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from its respective Underlying Index.

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact a Fund’s ability to track its Underlying Index. For example, in regulated industries, and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant

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of a license or other regulatory or corporate consent or, if exceeded, may cause the Adviser, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser’s affiliates.

The Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund or the need to reserve cash held by the Fund to meet redemptions and expenses, or low assets (particularly when a Fund is new and has operated for only a short period). If a Fund utilizes a sampling approach, its return may not correlate as well with the return of its Underlying Index, as would be the case if it purchased all of the securities in its Underlying Index with the same weightings as its Underlying Index.

Index Risk

Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund’s respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk

Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in a Fund’s respective Underlying Index.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Funds. Any of these factors may lead to the Shares trading at a premium or discount to a Fund’s NAV.

Non-Diversified Fund Risk

Because non-diversified Funds can invest a greater portion of their assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the volatility of each of PowerShares Fundamental Pure Large Growth Portfolio and PowerShares Fundamental Pure Large Value Portfolio and cause the performance of a relatively small number of issuers to have a greater impact on these Funds’ performance.

Non-Principal Investment Strategies

Each Fund, after investing at least 90% of its assets in securities that comprise its respective Underlying Index, may invest its remaining assets in securities not included in its Underlying Index, and in money market instruments, including other funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom). PowerShares Fundamental Pure Large Growth Portfolio and PowerShares Fundamental Pure Large Value Portfolio also may invest in futures contracts, options and options on futures contracts. The Adviser anticipates that it may take approximately three business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for the Adviser to fully reflect the additions and deletions to each Fund’s respective Underlying Index in the portfolio composition of that Fund.

Each Fund normally invests at least 80% of its total assets in securities suggested by the name of that Fund (the “80% investment policy”). Each Fund considers securities suggested by the name of that Fund to be those securities that comprise its respective Underlying Index.

Each of the investment policies described herein, including each Fund’s investment objective, constitutes a non-fundamental policy that the Board of Trustees (“Board”) of PowerShares Exchange-Traded Fund Trust (the “Trust”) may change at any time without shareholder approval. The Board also may change the 80% investment policy of each Fund without shareholder approval, but only upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the Funds are set forth in the Trust’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

Each Fund, except PowerShares Fundamental Pure Large Growth Portfolio and PowerShares Fundamental Pure Large Value Portfolio, may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes. PowerShares Fundamental Pure Large Growth Portfolio and PowerShares Fundamental Pure Large Value Portfolio may borrow money to the extent permitted by the 1940 Act in order to meet shareholder redemptions and for temporary or emergency purposes.

Securities Lending

PowerShares Fundamental Pure Small Value Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Risks of Futures and Options

PowerShares Fundamental Pure Large Growth Portfolio and PowerShares Fundamental Pure Large Value Portfolio may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in each Fund’s respective Underlying Index, to facilitate trading or to reduce transaction costs. These Funds will not use futures or options for speculative purposes.

Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, each Fund would remain required to make daily cash payments to maintain its required margin. The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. However,

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each Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.

Each Fund must segregate liquid assets or take other appropriate measures to “cover” open positions in futures contracts. For futures contracts that do not cash settle, each Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, each Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value.

For more information, please see the section “Investment Strategies and Risks – Futures and Options” in the SAI.

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If PowerShares Fundamental Pure Small Value Portfolio is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of cash collateral.

Shares May Trade at Prices Different Than NAV

The NAV of the Shares generally will fluctuate with changes in the market value of the Funds’ holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above each Fund’s respective NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund’s Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Issues

Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis, and are created and redeemed principally in-kind in Creation Units at closing NAVs. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for each Fund or its ongoing shareholders.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Trust’s SAI, which is available at www.invescopowershares.com

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, a family of exchange-traded funds (“ETFs”), with combined assets under management of more than $36.6 billion as of July 31, 2013. The Trust currently is comprised of 55 ETFs.

As the Funds’ investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Joshua Betts, Jonathan Nixon, Brian Picken and Michael Jeanette. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team

45

members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since June 2007 or since inception. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Joshua Betts is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since June 2011. Mr. Betts has been a Portfolio Manager of the Adviser since November 2008. Prior to joining the Adviser, Mr. Betts was a Regional Vice President at Claymore Securities, Inc. from May 2007 to August 2008. Prior to this, he was a Portfolio Consultant for the Adviser from June 2006 to May 2007. From September 2005 to June 2006, he was a mortgage broker for Advanced Mortgage Services.

Jonathan Nixon is a Vice President and Portfolio Manager of the Adviser, and has been managing the European listed ETFs from 2011 to the present. Mr. Nixon has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since August 2013. Prior to joining the Adviser, Mr. Nixon was a Tax Manager for General Electric from 2008 to 2010. He received a Bachelor of Arts from SUNY Buffalo.

Brian Picken is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since August 2010. Mr. Picken has been a Portfolio Manager of the Adviser since August 2010. Mr. Picken was an Associate Portfolio Manager of the Adviser from August 2009 to August 2010, an ETF Portfolio Operations Specialist for the Adviser from August 2008 to August 2009, and prior to that a Research Analyst for the Adviser from August 2007 to August 2008.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been employed by the Adviser since 2005. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since August 2008 or since inception. Mr. Jeanette has been a Portfolio Manager of the Adviser since July 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007. Prior to this he was a financial advisor with Smith Barney and First Bank Systems.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

The Adviser receives fees from each Fund equal to 0.29% of the Fund’s average daily net assets.

The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) pursuant to which the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), at least until August 31, 2014. The offering costs excluded from the Expense Cap for each Fund are: (a) initial legal fees pertaining to each Fund’s Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, paying for a portion of its sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust and extraordinary expenses.

A discussion regarding the basis for the Board’s approval of the Trust’s Investment Advisory Agreement on behalf of each Fund is available in the Funds’ Annual Report to Shareholders for the fiscal year ended April 30, 2013.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units.

Most investors buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on an Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment required. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a

46

round trip (purchase and sale) transaction. The Shares of the Funds trade on NYSE Arca under the following symbols:

Fund	Symbol
PowerShares Fundamental Pure Large Growth Portfolio	PXLG
PowerShares Fundamental Pure Large Core Portfolio	PXLC
PowerShares Fundamental Pure Large Value Portfolio	PXLV
PowerShares Fundamental Pure Mid Growth Portfolio	PXMG
PowerShares Fundamental Pure Mid Core Portfolio	PXMC
PowerShares Fundamental Pure Mid Value Portfolio	PXMV
PowerShares Fundamental Pure Small Growth Portfolio	PXSG
PowerShares Fundamental Pure Small Core Portfolio	PXSC
PowerShares Fundamental Pure Small Value Portfolio	PXSV

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on NYSE Arca may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve the Funds directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of the Funds. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV. To minimize these potential consequences of frequent purchases and redemptions of Shares, each Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

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•	You sell your Shares listed on NYSE Arca, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly. Each Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Funds. Dividends paid out of each Fund’s income and net short-term gains, if any, generally are taxable as ordinary income.

Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

For non-corporate taxpayers, long-term capital gains are currently taxed at a rate of 20% while short-term capital gains and other ordinary income are taxed at ordinary income rates.

Distributions in excess of each Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash component paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units generally is treated as long-

term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section “Taxes” in the SAI.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. The NAV for each Fund will be calculated and disseminated daily on each day that the NYSE is open. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when each Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market.

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Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate each Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect each Fund’s ability to track its Underlying Index.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Chicago, Illinois 60602 and 1601 K Street, N.W., Washington, DC 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois, 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund.

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Financial Highlights

The financial highlights tables below are intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, since a Fund’s inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report for the fiscal year ended April 30, 2013, which is available upon request.

PowerShares Fundamental Pure Large Growth Portfolio (PXLG)

	Year Ended April 30, 2013	For the Period June 13, 2011(e) Through April 30, 2012
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$22.20	$20.00
Net investment income(a)	0.39	0.28
Net realized and unrealized gain on investments	2.87	2.09
TOTAL FROM INVESTMENT OPERATIONS	3.26	2.37
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.36)	(0.17)
NET ASSET VALUE AT END OF YEAR	$25.10	$22.20
MARKET PRICE AT END OF YEAR(b)	$25.08	$22.19
NET ASSET VALUE, TOTAL RETURN(c)	14.87%	11.99%	(f)
MARKET PRICE TOTAL RETURN(c)	14.83%	11.94%	(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$82,816	$4,440
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.39%	0.39%	(g)
Expenses, prior to Waivers	0.79%	7.69%	(g)
Net investment income, after Waivers	1.63%	1.54%	(g)
Portfolio turnover rate(d)	90%	3%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Commencement of Investment Operations.
(f)	The net asset value total return from Fund Inception (June 16, 2011, the first day of trading on the Exchange) to April 30, 2012 was 13.81%. The market price total return from Fund Inception to April 30, 2012 was 13.87%.
(g)	Annualized.

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PowerShares Fundamental Pure Large Core Portfolio (PXLC)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$26.66	$26.42	$23.26	$17.56	$25.92
Net investment income(a)	0.65	0.57	0.37	0.27	0.34
Net realized and unrealized gain (loss) on investments	4.35	0.32	3.16	5.74	(8.44)
TOTAL FROM INVESTMENT OPERATIONS	5.00	0.89	3.53	6.01	(8.10)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.69)	(0.65)	(0.37)	(0.31)	(0.26)
NET ASSET VALUE AT END OF YEAR	$30.97	$26.66	$26.42	$23.26	$17.56
MARKET PRICE AT END OF YEAR(b)	$30.98	$26.66	$26.42	$23.26	$17.55
NET ASSET VALUE, TOTAL RETURN(c)	19.10%	3.64%	15.40%	34.56%	(31.47)%
MARKET PRICE TOTAL RETURN(c)	19.15%	3.64%	15.40%	34.64%	(31.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$27,874	$25,326	$35,673	$38,376	$33,355
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.39%	0.43%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.80%	0.90%	0.99%	0.88%	0.93%
Net investment income, after Waivers	2.38%	2.32%	1.61%	1.32%	1.71%
Portfolio turnover rate(d)	43%	58%	41%	62%	57%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Fundamental Pure Large Value Portfolio (PXLV)

	Year Ended April 30, 2013	For the Period June 13, 2011(a) Through April 30, 2012
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$20.37	$20.00
Net investment income(b)	0.52	0.39
Net realized and unrealized gain on investments	4.77	0.33
TOTAL FROM INVESTMENT OPERATIONS	5.29	0.72
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.50)	(0.35)
NET ASSET VALUE AT END OF YEAR	$25.16	$20.37
MARKET PRICE AT END OF YEAR(c)	$25.16	$20.35
NET ASSET VALUE, TOTAL RETURN(d)	26.41%	3.80%	(e)
MARKET PRICE TOTAL RETURN(d)	26.53%	3.70%	(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$7,549	$8,148
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.39%	0.39%	(f)
Expenses, prior to Waivers	2.10%	2.87%	(f)
Net investment income, after Waivers	2.43%	2.38%	(f)
Portfolio turnover rate(g)	9%	2%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (June 16, 2011, the first day of trading on the Exchange) to April 30, 2012 was 5.17%. The market price total return from Fund Inception to April 30, 2012 was 5.23%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)

	Year Ended April 30,
	2013	2012	2011	2010		2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$22.65	$24.13	$19.11	$13.87		$22.29
Net investment income (loss)(a)	0.26	0.13	(0.01)	0.00	(b)	(0.01)
Net realized and unrealized gain (loss) on investments	3.38	(1.53)	5.09	5.25		(8.41)
TOTAL FROM INVESTMENT OPERATIONS	3.64	(1.40)	5.08	5.25		(8.42)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.23)	(0.08)	—	(0.00)	(b)	—
Return of capital	—	—	(0.06)	(0.01)		—
TOTAL DISTRIBUTIONS	(0.23)	(0.08)	(0.06)	(0.01)		—
NET ASSET VALUE AT END OF YEAR	$26.06	$22.65	$24.13	$19.11		$13.87
MARKET PRICE AT END OF YEAR(c)	$26.04	$22.63	$24.13	$19.10		$13.85
NET ASSET VALUE, TOTAL RETURN(d)	16.23%	(5.74)%	26.61%	37.89%		(37.78)%
MARKET PRICE TOTAL RETURN(d)	16.25%	(5.83)%	26.67%	38.02%		(37.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$82,101	$87,203	$130,290	$128,044		$140,038
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.39%	0.43%	0.63%	0.63%		0.63%
Expenses, prior to Waivers	0.54%	0.55%	0.69%	0.66%		0.61%
Net investment income (loss), after Waivers	1.14%	0.61%	(0.06)%	0.03%		(0.07)%
Portfolio turnover rate(e)	33%	75%	49%	75%		81%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Fundamental Pure Mid Core Portfolio (PXMC)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$26.60	$27.15	$23.05	$16.30	$25.47
Net investment income(a)	0.43	0.29	0.21	0.18	0.13
Net realized and unrealized gain (loss) on investments	3.80	(0.57)	4.10	6.73	(9.17)
TOTAL FROM INVESTMENT OPERATIONS	4.23	(0.28)	4.31	6.91	(9.04)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.42)	(0.27)	(0.21)	(0.16)	(0.13)
NET ASSET VALUE AT END OF YEAR	$30.41	$26.60	$27.15	$23.05	$16.30
MARKET PRICE AT END OF YEAR(b)	$30.39	$26.62	$27.15	$23.04	$16.29
NET ASSET VALUE, TOTAL RETURN(c)	16.16%	(0.93)%	18.84%	42.59%	(35.57)%
MARKET PRICE TOTAL RETURN(c)	16.00%	(0.85)%	18.89%	42.62%	(35.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$19,768	$18,623	$23,081	$25,353	$17,929
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.39%	0.43%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	1.00%	1.01%	1.20%	1.11%	1.17%
Net investment income, after Waivers	1.58%	1.16%	0.88%	0.92%	0.67%
Portfolio turnover rate(d)	38%	83%	47%	76%	79%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Fundamental Pure Mid Value Portfolio (PXMV)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$17.06	$17.07	$15.37	$11.16	$16.89
Net investment income(a)	0.37	0.25	0.15	0.23	0.26
Net realized and unrealized gain (loss) on investments	3.94	(0.03)	1.70	4.24	(5.75)
TOTAL FROM INVESTMENT OPERATIONS	4.31	0.22	1.85	4.47	(5.49)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.39)	(0.23)	(0.15)	(0.26)	(0.24)
NET ASSET VALUE AT END OF YEAR	$20.98	$17.06	$17.07	$15.37	$11.16
MARKET PRICE AT END OF YEAR(b)	$20.98	$17.04	$17.07	$15.36	$11.13
NET ASSET VALUE, TOTAL RETURN(c)	25.74%	1.42%	12.16%	40.58%	(32.71)%
MARKET PRICE TOTAL RETURN(c)	25.89%	1.30%	12.24%	40.88%	(32.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$28,321	$32,408	$40,970	$43,818	$39,056
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.39%	0.43%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.82%	0.79%	0.91%	0.84%	0.78%
Net investment income, after Waivers	2.08%	1.57%	0.99%	1.76%	1.95%
Portfolio turnover rate(d)	25%	83%	65%	86%	94%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Fundamental Pure Small Growth Portfolio (PXSG)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$17.66	$19.03	$14.12	$10.49	$15.71
Net investment income (loss)(a)	0.13	0.07	(0.05)	0.05	0.01
Net realized and unrealized gain (loss) on investments	2.08	(1.44)	4.96	3.67	(5.23)
TOTAL FROM INVESTMENT OPERATIONS	2.21	(1.37)	4.91	3.72	(5.22)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.13)	—	—	(0.07)	—
Return of capital	—	—	—	(0.02)	—
TOTAL DISTRIBUTIONS	(0.13)	—	—	(0.09)	—
NET ASSET VALUE AT END OF YEAR	$19.74	$17.66	$19.03	$14.12	$10.49
MARKET PRICE AT END OF YEAR(b)	$19.72	$17.64	$19.05	$14.10	$10.48
NET ASSET VALUE, TOTAL RETURN(c)	12.63%	(7.20)%	34.77%	35.60%	(33.23)%
MARKET PRICE TOTAL RETURN(c)	12.65%	(7.40)%	35.11%	35.54%	(33.25)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$26,646	$30,913	$109,451	$32,473	$31,484
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers(e)	0.39%	0.48%	0.63%	0.63%	0.63%
Expenses, prior to Waivers(e)	0.92%	0.69%	0.93%	0.94%	0.86%
Net investment income (loss), after Waivers	0.72%	0.41%	(0.37)%	0.41%	0.11%
Portfolio turnover rate(d)	39%	189%	57%	113%	109%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net assets value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning at the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the expense ratio shown. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund’s total return.

56

PowerShares Fundamental Pure Small Core Portfolio (PXSC)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$24.21	$25.32	$21.07	$15.03	$23.31
Net investment income(a)	0.46	0.22	0.09	0.11	0.08
Net realized and unrealized gain (loss) on investments	3.60	(1.18)	4.25	6.08	(8.31)
TOTAL FROM INVESTMENT OPERATIONS	4.06	(0.96)	4.34	6.19	(8.23)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.47)	(0.15)	(0.09)	(0.14)	(0.05)
Return of capital	—	—	—	(0.01)	—
TOTAL DISTRIBUTIONS	(0.47)	(0.15)	(0.09)	(0.15)	(0.05)
NET ASSET VALUE AT END OF YEAR	$27.80	$24.21	$25.32	$21.07	$15.03
MARKET PRICE AT END OF YEAR(b)	$27.76	$24.18	$25.33	$21.05	$15.00
NET ASSET VALUE, TOTAL RETURN(c)	17.05%	(3.70)%	20.64%	41.37%	(35.34)%
MARKET PRICE TOTAL RETURN(c)	17.03%	(3.85)%	20.80%	41.52%	(35.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$15,290	$15,735	$18,991	$18,960	$13,530
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.39%	0.43%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	1.22%	1.25%	1.41%	1.26%	1.35%
Net investment income, after Waivers	1.88%	0.97%	0.42%	0.59%	0.47%
Portfolio turnover rate(d)	45%	97%	68%	93%	81%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net assets value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning at the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

57

PowerShares Fundamental Pure Small Value Portfolio (PXSV)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$16.35	$17.07	$14.64	$10.38	$15.80
Net investment income(a)	0.32	0.19	0.16	0.09	0.12
Net realized and unrealized gain (loss) on investments	3.31	(0.72)	2.45	4.25	(5.43)
TOTAL FROM INVESTMENT OPERATIONS	3.63	(0.53)	2.61	4.34	(5.31)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.35)	(0.19)	(0.18)	(0.08)	(0.11)
NET ASSET VALUE AT END OF YEAR	$19.63	$16.35	$17.07	$14.64	$10.38
MARKET PRICE AT END OF YEAR(b)	$19.61	$16.33	$17.08	$14.62	$10.36
NET ASSET VALUE, TOTAL RETURN(c)	22.56%	(3.01)%	18.03%	42.03%	(33.69)%
MARKET PRICE TOTAL RETURN(c)	22.58%	(3.18)%	18.26%	42.11%	(33.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$48,084	$52,312	$72,540	$72,453	$62,253
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.39%	0.43%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.70%	0.64%	0.80%	0.74%	0.73%
Net investment income, after Waivers	1.87%	1.28%	1.14%	0.73%	1.00%
Portfolio turnover rate(d)	31%	109%	90%	116%	98%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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Index Providers

S&P Dow Jones Indices or its affiliates serves as a third party index calculation agent to each Underlying Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and has been licensed for use by S&P Dow Jones Indices LLC and its affiliates. S&P Dow Jones Indices LLC or its affiliates calculate and maintain each Underlying Index on behalf of RA. RA is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with RA. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

No entity that creates, compiles, sponsors or maintains the Underlying Indexes is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Set forth below is a list of each Fund and the Underlying Index upon which it is based:

Fund	Underlying Index
PowerShares Fundamental Pure Large Growth Portfolio	RAFI® Fundamental Large Growth Index
PowerShares Fundamental Pure Large Core Portfolio	RAFI® Fundamental Large Core Index
PowerShares Fundamental Pure Large Value Portfolio	RAFI® Fundamental Large Value Index
PowerShares Fundamental Pure Mid Growth Portfolio	RAFI® Fundamental Mid Growth Index
PowerShares Fundamental Pure Mid Core Portfolio	RAFI® Fundamental Mid Core Index
PowerShares Fundamental Pure Mid Value Portfolio	RAFI® Fundamental Mid Value Index
PowerShares Fundamental Pure Small Growth Portfolio	RAFI® Fundamental Small Growth Index
PowerShares Fundamental Pure Small Core Portfolio	RAFI® Fundamental Small Core Index
PowerShares Fundamental Pure Small Value Portfolio	RAFI® Fundamental Small Value Index

Disclaimers

Each Underlying Index is part of the RAFI® Fundamental US Style Index Series and are trademarks of RA and have been licensed for use for certain purposes by the Adviser.

Investors should be aware of the risks associated with data sources and quantitative processes used in RA’s investment management process. Errors may exist in data acquired from third party vendors, the construction of model portfolios, and in coding related to the index and portfolio construction process. While RA takes steps to identify data and process errors so as to minimize the potential impact of such errors on index and portfolio performance, RA’s cannot guarantee that such errors will not occur.

The trade names Fundamental Index®, RAFI® (Research Affiliates Fundamental Index®), the RAFI logo, and the Research Affiliates® corporate name and logo are registered trademarks and are the exclusive intellectual property of Research Affiliates, LLC. Any use of these trade names and logos without the prior written permission of Research Affiliates, LLC is expressly prohibited. Research Affiliates, LLC reserves the right to take any and all necessary action to preserve all of its rights, title and interest in and to these marks. Fundamental Index® concept, the non-capitalization method for creating and weighting of an index of securities which is patented and patent-pending proprietary intellectual property of Research Affiliates, LLC. (US Patent Nos. 7,620,577; 7,747,502; 7,792,719; 7,778,905; and 8,005,740. Patent Pending Publ. Nos. US-2007-0055598-A1, US-2008-0288416-A1, US-2010-0191628, US-2010-0262563, WO 2005/076812, WO 2007/078399 A2, WO 2008/118372, EPN 1733352, and HK1099110).

The RAFI® Fundamental US Style Index Series is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates, and none of S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates makes any representation regarding the advisability of investing in such product(s).

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, recalculations, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes, even if notified of the possibility of such damages.

Premium/Discount Information

Information regarding how often the Shares of a Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters is available at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies.

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However, registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of a Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, the Funds are permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If a Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, Funds and Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds’ investments also is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or to make shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time

Write:	PowerShares Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173

Visit:	www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21265.

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PowerShares Exchange-Traded Fund Trust		P-STYLE-PRO-1
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
www.InvescoPowerShares.com 800.983.0903	@PowerShares

Prospectus	August 30, 2013

PowerShares Exchange-Traded Fund Trust

PBE	PowerShares Dynamic Biotechnology & Genome Portfolio	NYSE Arca, Inc.

PKB	PowerShares Dynamic Building & Construction Portfolio	NYSE Arca, Inc.

PXE	PowerShares Dynamic Energy Exploration & Production Portfolio	NYSE Arca, Inc.

PBJ	PowerShares Dynamic Food & Beverage Portfolio	NYSE Arca, Inc.

PEJ	PowerShares Dynamic Leisure and Entertainment Portfolio	NYSE Arca, Inc.

PBS	PowerShares Dynamic Media Portfolio	NYSE Arca, Inc.

PXQ	PowerShares Dynamic Networking Portfolio	NYSE Arca, Inc.

PXJ	PowerShares Dynamic Oil & Gas Services Portfolio	NYSE Arca, Inc.

PJP	PowerShares Dynamic Pharmaceuticals Portfolio	NYSE Arca, Inc.

PMR	PowerShares Dynamic Retail Portfolio	NYSE Arca, Inc.

PSI	PowerShares Dynamic Semiconductors Portfolio	NYSE Arca, Inc.

PSJ	PowerShares Dynamic Software Portfolio	NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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PBE	PowerShares Dynamic Biotechnology & Genome Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Biotechnology & Genome Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Biotech & Genome IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of biotechnology companies and genome companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was composed of common stocks of 30 U.S. biotechnology and genome companies. These companies are engaged principally in the research, development, manufacture and marketing and distribution of various biotechnological products, services and processes, and are companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research. These companies may include, for example, companies involved in the research, development or production of pharmaceuticals, including veterinary drugs. Strictly in

3

accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of biotechnology and genome companies in the Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Biotechnology and Genome Industry Concentration Risk. The biotechnology and genome industry can be significantly affected by patent considerations, including the termination of patent protections for their products, intense competition both domestically and internationally, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits. In addition, the biotechnology and genome industry is an emerging growth industry, and therefore biotechnology and genome companies may be thinly capitalized and more volatile than companies with greater capitalizations. Biotechnology and genome companies must contend with high development costs, which may be exacerbated by the inability to raise prices to cover costs because of managed care pressure, government regulation or price controls.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

4

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 26.25%.

Best Quarter	Worst Quarter
21.89% (3rd Quarter 2009)	(23.47)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (06/23/05)
Return Before Taxes	14.01%	4.20%	6.10%
Return After Taxes on Distributions	14.01%	4.18%	6.09%
Return After Taxes on Distributions and Sale of Fund Shares	9.11%	3.61%	5.32%

	1 Year	5 Years	Since Inception (06/23/05)
Dynamic Biotech & Genome IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	14.84%	5.12%	6.63%
S&P Composite 1500 Biotech Index (reflects no deduction for fees, expenses or taxes)	41.26%	12.87%	11.12%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.50%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser; Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

5

PKB	PowerShares Dynamic Building & Construction Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Building & Construction Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Building & Construction IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.69%
Fee Waivers and Expense Assumption(1)	0.06%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.63%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$215	$378	$853

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

6

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of building and construction companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was composed of common stocks of 30 U.S. building and construction companies. These companies are engaged primarily in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large-scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports. These companies also may include manufacturers of building materials for home improvement and general construction projects and specialized machinery used for building and construction; companies that provide installation, maintenance or repair work; and land developers. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of building and construction companies in the Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Building and Construction Industry Concentration Risk. Companies in the building and construction industry are affected by supply and demand both for their specific products or services and for industrial sector products in general. The building and construction industry also may be significantly affected by changes in government spending, zoning laws, economic conditions, interest rates, taxation, real estate values and overbuilding. The products of companies that operate in the building and construction industry may face obsolescence due to rapid technological developments and frequent new product introduction. In addition, government regulation, world events and economic conditions affect the performance of companies in these industries.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

7

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 8.53%.

Best Quarter	Worst Quarter
20.81% (4th Quarter 2011)	(24.71)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/26/05)
Return Before Taxes	45.62%	0.40%	2.80%
Return After Taxes on Distributions	45.50%	0.13%	2.60%
Return After Taxes on Distributions and Sale of Fund Shares	29.81%	0.23%	2.33%
Dynamic Building & Construction IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	47.38%	1.26%	3.74%
S&P Composite 1500 Construction & Engineering Index (reflects no deduction for fees, expenses or taxes)	19.76%	(5.64)%	7.71%
S&P Composite 1500 Homebuilders Index (reflects no deduction for fees, expenses or taxes)	85.63%	8.29%	(7.09)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.75%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

8

PXE	PowerShares Dynamic Energy Exploration & Production Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Energy Exploration & Production Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Energy Exploration & Production IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.69%
Fee Waivers and Expense Assumption(1)	0.04%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.65%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$66	$217	$380	$855

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

9

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies engaged in energy exploration and production that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was composed of common stocks of 30 U.S. companies involved in the exploration and production of natural resources used to produce energy. These companies are engaged principally in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells. These companies include petroleum refineries that process the crude oil into finished products, such as gasoline and automotive lubricants, and companies involved in gathering and processing natural gas, and manufacturing natural gas liquid. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of energy exploration and production companies in the Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Energy Exploration and Production Industry Concentration Risk. Companies in the energy exploration and production industry are subject to extensive government regulation, which may increase the cost of business and limit these companies’ earnings. In addition, these companies are at risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Companies in this industry could be adversely affected by levels and volatility of global energy prices, commodity price volatility, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments and labor relations.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

10

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 9.52%.

Best Quarter	Worst Quarter
29.80% (2nd Quarter 2008)	(33.65)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/26/05)
Return Before Taxes	23.60%	2.37%	8.46%
Return After Taxes on Distributions	23.20%	2.22%	8.33%
Return After Taxes on Distributions and Sale of Fund Shares	15.85%	2.00%	7.40%
Dynamic Energy Exploration & Production IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	24.72%	3.11%	9.16%
S&P Composite 1500 Oil & Gas Exploration & Production Index (reflects no deduction for fees, expenses or taxes)	2.07%	(0.58)%	6.22%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.75%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

11

PBJ	PowerShares Dynamic Food & Beverage Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Food & Beverage Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Food & Beverage IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of food and beverage companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was composed of common stocks of 30 U.S. food and beverage companies. These companies are engaged principally in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies. These companies may include consumer manufacturing of agricultural inputs like livestock and crops, as well as processed food and beverage products; food and beverage stores such as grocery stores, supermarkets, wholesale distributors of grocery items; and food and beverage services like restaurants, bars, snack bars, coffeehouses and other establishments providing food and refreshment. Companies with focused operations as tobacco growers and manufacturers, or pet supplies stores are specifically

12

excluded from this universe. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of food and beverage companies in the Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Food and Beverage Industry Concentration Risk. The food and beverage industry is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, adverse changes in general economic conditions, evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, consumer boycotts, risks of product tampering and the availability and expense of liability insurance.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies.

These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

13

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 23.22%.

Best Quarter	Worst Quarter
12.23% (2nd Quarter 2009)	(13.67)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (06/23/05)
Return Before Taxes	5.60%	4.82%	5.63%
Return After Taxes on Distributions	5.35%	4.61%	5.39%
Return After Taxes on Distributions and Sale of Fund Shares	3.97%	4.12%	4.86%
Dynamic Food & Beverage IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	6.32%	5.55%	6.34%
S&P Composite 1500 Food Beverage & Tobacco Index (reflects no deduction for fees, expenses or taxes)	9.43%	9.19%	11.21%

	1 Year	5 Years	Since Inception (06/23/05)
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.50%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

14

PEJ	PowerShares Dynamic Leisure and Entertainment Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Leisure and Entertainment Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Leisure and Entertainment IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.69%
Fee Waivers and Expense Assumption(1)	0.06%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.63%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$215	$378	$853

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

15

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of leisure companies and entertainment companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was composed of common stocks of 30 U.S. leisure and entertainment companies. These companies are engaged principally in the design, production or distribution of goods or services in the leisure and entertainment industries. These companies may include, for example, companies that provide goods or services, including television and radio broadcast or manufacture (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; toys and games, including video and other electronic games; amusement and theme parks; travel and travel-related services; leisure apparel or footwear; and owners and operators of sports arenas and gaming casinos, hotels and motels. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of leisure companies and entertainment companies in the Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Leisure and Entertainment Industries Concentration Risk. Companies engaged in the design, production, or distribution of goods or services for the leisure and entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services, hotels and motels and fast food and other restaurants) may become obsolete quickly. Additionally, several factors can significantly affect the leisure and entertainment industries, including the performance of the overall economy, changing consumer tastes and discretionary income levels, intense competition, technological developments and government regulation.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which

16

they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 21.97%.

Best Quarter	Worst Quarter
28.08% (2nd Quarter 2009)	(22.43)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (06/23/05)
Return Before Taxes	23.70%	8.51%	7.10%
Return After Taxes on Distributions	23.58%	8.40%	6.94%
Return After Taxes on Distributions and Sale of Fund Shares	15.57%	7.37%	6.17%
Dynamic Leisure and Entertainment IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	24.27%	8.98%	7.65%
S&P Composite 1500 Hotels, Restaurants & Leisure Index (reflects no deduction for fees, expenses or taxes)	5.55%	9.76%	9.62%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.50%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

17

PBS	PowerShares Dynamic Media Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Media Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Media IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of media companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was composed of common stocks of 30 U.S. media companies. These are companies that are principally engaged in the development, production, sale and distribution of goods or services used in the media industry. These companies produce and distribute information and entertainment content and may include television and radio stations, broadcast and cable networks, motion picture companies, music producers, print publishers, and providers of content delivered via the internet; as well as direct to home satellite services; traditional cable services; and advertising and related services. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of media companies in the Underlying

18

Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Media Industry Concentration Risk. Companies engaged in design, production or distribution of goods or services for the media industry (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures and photography) may become obsolete quickly. Media companies are subject to risks that include cyclicality of revenues and earnings, a decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, fierce competition in the industry and the potential for increased government regulation. Media company revenues largely are dependent on advertising spending. A weakening general economy or a shift from online to other forms of advertising may lead to a reduction in discretionary spending on online advertising. Additionally, competitive pressures and government regulation can significantly affect companies in the media industry.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

19

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 25.55%.

Best Quarter	Worst Quarter
29.39% (2nd Quarter 2009)	(28.34)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (06/23/05)
Return Before Taxes	27.26%	3.80%	2.22%
Return After Taxes on Distributions	27.10%	3.71%	2.12%
Return After Taxes on Distributions and Sale of Fund Shares	17.92%	3.25%	1.89%

	1 Year	5 Years	Since Inception (06/23/05)
Dynamic Media IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	28.03%	4.30%	2.77%
S&P Composite 1500 Media Index (reflects no deduction for fees, expenses or taxes)	37.97%	9.46%	6.64%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.50%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

20

PXQ	PowerShares Dynamic Networking Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Networking Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Networking IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.75%
Fee Waivers and Expense Assumption(1)	0.11%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.64%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$65	$229	$406	$920

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

21

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of networking companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was composed of common stocks of 30 U.S. networking companies. These are companies that are principally engaged in the development, manufacture, sale or distribution of products, services or technologies that support the flow of electronic information, including voice, data, images and commercial transactions. These companies may include communications equipment companies that offer a broad range of access, transport, and connectivity equipment and devices which span across a diverse set of markets including enterprise networking, home networking, satellite, wireless (terrestrial), wireline wide area networking, and cable (CATV). The Networking Universe also includes, companies that provide integrated circuits specialized to facilitate communications within a network; software that enables, manages, supports, and secures enterprise networks; and equipment used to build storage networks, which are specialized, high speed networks dedicated to accessing storage data. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of networking companies in the Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Networking Industry Concentration Risk. The networking industry is evolving rapidly and can be significantly affected by corporate capital expenditure trends, competitive pressures such as the ability to attract and retain skilled employees and obsolescence due to rapid technological innovation or changing consumer preferences. Further, many network companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by network companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger,

22

more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 3.17%.

Best Quarter	Worst Quarter
35.60% (2nd Quarter 2009)	(26.50)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (06/23/05)
Return Before Taxes	4.85%	7.31%	7.39%
Return After Taxes on Distributions	4.82%	7.29%	7.38%
Return After Taxes on Distributions and Sale of Fund Shares	3.21%	6.33%	6.48%
Dynamic Networking IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	5.63%	8.11%	8.10%
S&P Composite 1500 Communications Equipment Index (reflects no deduction for fees, expenses or taxes)	11.44%	(0.84)%	2.43%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.50%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

23

PXJ	PowerShares Dynamic Oil & Gas Services Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Oil & Gas Services Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Oil Services IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.62%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies that assist in the production, processing and distribution of oil and gas that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was composed of common stocks of 30 U.S. companies that assist in the production, processing and distribution of oil and gas. The Underlying Intellidex may include companies that are engaged in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of oil and gas services companies in

24

the Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Oil and Gas Services Industry Concentration Risk. The profitability of companies in the oil and gas services industry may be affected adversely by changes in worldwide energy prices, exploration and production spending. Changes in government regulation, economic conditions, government regulation and events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest, and terrorism and natural disasters) also affect companies in this industry. In addition, these companies are at risk for environmental damage claims. Companies in this industry could be adversely affected by commodity price volatility, changes in exchange rates, interest rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, energy conservation efforts, technological developments and labor relations. Companies in the oil and gas services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a

25

whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 13.03%.

Best Quarter	Worst Quarter
32.80% (2nd Quarter 2009)	(48.66)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/26/05)
Return Before Taxes	1.07%	(5.71)%	3.24%
Return After Taxes on Distributions	1.05%	(5.75)%	3.21%
Return After Taxes on Distributions and Sale of Fund Shares	0.72%	(4.77)%	2.79%

	1 Year	5 Years	Since Inception (10/26/05)
Dynamic Oil Services IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	1.78%	(5.05)%	3.83%
S&P Composite 1500 Energy Equipment & Services Index (reflects no deduction for fees, expenses or taxes)	1.22%	(3.89)%	5.44%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.75%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

26

PJP	PowerShares Dynamic Pharmaceuticals Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Pharmaceuticals Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Pharmaceutical IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of pharmaceutical companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was composed of common stocks of 30 U.S. pharmaceuticals companies. These companies are engaged principally in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. These companies may include, for example, pharmaceutical companies and other companies involved in the research, development, manufacture, sale or distribution of drugs, including companies that facilitate the testing or regulatory approval of drugs. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of pharmaceutical companies in the Underlying

27

Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Pharmaceuticals Industry Concentration Risk. Government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition can significantly affect the pharmaceuticals industry.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with

28

broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 22.62%.

Best Quarter	Worst Quarter
16.63% (3rd Quarter 2010)	(12.43)% (1st Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (06/23/05)
Return Before Taxes	24.73%	14.83%	12.82%
Return After Taxes on Distributions	24.43%	14.65%	12.68%
Return After Taxes on Distributions and Sale of Fund Shares	16.46%	13.00%	11.37%
Dynamic Pharmaceutical IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	25.62%	15.64%	13.53%
S&P Composite 1500 Pharmaceuticals Index (reflects no deduction for fees, expenses or taxes)	13.94%	6.04%	5.61%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.50%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

29

PMR	PowerShares Dynamic Retail Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Retail Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Retail IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.74%
Fee Waivers and Expense Assumption(1)	0.11%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.63%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$225	$401	$908

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

30

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of retail companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was composed of common stocks of 30 U.S. retailers. These companies are engaged principally in operating general merchandise stores such as department stores, discount stores, warehouse clubs and superstores; specialty stores, including apparel, electronics, accessories and footwear stores; and home improvement and home furnishings stores. Dealers of motor vehicles and parts, auction houses or rental companies also may be included. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of retail companies in the Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Retail Industry Concentration Risk. The retail industry may be affected by the performance of the domestic and international economy, interest rates, competition and consumer confidence. The success of companies in the retail industry depends heavily on disposable household income and consumer spending, and changes in demographics and consumer preferences can affect the success of retail products. The success of retail products may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand. In addition, the retail industry is subject to severe competition.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the

31

Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 20.75%.

Best Quarter	Worst Quarter
16.49% (1st Quarter 2012)	(16.74)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/26/05)
Return Before Taxes	17.48%	11.21%	8.40%
Return After Taxes on Distributions	17.08%	11.03%	8.25%
Return After Taxes on Distributions and Sale of Fund Shares	11.89%	9.77%	7.35%
Dynamic Retail IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	18.46%	12.01%	9.08%
S&P Composite 1500 Retailing Index (reflects no deduction for fees, expenses or taxes)	25.83%	12.27%	7.95%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.75%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

32

PSI	PowerShares Dynamic Semiconductors Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Semiconductors Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Semiconductor IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.55%
Total Annual Fund Operating Expenses	1.05%
Fee Waivers and Expense Assumption(1)	0.42%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.63%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$292	$539	$1,245

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

33

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of semiconductor companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was composed of common stocks of 30 U.S. semiconductors companies. These are companies that are principally engaged in the manufacture of semiconductors. These companies manufacture semiconductors that serve as the core electronic components of virtually all electronic equipment; companies that make or test chips for third parties; and companies that provide equipment or services used in the production of semiconductors and other thin film products like flat panel displays and thin film heads. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of semiconductor companies in Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Intellidex reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Semiconductors Industry Concentration Risk. Competitive pressures, intense competition, aggressive pricing, technological developments, changing demand, research and development costs, availability and price of components and product obsolescence can significantly affect the semiconductors industry.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

34

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 10.46%.

Best Quarter	Worst Quarter
24.42% (4th Quarter 2010)	(28.63)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (06/23/05)
Return Before Taxes	4.67%	(3.06)%	(0.13)%
Return After Taxes on Distributions	4.54%	(3.13)%	(0.17)%
Return After Taxes on Distributions and Sale of Fund Shares	3.21%	(2.59)%	(0.11)%

	1 Year	5 Years	Since Inception (06/23/05)
Dynamic Semiconductor IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	5.43%	(2.36)%	0.58%
S&P Composite 1500 Semiconductor Index (reflects no deduction for fees, expenses or taxes)	(2.20)%	(0.86)%	0.08%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.50%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

35

PSJ	PowerShares Dynamic Software Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Software Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Software IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.74%
Fee Waivers and Expense Assumption(1)	0.11%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.63%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$225	$401	$908

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

36

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of software companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was composed of common stocks of 30 U.S. software companies. These are companies that are principally engaged in the research, design, production or distribution of products or processes that relate to software applications and systems and information-based services. These companies may include companies that design and market computer applications targeted toward various end user markets, including home/office, design/engineering, and IT infrastructure; as well as distributors of third-party software applications, primarily to resellers, retailers, and corporations. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of software companies in the Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Software Industry Concentration Risk. Technological developments, fixed-rate pricing and the ability to attract and retain skilled employees, can significantly affect the software industry. The success of companies in the industry is also subject to the continued demand for internet services.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

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Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 9.69%.

Best Quarter	Worst Quarter
20.10% (2nd Quarter 2009)	(18.27)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (06/23/05)
Return Before Taxes	16.33%	6.27%	8.22%
Return After Taxes on Distributions	16.33%	6.27%	8.22%
Return After Taxes on Distributions and Sale of Fund Shares	10.61%	5.42%	7.22%

	1 Year	5 Years	Since Inception (06/23/05)
Dynamic Software IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	16.94%	6.98%	8.86%
S&P Composite 1500 Software & Services Index (reflects no deduction for fees, expenses or taxes)	17.95%	3.72%	6.75%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.50%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 39 of the Prospectus.

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Summary Information About Purchases and Sales and Taxes

Purchase and Sale of Fund Shares

Each Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

Individual Shares of the Funds may be purchased and sold only on a national securities exchange through brokers. Shares of each Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”) and because Shares of each Fund will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Each Fund’s distributions generally will be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

Each Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of its Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between each Fund’s performance and the performance of its Underlying Intellidex; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Intellidex is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Intellidex, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus its Underlying Intellidex’ s returns. Because each Fund uses an indexing approach to try to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each Fund generally invests in all of the securities comprising its Underlying Intellidex in proportion to the weightings of the securities in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its Underlying Intellidex. There also may be instances in which the Adviser may choose to (i) overweight a security in the applicable Underlying Intellidex, (ii) purchase securities not contained in an Underlying Intellidex that the Adviser believes are appropriate to substitute for certain securities in the Underlying Intellidex, or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Intellidex. Each Fund may sell securities included in an Underlying Intellidex in anticipation of their removal from the Underlying Intellidex, or purchase securities not included in an Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Additional information about the construction of each Fund’s Underlying Intellidex is set forth below.

General Underlying Intellidex Information

Each Underlying Intellidex’s methodology is intended to objectively identify those securities within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts the companies based on their cumulative scores. Component stocks for each Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within their respective sub-groups.

Dynamic Biotech & Genome IntellidexSM Index

The Underlying Intellidex is composed of stocks of 30 U.S. biotechnology and genome companies that are engaged principally in the research, development, manufacture, marketing and distribution of various biotechnological products, services, processes, as well as companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research. Strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes biotechnology and genome stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The Intellidex Provider ranks the stocks for capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Intellidex Provider defines the universe of companies in the Underlying Intellidex using research provided by Revere Data, LLC to help identify those companies that have significant operations in the industry group (the “Biotech & Genome Group Universe”). The Intellidex Provider further divides stocks within the Biotech & Genome Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Intellidex Provider splits stocks in the Biotech & Genome Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Biotech & Genome Group Universe, the Intellidex Provider identifies a defined number of the top-ranked larger and smaller stocks for inclusions in the Underlying Intellidex and equally weights the included stocks within their Sub-Groups. The Intellidex Provider predetermines the number of stocks included from the Biotech & Genome Group Universe as follows:

a.	The Underlying Intellidex includes 30 stocks from the Biotech & Genome Group Universe based on their Model Score as follows:

i.	The Intellidex Provider includes eight of the top-ranked relatively larger stocks, which collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

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ii.	The Intellidex Provider includes 22 of the top-ranked relatively smaller stocks, which collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.

b.	In the event that the Biotech & Genome Group Universe consists of less than 50 stocks at the time of a quarterly review, the Intellidex Provider includes 30 component stocks with the best model score in the Biotech & Genome Group Universe, and determines the weighting for the 30 stocks as follows:

i.	The Intellidex Provider includes the eight largest stocks by market capitalization, which collectively receives 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Building & Construction IntellidexSM Index

The Underlying Intellidex is composed of stocks of 30 U.S. building and construction companies that are primarily engaged in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large-scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports. Strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes building and construction stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The Intellidex Provider ranks the stocks for investment potential using a proprietary NYSE Arca Intellidex model. The Intellidex Provider defines the universe of companies in the Underlying Intellidex by using research provided by Revere Data, LLC to help identify those companies that have significant operations in that industry group (the “Building & Construction Industry Group Universe”). The Intellidex Provider further divides stocks within the Building & Construction Industry Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Intellidex Provider splits stocks in the Building & Construction Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. Within the Building & Construction Industry Group Universe, the Intellidex Provider identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. The Intellidex Provider equally weights the included stocks within their Sub-Groups. The Intellidex Provider predetermines the number of stocks included from the Building & Construction Industry Group Universe as follows:

a.	The Underlying Intellidex includes 30 stocks from the Building & Construction Industry Group Universe based on their Model Score as follows:

i.	The Intellidex Provider includes eight of the top-ranked relatively larger stocks, which collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.
ii.	The Intellidex Provider includes 22 of the top-ranked relatively smaller stocks, which collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.

b.	In the event that the Building & Construction Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, the Intellidex Provider includes the 30 component stocks with the best Model Score in the Building & Construction Industry Group Universe, and determines the weighting for the 30 stocks as follows:

i.	The Intellidex Provider includes the eight largest stocks by market capitalization, which collectively receives 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Energy Exploration & Production IntellidexSM Index

The Underlying Intellidex is composed of stocks of 30 U.S. companies involved in the exploration and production of natural resources used to produce energy. These companies are engaged principally in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells. Strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes energy exploration and production stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The Intellidex Provider ranks the stocks for investment potential using a proprietary NYSE Arca Intellidex model. The Intellidex provider defines the universe of companies in the Underlying Intellidex by using research provided by Revere Data, LLC to help identify those companies that have significant operations in that industry group (the “Energy Exploration & Production Industry Group Universe”). The Intellidex Provider further divides stocks within the Energy Exploration & Production Industry Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Intellidex Provider splits stocks in the Energy Exploration & Production Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. Within the Energy Exploration & Production Industry Group Universe, the Intellidex Provider identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. The Intellidex Provider equally weights the included stocks within their Sub-Groups. The Intellidex Provider predetermines the number of stocks included from the Energy Exploration & Production Industry Group Universe as follows:

a.	The Underlying Intellidex includes 30 stocks from the Energy Exploration & Production Industry Group Universe based on their Model Score as follows:

i.	The Intellidex Provider includes eight of the top-ranked relatively larger stocks, which collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

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ii.	The Intellidex Provider includes 22 of the top-ranked relatively smaller stocks, which collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.

b.	In the event that the Energy Exploration & Production Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, the Intellidex Provider includes the 30 component stocks with the best Model Score in the Energy Exploration & Production Industry Group Universe, and determines the weighting for the 30 stocks as follows:

i.	The Intellidex Provider includes the eight largest stocks by market capitalization, which collectively receives 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Food & Beverage IntellidexSM Index

The Underlying Intellidex is composed of stocks of 30 U.S. food and beverage companies that are engaged principally in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies. Strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes food and beverage stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The Intellidex Provider ranks the stocks for capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Intellidex Provider defines the universe of companies in the Underlying Intellidex using research provided by Revere Data, LLC to help identify those companies that have significant operations in the industry group (the “Food & Beverage Group Universe”). The Intellidex Provider further divides stocks within the Food & Beverage Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Intellidex Provider splits stocks in the Food & Beverage Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Food & Beverage Group Universe, the Intellidex Provider identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex and equally weights the included stocks within their size Sub-Groups. The Intellidex Provider predetermines the number of stocks included from the Food & Beverage Group Universe as follows:

a.	The Underlying Intellidex includes 30 stocks from the Food & Beverage Group Universe based on their Model Score as follows:

i.	The Intellidex Provider includes eight of the top-ranked relatively larger stocks, which collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.
ii.	The Intellidex Provider includes 22 of the top-ranked relatively smaller stocks, which collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in that Sub-Group are included.

b.	In the event that the Food & Beverage Group Universe consists of less than 50 stocks at the time of a quarterly review, the Intellidex Provider includes 30 component stocks with the best model score in the Food & Beverage Group Universe, and determines the weighting for the 30 stocks as follows:

i.	The Intellidex Provider includes the eight largest stocks by market capitalization, with collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Leisure and Entertainment IntellidexSM Index

The Underlying Intellidex is composed of stocks of 30 U.S. leisure and entertainment companies that are engaged principally in the design, production or distribution of goods or services in the leisure and entertainment industries. Strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes leisure and entertainment stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The Intellidex Provider ranks the stocks for capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Intellidex Provider defines the universe of companies in the Underlying Intellidex using research provided by Revere Data, LLC to help identify those companies that have significant operations in the industry group (the “Leisure and Entertainment Group Universe”). The Intellidex Provider further divides stocks within the Leisure and Entertainment Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Intellidex Provider further divides stocks within the Leisure and Entertainment Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Intellidex Provider splits stocks in the Leisure and Entertainment Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Leisure and Entertainment Group Universe, the Intellidex Provider identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex and equally weights the included stocks within their Sub-Groups. The Intellidex Provider predetermines the number of stocks includes from the Leisure and Entertainment Group Universe as follows:

a.	The Underlying Intellidex includes 30 stocks from the Leisure and Entertainment Group Universe based on their Model Score as follows:

i.	The Intellidex Provider includes eight of the top-ranked relatively larger stocks, which collectively receives 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

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ii.	The Intellidex Provider includes 22 of the top-ranked relatively smaller stocks, which collectively receives 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in that Sub-Group are included.

b.	In the event that the Leisure and Entertainment Group Universe consists of less than 50 stocks at the time of a quarterly review, the Intellidex Provider includes 30 component stocks with the best model score in the Leisure and Entertainment Group Universe, and determines the weighting for the 30 stocks as follows:

i.	The Intellidex Provider includes the eight largest stocks by market capitalization, which collectively receives 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Media IntellidexSM Index

The Underlying Intellidex is composed of stocks of 30 U.S. media companies that are engaged principally in the development, production, sale and distribution of goods or services used in the media industry. Strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes media stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The Intellidex Provider ranks the stocks for capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Intellidex Provider defines the universe of companies in the Underlying Intellidex using research provided by Revere Data, LLC to help identify those companies that have significant operations in the industry group ( the “Media Group Universe”). The Intellidex Provider further divides stocks within the Media Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Intellidex Provider splits stocks in the Media Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Media Group Universe, the Intellidex Provider identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. The Intellidex Provider equally weights the included stocks within their size Sub-Groups. The Intellidex Provider predetermines the number of stocks included from the Media Group Universe as follows:

a.	The Underlying Intellidex includes 30 stocks from the Media Group Universe based on their Model Score as follows:

i	The Intellidex Provider includes eight of the top-ranked relatively larger stocks, which collectively receives 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

ii.	The Intellidex Provider includes 22 of the top-ranked relatively smaller stocks, which collectively receives 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in that Sub-Groups are included.

b.	In the event that the Media Group Universe consists of less than 50 stocks at the time of a quarterly review, the Intellidex Provider includes 30 components stocks with the best model score in the Media Group Universe, and determines the weighting for the 30 stocks as follows:

i.	The Intellidex Provider includes the eight largest stocks by market capitalization, which collectively receives 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Networking IntellidexSM Index

The Underlying Intellidex is composed of stocks of 30 U.S. networking companies that are engaged principally in the development, manufacture, sale or distribution of products, services or technologies that support the flow of electronic information, including voice, data, images and commercial transactions. Strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes networking stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The Intellidex Provider ranks the stocks for capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Intellidex Provider defines the universe of companies in the Underlying Intellidex using research provided by Revere Data, LLC to help identify those companies that have significant operations in the industry group (the “Networking Group Universe”). The Intellidex Provider further divides stocks within the Networking Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Intellidex Provider splits stocks in the Networking Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the networking industry, the Intellidex Provider identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex and equally weights the included stocks within their Sub-Groups. The Intellidex Provider predetermines the number of stocks included from the Networking Group Universe as follows:

a.	The Underlying Intellidex includes 30 stocks from the Networking Group Universe based on their Model Score as follows:

i.	The Intellidex Provider includes eight of the top-ranked relatively larger stocks, which collectively receives 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

ii.	The Intellidex Provider includes 22 of the top-ranked relatively smaller stocks, which collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in that Sub-Group are included.

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b.	In the event that the Networking Group Universe consists of less than 50 stocks at the time of a quarterly review, the Intellidex Provider includes 30 component stocks with the best model score in the Networking Group Universe, and determines the weighting for the 30 stocks as follows:

i.	The Intellidex Provider includes the eight largest stocks by market capitalization, which collectively receives 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Oil Services IntellidexSM Index

The Underlying Intellidex is composed of stocks of 30 U.S. companies that assist in the production, processing and distribution of oil and gas. The Underlying Intellidex may include companies that engage in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing. Strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes stocks of companies that provide support for oil and gas operations from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The Intellidex Provider ranks the stocks for investment potential using a proprietary NYSE Arca Intellidex model. The Intellidex Provider defines the universe of companies in the Underlying Intellidex by using research provided by Revere Data, LLC to help identify those companies that have significant operations in that industry group (the “Oil Services Industry Group Universe”). The Intellidex Provider further divides stocks within the Oil Services Industry Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Intellidex Provider splits stocks in the stocks in the Oil Services Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. Within the Oil Services Industry Group Universe, the Intellidex Provider identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. The Intellidex Provider equally weights the included stocks within their Sub-Groups. The Intellidex Provider predetermines the number of stocks included from the Oil Services Industry Group Universe as follows:

a.	The Underlying Intellidex includes 30 stocks from the Oil Services Industry Group Universe based on their Model Score as follows:

i.	The Intellidex Provider includes eight of the top-ranked relatively larger stocks, which collectively receives 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

ii.	The Intellidex Provider includes 22 of the top-ranked relatively smaller stocks, which collectively receives 60%
of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.

b.	In the event that the Oil Services Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, the Intellidex Provider includes the 30 component stocks with the best Model Score in the Oil Services Industry Group Universe, and determines the weighting for the 30 stocks as follows:

i.	The Intellidex Provider includes the eight largest stocks by market capitalization, which collectively receives 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Pharmaceutical IntellidexSM Index

The Underlying Intellidex is composed of stocks of 30 U.S. pharmaceuticals companies that are engaged principally in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. Strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes pharmaceuticals stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The Intellidex Provider ranks the stocks for capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Intellidex Provider defines the universe of companies in the Underlying Intellidex using research provided by Revere Data, LLC to help identify those companies that have significant operations in the industry group (the “Pharmaceutical Group Universe”). The Intellidex Provider further divides stocks within the Pharmaceutical Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Intellidex Provider splits stocks in the Pharmaceutical Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Pharmaceuticals Group Universe, the Intellidex Provider identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex and equally weights the included stocks within their Sub-Groups. The Intellidex Provider predetermines the number of stocks included from the Pharmaceutical Group Universe as follows:

a.	The Underlying Intellidex includes 30 stocks from the Pharmaceutical Group Universe based on their Model Score as follows:

i.	The Intellidex Provider includes eight of the top-ranked relatively larger stocks, which collectively receives 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best model score in the Sub-Group are included.

ii.	The Intellidex Provider includes 22 of the top-ranked relatively smaller stocks, which collectively receives 60% of the Underlying Intellidex weight (each smaller stock

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receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.

b.	In the event that the Pharmaceutical Group Universe consists of less than 50 stocks at the time of a Quarterly review, the Intellidex Provider includes the 30 component stocks with the best model score in the Pharmaceutical Group Universe, and determines the weighting for the 30 stocks as follows:

i.	The Intellidex Provider includes the eight largest stocks by market capitalization, which collectively receives 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Retail IntellidexSM Index

The Underlying Intellidex is composed of stocks of 30 U.S. retailers that are engaged principally in operating general merchandise stores such as department stores, discount stores, warehouse clubs, superstores, specialty stores (including apparel, electronics, accessories and footwear stores) and home improvement and home furnishings stores. Strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes retail stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The Intellidex Provider ranks the stocks for investment potential using a proprietary NYSE Arca Intellidex model. The Intellidex Provider defines the universe of companies in the Underlying Intellidex by using research provided by Revere Data, LLC to help identify those companies that have significant operations in that industry group (the “Retail Industry Group Universe”). The Intellidex Provider further divides stocks within the Retail Industry Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Intellidex Provider splits stocks in the Retail Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. Within the Retail Industry Group Universe, the Intellidex Provider identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. The Intellidex Provider equally weights the included stocks within their Sub-Groups. The Intellidex Provider predetermines the number of stocks included from the Retail Industry Group Universe as follows:

a.	The Underlying Intellidex includes 30 stocks from the Retail Industry Group Universe based on their Model Score as follows:

i.	The Intellidex Provider includes eight of the top-ranked relatively larger stocks, which collectively receives 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

ii.	The Intellidex Provider includes 22 of the top-ranked relatively smaller stocks, which collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.
b.	In the event that the Retail Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, the Intellidex Provider includes the 30 component stocks with the best Model Score in the Retail Industry Group Universe, and determines the weighting for the 30 stocks as follows:

i.	The Intellidex Provider includes the eight largest stocks by market capitalization, which collectively receives 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Semiconductor IntellidexSM Index

The Underlying Intellidex is composed of stocks of 30 U.S. semiconductors companies that are engaged principally in the manufacture of semiconductors. Strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes semiconductor stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The Intellidex Provider ranks the stocks for capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Intellidex Provider defines the universe of companies in the Underlying Intellidex using research provided by Revere Data, LLC to help identify those companies that have significant operations in the industry group (the “Semiconductor Group Universe”). The Intellidex Provider further divides stocks within the Semiconductor Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Intellidex Provider splits stocks in the Semiconductor Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Semiconductors Group Universe, the Intellidex Provider identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex and equally weights the included stocks within their size Sub-Groups. The Intellidex Provider predetermines the number of stocks included from the Semiconductor Group Universe as follows:

a.	The Underlying Intellidex includes 30 stocks from the Semiconductor Group Universe based on their Model Score as follows:

i.	The Intellidex Provider includes eight of the top-ranked relatively larger stocks, which collectively receives 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

ii.	The Intellidex Provider includes 22 of the top-ranked relatively smaller stocks, which collectively receives 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in that Sub-Group are included.

b.	In the event that the Semiconductor Group Universe consists of less than 50 stocks at the time of a quarterly review, the Intellidex Provider includes 30 component stocks with the

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best model score in the Semiconductor Group Universe, and determines the weighting for the 30 stocks as follows:

i.	The Intellidex Provider includes the eight largest stocks by market capitalization, which collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stock collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Software IntellidexSM Index

The Underlying Intellidex is composed of stocks of 30 U.S. software companies that are engaged principally in the research, design, production or distribution of products or processes that relate to software applications and systems and information-based services. Strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes software stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The Intellidex Provider ranks the stocks for capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Intellidex Provider defines the universe of companies in the Underlying Intellidex using research provided by Revere Data, LLC to help identify those companies that have significant operations in the industry group (the “Software Group Universe”). The Intellidex Provider further divides stocks within the Software Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Intellidex Provider splits stocks in the Software Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Software Group Universe, the Intellidex Provider identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex and equally weights the included stocks within their Sub-Groups. The Intellidex Provider predetermines the number included from the Software Group Universe as follows:

a.	The Underlying Intellidex includes 30 stocks from the Software Group Universe based on their Model Scores follows:

i.	The Intellidex Provider includes eight of the top-ranked relatively larger stocks, which collectively receives 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

ii.	The Intellidex Provider includes 22 of the top-ranked relatively smaller stocks, which collectively receives 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.

b.	In the event that the Software Group Universe consists of less than 50 stocks at the time of a quarterly review, the Intellidex Provider includes 30 components stocks with the best model score in the Software Group Universe, and determines the weighting for the 30 stocks as follows:
i.	The Intellidex Provider includes the eight largest stocks by market capitalization, which collectively receives 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section.

Biotechnology and Genome Industry Concentration Risk

PowerShares Dynamic Biotechnology & Genome Portfolio faces the risk that certain factors can affect the biotechnology and genome industry significantly, including patent considerations, the termination of patent protections for products, intense domestic and international competition, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits. In addition, the biotechnology and genome industry is an emerging growth industry, and therefore biotechnology and genome companies may be capitalized thinly and may be more volatile than companies with greater capitalizations. Biotechnology and genome companies may have persistent losses during a new product’s transition from development to production, and their revenue patterns may be erratic. Biotechnology and genome companies also must contend with high development costs, which may be exacerbated by the their inability to raise prices to cover costs because of managed care pressure, government regulation or price controls. Moreover, stock prices of biotechnology and genome companies are volatile, particularly when their products are up for regulatory approval or under regulatory scrutiny. Companies involved in this industry also may be subject to extensive government regulations by the Food and Drug Administration (“FDA”), the Environmental Protection Agency and the United States Department of Agriculture. These regulations may affect and significantly limit a biotechnology and genome company’s research, product development and approval of products.

Building and Construction Industry Concentration Risk

For PowerShares Dynamic Building & Construction Portfolio, supply and demand for specific products or services, as well as for industrial sector products in general, may affect significantly the companies in the building and construction industry. In addition, changes in government spending, zoning laws, economic conditions, interest rates, taxation, real estate values and overbuilding also may affect significantly the building and construction industry. The products of companies that operate in the building and construction industry may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions also affect the performance of companies in these industries. Companies in this industry also face risks of environmental damage and product liability claims. In addition, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts may affect significantly certain segments of the building and construction industry.

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Energy Exploration and Production Industry Concentration Risk

PowerShares Dynamic Energy Exploration & Production Portfolio faces the risk that companies in the energy exploration and production industry are subject to extensive government regulation, which may increase the cost of business and limit these companies’ earnings. In addition, these companies are at risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Changes in economic conditions and events in the regions where the companies operate (e.g., nationalization, expropriation, imposition of restrictions on foreign investments and repatriation of capital and social or labor unrest) also affect companies in this industry significantly. Companies in this industry could be affected adversely by levels and volatility of global energy prices, commodity price volatility, changes in exchange rates, interest rates imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments and labor relations.

Food and Beverage Industry Concentration Risk

For PowerShares Dynamic Food & Beverage Portfolio, the food and beverage industry is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, adverse changes in general economic conditions, evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, consumer boycotts, risks of product tampering, and the availability and expense of liability insurance. Product recalls require companies in the food and beverage industry to withdraw contaminated or mislabeled products from the market. In addition, there are risks pertaining to raw materials and the suppliers of such raw materials that include changing market prices. The prices for raw materials fluctuate in response to a number of factors, including, but not limited to, changes in the U.S. Government farm support programs, changes in international agricultural and trading policies, weather and other conditions during the growing and harvesting seasons.

Leisure and Entertainment Industries Concentration Risk

For PowerShares Dynamic Leisure and Entertainment Portfolio, companies engaged in the design, production, or distribution of goods or services for the leisure and entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services, hotels and motels and fast food and other restaurants) may become obsolete quickly. Additionally, several factors can significantly affect the leisure and entertainment industries, including the performance of the overall economy, changing consumer tastes and discretionary income levels, intense competition, technological developments and government regulation.

Media Industry Concentration Risk

For PowerShares Dynamic Media Portfolio, companies engaged in design, production or distribution of goods or services for the media industry (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures and photography) may become obsolete quickly. Media companies are subject to a variety of risks, which include cyclicality of revenues and earnings; a decrease in the discretionary income of targeted individuals; changing consumer tastes and interests; fierce competition in the industry; and the potential for increased government regulation. Media company revenues largely are dependent on advertising spending. A weakening general economy or a shift from online to other forms of advertising may lead to a reduction in discretionary spending on online advertising. Additionally, federal deregulation of cable and broadcasting, competitive pressures and government regulation may affect companies in the media industry significantly.

Networking Industry Concentration Risk

PowerShares Dynamic Networking Portfolio faces the risk that the networking industry is evolving rapidly and, as a result, many factors may affect the industry significantly, including corporate capital expenditure trends, competitive pressures such as the ability to attract and retain skilled employees, and obsolescence due to rapid technological innovation or changing consumer preferences. The market for these network products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of network companies depends substantially on the timely and successful introduction of new products or services. An unexpected change in one or more of the technologies affecting a company’s products or in the market for products based on a particular technology could have a material adverse effect on the company’s operating results. Furthermore, there can be no assurance that the network companies will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Many network companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by network companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not develop technologies independently that substantially are equivalent or superior to such companies’ technology. The networking industry is characterized by the existence of a large number of patents and frequent claims and related litigation regarding patent, trade secret and other intellectual property rights.

Oil and Gas Services Industry Concentration Risk

For PowerShares Dynamic Oil & Gas Services Portfolio, the profitability of companies in the oil and gas services industry may be affected adversely by changes in worldwide energy prices, exploration and production spending. Changes in government regulation, economic conditions, government regulation and events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest, and terrorism and natural disasters), also affect companies in this industry. In addition, these companies are at risk for environmental damage claims. Companies in this industry could be

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adversely affected by commodity price volatility, changes in exchange rates, interest rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, energy conservation efforts, technological developments and labor relations. Companies in the oil and gas services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Pharmaceuticals Industry Concentration Risk

For PowerShares Dynamic Pharmaceuticals Portfolio, factors such as government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection, and intense competition may all affect significantly companies in the pharmaceuticals industry.

Substantially all pharmaceutical products are subject to FDA regulation. The research, design, testing, manufacturing, labeling, marketing, distribution and advertising of pharmaceutical products are subject to extensive regulation by governmental authorities in the United States and other countries. The FDA and foreign regulatory agencies require pharmaceutical companies to comply with an array of manufacturing and design controls and testing, quality control, storage and documentation procedures. Manufacturing and sales of pharmaceutical products outside the United States are also subject to foreign regulatory requirements that vary from country to country. The approval process for pharmaceutical products in the United States and abroad can be lengthy, expensive and require extensive preclinical and clinical trials. As a result, pharmaceutical companies may expend substantial resources in developing and testing a new product but fail to obtain the necessary approvals or clearances to market or manufacture the products on a timely basis or at all. Failure to comply with applicable domestic and/or foreign requirements can result in: fines or other enforcement actions, recall or seizure of products, total or partial suspension of production, withdrawal of existing product approvals or clearances, refusal to approve or clear new applications or notifications, increased quality control costs, or criminal prosecution. The pharmaceutical industry is also subject to federal, state, local and foreign laws and regulations governing the protection of the environment and occupational health and safety, including laws regulating air emissions, wastewater discharges, the management and disposal of hazardous materials and wastes, and the health and safety of employees. Pharmaceutical companies also are required to obtain permits from governmental authorities for certain operations. Violation or failure to comply with these laws or regulations or failure to obtain these permits could result in fines, penalties or other sanctions.

Pharmaceutical companies are exposed to significant potential product liability risks that are inherent in the development, manufacturing and marketing of human therapeutic products. Product liability claims could delay or prevent completion of companies’ clinical development programs as well as result in FDA investigations of the safety and effectiveness of companies’ products, manufacturing processes and facilities, and marketing programs.

Pharmaceutical companies depend on rapidly identifying and seeking patent protection for their discoveries. The process of obtaining patent protection is expensive and time consuming.

Furthermore, there can be no assurance that the steps taken by pharmaceutical companies to protect their proprietary rights will be adequate to prevent misappropriation of their proprietary rights or that competitors will not independently develop products that are substantially equivalent or superior to such companies’ products. Pharmaceutical companies also rely on trade secrets, know-how and technology, which are not protected by patents, to maintain their competitive position. If any trade secret, know-how or other technology not protected by a patent were disclosed to, or independently developed by, a competitor, that company’s business and financial condition could be materially adversely affected.

Retail Industry Concentration Risk

For PowerShares Dynamic Retail Portfolio, factors such as the performance of the domestic and international economy, interest rates, competition and consumer confidence may affect the retail industry. The success of companies in the retail industry depends heavily on disposable household income and consumer spending. Changes in demographics and consumer preferences, fads, marketing campaigns and other factors that affect supply and demand also may affect the success of retail products. In addition, the retail industry is subject to severe competition.

Semiconductors Industry Concentration Risk

For PowerShares Dynamic Semiconductors Portfolio, factors that may affect significantly the semiconductors industry include competitive pressures, intense competition, aggressive pricing, technological developments, changing demand, research and development costs, availability and price of components and product obsolescence. The semiconductors industry is characterized by rapid technological change, cyclical market patterns, significant price erosion, periods of over-capacity and production shortages, changing demand, variations in manufacturing costs and yields and significant expenditures for capital equipment and product development. The semiconductors industry has from time to time experienced depressed business conditions. In the past, business conditions in this industry have changed rapidly from periods of strong demand to periods of weak demand. Any future downturn in the industry could harm the business and operating results of semiconductor companies.

Semiconductor design and process methodologies are subject to rapid technological change requiring large expenditures for research and development in order to improve product performance and increase manufacturing yields. Current technology is likely to become obsolete at some point in the future.

The success of semiconductor companies largely depends on their ability to obtain and maintain protection of certain proprietary technologies used in their principal products. Semiconductor companies rely on a combination of patents, trade secret laws and contractual provisions to protect our technologies. The process of seeking patent protection can be long and expensive. In addition, the semiconductors industry in general is characterized by frequent litigation regarding patent and other intellectual property rights, which may require semiconductor companies to defend against competitors’ assertions of intellectual property infringement or misappropriation.

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Software Industry Concentration Risk

For PowerShares Dynamic Software Portfolio, various factors may affect the software industry significantly, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees. The success of companies in the industry is subject to the continued demand for internet services. For example, as product cycles shorten and manufacturing capacity increases, these companies increasingly could become subject to aggressive pricing, which hampers profitability. Changing domestic and international demand, research and development costs, availability and price of components and product obsolescence can affect the profitability of software companies. Software company stocks may experience substantial fluctuations in market price.

The market for software products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of software and services companies depends substantially on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting a company’s products or in the market for products based on a particular technology could have a material adverse effect on the company’s operating results. Furthermore, there can be no assurance that the software companies will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not develop technologies independently that substantially are equivalent or superior to such companies’ technology.

Market Risk

Securities in each Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in a Fund’s respective Underlying Intellidex.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for each Fund’s Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Funds. Any of these factors may lead to the Shares trading at a premium or discount to each Fund’s NAV.

Equity Risk

Equity risk is the risk that the value of the securities a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which the Funds invest. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities each Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk

In following its methodology, a Fund’s Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Information about the Funds’ exposure to a particular industry is available in the Funds’ Annual and Semi-Annual Reports to Shareholders, as well as on their Forms N-Q as filed with the Securities and Exchange Commission.

Non-Correlation Risk

A Fund’s return may not match the return of its Underlying Intellidex for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Intellidex and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of a Fund and its Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Intellidex may be adversely affected. Since an Underlying Intellidex is not subject to the tax diversification requirements to which the Funds must adhere, a Fund may be required to deviate its investments from the securities, contained in, and relative weightings of its Underlying Intellidex. A Fund may not invest in certain securities included in its respective Underlying Intellidex due to liquidity constraints. Liquidity constraints also may delay a Fund’s purchase or sale of securities included in its Underlying Intellidex. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from its respective Underlying Intellidex.

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact a Fund’s ability to track its Underlying Intellidex. For example, in regulated industries, and in corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may

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not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Adviser, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser’s affiliates.

The Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund or the need to reserve cash the Fund holds to meet redemptions and expenses, or low assets (particularly when a Fund is new and has operated for only a short period). If a Fund utilizes a sampling approach, its return may not correlate as well with the return of its Underlying Intellidex as would be the case if they purchased all of the securities in its Underlying Intellidex with the same weightings as the Underlying Intellidex.

Index Risk

Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their respective Underlying Intellidex. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Intellidex, even if that security generally is underperforming.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk

Because the Funds are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds, changes in the market value of a single investment could cause greater fluctuations in Share price of the Fund than would occur in a diversified fund. This may increase the Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Funds’ performance.

Non-Principal Investment Strategies

Each Fund, after investing at least 90% of its total assets in securities that comprise its respective Underlying Intellidex, may invest its remaining assets in securities not included in its Underlying Intellidex and in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in options and futures contracts. The Funds may use options and futures contracts (and convertible securities and structured notes) to seek performance that corresponds to its respective Underlying Intellidex and to manage cash flows. The Adviser anticipates that it may take approximately three business days (a business day is any day that the NYSE is open) for the Adviser to fully reflect the additions and deletions to each Fund’s Underlying Intellidex in the portfolio composition of that Fund.

Each Fund normally will invest at least 80% of its total assets in securities suggested by the name of that Fund (the “80% investment policy”). Each Fund considers securities suggested by the name of that Fund to be those securities that comprise its respective Underlying Intellidex.

Each of the investment policies described herein, including each Fund’s investment objective, constitutes a non-fundamental policy that the Board of Trustees (the “Board”) of PowerShares Exchange-Traded Fund Trust (the “Trust”) may change at any time without shareholder approval. The Board also may change the 80% investment policy of each Fund without shareholder approval, but only upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the Funds are set forth in the Trust’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

PowerShares Dynamic Media Portfolio lends its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Risks of Futures and Options

Each Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in its Underlying Intellidex, to facilitate trading or to reduce transaction costs. The Funds will not use futures or options for speculative purposes.

Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of the stock index future and the movement in the Underlying Intellidex. In the event of adverse price movements, each Fund would remain required to make daily cash payments to maintain its required margin. The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. However, each Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.

Each Fund must segregate liquid assets or take other appropriate measures to “cover” open positions in futures contracts. For

49

futures contracts that do not cash settle, each Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, each Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value. For more information, see “Investment Strategies and Risks – Futures and Options” in the SAI.

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If PowerShares Dynamic Media Portfolio is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of cash collateral.

Shares May Trade at Prices Different than NAV

The NAV of the Shares generally will fluctuate with changes in the market value of the Funds’ holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund’s Underlying Intellidex trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Issues

Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of each Fund will continue to be met or will remain unchanged.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis, and are created and redeemed principally in-kind in Creation Units at closing NAVs. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for each Fund or its ongoing shareholders.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Trust’s SAI, which is available at www.InvescoPowerShares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, a family of exchange-traded funds (“ETFs”), with combined assets under management of $36.6 billion as of July 31, 2013. The Trust currently is composed of 55 ETFs.

As the Funds’ investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Michael Jeanette, Brian Picken and Theodore Samulowitz. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

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Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been employed by the Adviser since May 2005. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since August 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007. Prior to this he was a financial advisor with Smith Barney and First Bank Systems.

Brian Picken is a Vice President and Portfolio Manager of the Adviser. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since August 2010. Previously, he was an Associate Portfolio Manager from August 2009 to August 2010, an ETF Portfolio Operations Specialist for the Adviser from August 2008 to August 2009 and was a Research Analyst for the Adviser from August 2007 to August 2008.

Theodore Samulowitz is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since August 2013. He has been a Portfolio Manager of the Adviser since May 2012. Prior to that, he was the Managing Partner of Endurance Capital Markets LLC from February 2010 to February 2012 and a Portfolio Manager of CMT Asset Management from 2006 to 2010.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

The Adviser receives fees from each Fund equal to 0.50% of the Fund’s average daily net assets. The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, sub-licensing fees, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year, at least until August 31, 2014. The offering costs excluded from the 0.60% expense cap are: (a) initial legal fees pertaining to each Fund’s Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years, following the fiscal year in which expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if applicable, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Intellidex, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust and extraordinary expenses.

A discussion regarding the basis for the Board’s approval of the Trust’s Investment Advisory Agreement on behalf of each Fund is available in the Funds’ Annual Report to Shareholders for the fiscal year ended April 30, 2013.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units.

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade on NYSE Arca under the following symbols:

Fund	Symbol
PowerShares Dynamic Biotechnology & Genome Portfolio	PBE
PowerShares Dynamic Building & Construction Portfolio	PKB
PowerShares Dynamic Energy Exploration & Production Portfolio	PXE
PowerShares Dynamic Food & Beverage Portfolio	PBJ
PowerShares Dynamic Leisure and Entertainment Portfolio	PEJ
PowerShares Dynamic Media Portfolio	PBS
PowerShares Dynamic Networking Portfolio	PXQ
PowerShares Dynamic Oil & Gas Services Portfolio	PXJ
PowerShares Dynamic Pharmaceuticals Portfolio	PJP
PowerShares Dynamic Retail Portfolio	PMR
PowerShares Dynamic Semiconductors Portfolio	PSI
PowerShares Dynamic Software Portfolio	PSJ

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV

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per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on NYSE Arca may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve the Funds directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of the Shares of the Funds. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV. To minimize these potential consequences of frequent purchases and redemptions of Shares, each Fund employs fair valuation pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise are not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on NYSE Arca, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Funds. Dividends paid out of each Fund’s income and net short-term gains, if any, generally are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

For non-corporate taxpayers, long-term capital gains are currently taxed at a rate of 20% while short-term capital gains and other ordinary income are taxed at ordinary income rates.

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Distributions in excess of each Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash component paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section “Taxes” in the SAI.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. The NAV for each Fund will be disseminated daily on each day the NYSE is open. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when each Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate each Fund’s NAV and the prices used by the Fund’s Underlying Intellidex. This may adversely affect each Fund’s ability to track its Underlying Intellidex.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Chicago, Illinois 60602, and 1601 K Street, N.W. Washington, D.C. serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, IL 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund.

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Financial Highlights

The financial highlights table below is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report for the fiscal year ended April 30, 2013, which is available upon request.

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)

	Year Ended April 30,
	2013	2012	2011	2010		2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$22.26	$23.14	$19.67	$12.90		$17.77
Net investment income (loss)(a)	(0.05)	(0.04)	(0.05)	0.06	(e)	(0.06)
Net realized and unrealized gain (loss) on investments	6.05	(0.84)	3.52	6.79		(4.81)
TOTAL FROM INVESTMENT OPERATIONS	6.00	(0.88)	3.47	6.85		(4.87)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	(0.06)		—
Return of capital	—	—	—	(0.02)		—
TOTAL DISTRIBUTIONS	—	—	—	(0.08)		—
NET ASSET VALUE AT END OF YEAR	$28.26	$22.26	$23.14	$19.67		$12.90
MARKET PRICE AT END OF YEAR(b)	$28.27	$22.21	$23.18	$19.68		$12.87
NET ASSET VALUE, TOTAL RETURN:(c)	26.96%	(3.80)%	17.64%	53.19%		(27.41)%
MARKET PRICE TOTAL RETURN(c)	27.29%	(4.18)%	17.78%	53.63%		(27.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$155,453	$136,903	$217,553	$214,391		$139,297
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%		0.63%
Expenses, prior to Waivers	0.63%	0.64%	0.65%	0.61%		0.62%
Net investment income (loss), after Waivers	(0.20)%	(0.21)%	(0.23)%	0.36%	(e)	(0.38)%
Portfolio turnover rate(d)	53%	53%	81%	80%		93%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1.41 per share owned of PDL BioPharma, Inc. on December 15, 2009. Net investment loss per share and the ratio of net investment loss to average net assets excluding the special dividend are $(0.03) and (0.18)%, respectively.

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PowerShares Dynamic Building & Construction Portfolio (PKB)

	Year Ended April 30,
	2013	2012	2011		2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$14.23	$14.11	$13.92		$10.92	$17.25
Net investment income(a)	0.07	0.02	0.68	(e)	0.01	0.02
Net realized and unrealized gain (loss) on investments	5.44	0.12	0.29	(f)	3.01	(6.33)
TOTAL FROM INVESTMENT OPERATIONS	5.51	0.14	0.97		3.02	(6.31)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.09)	(0.02)	(0.66)		(0.02)	(0.02)
Return of capital	—	—	(0.12)		—	—
TOTAL DISTRIBUTIONS	(0.09)	(0.02)	(0.78)		(0.02)	(0.02)
NET ASSET VALUE AT END OF YEAR	$19.65	$14.23	$14.11		$13.92	$10.92
MARKET PRICE AT END OF YEAR(b)	$19.63	$14.20	$14.09		$13.92	$10.94
NET ASSET VALUE, TOTAL RETURN:(c)	38.85%	0.99%	7.49%		27.65%	(36.61)%
MARKET PRICE TOTAL RETURN(c)	39.01%	0.92%	7.34%		27.42%	(36.46)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$104,121	$30,600	$40,204		$50,114	$49,142
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.63%	0.63%	0.63%		0.63%	0.63%
Expenses, prior to Waivers	0.69%	1.01%	0.91%		0.76%	1.06%
Net investment income (loss), after Waivers	0.44%	0.12%	5.25%	(e)	0.07%	0.19%
Portfolio turnover rate(d)	95%	72%	75%		59%	50%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1.65 per share owned of Weyerhaeuser Co. on July 20, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.03 and 0.26%, respectively.
(f)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

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PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$24.58	$27.67	$18.46	$13.17	$26.69
Net investment income(a)	0.53	0.19	0.12	0.10	0.06
Net realized and unrealized gain (loss) on investments	5.81	(2.94)	9.21	5.27	(13.50)
TOTAL FROM INVESTMENT OPERATIONS	6.34	(2.75)	9.33	5.37	(13.44)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.65)	(0.34)	(0.12)	(0.07)	(0.08)
Return of capital	—	—	—	(0.01)	—
TOTAL DISTRIBUTIONS	(0.65)	(0.34)	(0.12)	(0.08)	(0.08)
NET ASSET VALUE AT END OF YEAR	$30.27	$24.58	$27.67	$18.46	$13.17
MARKET PRICE AT END OF YEAR(b)	$30.23	$24.57	$27.65	$18.46	$13.15
NET ASSET VALUE, TOTAL RETURN:(c)	26.14%	(9.86)%	50.80%	40.87%	(50.42)%
MARKET PRICE TOTAL RETURN(c)	26.03%	(9.83)%	50.69%	41.08%	(50.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$104,427	$67,592	$118,975	$59,983	$51,344
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.65%	0.65%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.69%	0.73%	0.76%	0.76%	0.69%
Net investment income, after Waivers	1.97%	0.81%	0.57%	0.62%	0.30%
Portfolio turnover rate(d)	80%	94%	57%	68%	68%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

56

PowerShares Dynamic Food & Beverage Portfolio (PBJ)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$19.77	$19.76	$16.00	$12.73	$16.73
Net investment income(a)	0.26	0.22	0.24	0.20	0.25
Net realized and unrealized gain (loss) on investments	3.92	(0.03)	3.73	3.33	(4.08)
TOTAL FROM INVESTMENT OPERATIONS	4.18	0.19	3.97	3.53	(3.83)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.33)	(0.18)	(0.21)	(0.26)	(0.17)
NET ASSET VALUE AT END OF YEAR	$23.62	$19.77	$19.76	$16.00	$12.73
MARKET PRICE AT END OF YEAR(b)	$23.61	$19.77	$19.81	$16.01	$12.74
NET ASSET VALUE, TOTAL RETURN:(c)	21.45%	1.02%	24.99%	28.08%	(22.99)%
MARKET PRICE TOTAL RETURN(c)	21.40%	0.77%	25.23%	28.06%	(22.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$236,226	$169,039	$91,881	$72,795	$86,592
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.63%	0.64%	0.71%	0.74%	0.71%
Net investment income, after Waivers	1.28%	1.13%	1.39%	1.41%	1.80%
Portfolio turnover rate(d)	92%	134%	73%	65%	65%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

57

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$22.18	$19.34	$16.52	$10.65	$15.11
Net investment income(a)	0.12	0.15	0.16	0.05	0.10
Net realized and unrealized gain (loss) on investments	5.09	2.82	2.81	5.88	(4.46)
TOTAL FROM INVESTMENT OPERATIONS	5.21	2.97	2.97	5.93	(4.36)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.16)	(0.13)	(0.15)	(0.06)	(0.10)
NET ASSET VALUE AT END OF YEAR	$27.23	$22.18	$19.34	$16.52	$10.65
MARKET PRICE AT END OF YEAR(b)	$27.21	$22.20	$19.34	$16.54	$10.63
NET ASSET VALUE, TOTAL RETURN:(c)	23.67%	15.49%	18.03%	55.81%	(28.91)%
MARKET PRICE TOTAL RETURN(c)	23.47%	15.59%	17.89%	56.29%	(29.09)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$85,765	$57,679	$60,933	$62,794	$12,776
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.69%	0.80%	0.78%	1.06%	1.65%
Net investment income, after Waivers	0.52%	0.80%	0.92%	0.41%	0.96%
Portfolio turnover rate(d)	93%	90%	58%	68%	50%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

58

PowerShares Dynamic Media Portfolio (PBS)

	Year Ended April 30,
	2013	2012	2011	2010		2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$14.84	$15.61	$13.68	$8.25		$13.44
Net investment income(a)	0.12	0.08	0.07	0.06		0.05
Net realized and unrealized gain (loss) on investments	5.28	(0.76)	1.93	5.42		(5.18)
TOTAL FROM INVESTMENT OPERATIONS	5.40	(0.68)	2.00	5.48		(5.13)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.13)	(0.09)	(0.07)	(0.05)		(0.04)
Return of capital	—	—	—	(0.00)	(e)	(0.02)
TOTAL DISTRIBUTIONS	(0.13)	(0.09)	(0.07)	(0.05)		(0.06)
NET ASSET VALUE AT END OF YEAR	$20.11	$14.84	$15.61	$13.68		$8.25
MARKET PRICE AT END OF YEAR(b)	$20.10	$14.84	$15.61	$13.70		$8.26
NET ASSET VALUE, TOTAL RETURN:(c)	36.62%	(4.33)%	14.68%	66.55%		(38.30)%
MARKET PRICE TOTAL RETURN(c)	36.55%	(4.33)%	14.51%	66.59%		(38.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$150,788	$137,975	$156,881	$125,875		$8,254
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%		0.63%
Expenses, prior to Waivers	0.63%	0.65%	0.69%	0.77%		1.22%
Net investment income, after Waivers	0.71%	0.60%	0.57%	0.51%		0.52%
Portfolio turnover rate(d)	70%	89%	53%	50%		69%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Amount represents less than $0.005.

59

PowerShares Dynamic Networking Portfolio (PXQ)

	Year Ended April 30,
	2013		2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$27.71		$29.20	$21.08	$13.56	$16.04
Net investment income (loss)(a)	0.20	(b)	(0.06)	(0.10)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	(2.85)		(1.43)	8.33	7.61	(2.42)
TOTAL FROM INVESTMENT OPERATIONS	(2.65)		(1.49)	8.23	7.52	(2.48)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.06)		—	—	—	—
Return of capital	—		—	(0.11)	—	—
TOTAL DISTRIBUTIONS	(0.06)		—	(0.11)	—	—
NET ASSET VALUE AT END OF YEAR	$25.00		$27.71	$29.20	$21.08	$13.56
MARKET PRICE AT END OF YEAR(c)	$24.97		$27.68	$29.20	$21.11	$13.58
NET ASSET VALUE, TOTAL RETURN:(d)	(9.57)%		(5.10)%	39.08%	55.46%	(15.46)%
MARKET PRICE TOTAL RETURN(d)	(9.58)%		(5.20)%	38.89%	55.45%	(15.28)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$30,000		$81,739	$172,291	$47,437	$16,276
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.64%		0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.75%		0.67%	0.70%	0.95%	1.92%
Net investment income (loss), after Waivers	0.81%	(b)	(0.22)%	(0.38)%	(0.50)%	(0.49)%
Portfolio turnover rate(e)	68%		84%	61%	29%	23%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1 per share owned of Tellabs, Inc. on December 24, 2012. Net investment loss per share and the ratio of net investment loss to average net assets excluding the special dividend are $(0.01) and (0.05)%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

60

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)

	Year Ended April 30,
	2013	2012		2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$20.48	$26.38		$18.03	$13.09	$29.23
Net investment income (loss)(a)	0.04	(0.01)		0.07	0.04	0.06
Net realized and unrealized gain (loss) on investments	2.00	(5.89)		8.36	4.98	(16.16)
TOTAL FROM INVESTMENT OPERATIONS	2.04	(5.90)		8.43	5.02	(16.10)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.03)	(0.00)	(e)	(0.08)	(0.06)	(0.04)
Return of capital	—	—		—	(0.02)	—
TOTAL DISTRIBUTIONS	(0.03)	—		(0.08)	(0.08)	(0.04)
NET ASSET VALUE AT END OF YEAR	$22.49	$20.48		$26.38	$18.03	$13.09
Market price at end of year(b)	$22.49	$20.48		$26.38	$18.02	$13.11
NET ASSET VALUE, TOTAL RETURN:(c)	9.95%	(22.36)%		46.84%	38.41%	(55.04)%
MARKET PRICE TOTAL RETURN(c)	9.95%	(22.36)%		46.93%	38.13%	(54.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$116,973	$147,485		$309,972	$170,358	$155,716
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.62%	0.63%		0.63%	0.63%	0.62%
Expenses, prior to Waivers	0.62%	0.63%		0.64%	0.63%	0.61%
Net investment income (loss), after Waivers	0.18%	(0.03)%		0.36%	0.24%	0.29%
Portfolio turnover rate(d)	68%	70%		39%	56%	48%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Amount represents less than $0.005.

61

PowerShares Dynamic Pharmaceuticals Portfolio (PJP)

	Year Ended April 30,
	2013		2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$32.00		$26.15	$19.55	$13.91	$17.20
Net investment income(a)	0.54	(b)	0.22	0.17	0.14	0.15
Net realized and unrealized gain (loss) on investments	8.72		5.83	6.56	5.76	(3.32)
TOTAL FROM INVESTMENT OPERATIONS	9.26		6.05	6.73	5.90	(3.17)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.54)		(0.20)	(0.13)	(0.26)	(0.12)
Net asset value at end of year	$40.72		$32.00	$26.15	$19.55	$13.91
MARKET PRICE AT END OF YEAR(c)	$40.72		$31.99	$26.17	$19.54	$13.92
NET ASSET VALUE, TOTAL RETURN:(d)	29.25%		23.29%	34.55%	42.69%	(18.52)%
MARKET PRICE TOTAL RETURN(d)	29.29%		23.16%	34.73%	42.51%	(18.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$468,305		$270,385	$87,606	$57,662	$104,349
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.63%		0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.63%		0.64%	0.76%	0.74%	0.66%
Net investment income, after Waivers	1.52%	(b)	0.77%	0.78%	0.83%	0.95%
Portfolio turnover rate(e)	24%		23%	9%	35%	31%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $4 per share owned of Warner Chilcott PLC. on August 29, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.32 and 0.91%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

62

PowerShares Dynamic Retail Portfolio (PMR)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$25.98	$21.88	$18.67	$14.64	$15.99
Net investment income(a)	0.66	0.16	0.18	0.06	0.05
Net realized and unrealized gain (loss) on investments	3.11	4.17	3.21	4.08	(1.36)
TOTAL FROM INVESTMENT OPERATIONS	3.77	4.33	3.39	4.14	(1.31)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.63)	(0.23)	(0.18)	(0.11)	(0.04)
Net asset value at end of year	$29.12	$25.98	$21.88	$18.67	$14.64
MARKET PRICE AT END OF YEAR(b)	$29.11	$25.98	$21.90	$18.68	$14.64
NET ASSET VALUE, TOTAL RETURN:(c)	14.87%	20.06%	18.35%	28.49%	(8.11)%
MARKET PRICE TOTAL RETURN(c)	14.83%	19.95%	18.39%	28.56%	(8.11)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$24,750	$76,643	$13,130	$24,273	$77,607
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.74%	0.87%	1.63%	0.89%	1.08%
Net investment income, after Waivers	2.59%	0.75%	1.01%	0.44%	0.45%
Portfolio turnover rate(d)	83%	111%	102%	52%	53%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

63

PowerShares Dynamic Semiconductors Portfolio (PSI)

	Year Ended April 30,
	2013	2012	2011	2010		2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$15.75	$18.19	$14.29	$10.39		$16.32
Net investment income(a)	0.11	0.06	0.01	0.05		0.04
Net realized and unrealized gain (loss) on investments	(0.52)	(2.47)	3.92	3.91		(5.92)
TOTAL FROM INVESTMENT OPERATIONS	(0.41)	(2.41)	3.93	3.96		(5.88)
DISTRIBUTION TO SHAREHOLDER FROM:
Net investment income	(0.12)	(0.03)	(0.01)	(0.06)		(0.05)
Return of capital	—	—	(0.02)	(0.00)	(b)	—
TOTAL DISTRIBUTIONS	(0.12)	(0.03)	(0.03)	(0.06)		(0.05)
NET ASSET VALUE AT END OF YEAR	$15.22	$15.75	$18.19	$14.29		$10.39
MARKET PRICE AT END OF YEAR(c)	$15.19	$15.71	$18.20	$14.29		$10.39
NET ASSET VALUE, TOTAL RETURN:(d)	(2.56)%	(13.20)%	27.57%	38.16%		(36.01)%
MARKET PRICE TOTAL RETURN(d)	(2.50)%	(13.47)%	27.64%	38.16%		(36.01)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$16,744	$21,261	$42,749	$28,573		$36,373
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%		0.63%
Expenses, prior to Waivers	1.05%	1.02%	0.97%	0.90%		0.82%
Net investment income, after Waivers	0.77%	0.42%	0.04%	0.39%		0.32%
Portfolio turnover rate(e)	91%	57%	64%	68%		65%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

64

PowerShares Dynamic Software Portfolio (PSJ)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$26.87	$27.47	$22.54	$15.37	$17.53
Net investment income (loss)(a)	(0.01)	(0.07)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	3.30	(0.53)	5.00	7.24	(2.10)
TOTAL FROM INVESTMENT OPERATIONS	3.29	(0.60)	4.93	7.17	(2.16)
NET ASSET VALUE AT END OF YEAR	$30.16	$26.87	$27.47	$22.54	$15.37
MARKET PRICE AT END OF YEAR(b)	$30.12	$26.87	$27.48	$22.55	$15.37
NET ASSET VALUE, TOTAL RETURN:(c)	12.24%	(2.19)%	21.87%	46.65%	(12.32)%
MARKET PRICE TOTAL RETURN(c)	12.09%	(2.22)%	21.86%	46.71%	(12.37)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$48,257	$49,710	$83,774	$67,626	$36,896
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.74%	0.78%	0.77%	0.75%	0.97%
Net investment income (loss), after Waivers	(0.03)%	(0.29)%	(0.29)%	(0.38)%	(0.42)%
Portfolio turnover rate(d)	95%	100%	46%	33%	53%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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Intellidex Provider

NYSE Arca is the Intellidex Provider for each Fund. NYSE Arca is not affiliated with the Trust, the Adviser, the Distributor or a promoter of the Funds. The Adviser has entered into a license agreement with NYSE Arca to use each Underlying Intellidex. Each Fund is entitled to use its respective Underlying Intellidex pursuant to a sub-licensing agreement with the Adviser.

NYSE Arca develops, calculates and maintains its own proprietary indices and serves as the calculation agent for third-party indices. NYSE Arca publishes index values to market data vendors via the NYSE Euronext Global Index Feed (GIF). The more than 200 index values that NYSE Arca currently calculates are used as benchmarks, or to support the trading of exchange traded funds, index options and other structured products listed on NYSE Arca. NYSE Arca announces index changes (additions, deletions, share changes, price adjustments, rebalances, etc.) as early as practicable prior to the effectiveness of the change or scheduled event. Such announcements currently are available on the Indexes Daily List at www.nyxdata.com.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Intellidexes.

No entity that creates, compiles, sponsors or maintains the Underlying Intellidexes is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Set forth below is a list of each Fund and the Underlying Intellidex upon which it is based:

Fund	Underlying Intellidex
PowerShares Dynamic Biotechnology & Genome Portfolio	Dynamic Biotech & Genome IntellidexSM Index
PowerShares Dynamic Building & Construction Portfolio	Dynamic Building & Construction IntellidexSM Index
PowerShares Dynamic Energy Exploration & Production Portfolio	Dynamic Energy Exploration & Production IntellidexSM Index
PowerShares Dynamic Food & Beverage Portfolio	Dynamic Food & Beverage IntellidexSM Index
PowerShares Dynamic Leisure and Entertainment Portfolio	Dynamic Leisure and Entertainment IntellidexSM Index
PowerShares Dynamic Media Portfolio	Dynamic Media IntellidexSM Index
PowerShares Dynamic Networking Portfolio	Dynamic Networking IntellidexSM Index
PowerShares Dynamic Oil & Gas Services Portfolio	Dynamic Oil Services IntellidexSM Index
PowerShares Dynamic Pharmaceuticals Portfolio	Dynamic Pharmaceutical IntellidexSM Index
PowerShares Dynamic Retail Portfolio	Dynamic Retail IntellidexSM Index
PowerShares Dynamic Semiconductors Portfolio	Dynamic Semiconductor IntellidexSM Index
PowerShares Dynamic Software Portfolio	Dynamic Software IntellidexSM Index

Disclaimers

The Dynamic Biotech & Genome IntellidexSM Index, Dynamic Building & Construction IntellidexSM Index, Dynamic Energy Exploration & Production IntellidexSM Index, Dynamic Food & Beverage IntellidexSM Index, Dynamic Leisure and Entertainment IntellidexSM Index, Dynamic Media IntellidexSM Index, Dynamic Networking IntellidexSM Index, Dynamic Oil Services IntellidexSM Index, Dynamic Pharmaceutical IntellidexSM Index, Dynamic Retail IntellidexSM Index, Dynamic Semiconductor IntellidexSM Index and Dynamic Software IntellidexSM Index are service marks of NYSE Arca and have been licensed for use for certain purposes by the Adviser.

None of the Funds is sponsored, endorsed, sold or promoted by NYSE Arca and NYSE Arca does not make any representation regarding the advisability of investing in Shares of these Funds.

The Funds are not sponsored or endorsed by NYSE Arca and NYSE Arca makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in Shares particularly or the ability of the product to track the performance of any sector of the stock market. NYSE Arca’s only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and indices, which are determined, composed and calculated by NYSE Arca without regard to the Funds. NYSE Arca has no obligation to take the needs of the Funds or their Shareholders into consideration in determining, composing or calculating the Underlying Intellidexes. NYSE Arca is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Shares of the Funds. In addition, NYSE Arca acts as the exchange on which the Shares are traded. The Underlying Intellidexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. NYSE Arca has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Intellidexes. NYSE Arca is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. NYSE Arca has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Intellidexes or any data included therein, and NYSE Arca shall have no liability for any errors, omissions, or interruptions therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Intellidexes or any data included therein. NYSE Arca makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Intellidexes or any data included therein, the Funds, the Trust or the Shares. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Intellidexes or any data included therein, the Funds, the Trust or the Shares, even if notified of the possibility of such damages.

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NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Intellidexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations, or interruptions therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Intellidexes or any data included therein in connection with the Rights Licensing or for any other use. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Intellidexes or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), if notified of the possibility of such damages.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters is available at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Funds prior to exceeding the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If a Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, Funds and Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds’ investments also is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or make shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time

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Write:	PowerShares Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173

Visit:	www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F. Street N.E., Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21265.

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PowerShares Exchange-Traded Fund Trust 3500 Lacey Road, Suite 700 Downers Grove, IL 60515		P-PS-PRO-7
www.InvescoPowerShares.com 800.983.0903	@PowerShares

Prospectus	August 30, 2013

PowerShares Exchange-Traded Fund Trust

PIQ	PowerShares Dynamic MagniQuant Portfolio	NYSE Arca, Inc.

PWC	PowerShares Dynamic Market Portfolio	NYSE Arca, Inc.

PWO	PowerShares Dynamic OTC Portfolio	NYSE Arca, Inc.

PRF	PowerShares FTSE RAFI US 1000 Portfolio	NYSE Arca, Inc.

PRFZ	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	The NASDAQ Stock Market LLC

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2

PIQ	PowerShares Dynamic MagniQuant Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic MagniQuant Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Top 200 IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.69%
Total Annual Fund Operating Expenses	1.19%
Fee Waivers and Expense Assumption(1)	0.54%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.65%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$66	$324	$602	$1,395

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was composed of approximately 200 U.S. stocks of companies that NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”), strictly in accordance with its guidelines and mandated procedures, included pursuant to a proprietary selection methodology. The Underlying Intellidex selection methodology seeks to identify and select stocks from the U.S. marketplace that have the greatest potential for capital appreciation.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the

Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the

4

future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 18.13%.

Best Quarter	Worst Quarter
15.32% (4th Quarter 2011)	(22.66)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/12/06)
Return Before Taxes	18.05%	1.35%	2.10%
Return After Taxes on Distributions	17.72%	1.22%	1.97%
Return After Taxes on Distributions and Sale of Fund Shares	12.16%	1.14%	1.78%
Dynamic Top 200 IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	19.06%	2.14%	2.88%
S&P 500® Equal Weight Index (reflects no deduction for fees, expenses or taxes)	17.65%	4.79%	4.82%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.04%	3.20%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.94%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 18 of the Prospectus.

5

PWC	PowerShares Dynamic Market Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Market Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Market IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses(1)	0.13%
Total Annual Fund Operating Expenses(1)	0.63%
Fee Waivers and Expense Assumption(2)	0.03%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.60%

(1)	Other Expenses and Total Annual Fund Operating Expenses in the table above have been restated to reflect current fees.
(2)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$199	$348	$783

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 166% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was composed of 100 U.S. stocks that NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”), strictly in accordance with its guidelines and mandated procedures, included pursuant to a proprietary selection methodology. The Underlying Intellidex selection methodology seeks to identify and select companies from the U.S. marketplace with superior risk-return profiles.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the

7

future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 15.24%.

Best Quarter	Worst Quarter
13.88% (1st Quarter 2012)	(22.65)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (05/01/03)
Return Before Taxes	21.66%	0.11%	7.44%
Return After Taxes on Distributions	21.33%	(0.09)%	7.27%
Return After Taxes on Distributions and Sale of Fund Shares	14.50%	0.06%	6.55%
Dynamic Market IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	22.49%	0.74%	8.09%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.04%	7.43%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	6.84%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 18 of the Prospectus.

8

PWO	PowerShares Dynamic OTC Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic OTC Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic OTC IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.45%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.96%
Fee Waivers and Expense Assumption(2)	0.35%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.61%

(1)	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
(2)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that retail investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$62	$271	$497	$1,146

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent

9

fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. If the composition of the Underlying Intellidex changes, the Fund will continue to invest at least 80% of its total assets in over-the-counter (“OTC”) securities. As of June 30, 2013, the Underlying Intellidex was composed of 100 OTC market securities that NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”), strictly in accordance with its guidelines and mandated procedures, included pursuant to a proprietary method. The Underlying Intellidex selection methodology seeks to identify and select companies from The NASDAQ Stock Market LLC (“NASDAQ”) with superior risk-return profiles.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Over-the-Counter Risk. OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

10

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 19.02%.

Best Quarter	Worst Quarter
18.67% (4th Quarter 2004)	(21.64)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (05/01/03)
Return Before Taxes	8.73%	(1.29)%	5.89%
Return After Taxes on Distributions	8.46%	(1.35)%	5.85%
Return After Taxes on Distributions and Sale of Fund Shares	6.03%	(1.09)%	5.17%
Dynamic OTC IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	9.48%	(0.64)%	6.54%
NASDAQ Composite Index (reflects no deduction for fees, expenses or taxes)	15.91%	2.63%	7.71%
NASDAQ-100® Index (reflects no deduction for fees, expenses or taxes)	18.35%	5.89%	10.11%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	6.84%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 18 of the Prospectus.

11

PRF	PowerShares FTSE RAFI US 1000 Portfolio

Summary Information

Investment Objective

The PowerShares FTSE RAFI US 1000 Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI US 1000 Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.43%
Fee Waivers and Expense Assumption(1)	0.04%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$134	$237	$538

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

12

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. As of June 30, 2013, the Underlying Index was composed of approximately 1,000 U.S. stocks that FTSE International Limited and Research Affiliates LLC (“FTSE” and “RA”, respectively, and collectively, the “Index Provider”), strictly in accordance with their guidelines and mandated procedures, included to track the performance of the largest U.S. equity stocks based on the following four fundamental measures: book value, cash flow, sales and dividends.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying

Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

13

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 16.51%.

Best Quarter	Worst Quarter
28.15% (2nd Quarter 2009)	(24.12)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/19/05)
Return Before Taxes	16.78%	3.34%	5.14%
Return After Taxes on Distributions	16.41%	3.04%	4.86%
Return After Taxes on Distributions and Sale of Fund Shares	11.36%	2.80%	4.40%
FTSE RAFI US 1000 Index (reflects no deduction for fees, expenses or taxes)	17.21%	3.70%	5.62%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	1.92%	4.17%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	3.97%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Joshua Betts	Vice President and Portfolio Manager of the Adviser	June 2009
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 18 of the Prospectus.

14

PRFZ	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

Summary Information

Investment Objective

The PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI US 1500 Small-Mid Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.43%
Fee Waivers and Expense Assumption(1)	0.04%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$134	$237	$538

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

15

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. As of June 30, 2013, the Underlying Index was composed of approximately 1,500 U.S. stocks that FTSE International Limited and Research Affiliates LLC (“FTSE” and “RA”, respectively, and collectively, the “Index Provider”), strictly in accordance with their guidelines and mandated procedures, included to track the performance of small and medium-sized U.S. equity stocks based on the following four fundamental measures of firm size: book value, sales, cash flow and dividends.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying

Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is

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not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 17.36%.

Best Quarter	Worst Quarter
36.73% (2nd Quarter 2009)	(28.30)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (09/20/06)
Return Before Taxes	18.29%	6.62%	6.33%
Return After Taxes on Distributions	17.92%	6.43%	6.16%
Return After Taxes on Distributions and Sale of Fund Shares	12.23%	5.68%	5.46%
FTSE RAFI US 1500 Small-Mid Index (reflects no deduction for fees, expenses or taxes)	18.53%	6.75%	6.59%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	16.33%	5.13%	5.09%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.55%	3.77%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	3.39%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Joshua Betts	Vice President and Portfolio Manager of the Adviser	June 2009
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 18 of the Prospectus.

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Summary Information About Purchases and Sales and Taxes

Purchase and Sale of Shares

Each Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

Individual Shares of the Funds may be purchased and sold only on a national securities exchange through brokers. Shares of the Funds are listed for trading on NYSE Arca or NASDAQ (each, an “Exchange”), as applicable, and because the Shares of each Fund will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Each Fund’s distributions generally will be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

Each Fund generally will invest at least 90% of its total assets in securities that comprise its respective Underlying Index or Underlying Intellidex. Each Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of its Underlying Index or Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between each Fund’s performance and the performance of its Underlying Index or Underlying Intellidex; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index or Underlying Intellidex is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index or Underlying Intellidex, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s or Underlying Intellidex’s returns. Because each Fund uses an indexing approach to try to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each Fund generally invests in all of the securities comprising its Underlying Index or Underlying Intellidex in proportion to the weightings of the securities in the Underlying Index or Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its Underlying Index or Underlying

Intellidex. There also may be instances in which the Adviser may choose to (i) overweight a security in the applicable Underlying Index or Underlying Intellidex, (ii) purchase securities not contained in an Underlying Index or Underlying Intellidex that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or Underlying Intellidex, or (iii) utilize various combinations of other available investment techniques in seeking to track an Underlying Index or Underlying Intellidex. Each Fund may sell securities included in its applicable Underlying Index or Underlying Intellidex in anticipation of their removal from that Underlying Index or Underlying Intellidex or purchase securities not included in that Underlying Index or Underlying Intellidex in anticipation of their addition to the Underlying Index or Underlying Intellidex.

Additional information about the construction of each Fund’s Underlying Intellidex or Underlying Index is set forth below.

Dynamic Top 200 IntellidexSM Index

The methodology of the Underlying Intellidex for PowerShares Dynamic MagniQuant Portfolio objectively identifies those stocks from among the 2,000 largest U.S. stocks that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investments and risk factors, and then ranks and sorts them based on their cumulative scores. Strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes component stocks for the Underlying Intellidex from among the companies with the highest-ranking cumulative score (“Model Score”) within the universe. The Intellidex Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange (“NYSE”), the NYSE MKT and the NASDAQ for capital appreciation potential using a proprietary NYSE Arca Intellidex model. The 200 stocks selected are the stocks with the best Model Score. The Intellidex Provider equally weights the 200 components of the Underlying Intellidex (on average each receives 0.5%).

Dynamic Market IntellidexSM Index

The selection methodology of the Underlying Intellidex for PowerShares Dynamic Market Portfolio identifies and selects companies from the U.S. marketplace with superior risk-return profiles. The Intellidex Provider ranks domestic companies across numerous investment criteria, including fundamentals, valuation, timeliness and risk perspectives, when providing a comprehensive determination of a company’s overall investment potential. Strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes stocks that, based upon the rankings, it believes possess the greatest investment potential for the Underlying Intellidex. The Underlying Intellidex uses market-like sector weightings and market-capitalization groupings in seeking to produce a sector and size dispersion similar to the overall broad market. The Intellidex Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary NYSE Arca Intellidex model. The Intellidex Provider ranks companies quarterly, based on a variety of criteria, including price momentum, earnings momentum, quality, management action, and value factors, and then sorts them based on their cumulative score on the

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above criteria. The Intellidex Provider then selects 100 companies from the top of each sector and size category in the following manner:

a.	The Intellidex Provider divides the universe of stocks into 10 economic sectors.

b.	The Intellidex Provider divides stocks within each sector into two market-capitalization groupings: large and mid/small.

c.	The Intellidex Provider selects a defined number of the top ranked large and mid/small stocks within each sector. The number of stocks selected within a sector is predetermined and based on the percentage of the overall market represented by such sector.

i.	The Intellidex Provider allocates 70% of the weight to 30 large-capitalization stocks across the sectors.

ii.	The Intellidex Provider allocates 30% of the weight to 70 mid/small-capitalization stocks across the sectors.

d.	The Intellidex Provider equally weights stocks within their size groups.

i.	Large-capitalization stocks receive on average 2.33% each.

ii.	Small and mid-capitalization stocks receive on average 0.43% each. The Underlying Intellidex repeats this process quarterly. The Fund will rebalance quarterly to mirror the constituent changes of the Underlying Intellidex.

Dynamic OTC IntellidexSM Index

The methodology of the Underlying Intellidex for PowerShares Dynamic OTC Portfolio objectively identifies and selects companies from the U.S. NASDAQ marketplace with superior risk-return profiles. The Intellidex Provider ranks domestic NASDAQ companies across numerous investment criteria, including fundamentals, valuation, timeliness and risk perspectives, when providing a comprehensive determination of a company’s overall investment potential. Strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes securities that, based upon the rankings, it believes possess the greatest investment potential for the Underlying Intellidex. The Underlying Intellidex uses OTC market-like sector weightings and market-capitalization groupings as represented by the NASDAQ marketplace in seeking to produce a sector and size dispersion similar to the overall broad OTC market. The Intellidex Provider ranks the 1,000 largest NASDAQ/National Market Securities U.S. stocks (by market capitalization) for investment potential using a proprietary NYSE Arca Intellidex model. The Intellidex Provider ranks companies quarterly, based on a variety of criteria, including price momentum, earnings momentum, quality, management action, and value, and then sorts those stocks based on their cumulative score using the above criteria. The Intellidex Provider then selects 100 companies from the top of each sector and size category in the following manner:

a.	The Intellidex Provider divides the universe of securities into ten economic sectors.

b.	The Intellidex Provider divides securities within each sector into two market-capitalization groupings: large and mid/small.

c.	The Intellidex Provider selects a defined number of the top-ranked large and mid/small stocks within each sector. The number of stocks selected within a sector is predetermined and based on the percentage of the overall market represented by such sector.

i.	The Intellidex Provider allocates 70% of the weight to 30 large-capitalization stocks across the sectors.

ii.	The Intellidex Provider allocates 30% of the weight to 70 mid/small-capitalization stocks across the sectors.

d.	The Intellidex Provider equally weights the securities within their size groups.

i.	Large-capitalization securities receive on average 2.33% each.

ii.	Small/mid-capitalization securities receive on average 0.43% each. The Underlying Intellidex repeats this process quarterly. The Fund will rebalance quarterly to mirror the constituent changes of the Underlying Intellidex.

FTSE RAFI US 1000 Index

The Underlying Index for PowerShares FTSE RAFI US 1000 Portfolio is designed to track the performance of the largest U.S. equity securities that the Index Provider, strictly in accordance with its guidelines and mandated procedures, includes based on the following four fundamental measures: book value, cash flow, sales and dividends (as described further below).

The Index Provider weights U.S. equities by each of these four fundamental measures. The Index Provider calculates an overall weight for each company by equally weighting each fundamental measure and excludes dividends from the average for companies that have never paid dividends. The Index Provider includes each of the 1,000 equities with the highest fundamental weight and assigns a weight equal to its fundamental weight. The Underlying Index is composed of securities of companies incorporated in the United States. The Index Provider identifies the largest U.S. equities based on the following four fundamental measures of firm size:

•	Sales averaged over the prior five years;

•	Cash flow averaged over the prior five years;

•	Book value as of the review date; and

•	Total dividend distributions averaged over the prior five years.

The Index Provider ranks the universe of companies by equally weighting each fundamental measure. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes the 1,000 equities with the highest fundamental weight and assigns a weight equal to its fundamental weight.

Constituents are weighted within the FTSE RAFI® Index Series by their investable RAFI fundamental value, rather than their market capitalization.

The Index Provider reconstitutes the Underlying Index on an annual basis. The Index Provider makes share adjustments to reflect a split, reverse split or stock dividend on the action’s effective date. Such changes do not require an adjustment to the divi-

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sor and the Index Provider processes such changes automatically. For changes in a company’s shares outstanding due to an acquisition or spin-off, the Index Provider makes an adjustment to the stock’s Underlying Index shares at the open on the effective date of the corporate action.

For purposes of calculation of the value of the Underlying Index, the Index Provider reinvests dividend payments in the Underlying Index on the ex-date. In the event of an acquisition between two companies included in the Underlying Index, the Index Provider will continue to include the common shares of the acquiring issuer in the Underlying Index. The enlarged company will remain a constituent in the Underlying Index with its FTSE RAFI adjustment factor recalculated. In the event of an acquisition between a company in the Underlying Index and a company not in the Underlying Index, the Index Provider will continue to include the common shares of the surviving issuer in the Underlying Index with its FTSE RAFI factor adjusted to take into account the terms of the acquisition. If the event involved cash only, the constituent will be deleted and the non-constituent will not be added.

All of the corporate events described previously, except capital repayment, are treated as market capitalization neutral, meaning the weight of a constituent does not change due to corporate events; thus, the RAFI fundamental weight remains in effect.

FTSE RAFI US 1500 Small-Mid Index

The Underlying Index for PowerShares FTSE RAFI US 1500 Small-Mid Portfolio is designed to track the performance of small and medium capitalization U.S. equity securities that the Index Provider, strictly in accordance with its guidelines and mandated procedures, includes based on the following four fundamental measures: book value, cash flow, sales and dividends (as described further below).

The Index Provider calculates an overall weight for each company by equally weighting each fundamental measure and excluding dividends from the average for companies that have never paid dividends. The Index Provider first will exclude the equities with a fundamental weight ranking of 1 through 1,000 and, thereafter, the Index Provider will include each of the equities with a fundamental weight ranking of 1,001 through 2,500.

The Underlying Index is composed of securities of companies incorporated in the United States. The Index Provider identifies small and medium capitalization U.S. equities based on the following four fundamental measures:

•	Sales averaged over the prior five years;

•	Cash flow averaged over the prior five years;

•	Book value as of the review date; and

•	Total dividend distributions averaged over the prior five years.

Strictly in accordance with its guidelines and mandated procedures, FTSE includes the 1,001 through 2,500 equities with the highest fundamental weight. Constituents are weighted within the FTSE RAFI® Index Series by their investable RAFI fundamental value rather than their market capitalization.

The Index Provider reconstitutes the Underlying Index on an annual basis. The Index Provider makes share adjustments to reflect a split, reverse split or stock dividend on the action’s effective date. Such changes do not require an adjustment to the divisor and the Index Provider processes such changes automatically. For changes in a company’s shares outstanding due to an acquisition or spin-off, the Index Provider makes an adjustment to the Underlying Index at the open on the effective date of the corporate action.

For purposes of calculating the value of the Underlying Index, the Index Provider reinvests dividend payments in the Underlying Index on the ex-date. In the event of an acquisition between two companies included in the Underlying Index, the Index Provider will continue to include the common shares of the acquiring issuer in the Underlying Index. The enlarged company will remain a constituent in the Underlying Index with its FTSE RAFI adjustment factor recalculated. In the event of an acquisition between a company in the Underlying Index and a company not in the Underlying Index, the Index Provider will continue to include the common shares of the surviving issuer in the Underlying Index with its FTSE RAFI factor adjusted to take into account the terms of the acquisition. If the event involved cash only, the constituent will be deleted and the non-constituent will not be added.

All the corporate events described previously, except capital repayment, are treated as market capitalization neutral, meaning the weight of a constituent does not change due to corporate events; thus, the RAFI fundamental weight remains in effect.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section.

Equity Risk

Equity risk is the risk that the value of the securities a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate, or factors relating to specific companies in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in each Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk

In following its methodology, a Fund’s Underlying Index or Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index or Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were

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diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Information about the Funds’ exposure to a particular industry is available in the Funds’ Annual and Semi-Annual Reports to Shareholders, as well as on their Forms N-Q as filed with the Securities and Exchange Commission.

Non-Correlation Risk

A Fund’s return may not match the return of its Underlying Index or Underlying Intellidex for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index or Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index or Underlying Intellidex. In addition, the performance of a Fund and its Underlying Index or Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index or Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Index or Underlying Intellidex may be adversely affected. Since an Underlying Index or Underlying Intellidex is not subject to the tax diversification requirements to which the Funds must adhere, a Fund may be required to deviate its investments from the securities, contained in, and relative weightings of, its Underlying Index or Underlying Intellidex. A Fund may not invest in certain securities included in its respective Underlying Index or Underlying Intellidex due to liquidity constraints. Liquidity constraints also may delay a Fund’s purchase or sale of securities included in its Underlying Index or Underlying Intellidex. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from its respective Underlying Index or Underlying Intellidex.

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact a Fund’s ability to track its Underlying Index or Underlying Intellidex. For example, in regulated industries, certain emerging or international markets, and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Adviser, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.

The Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund or the need to reserve cash the Fund holds to meet redemptions and expenses or low assets (particularly when a Fund is new and has operated for only a short period). If a Fund utilizes a sampling approach, its return may not correlate as well with the return of its Underlying Index or Underlying Intellidex, as would be the case if it purchased all of the securities in its Underlying Index or Underlying Intellidex with the same weightings as its Underlying Index or Underlying Intellidex.

Index Risk

Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their respective Underlying Index or Underlying Intellidex. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index or Underlying Intellidex, even if that security generally is underperforming.

Market Risk

Securities in each Underlying Index or Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in a Fund’s respective Underlying Index or Underlying Intellidex.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Funds. Any of these factors may lead to Shares trading at a premium or discount to a Fund’s NAV.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Principal Investment Strategies

Each Fund, after investing at least 90% of its total assets in securities that comprise its respective Underlying Intellidex or Underlying Index, may invest its remaining assets in securities not included in its Underlying Intellidex or Underlying Index and in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in options and futures contracts. The Funds may use options and futures contracts (and convertible securities and structured notes) to seek performance that corresponds to its respective Underlying

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Intellidex or Underlying Index, and to manage cash flows. The Adviser anticipates that it may take approximately three business days (a business day is any day that the NYSE is open) for the Adviser to fully reflect the additions and deletions to each Fund’s Underlying Intellidex or Underlying Index in the portfolio composition of that Fund.

PowerShares Dynamic OTC Portfolio normally will invest at least 80% of its total assets in OTC market securities (the “80% investment policy”). PowerShares Dynamic OTC Portfolio considers securities suggested by the name of that Fund to be those securities that comprise its Underlying Intellidex.

Each of the investment policies described herein, including each Fund’s investment objective, constitutes a non-fundamental policy that the Board of Trustees (the “Board”) of PowerShares Exchange-Traded Fund Trust (the “Trust”) may change at any time without shareholder approval. The Board also may change the 80% investment policy of PowerShare Dynamic OTC Portfolio without shareholder approval, but only upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the Funds are set forth in the Trust’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

Each of PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, each such Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the funds.

Risks of Futures and Options

Each Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in its Underlying Index or Underlying Intellidex, to facilitate trading or to reduce transaction costs. The Funds will not use futures or options for speculative purposes.

Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of the stock index future and the movement in the Underlying Index or Underlying Intellidex. In the event of adverse price movements, each Fund would remain required to make daily cash payments to maintain its required margin. The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. However, each Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.

Each Fund must segregate liquid assets or take other appropriate measures to “cover” open positions in futures contracts. For futures contracts that do not cash settle, each Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, each Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value. For more information, please see the section “Investment Strategies and Risks—Futures and Options” in the SAI.

Securities Lending

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If PowerShares FTSE RAFI US 1000 Portfolio or PowerShares FTSE RAFI US 1500 Small-Mid Portfolio is not able to recover its securities loaned, either Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to marked appreciation or depreciation and the Funds will bear any loss on the investment of cash collateral.

Shares May Trade at Prices Different than NAV

The NAV of each Fund’s Shares generally will fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on an Exchange. The Adviser cannot predict whether Shares will trade below, at or above each Fund’s respective NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund’s respective Underlying Intellidex or Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Issues

Trading in Shares on the Exchanges may be halted due to market conditions or for reasons that, in the view of the Exchanges, make trading in Shares inadvisable. In addition, trading in Shares on the Exchanges is subject to trading halts caused by extraordinary market volatility pursuant to each Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of each Fund will continue to be met or will remain unchanged.

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Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis, and are created and redeemed principally in-kind in Creation Units at closing NAVs. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for each Fund or its ongoing shareholders.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Trust’s SAI, which is available at www.InvescoPowerShares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust II, a family of exchange-traded funds (“ETFs”) with combined assets under management of more than $36.6 billion as of July 31, 2013. The Trust currently is comprised of 55 ETFs.

As the Funds’ investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Joshua Betts, Michael Jeanette, Jonathan Nixon, Brian Picken and Theodore Samulowitz. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been employed by the Adviser since May 2005. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since June 2007. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Joshua Betts is a Vice President and Portfolio Manager of the Adviser and has been employed by the Adviser since November 2008. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio since June 2009. Prior to joining the Adviser, Mr. Betts was a Regional Vice President at Claymore Securities, Inc. from May 2007 to August 2008. Prior to this, he was a Portfolio Consultant for the Adviser from June 2006 to May 2007. From September 2005 to June 2006, he was a mortgage broker for Advanced Mortgage Services.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since August 2008. Mr. Jeanette has been a Portfolio Manager of the Adviser since July 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago-based Richard Lamb, LLC from 1998 to 2007.

Jonathan Nixon is a Vice President and Portfolio Manager of the Adviser and has been managing the European listed ETFs from 2011 to the present. Mr. Nixon has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio. Prior to joining the Adviser, Mr. Nixon was a Tax Manager for General Electric from 2008 to 2010. He received a Bachelor of Arts from SUNY Buffalo.

Brian Picken is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since August 2010. Mr. Picken has been a Portfolio Manager of the Adviser since August 2010. Mr. Picken was an Associate Portfolio Manager for the Adviser from August 2009 to August 2010, an ETF Portfolio Operations Specialist for the Adviser from August 2008 to August 2009, and prior to that a Research Analyst for the Adviser from August 2007 to August 2008.

Theodore Samulowitz is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio since

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August 2013. Mr. Samulowitz has been a Portfolio Manager of the Adviser since May 2012. Prior to that, he was the Managing Partner of Endurance Capital Markets LLC from February 2010 to February 2012 and a Portfolio Manager of CMT Asset Management from 2006 to 2010.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

The Adviser receives fees from each Fund (except PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio) equal to 0.50% of each Fund’s average daily net assets. With respect to PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, the Adviser receives fees equal to 0.29% of each Fund’s average daily net assets.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Trust, pursuant to which the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of PowerShares Dynamic MagniQuant Portfolio (excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (an “Expense Cap”), at least until August 31, 2014.

The Adviser has entered into the Expense Agreement with the Trust, pursuant to which the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of each of PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (an “Expense Cap”), at least until August 31, 2014.

The Adviser has entered into the Expense Agreement with the Trust, pursuant to which the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of each of PowerShares Dynamic Market Portfolio and PowerShares OTC Portfolio (excluding interest expenses, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year, at least until August 31, 2014.

For each of the PowerShares Dynamic MagniQuant Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, the Expense Agreement provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

For PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, the expenses borne by the Adviser are not subject to recapture.

Each Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Intellidex or Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust and extraordinary expenses.

A discussion regarding the basis for the Board’s approval of the Funds’ Investment Advisory Agreement on behalf of each Fund is available in the Funds’ Annual Report to Shareholders for the fiscal year ended April 30, 2013.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units.

Most investors buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on an Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade under the following symbols on the following Exchanges:

Fund	Symbol	Exchange
PowerShares Dynamic MagniQuant Portfolio	PIQ	NYSE Arca
PowerShares Dynamic Market Portfolio	PWC	NYSE Arca
PowerShares Dynamic OTC Portfolio	PWO	NYSE Arca
PowerShares FTSE RAFI US 1000 Portfolio	PRF	NYSE Arca
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	PRFZ	NASDAQ

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without Shareholder approval.

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Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on the relevant Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of the Funds. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases.

However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV. To minimize these potential consequences of frequent purchases and redemptions of Shares, each Fund employs fair valuation pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise are not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by the Funds. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax- deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on the relevant Exchange, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly. Each Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Funds. Dividends paid out of each Fund’s income and net short-term gains, if any, generally are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

For non-corporate taxpayers, long-term capital gains are currently taxed at a rate of 20% while short-term capital gains and other ordinary income are taxed at ordinary income rates.

Distributions in excess of each Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may

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be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash component paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section “Taxes” in the SAI.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. The NAV for each Fund will be calculated and disseminated daily on each day that the NYSE is open. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate each Fund’s NAV and the prices used by the Fund’s Underlying Index or Underlying Intellidex. This may adversely affect a Fund’s ability to track its Underlying Index or Underlying Intellidex.

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Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Chicago, Illinois, 60602 and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund.

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Financial Highlights

The financial highlights tables below are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report for the fiscal year ended April 30, 2013, which is available upon request.

PowerShares Dynamic MagniQuant Portfolio (PIQ)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$26.41	$27.02	$22.56	$16.85	$25.08
Net investment income(a)	0.48	0.18	0.19	0.09	0.14
Net realized and unrealized gain (loss) on investments	5.16	(0.62)	4.45	5.71	(8.24)
TOTAL FROM INVESTMENT OPERATIONS	5.64	(0.44)	4.64	5.80	(8.10)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.53)	(0.17)	(0.18)	(0.09)	(0.13)
NET ASSET VALUE AT END OF YEAR	$31.52	$26.41	$27.02	$22.56	$16.85
MARKET PRICE AT END OF YEAR(b)	$31.47	$26.40	$27.03	$22.56	$16.84
NET ASSET VALUE TOTAL RETURN(c)	21.70%	(1.55)%	20.72%	34.54%	(32.40)%
MARKET PRICE TOTAL RETURN(c)	21.56%	(1.63)%	20.76%	34.62%	(32.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$18,915	$18,484	$27,024	$27,073	$28,651
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.65%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	1.19%	1.22%	1.08%	0.98%	0.87%
Net investment income, after Waivers	1.77%	0.73%	0.83%	0.45%	0.70%
Portfolio turnover rate(d)	118%	110%	93%	98%	102%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Dynamic Market Portfolio (PWC)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$46.78	$48.26	$40.38	$31.42	$48.12
Net investment income(a)	0.82	0.44	0.57	0.33	0.50
Net realized and unrealized gain (loss) on investments	9.51	(1.52)	7.94	8.97	(16.72)
TOTAL FROM INVESTMENT OPERATIONS	10.33	(1.08)	8.51	9.30	(16.22)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.85)	(0.40)	(0.63)	(0.34)	(0.48)
NET ASSET VALUE AT END OF YEAR	$56.26	$46.78	$48.26	$40.38	$31.42
MARKET PRICE AT END OF YEAR(b)	$56.23	$46.75	$48.24	$40.38	$31.41
NET ASSET VALUE TOTAL RETURN(c)	22.39%	(2.12)%	21.34%	29.75%	(33.86)%
MARKET PRICE TOTAL RETURN(c)	22.40%	(2.14)%	21.29%	29.80%	(33.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$140,658	$128,644	$188,207	$230,151	$260,779
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.60%	0.62%	0.64%	0.60%	0.60%
Net investment income, after Waivers	1.68%	1.00%	1.38%	0.92%	1.28%
Portfolio turnover rate(d)	166%	133%	107%	98%	113%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Dynamic OTC Portfolio (PWO)

	Year Ended April 30,
	2013		2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$51.32		$53.76	$45.15	$32.83	$46.92
Net investment income(a)	0.71(	b)	0.10	0.07	0.01	0.03
Net realized and unrealized gain (loss) on investments	4.18		(2.50)	8.65	12.36	(14.12)
TOTAL FROM INVESTMENT OPERATIONS	4.89		(2.40)	8.72	12.37	(14.09)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.81)		(0.04)	(0.11)	(0.05)	—
NET ASSET VALUE AT END OF YEAR	$55.40		$51.32	$53.76	$45.15	$32.83
MARKET PRICE AT END OF YEAR(c)	$55.32		$51.30	$53.75	$45.15	$32.83
NET ASSET VALUE TOTAL RETURN(d)	9.75%		(4.46)%	19.34%	37.73%	(30.03)%
MARKET PRICE TOTAL RETURN(d)	9.63%		(4.48)%	19.31%	37.73%	(30.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$22,160		$28,224	$40,321	$40,635	$39,393
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.60%		0.60%	0.60%	0.60%	0.59%
Expenses, prior to Waivers	0.95%		0.93%	0.91%	0.85%	0.74%
Net investment income, after Waivers	1.42%(	b)	0.22%	0.15%	0.01%	0.08%
Portfolio turnover rate(e)	118%		99%	75%	90%	77%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $4 per share owned of Warner Chilcott PLC on August 29, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.43 and 0.87%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares FTSE RAFI US 1000 Portfolio (PRF)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$59.73	$60.72	$52.93	$34.78	$55.15
Net investment income(a)	1.31	1.12	1.07	0.62	0.97
Net realized and unrealized gain (loss) on investments	11.66	(0.99)	7.63	18.21	(20.26)
TOTAL FROM INVESTMENT OPERATIONS	12.97	0.13	8.70	18.83	(19.29)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1.28)	(1.12)	(0.91)	(0.68)	(1.08)
NET ASSET VALUE AT END OF YEAR	$71.42	$59.73	$60.72	$52.93	$34.78
MARKET PRICE AT END OF YEAR(b)	$71.42	$59.72	$60.71	$52.96	$34.78
NET ASSET VALUE TOTAL RETURN(c)	22.06%	0.41%	16.72%	54.57%	(35.26)%
MARKET PRICE TOTAL RETURN(c)	22.09%	0.41%	16.63%	54.66%	(35.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$1,778,450	$1,388,661	$1,208,246	$648,428	$396,443
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.58%
Expenses, prior to Waivers	0.43%	0.43%	0.44%	0.45%	0.60%
Net investment income, after Waivers	2.10%	2.00%	2.01%	1.38%	2.34%
Portfolio turnover rate(d)	13%	6%	9%	24%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

	Year Ended April 30,
	2013	2012	2011	2010		2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$66.71	$70.66	$59.82	$34.96		$50.36
Net investment income(a)	1.13	0.73	0.50	0.32		0.46
Net realized and unrealized gain (loss) on investments	11.08	(4.04)	10.80	24.88		(15.42)
TOTAL FROM INVESTMENT OPERATIONS	12.21	(3.31)	11.30	25.20		(14.96)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1.16)	(0.64)	(0.46)	(0.34)		(0.44)
NET ASSET VALUE AT END OF YEAR	$77.76	$66.71	$70.66	$59.82		$34.96
MARKET PRICE AT END OF YEAR(b)	$77.67	$66.72	$70.64	$59.79		$34.90
NET ASSET VALUE TOTAL RETURN(c)	18.56%	(4.60)%	19.04%	72.38%(	d)	(29.79)%
MARKET PRICE TOTAL RETURN(c)	18.41%	(4.56)%	19.06%	72.59%		(29.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$563,763	$463,645	$409,826	$284,135		$94,399
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%		0.58%
Expenses, prior to Waivers	0.43%	0.44%	0.46%	0.51%		0.79%
Net investment income, after Waivers	1.64%	1.17%	0.82%	0.67%		1.22%
Portfolio turnover rate(e)	30%	15%	19%	16%		15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.17 per share. Had the pay-in not been made, the Net Asset Value Total Return would have been 71.89%.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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Intellidex and Index Providers

NYSE Arca is the Intellidex Provider for PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic OTC Portfolio and PowerShares Dynamic Market Portfolio.

The Intellidex Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Intellidex Provider to use the Underlying Intellidexes. The Funds are entitled to use their respective Underlying Intellidex pursuant to a sub-licensing agreement with the Adviser.

NYSE Arca develops, calculates, and maintains its own proprietary indices and serves as the calculation agent for third-party indices. NYSE Arca publishes index values to market data vendors via the NYSE Euronext Global Index Feed (GIF). The more than 200 index values that NYSE Arca currently calculates are used as benchmarks, or to support the trading of exchange-traded funds, index options, and other structured products listed on NYSE Arca. NYSE Arca announces index changes (additions, deletions, share changes, price adjustments, rebalances, etc.) as early as practicable prior to the effectiveness of the change or scheduled event. Such announcements currently are available on the Indexes Daily List at www.nyxdata.com.

FTSE is the Index Provider for PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with FTSE to use the Underlying Indexes. PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio are entitled to use their respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

No entity that creates, compiles, sponsors or maintains the Underlying Indexes or Underlying Intellidexes is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes or Underlying Intellidexes.

Set forth below is a list of each Fund and the Underlying Intellidex or Underlying Index upon which it is based:

Fund	Underlying Intellidex or Underlying Index
PowerShares Dynamic MagniQuant Portfolio	Dynamic Top 200 IntellidexSM Index
PowerShares Dynamic Market Portfolio	Dynamic Market IntellidexSM Index
PowerShares Dynamic OTC Portfolio	Dynamic OTC IntellidexSM Index
PowerShares FTSE RAFI US 1000 Portfolio	FTSE RAFI US 1000 Index
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	FTSE RAFI US 1500 Small-Mid Index

Disclaimers

The Dynamic Market IntellidexSM Index, Dynamic OTC IntellidexSM Index and Dynamic Top 200 IntellidexSM Index are trademarks of NYSE Arca and have been licensed for use for certain purposes by the Adviser. FTSE® is a trademark owned by the London Stock Exchange Group companies and is used by FTSE International Limited (“FTSE”) under license.

The Shares of PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio and PowerShares Dynamic MagniQuant Portfolio are not sponsored or endorsed by NYSE Arca and NYSE Arca makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in the Shares particularly or the ability of the product to trade the performance of any sector of the stock market. NYSE Arca’s only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and indexes, which are determined, composed and calculated by NYSE Arca without regard to the Funds. NYSE Arca has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the Underlying Intellidexes. NYSE Arca is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Shares of the Funds. In addition, NYSE Arca acts as the exchange on which the Shares are traded. The Underlying Intellidexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. NYSE Arca has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Intellidexes. NYSE Arca is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. NYSE Arca has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE SHARES OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.“

“Fundamental Index®” and/or “Research Affiliates Fundamental Index®” and/or “RAFI” and/or all other RA trademarks, trade names, patented and patent-pending concepts are the exclusive property of Research Affiliates, LLC. The PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500

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Small-Mid Portfolio are not in any way sponsored, endorsed, sold or promoted by FTSE, by the London Stock Exchange Group companies (“LSEG”), or by Research Affiliates LLC (“RA”) (“collectively the “Licensor Parties”), and none of the Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE RAFI US 1000 Index or FTSE RAFI US 1500 Small-Mid Index (the “Indices”) and/or the figure at which the said Indices stands at any particular time on any particular day or otherwise. The Indices are compiled and calculated by FTSE in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Indices and none of the Licensor Parties shall be under any obligation to advise any person of any error therein.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes and/or Underlying Intellidexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes and/or Underlying Intellidexes or any data included therein.

The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes and/or Underlying Intellidexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes and/or Underlying Intellidexes even if notified of the possibility of such damages.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters is available at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of a Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If a Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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For More Information

For more detailed information on the Trust, Funds and Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds’ investments also is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or to make shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time

Write:	PowerShares Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173

Visit:	www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21265.

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PowerShares Exchange-Traded Fund Trust		P-PS-PRO-2
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
www.InvescoPowerShares.com 800.983.0903	@PowerShares

Prospectus	August 30, 2013

PowerShares Exchange-Traded Fund Trust

PKW	PowerShares Buyback AchieversTM Portfolio	NYSE Arca, Inc.

PFM	PowerShares Dividend AchieversTM Portfolio	NYSE Arca, Inc.

PGF	PowerShares Financial Preferred Portfolio	NYSE Arca, Inc.

PEY	PowerShares High Yield Equity Dividend AchieversTM Portfolio	NYSE Arca, Inc.

PID	PowerShares International Dividend AchieversTM Portfolio	NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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PKW	PowerShares Buyback AchieversTM Portfolio

Summary Information

Investment Objective

The PowerShares Buyback AchieversTM Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US BuyBack AchieversTM Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.20%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.71%

(1)	Acquired Fund Fees and Expense are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$73	$227	$395	$883

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, NASDAQ OMX Group, Inc. (“NASDAQ OMX” or the “Index Provider”) includes common stocks in the Underlying Index pursuant to a proprietary selection methodology. To qualify for the universe of “BuyBack AchieversTM,” an issuer must have repurchased at least 5% of its outstanding shares during the trailing 12 months ended December 31 and

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have a minimum average daily cash volume of $500,000 for the December and November prior to each reconstitution date.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in

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the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 19.78%.

Best Quarter	Worst Quarter
17.77% (2nd Quarter 2009)	(20.64)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/20/06)
Return Before Taxes	13.81%	5.16%	3.89%
Return After Taxes on Distributions	13.60%	5.00%	3.75%
Return After Taxes on Distributions and Sale of Fund Shares	9.26%	4.41%	3.33%
NASDAQ US BuyBack AchieversTM Index(1) (reflects no deduction for fees, expenses or taxes)	14.59%	5.92%	4.67%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	17.55%	0.83%	0.52%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.23%

(1)	Prior to February 25, 2013, this index was known as the Share BuyBack AchieversTM Index.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 18 of the Prospectus.

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PFM	PowerShares Dividend Achievers™ Portfolio

Summary Information

Investment Objective

The PowerShares Dividend Achievers™ Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US Broad Dividend Achievers™ Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.58%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies that have raised their annual regular cash dividend payments for at least each of the last ten calendar or fiscal years and that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, NASDAQ OMX Group, Inc. (“NASDAQ OMX” or the “Index Provider”) includes common stock in the Underlying Index pursuant to a proprietary selection methodology. To qualify for the universe of “Dividend Achievers™,” an issuer must have increased its annual regular cash dividend payments for each of its last ten or more calendar or fiscal years.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to

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the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect the Fund.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

7

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 12.54%.

Best Quarter	Worst Quarter
13.65% (3rd Quarter 2009)	(19.15)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (09/15/05)
Return Before Taxes	10.83%	1.72%	3.47%
Return After Taxes on Distributions	10.43%	1.35%	3.12%
Return After Taxes on Distributions and Sale of Fund Shares	7.55%	1.41%	2.94%
NASDAQ US Broad Dividend AchieversTM Index(1) (reflects no deduction for fees, expenses or taxes)	11.42%	2.33%	4.13%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	17.55%	0.83%	3.45%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.27%

(1)	Prior to February 25, 2013, this index was known as the Broad Dividend AchieversTM Index.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 18 of the Prospectus.

8

PGF	PowerShares Financial Preferred Portfolio

Summary Information

Investment Objective

The PowerShares Financial Preferred Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Wells Fargo® Hybrid & Preferred Securities Financial Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.64%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in preferred securities of financial institutions that comprise the Underlying Index. The Underlying Index is a market capitalization weighted index designed to track the performance of preferred securities traded in the U.S. market by financial institutions. As of June 30, 2013, the Underlying Index was composed of preferred securities of approximately 22 financial institutions that have received an industrial sector classification of “financial” from the Bloomberg Professional Service. Strictly in accordance with its guidelines and mandated procedures, Wells Fargo Securities, LLC (together with Wells Fargo & Company, the “Index Provider”) includes securities in the Underlying Index pursuant to a proprietary selection methodology. Preferred securities have a payment priority over common stock in the payment of specified dividends and in the event of the issuer’s liquidation. Dividends generally are paid

9

on a fixed rate percentage of the fixed par value at which the preferred stock is issued, and preferred stocks generally have a liquidation value that equals the original purchase price of the stock at the time of issuance. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Financial Sector Risk. The market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Foreign Financial Institution Risk. Certain of the companies that comprise the Underlying Index, while traded on U.S. exchanges, may be issued by foreign financial institutions. Therefore, the Fund may be subject to the risks of investing in securities issued by foreign companies.

High Yield Securities Risk. High yield securities typically involve greater risk and are less liquid than higher grade issues. Changes in general economic conditions, changes in the financial condition of the issuers and changes in interest rates may adversely impact the ability of issuers of high yield securities to make timely payments of interest and principal.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received any income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, and this may negatively impact the return of the security.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. The Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Sampling Risk. The Fund’s use of a representative sampling approach may result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

10

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 0.86%.

Best Quarter	Worst Quarter
58.35% (2nd Quarter 2009)	(30.31)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/01/06)
Return Before Taxes	20.68%	6.88%	2.64%
Return After Taxes on Distributions	19.43%	5.59%	1.45%
Return After Taxes on Distributions and Sale of Fund Shares	14.79%	5.65%	2.00%
Wells Fargo® Hybrid & Preferred Securities Financial Index (reflects no deduction for fees, expenses or taxes)	22.35%	7.73%	3.98%
S&P U.S. Preferred Stock Index (reflects no deduction for fees, expenses or taxes)	18.64%	7.73%	4.19%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.54%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	September 2007
Gary Jones	Vice President and Portfolio Manager of the Adviser	August 2013
Philip Fang	Vice President and Portfolio Manager of the Adviser	July 2010

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 18 of the Prospectus.

11

PEY	PowerShares High Yield Equity Dividend AchieversTM Portfolio

Summary Information

Investment Objective

The PowerShares High Yield Equity Dividend AchieversTM Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US Dividend AchieversTM 50 Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.57%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$58	$183	$318	$714

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in dividend-paying common stocks of companies that have a consistent record of dividend increases and that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, NASDAQ OMX Group, Inc. (“NASDAQ OMX” or the “Index Provider”) includes common stocks in the Underlying Index, principally on the basis of dividend yield and consistent growth in dividends. As of June 1, 2013, the Underlying Index was composed of 50 companies. The Underlying Index contains only stocks and no debt or fixed income securities. To qualify for the universe of “Dividend AchieversTM,” an issuer must have increased its annual regular cash dividend, on a pre-tax basis, for each of the last 10 or more calendar or fiscal years.

12

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the fund Holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

13

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 15.97%.

Best Quarter	Worst Quarter
26.81% (3rd Quarter 2008)	(30.52)% (1st Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/09/04)
Return Before Taxes	6.48%	(2.28)%	(1.27)%
Return After Taxes on Distributions	5.79%	(2.92)%	(1.88)%
Return After Taxes on Distributions and Sale of Fund Shares	5.10%	(2.02)%	(1.09)%
NASDAQ US Dividend AchieversTM 50 Index(1) (reflects no deduction for fees, expenses or taxes)	7.14%	(1.97)%	(0.86)%
Dow Jones U.S. Select Dividend Index (reflects no deduction for fees, expenses or taxes)	10.84%	2.49%	4.02%
S&P 500 Value Index(2) (reflects no deduction for fees, expenses or taxes)	17.68%	(0.15)%	3.58%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.44%

(1)	Prior to February 25, 2013, this index was known as the Mergent Dividend AchieversTM 50 Index.
(2)	S&P Citigroup Large Cap Value Index changed its name to S&P 500 Value Index as of December 9, 2009.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 18 of the Prospectus.

14

PID	PowerShares International Dividend AchieversTM Portfolio

Summary Information

Investment Objective

The PowerShares International Dividend AchieversTM Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ International Dividend AchieversTM Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.56%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$701

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the securities that comprise the Underlying Index. The Underlying Index currently is composed of Global Depositary Receipts (“GDRs”) and American Depositary Receipts (“ADRs”) that are listed on the London Stock Exchange (“LSE”), in addition to ADRs and non-U.S. common or ordinary stocks traded on the New York Stock Exchange (“NYSE”), the NASDAQ Stock Market LLC (“NASDAQ”) or NYSE Arca of companies that have increased their aggregate annual regular dividend payments consistently over the course of the last five calendar or fiscal years. Strictly in accordance with its guidelines and mandated procedures, NASDAQ OMX Group, Inc. (“NASDAQ OMX” or the “Index Provider”) includes stock in the Underlying Index pursuant to a proprietary selection methodology.

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Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect the Fund.

Financial Sector Risk. The market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Foreign Securities Risk. The Fund’s investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies, and therefore, not all material information regarding these companies will be available.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

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The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 4.40%.

Best Quarter	Worst Quarter
30.69% (2nd Quarter 2009)	(29.91)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (09/15/05)
Return Before Taxes	12.26%	(1.83)%	4.05%
Return After Taxes on Distributions	11.92%	(2.14)%	3.70%
Return After Taxes on Distributions and Sale of Fund Shares	8.68%	(1.43)%	3.59%
NASDAQ International Dividend AchieversTM Index(1) (reflects no deduction for fees, expenses or taxes)	13.12%	(1.09)%	4.83%
Dow Jones EPAC Select Dividend Index (reflects no deduction for fees, expenses or taxes)	17.98%	(1.34)%	5.56%
MSCI EAFE® Value Index (reflects no deduction for fees, expenses or taxes)	17.69%	(4.34)%	2.18%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.27%

(1)	Prior to February 25, 2013, this index was known as the International Dividend AchieversTM Index.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 18 of the Prospectus.

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Summary Information About Purchases and Sales and Taxes

Purchase and Sale of Fund Shares

Each Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

Individual Shares of the Funds may be purchased and sold only on a national securities exchange through brokers. Shares of the Funds are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because Shares of each Fund will trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Each Fund’s distributions generally will be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

Each Fund generally will invest at least 90% of its total assets in securities that comprise its respective Underlying Index. Each Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of its Underlying Index. The Adviser seeks correlation over time of 0.95 or better between a Fund’s performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus its Underlying Index’s returns. Because each Fund uses an indexing approach to try to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each Fund (except PowerShares Financial Preferred Portfolio) generally invests in all of the securities comprising its Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its Underlying Index as a whole. There also may be instances in which the Adviser may choose to (i) overweight a security in an Underlying Index, (ii) purchase securities not contained in an Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, or (iii) utilize various combinations of other available investment techniques, in seeking to track an Underlying Index.

For PowerShares Financial Preferred Portfolio, because of the practical difficulties and expense of purchasing all of the securities in the Fund’s Underlying Index, the Fund does not purchase all of the securities in its Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective. Sampling means that the Adviser uses a quantitative analysis to select securities from the Fund’s Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These performance attributes and other characteristics include industry weightings and market capitalization. The Adviser generally expects the Fund to hold less than the total number of securities in its Underlying Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Each Fund may sell securities that are included in the applicable Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about each Fund’s Underlying Index construction is set forth below.

NASDAQ US BuyBack AchieversTM Index

The Underlying Index is designed to track the performance of companies that meet the requirements to be classified as “BuyBack AchieversTM.” To become eligible for inclusion in the NASDAQ US BuyBack AchieversTM Index, a company must (i) be incorporated in the United States or certain benefit driven countries, (ii) trade on the NYSE, NYSE MKT or the NASDAQ, (iii) have repurchased at least 5% of its outstanding shares for the trailing 12 months ended December 31 and (iv) have a minimum average daily cash volume of $500,000 for the December and November prior to each reconstitution date.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider weights the universe of companies according to a modified market capitalization, using each company’s eligible shares outstanding and the closing price at the company’s last trading day in December. No single company may exceed 5% of the Underlying Index as of either a reconstitution or rebalance date. The Index Provider will modify the index weight of companies with market capitalizations that exceed 5% of the Underlying Index to equal 5% of the Underlying Index. The Index Provider will redistribute the excess amounts from companies whose initial market capitalizations exceeded 5% of the Underlying Index among the remaining companies in proportion to their initial weights until no company exceeds 5% of the Underlying Index. These modified weights become effective on the last trading day in January. In between the reconstitutions and rebalance dates, the Underlying Index weights of each company will float, meaning that a company may exceed 5% of the Underlying Index during these periods.

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The Index Provider will rebalance the Underlying Index on a quarterly basis using a modified market capitalization weighted methodology. At each quarter, the Underlying Index is rebalanced such that the maximum weight of any component security does not exceed 5% of the Underlying Index. The excess weight of any security that otherwise exceeds 5% of the Underlying Index is distributed proportionally across the remaining component securities. The Index Provider calculates the modified market capitalizations of a component security using that company’s most recent shares outstanding and the closing price of the company’s stock on the last trading day in December, March, June and September. These modified weights will become effective after the close of trading on the last day in January, April, July and October, respectively. The composition of the Fund’s portfolio therefore will change to the extent necessary to replicate the Underlying Index.

NASDAQ US Broad Dividend AchieversTM Index

The Underlying Index is designed to track the performance of companies that meet the requirements to be classified as “Dividend AchieversTM.” To become eligible for inclusion in the Underlying Index, a company must (i) be incorporated in the United States or one of its territories, (ii) trade on the NYSE, NYSE MKT or NASDAQ, (iii) have raised its annual regular cash dividend payments for at least each of the last ten consecutive fiscal years, and (iv) have a minimum average daily cash volume of $500,000 in the November and December prior to each reconstitution date.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider calculates the total annual regular cash dividend payment using the last available dividend payable date for the previous calendar or fiscal year. The Index Provider reserves the authority to include companies with an off calendar year payment schedule or an off fiscal year, as long as the payable date falls within the first ten days of the fiscal or calendar year.

The Dividend AchieversTM companies are those companies that have been incorporated in the United States or one of its territories and trade on the NYSE, the NASDAQ or NYSE MKT, with aggregate annual regular dividend payments that have increased consistently over the course of the last ten or more fiscal years.

The Index Provider weights the universe of companies according to modified market capitalization, using each company’s most recent shares outstanding and the closing price on the company’s last trading day in December. No single company may exceed 5% of the Underlying Index as of either a reconstitution or rebalance date. The Index Provider will modify the weight of companies with market capitalizations that exceed 5% of the Underlying Index to equal 5% of the Underlying Index. The Index Provider will redistribute the excess amounts from companies whose initial market capitalizations exceeded 5% of the Underlying Index among the remaining companies in proportion to their initial weights until no company exceeds 5% of the Underlying Index. These modified weights will become effective on the last trading day in January. In between the reconstitution and rebalance dates, the Underlying Index weights of each company will float, meaning that a company may exceed 5% of the Underlying Index during these periods.

The Index Provider will rebalance the Underlying Index on a quarterly basis using a modified market capitalization methodology and will calculate the modified market capitalizations using the company’s most recent shares outstanding and the closing price of the company’s stock on the last trading day in December, March, June and September. These modified weights will become effective after the close of business on the last trading days of the company’s stock in January, April, July and October, respectively. The composition of the Fund’s portfolio therefore will change to the extent necessary to replicate the Underlying Index.

The Index Provider also reconstitutes the Underlying Index on an annual basis to incorporate a group of stocks that the Index Provider identifies as “Dividend AchieversTM” pursuant to a proprietary dividend growth methodology. Reconstitution is effective after the close of the last trading day in January.

The Index Provider will make share adjustments to reflect a split, a reverse split or a stock dividend on each action’s effective date. Such changes do not require an adjustment to the divisor and are processed automatically. For changes in a company’s shares outstanding due to a merger, acquisition or spin-off, the Index Provider will make an adjustment to the stocks in the Underlying Index after the close on the effective date of the corporate action. For total return calculations for the Underlying Index, the Index Provider will reinvest dividend payments in the Underlying Index on the ex-date of the underlying securities. In the event of a merger between two companies included in the Underlying Index, the common shares of the surviving company will continue to be represented in the Underlying Index. In the event of a merger between a company in the Underlying Index and a company not in the Underlying Index, only the surviving company will be included in the Underlying Index if the company in the Underlying Index is the surviving company. The Index Provider will drop a company from the Underlying Index if the company is acquired. The Index Provider will adjust the Underlying Index divisor to reflect the acquisition. Further, the Index Provider will drop a company from the Underlying Index if the company ceases to be listed on the NYSE, NYSE MKT or NASDAQ.

In the event of bankruptcy, the Index Provider will remove a company from the Underlying Index effective after the close on the date of the filing. In the event that trading in a company included in the Underlying Index is suspended, the Underlying Index calculation agent, in consultation with the Index Provider, shall decide whether the company will be removed from the Underlying Index as soon as applicable. To minimize the impact to the Underlying Index, the Index Provider will remove the company to be deleted at the value at which it last traded. The Index Provider will adjust the Underlying Index divisor to reflect the disposition.

Wells Fargo® Hybrid & Preferred Securities Financial Index

The Underlying Index attempts to portray a cross-section of the universe of preferred securities issued by financial institutions and listed on the NYSE or NYSE MKT and that meet certain criteria.

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Eligible securities that will be included in the Underlying Index must meet the following criteria:

a.	Preferred stock or securities functionally equivalent to preferred stock that are issued exclusively by financial institutions.

b.	An industrial sector classification of “financial” from the Bloomberg Professional Service®.

c.	Rated at least “B3” by Moody’s Investors Service, Inc. or “B-” by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

d.	U.S. dollar-denominated and publicly issued in the U.S. domestic market.

e.	Par amount of $25.

f.	Perpetual with no stated or legal maturity.

g.	Maintain a minimum par value of $250 million outstanding.

h.	Fixed dividends/coupons that are “qualified dividend income” eligible.

i.	Liquidity requirements. Constituent securities representing at least 90% of the market value of the Underlying Index must have a minimum monthly trading volume during each of the last six months of at least 250,000 trading units. New issue securities listed on the NYSE or NYSE MKT for less than six months must have a minimum monthly trading volume of at least 250,000 trading units during each month following the date on which the securities were listed. Trading volume for any period less than one month shall be pro-rated for each day based on daily trading volume. If securities representing 90% of the market value of the Underlying Index do not meet the liquidity requirements set forth above, the Underlying Index will be rebalanced by removing the least liquid securities from the Underlying Index until the 90% liquidity requirement is satisfied. Underlying Index liquidity will be tested and rebalancing will occur on each Monthly Rebalancing Date.

The Underlying Index does not include trust preferred securities, convertible preferred shares, securities subject to sinking fund provisions, shares in closed-end funds, municipal securities, sovereign securities or repackaged securities linked to a security, a basket of securities or an index.

The Underlying Index is calculated using a market capitalization weighting methodology applied in conjunction with the monthly adjustments. The weight of any component security may not account for more than 20% of the total value of the Underlying Index. Component securities greater than 20% of the Underlying Index are reduced to individually represent 20% of the value of the Underlying Index. The aggregate amount by which all components over 20% is reduced is redistributed proportionately across the remaining components that represent less than 20% of the Underlying Index value. After this redistribution, if any other component exceeds 20%, the component is set to 20% of the Underlying Index value and the redistribution is repeated. (The 20% weight limit above applies to constituent securities, not issuers. An issuer may represent more than 20% of the Underlying Index, but a single security may not.) In addition, the sum of the issuers with a weight greater than 4.5% cannot exceed 45%

of the total weight. If the aforementioned 45% cap is breached, all the issuers are ranked in descending order of their weights and the first stock that causes the 45% limit to be breached is identified. The weight of this issuer is then reduced either until the rule is satisfied or it reaches 4.5%. If the issuer to be reduced has multiple component securities included in the Underlying Index, the securities will be reduced on a pro-rata basis determined by market capitalization. This excess weight is proportionally redistributed to all issuers with weights below 4.5%. This process will be repeated until the 45% rule is satisfied. (The 4.5% weight limit above applies to issuers, not constituent securities. A constituent security may represent more than 4.5% of the Underlying Index.) The Underlying Index is subject to monthly rebalancing adjustments. All outstanding preferred stocks are tested for suitability based on eligibility criteria. Stocks that are deemed qualified are added to the Underlying Index as component securities whereas those that are deemed inappropriate are excluded from the reconstitution of the Underlying Index. Rebalancing also can occur following specific events such as redemption, tenders, green-shoes and overallotments, re-openings, rights offerings, stock splits and suspension from trading on an exchange. These events will require a daily adjustment or directly influence the next monthly adjustments.

NASDAQ US Dividend AchieversTM 50 Index

The Underlying Index is designed to track the performance of the fifty companies with the highest dividend yield chosen from the universe of companies that meet the requirements to be classified as Dividend AchieversTM. Real estate investment trusts and limited partnerships are ineligible for inclusion in the Underlying Index.

A Dividend AchieversTM company must have, among other things, experienced growth in dividends consistently over the last ten or more calendar or fiscal years and have a minimum average daily cash volume of $500,000 in November and December prior to the reconstitution date, which occurs after the close of business on the last trading day in January.

The Dividend AchieversTM are companies incorporated in the United States with aggregate annual regular cash dividend payments that have increased consistently over the course of the last ten or more calendar or fiscal years. Strictly in accordance with its guidelines and mandated procedures, the Index Provider ranks the universe of companies according to yield, using the annualized current dividend and the closing price. The Index Provider includes the highest fifty yielding companies in the Underlying Index.

The Index Provider also rebalances the Underlying Index on a quarterly basis using a dividend yield weighted methodology incorporating current dividend yield. Adjustments are effective after the close of the last trading day of January, April, July and October. The Index Provider makes share adjustments to reflect a split, a reverse split or stock dividend on the action’s effective date. Such changes do not require an adjustment to the divisor and are processed automatically. For changes in a company’s shares outstanding due to a merger, acquisition or spin-off, the Index Provider will make an adjustment to the Underlying Index divisor as well as the stock’s Underlying Index shares effective after the close on the effective date of the corporate action.

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The Index Provider will reinvest dividend payments in the Underlying Index on the ex-date. In the event of a merger between two companies included in the Underlying Index, the common shares of the surviving issuer will continue to be represented in the Underlying Index. In the event of a merger between a company in the Underlying Index and a company not in the Underlying Index, the common shares of the surviving issuer will continue to be represented in the Underlying Index until further evaluation on the reconstitution date. The Index Provider will drop a company from the Underlying Index if the company is acquired. The next highest yielding company in the Dividend AchieversTM currently not included in the Underlying Index will replace the acquired company.

In the event of a bankruptcy, the Index Provider will remove a company from the Underlying Index effective after the close on the date of the filing. In the event that trading in a company included in the Underlying Index is suspended, the index calculation agent, in consultation with the Index Provider, shall decide whether to remove the company from the Underlying Index as soon as applicable. If a company suspends its dividend payment, it shall be removed from the Underlying Index. To minimize the impact to the Underlying Index, the Index Provider will remove the company at the value at which it last traded. The next highest yielding company in the Underlying Index currently not included in the Underlying Index and as identified at reconstitution will replace the company.

NASDAQ International Dividend AchieversTM Index

The Underlying Index is designed to track the performance of dividend paying GDRs and ADRs that are listed on the LSE, in addition to ADRs and non-U.S. common or ordinary stocks trading on the NYSE, NYSE MKT or NASDAQ. To become eligible for inclusion in the Underlying Index, a company’s aggregate annual regular dividend payments must have increased consistently over the course of the last five calendar or fiscal years and have a minimum average daily cash volume of $500,000 for the December and November prior to each reconstitution date.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider calculates the total annual regular dividend payment using the last available dividend payable date for the previous calendar or fiscal year. The Index Provider reserves the authority to include companies with an off calendar year payment schedule or an off fiscal year payment, as long as the payable date falls within the first ten days of the fiscal or calendar year.

The universe of companies in the Underlying Index are those incorporated outside the United States, trade on the NYSE, the NASDAQ, NYSE MKT or the LSE and have increased their annual regular dividend payments for the past five or more calendar or fiscal years. The universe of companies in the Underlying Index is weighted according to yield using the trailing twelve months of regular dividend payments after the company’s last trading day in December, except that in the case of Canadian companies, the Index Provider calculates yield based on the forward looking Indicated Annual Dividend as of the last trading day in December. These modified weights become effective on the last Friday in January.

The Index Provider rebalances the Underlying Index on a quarterly basis using a dividend yield weighted methodology incorporating a dividend yield based on trailing twelve months of regular dividend payments on the last trading date in December, March, June and September. However, in the case of Canadian companies, the Index Provider calculates yield based on the forward looking Indicated Annual Dividend as of the last trading day in December, March, June and September. These modified weights become effective on the last Friday in January, April, July and October, respectively.

The Index Provider also reconstitutes the Underlying Index on an annual basis to incorporate a group of securities that NASDAQ OMX identifies as “NASDAQ International Dividend AchieversTM” pursuant to a proprietary dividend growth methodology. Reconstitution is effective after the close of the last Friday in January.

The Index Provider will make share adjustments to reflect a split, a reverse split or a stock dividend on each action’s effective date. Such changes do not require an adjustment to the divisor and are processed automatically. For changes in a company’s shares outstanding due to a merger, acquisition or spin-off, the Index Provider will make adjustments to the stocks in the Underlying Index effective after the close on the effective date of the corporate action.

For total return calculations for the Underlying Index, the Index Provider will reinvest dividend payments in the NASDAQ International Dividend AchieversTM Index on the ex-date of the underlying securities. If a company formally announces a suspension of dividend payments or has not paid regular dividends over the trailing twelve months, the Index Provider will remove the company from the Underlying Index and will adjust the Underlying Index divisor to reflect the company’s removal. In the event of a merger between two companies included in the Underlying Index, the common shares of the surviving company will continue to be represented in the Underlying Index. In the event of a merger between a company in the Underlying Index and a company not in the Underlying Index, the Index Provider will include only the surviving company in the Underlying Index, so long as the company in the Underlying Index is the surviving company. The Index Provider will drop a company from the Underlying Index if the company is acquired. The Index Provider will adjust the Underlying Index divisor to reflect the acquisition. The Index Provider will drop a company from the Underlying Index if the company ceases to be listed on the NYSE, NASDAQ, NYSE MKT or the LSE.

In the event of bankruptcy, the Index Provider will remove a company from the Underlying Index effective after the close on the date of the filing. If trading in a company included in the Underlying Index is suspended, the Underlying Index calculation agent, in consultation with the Index Provider, shall decide as soon as applicable whether to remove the company from the Underlying Index. To minimize the impact to the Underlying Index, the Index Provider will remove the company to be deleted at the value at which it last traded and will adjust the Underlying Index divisor to reflect the disposition.

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Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section.

Dividend Paying Security Risk

PowerShares Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio invest in securities that pay high dividends. As a group these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

Financial Sector Risk

For PowerShares Financial Preferred Portfolio and PowerShares International Dividend AchieversTM Portfolio, investing in the financial sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, new regulations or regulatory interpretations may affect their profitability; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities a Fund may purchase may themselves have concentrated portfolios that make them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares that shareholders hold in such institutions.

Foreign Securities Risk

For PowerShares Financial Preferred Portfolio and PowerShares International Dividend AchieversTM Portfolio, investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies. Therefore, not all material information regarding these companies will be available.

In addition, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile.

Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of a Fund’s trades effected in those markets and could result in losses to a Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

High Yield Securities Risk

PowerShares Financial Preferred Portfolio may invest in high yield securities that offer generally a higher current yield than that available from higher grade issues, but they typically involve greater risk. Securities rated below investment grade commonly are referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be impacted by adverse changes in general economic conditions, changes in the financial condition of their issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities have. Periods of economic downturn or rising interest rates may cause the issuers of high yield securities to experience financial distress, which could adversely impact their ability to make timely payments of principal and interest and could increase the possibility of default. The market value and liquidity of high yield securities may be impacted negatively by adverse publicity and investor perceptions, whether or not based on fundamental analysis, especially in a market characterized by low trade volume.

Preferred Securities Risk

PowerShares Financial Preferred Portfolio faces special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, and this may negatively impact the return of the security.

Market Risk

The securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in a Fund’s respective Underlying Index.

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Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for each Fund’s Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Funds. Any of these factors may lead to each Fund’s Shares trading at a premium or discount to each Fund’s NAV.

Sampling Risk

PowerShares Financial Preferred Portfolio’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Equity Risk

Equity risk is the risk that the value of the securities a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk

In following its methodology, a Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Information about the Funds’ exposure to a particular industry is available in the Funds’ Annual and Semi-Annual Reports to Shareholders, as well as on their Forms N-Q as filed with the Securities and Exchange Commission.

Non-Correlation Risk

A Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. A Fund’s use of a representative sampling approach may cause that Fund not to be as well-correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in that Underlying Index. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Index may be adversely affected. Since an Underlying Index is not subject to the tax diversification requirements to which the Funds must adhere, a Fund may be required to deviate its investments from the securities, contained in, and relative weightings of, its Underlying Index. A Fund may not invest in certain securities included in its respective Underlying Index due to liquidity constraints. Liquidity constraints also may delay a Fund’s purchase or sale of securities included in its Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from its respective Underlying Index.

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact a Fund’s ability to track its Underlying Index. For example, in regulated industries, certain emerging or international markets, and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Adviser, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser’s affiliates.

The Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund, the need to reserve cash held by the Fund to meet redemptions and expenses or low assets (particularly when a Fund is new and has operated for only a short period). If a Fund utilizes a sampling approach, its return may not correlate as well with the return of its Underlying Index as would be the case if it purchased all of the securities in its Underlying Index with the same weightings as its Underlying Index.

Index Risk

Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of the Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with

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investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk

Because PowerShares Buyback AchieversTM Portfolio and PowerShares Financial Preferred Portfolio are non-diversified and can invest a greater portion of their assets in securities of individual issuers than can diversified funds, changes in the market value of a single investment could cause greater fluctuations in the Share prices of these Funds than would occur in a diversified fund. This may increase the Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Funds’ performance.

Non-Principal Investment Strategies

Each Fund, after investing at least 90% of its total assets in securities that comprise its respective Underlying Index, may invest its remaining assets in securities not included in its Underlying Index, in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in options and futures contracts. The Funds may use options and futures contracts (and convertible securities and structured notes) to seek performance that corresponds to its respective Underlying Index and to manage cash flows. The Adviser anticipates that it may take approximately three business days (a business day is any day that the NYSE is open) for the Adviser to fully reflect the additions and deletions to each Fund’s Underlying Index in the portfolio composition of that Fund.

PowerShares Dividend AchieversTM Portfolio, PowerShares Financial Preferred Portfolio and PowerShares High Yield Equity Dividend AchieversTM Portfolio normally will invest at least 80% of its total assets in securities suggested by the name of that Fund (the “80% investment policy”). Each of these Funds considers securities suggested by the name of that Fund to be those securities that comprise its respective Underlying Index.

Each of the investment policies described herein, including each Fund’s investment objective, constitutes a non-fundamental policy that the Board of Trustees (the “Board”) of PowerShares Exchange-Traded Fund Trust (the “Trust”) may change at any time without shareholder approval. The Board also may change the 80% investment policy of each of PowerShares Dividend AchieversTM Portfolio, PowerShares Financial Preferred Portfolio and PowerShares High Yield Equity Dividend AchieversTM Portfolio without shareholder approval, but only upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the Funds are set forth in the Trust’s Statement of

Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

PowerShares International Dividend AchieversTM Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, each such Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Risks of Futures and Options

Each Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in its Underlying Index, to facilitate trading or to reduce transaction costs. The Funds will not use futures or options for speculative purposes.

Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, each Fund would remain required to make daily cash payments to maintain its required margin. The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. However, each Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.

Each Fund must segregate liquid assets or take other appropriate measures to “cover” open positions in futures contracts. For futures contracts that do not cash settle, each Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, each Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value. For more information, please see the section “Investment Policies and Risks—Futures and Options” in the SAI.

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If PowerShares International Dividend AchieversTM Portfolio is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

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Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of cash collateral.

Shares May Trade at Prices Different than NAV

The NAV of the Shares generally will fluctuate with changes in the market value of a Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund’s Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Issues

Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis, and are created and redeemed principally in-kind in Creation Units at closing NAVs. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for each Fund or its ongoing shareholders.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Trust’s portfolio holdings is available in the Funds’ SAI, which is available at www.InvescoPowerShares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, a family of exchange-traded funds (“ETFs”), with combined assets under management of $36.6 billion as of July 31, 2013. The Trust currently is composed of 55 ETFs.

As the Funds’ investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Philip Fang (with respect to PowerShares Financial Preferred Portfolio), Michael Jeanette (with respect to each Fund except PowerShares Financial Preferred Portfolio), Gary Jones (with respect to PowerShares Financial Preferred Portfolio), Jeffrey W. Kernagis (with respect to PowerShares Financial Preferred Portfolio), Brian Picken (with respect to each Fund except the PowerShares Financial Preferred Portfolio) and Theodore Samulowitz (with respect to each Fund except the PowerShares Financial Preferred Portfolio). Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Philip Fang is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares Financial Preferred Portfolio since July 2010. Mr. Fang has served

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as portfolio manager of other PowerShares Funds since 2007. Prior to joining the Adviser in 2007, Mr. Fang was a portfolio manager and Executive Vice President at Lord Abbett & Co. from 1992 to 2007.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund, except PowerShares Financial Preferred Portfolio, since August 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007. Prior to this he was a financial advisor with Smith Barney and First Bank Systems.

Jeffrey W. Kernagis is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares Financial Preferred Portfolio since September 2007. Prior to joining the Adviser, Mr. Kernagis was a Portfolio Manager at Claymore Securities, Inc. from 2005 to 2007. Prior to that, Mr. Kernagis was a Senior Trader at Mid-States Corporate Federal Credit Union from 2004 to 2005 and a Vice President of Institutional Futures Sales at ABN Amro, Inc. from 1994 to 2003.

Brian Picken is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund, except PowerShares Financial Preferred Portfolio, since August 2010. Mr. Picken has been a Portfolio Manager of the Adviser since August 2010. Mr. Picken was an Associate Portfolio Manager of the Adviser from August 2009 to August 2010, an ETF Portfolio Operations Specialist for the Adviser from August 2008 to August 2009, and prior to that a Research Analyst for the Adviser from August 2007 to August 2008.

Theodore Samulowitz is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds, except PowerShares Financial Preferred Portfolio, since August 2013. He has been a Portfolio Manager of the Adviser since May 2012. Prior to that, he was the Managing Partner of Endurance Capital Markets LLC from February 2010 to February 2012 and a Portfolio Manager of CMT Asset Management from 2006 to 2010.

Gary Jones is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares Financial Preferred Portfolio since August 2013. Mr. Jones has been a Portfolio Manager of the Adviser since December 2010. Previously, he was a Portfolio Manager of Van Kampen Investments from 2007 to 2009.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

The Adviser receives fees from each Fund (except PowerShares Buyback AchieversTM Portfolio and PowerShares Financial Preferred Portfolio) equal to 0.40% of the Fund’s average daily net assets. The Adviser receives fees from each of PowerShares Buyback AchieversTM Portfolio and PowerShares Financial

Preferred Portfolio equal to 0.50% of the Fund’s average daily net assets. The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (except PowerShares Buyback AchieversTM Portfolio and PowerShares Financial Preferred Portfolio) (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, sub-licensing fees, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.50% of the Fund’s average daily net assets per year, at least until August 31, 2014. The Trust and the Adviser have entered into an Expense Agreement pursuant to which the Adviser has agreed to waive fees and/or pay expenses for PowerShares Buyback AchieversTM Portfolio and PowerShares Financial Preferred Portfolio to the extent necessary to prevent the operating expenses of each of these Funds (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, sub-licensing fees, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year, at least until August 31, 2014. The Expense Agreement provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust and extraordinary expenses.

A discussion regarding the basis for the Board’s approval of the Trust’s Investment Advisory Agreement on behalf of each Fund is available in the Funds’ Annual Report to Shareholders for the fiscal year ended April 30, 2013.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units.

Most investors buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase and sell Shares in smaller “oddlots” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay

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some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade on NYSE Arca under the following symbols:

Fund	Symbol
PowerShares Buyback AchieversTM Portfolio	PKW
PowerShares Dividend AchieversTM Portfolio	PFM
PowerShares Financial Preferred Portfolio	PGF
PowerShares High Yield Equity Dividend AchieversTM Portfolio	PEY
PowerShares International Dividend AchieversTM Portfolio	PID

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on NYSE Arca may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities (“Deposit Securities”) accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve the Funds directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of the Funds. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV. To minimize these potential consequences of frequent purchases and redemptions of Shares, each Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise are not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each Fund except PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares Financial Preferred Portfolio, for which dividends from any net investment income are declared and paid monthly. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

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Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on NYSE Arca, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly, except with respect to PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares Financial Preferred Portfolio, for which dividends from net investment income, if any, are declared and paid monthly. Each Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Funds. Dividends paid out of each Fund’s income and net short-term gains, if any, generally are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

For non-corporate taxpayers, long-term capital gains are currently taxed at a rate of 20% while short-term capital gains and other ordinary income are taxed at ordinary income rates.

Distributions in excess of each Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash component paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section “Taxes” in the SAI.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. The NAV for each Fund will be calculated and disseminated daily on each day the NYSE is open. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the

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close of the market on which the security trades and the close of NYSE and when each Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate each Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect each Fund’s ability to track its Underlying Index. With respect to securities that are listed primarily on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Chicago, Illinois, 60602, and 1601 K Street, N.W., Washington, DC 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois, 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of the Funds.

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Financial Highlights

The financial highlights tables below are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report for the fiscal year ended April 30, 2013, which is available upon request.

PowerShares Buyback AchieversTM Portfolio (PKW)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$29.40	$27.27	$22.36	$16.15	$22.64
Net investment income(a)	0.37	0.27	0.11	0.19	0.26
Net realized and unrealized gain (loss) on investments	5.18	2.12	4.87	6.29	(6.55)
TOTAL FROM INVESTMENT OPERATIONS	5.55	2.39	4.98	6.48	(6.29)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.35)	(0.26)	(0.07)	(0.27)	(0.20)
NET ASSET VALUE AT END OF YEAR	$34.60	$29.40	$27.27	$22.36	$16.15
MARKET PRICE AT END OF YEAR(b)	$34.61	$29.40	$27.27	$22.37	$16.16
NET ASSET VALUE, TOTAL RETURN(c)	19.08%	8.91%	22.34%	40.46%	(27.87)%
MARKET PRICE TOTAL RETURN(c)	19.11%	8.91%	22.29%	40.43%	(27.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$418,621	$139,641	$43,637	$38,019	$27,456
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.70%	0.71%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.70%	0.79%	1.00%	0.97%	0.92%
Net investment income, after Waivers	1.21%	1.00%	0.49%	0.98%	1.39%
Portfolio turnover rate(d)	80%	32%	26%	23%	56%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Dividend AchieversTM Portfolio (PFM)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$15.81	$15.29	$13.21	$10.30	$16.15
Net investment income(a)	0.38	0.34	0.31	0.27	0.36
Net realized and unrealized gain (loss) on investments	2.52	0.51	2.08	2.96	(5.92)
TOTAL FROM INVESTMENT OPERATIONS	2.90	0.85	2.39	3.23	(5.56)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.38)	(0.33)	(0.31)	(0.32)	(0.29)
NET ASSET VALUE AT END OF YEAR	$18.33	$15.81	$15.29	$13.21	$10.30
MARKET PRICE AT END OF YEAR(b)	$18.32	$15.80	$15.29	$13.21	$10.30
NET ASSET VALUE, TOTAL RETURN(c)	18.67%	5.78%	18.39%	31.76%	(34.84)%
MARKET PRICE TOTAL RETURN(c)	18.68%	5.71%	18.39%	31.76%	(34.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$296,928	$252,988	$217,859	$133,380	$85,451
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.58%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.58%	0.60%	0.61%	0.64%	0.74%
Net investment income, after Waivers	2.28%	2.28%	2.30%	2.28%	3.11%
Portfolio turnover rate(d)	18%	20%	11%	18%	31%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Financial Preferred Portfolio (PGF)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$17.79	$18.26	$16.97	$11.41	$21.17
Net investment income(a)	1.18	1.17	1.18	1.31	1.35
Net realized and unrealized gain (loss) on investments	0.85	(0.42)	1.36	5.61	(9.63)
TOTAL FROM INVESTMENT OPERATIONS	2.03	0.75	2.54	6.92	(8.28)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1.15)	(1.17)	(1.21)	(1.30)	(1.46)
Return of capital	—	(0.05)	(0.04)	(0.06)	(0.02)
TOTAL DISTRIBUTIONS	(1.15)	(1.22)	(1.25)	(1.36)	(1.48)
NET ASSET VALUE AT END OF YEAR	$18.67	$17.79	$18.26	$16.97	$11.41
MARKET PRICE AT END OF YEAR(b)	$18.70	$17.83	$18.28	$16.93	$11.41
NET ASSET VALUE, TOTAL RETURN(c)	11.78%	4.56%	15.57%	62.16%	(39.56)%
MARKET PRICE TOTAL RETURN(c)	11.71%	4.68%	15.97%	61.76%	(39.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$1,891,452	$1,612,698	$1,832,516	$1,714,824	$773,644
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.64%	0.66%	0.66%	0.65%	0.69%
Expenses, prior to Waivers	0.64%	0.66%	0.66%	0.65%	0.68%
Net investment income, after Waivers	6.47%	6.76%	6.75%	8.30%	11.49%
Portfolio turnover rate(d)	18%	6%	26%	23%	45%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$9.36	$9.06	$8.44	$6.12	$11.36
Net investment income(a)	0.42	0.35	0.34	0.32	0.43
Net realized and unrealized gain (loss) on investments	1.41	0.29	0.63	2.35	(5.21)
TOTAL FROM INVESTMENT OPERATIONS	1.83	0.64	0.97	2.67	(4.78)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.42)	(0.34)	(0.34)	(0.33)	(0.43)
Return of capital	—	—	(0.01)	(0.02)	(0.03)
TOTAL DISTRIBUTIONS	(0.42)	(0.34)	(0.35)	(0.35)	(0.46)
NET ASSET VALUE AT END OF YEAR	$10.77	$9.36	$9.06	$8.44	$6.12
MARKET PRICE AT END OF YEAR(b)	$10.76	$9.36	$9.06	$8.44	$6.12
NET ASSET VALUE, TOTAL RETURN(c)	20.16%	7.37%	11.91%	44.59%	(42.88)%
MARKET PRICE TOTAL RETURN(c)	20.05%	7.37%	11.91%	44.58%	(42.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$322,476	$276,169	$208,471	$127,424	$86,846
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.57%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.57%	0.60%	0.62%	0.65%	0.62%
Net investment income, after Waivers	4.31%	3.88%	4.02%	4.42%	5.24%
Portfolio turnover rate(d)	32%	35%	44%	57%	77%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares International Dividend AchieversTM Portfolio (PID)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$15.35	$16.85	$14.26	$10.14	$19.63
Net investment income(a)	0.40	0.48	0.47	0.35	0.52
Net realized and unrealized gain (loss) on investments	1.93	(1.49)	2.59	4.24	(9.46)
TOTAL FROM INVESTMENT OPERATIONS	2.33	(1.01)	3.06	4.59	(8.94)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.41)	(0.49)	(0.47)	(0.47)	(0.55)
NET ASSET VALUE AT END OF YEAR	$17.27	$15.35	$16.85	$14.26	$10.14
MARKET PRICE AT END OF YEAR(b)	$17.31	$15.37	$16.89	$14.26	$10.15
NET ASSET VALUE, TOTAL RETURN(c)	15.63%	(5.87)%	21.95%	45.77%	(46.44)%
MARKET PRICE TOTAL RETURN(c)	15.75%	(5.97)%	22.23%	45.62%	(46.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$877,341	$690,196	$550,282	$427,783	$256,584
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.56%	0.55%	0.58%	0.57%	0.57%
Expenses, prior to Waivers	0.56%	0.56%	0.58%	0.57%	0.57%
Net investment income, after Waivers	2.57%	3.20%	3.20%	2.65%	3.87%
Portfolio turnover rate(d)	46%	33%	42%	63%	50%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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Index Providers

NASDAQ OMX Group, Inc. is the Index Provider for PowerShares Buyback AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio. NASDAQ OMX Group, Inc. is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with NASDAQ OMX Group, Inc. to use the Underlying Indexes of these Funds. The Funds are entitled to use their respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Wells Fargo is the Index Provider for PowerShares Financial Preferred Portfolio. Wells Fargo® Hybrid & Preferred Securities Financial Index is a service mark of Wells Fargo & Company and has been licensed for use by the Adviser. PowerShares Financial Preferred Portfolio is not sponsored, issued or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or their subsidiaries and affiliates (collectively, “Wells Fargo”) and Wells Fargo makes no representation regarding the advisability of investing PowerShares Financial Preferred Portfolio. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

NYSE Arca serves as the calculation agent for the Wells Fargo® Hybrid & Preferred Securities Financial Index. NYSE Arca develops, calculates and maintains its own proprietary indices and serves as the calculation agent for third-party indices. NYSE Arca publishes index values to market data vendors use the NYSE Euronext Global Index Fund (GIF). The more than 200 index values that NYSE Arca currently calculates are used as benchmarks, or to support the trading of exchange traded funds, index options and other structured products listed on NYSE Arca. NYSE Arca announces index changes (additions, deletions, share changes, price adjustments, rebalances, etc.) as early as practicable prior to the effectiveness of the change or scheduled event. Such announcements currently are available on the Indexes Daily List at www.nyxdata.com.

No entity that creates, compiles, sponsors or maintains the Underlying Indexes is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Set forth below is a list of each Fund and the Underlying Index upon which it is based:

Fund	Underlying Index
PowerShares Buyback AchieversTM Portfolio	NASDAQ US BuyBack AchieversTM Index
PowerShares Dividend AchieversTM Portfolio	NASDAQ US Broad Dividend AchieversTM Index
PowerShares Financial Preferred Portfolio	Wells Fargo® Hybrid & Preferred Securities Financial Index

Fund	Underlying Index
PowerShares High Yield Equity Dividend AchieversTM Portfolio	NASDAQ US Dividend AchieversTM 50 Index
PowerShares International Dividend AchieversTM Portfolio	NASDAQ International Dividend AchieversTM Index

Disclaimers

The NASDAQ US Buyback AchieversTM Index, NASDAQ US Broad Dividend AchieversTM Index, NASDAQ US Dividend AchieversTM 50 Index, and NASDAQ International Dividend AchieversTM Index are trademarks of NASDAQ OMX Group, Inc. and have been licensed for use for certain purposes by the Adviser. The Wells Fargo® Hybrid & Preferred Securities Financial Index is a service mark of Wells Fargo & Company and has been licensed for use by the Adviser.

PowerShares Buyback AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio are not sponsored, endorsed, sold or promoted by the NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, these Funds. The Corporations make no representation or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the each Fund’s respective Underlying Index to track general stock market performance. The Corporations’ only relationship to the Adviser is in the licensing of the trade/service marks of NASDAQ®, and each Underlying Index, and certain trade names of the Corporations and the use of each Underlying Index, which is determined, composed and calculated by NASDAQ OMX without regard to the Adviser or the Funds. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating each Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of each Fund to be issued or in the determination or calculation of the equation by which that Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds. “NASDAQ®” is a registered trademark and is used under license.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF A FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO

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EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares Financial Preferred Portfolio is not sponsored, issued or advised by Wells Fargo. Wells Fargo makes no representation or warranty, express or implied, to Fund investors or any member of the public regarding the performance of the Fund’s Underlying Index or this Fund or the ability of any data supplied by Wells Fargo to track the performance of the securities referenced by the Fund’s Underlying Index. Wells Fargo’s only relationship to the Adviser is the licensing of certain trademarks and trade names of Wells Fargo and of the data supplied by Wells Fargo that is determined, composed and calculated by Wells Fargo without regard to this Fund or its common Shares. Wells Fargo has no obligation to take the needs of the Fund into consideration when determining, composing or calculating the data. Wells Fargo has no obligation or liability in connection with the administration, marketing or trading of this Fund.

WELLS FARGO DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER AND POWERSHARES FINANCIAL PREFERRED PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WELLS FARGO HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NYSE Arca, which acts as calculation agent for the Wells Fargo® Hybrid & Preferred Securities Financial Index, is not affiliated with the Adviser or Wells Fargo and does not approve, endorse, review or recommend PowerShares Financial Preferred Portfolio; PowerShares Financial Preferred Portfolio is based on the Wells Fargo® Hybrid & Preferred Securities Financial Index, and the value of such Index is derived from sources deemed reliable, but NYSE Arca and its suppliers do not guarantee the correctness or completeness of the Index, its values or other information furnished in connection with the Index.

NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE INDEX, TRADING BASED ON THE INDEX, OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE TRADING OF POWERSHARES FINANCIAL PREFERRED PORTFOLIO, OR FOR ANY OTHER USE. WELLS FARGO AND NYSE ARCA MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, recalculations, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters is available at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of a Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If a Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after

36

placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, Funds and Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds’ investments also is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or

Semi-Annual Report free of charge, or to make shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time

Write:	PowerShares Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173

Visit:	www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street, N.E. in Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21265.

37

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PowerShares Exchange-Traded Fund Trust		P-PS-PRO-1
3500 Lacey Road, Suite 700 Downers Grove, Illinois 60615
www.InvescoPowerShares.com 800.983.0903	@PowerShares

Prospectus	August 30, 2013

PowerShares Exchange-Traded Fund Trust

PPA	PowerShares Aerospace & Defense Portfolio	NYSE Arca, Inc.

PZD	PowerShares CleantechTM Portfolio	NYSE Arca, Inc.

PDP	PowerShares DWA Technical LeadersTM Portfolio	NYSE Arca, Inc.

PSP	PowerShares Global Listed Private Equity Portfolio	NYSE Arca, Inc.

PGJ	PowerShares Golden Dragon China Portfolio	NYSE Arca, Inc.

PXN	PowerShares Lux Nanotech Portfolio	NYSE Arca, Inc.

PBP	PowerShares S&P 500 BuyWrite Portfolio	NYSE Arca, Inc.

SPHQ	PowerShares S&P 500® High Quality Portfolio	NYSE Arca, Inc.

PHO	PowerShares Water Resources Portfolio	NYSE Arca, Inc.

PBW	PowerShares WilderHill Clean Energy Portfolio	NYSE Arca, Inc.

PUW	PowerShares WilderHill Progressive Energy Portfolio	NYSE Arca, Inc.

The U.S. Securities and Exchange Commision (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2

PPA	PowerShares Aerospace & Defense Portfolio

Summary Information

Investment Objective

The PowerShares Aerospace & Defense Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the SPADETM Defense Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses(1)	0.29%
Total Annual Fund Operating Expenses(1)	0.79%
Fee Waivers and Expense Assumption(2)	0.13%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.66%

(1)	Other Expenses and Total Annual Fund Operating Expenses in the table above have been restated to reflect current fees.
(2)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$67	$239	$426	$966

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 17% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

3

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of aerospace and defense companies that comprise the Underlying Index. As of June 18, 2013, the Underlying Index was composed of common stocks of 48 U.S. companies whose shares are listed on the New York Stock Exchange (“NYSE”), NYSE MKT or the NASDAQ Stock Market, LLC (“NASDAQ”). These companies are engaged principally in the research, development, manufacture, operation and support of defense, military, homeland security and space operations. These may include, for example, companies that provide the following products or services: defense electronics, aircraft, naval vessels, missiles, spacecraft and launch vehicles, ground vehicles, communications, sensors, information technology and network centric warfare, unmanned vehicles, satellite-based services and ground-based equipment and electronics, products or services. Strictly in accordance with its guidelines and mandated procedures, ISBC, LLC (“ISBC” or the “Index Provider”) identifies common stocks for the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Aerospace and Defense Industry Concentration Risk. Government aerospace and defense regulation and spending policies can significantly affect the aerospace and defense industry because many companies involved in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services. There are significant inherent risks in contracting with the U.S. Government that could have a material adverse effect on the business, financial condition and results of operations of industry participants.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the

Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the

4

Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 18.54%.

Best Quarter	Worst Quarter
18.14% (2nd Quarter 2009)	(19.28)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/26/05)
Return Before Taxes	17.85%	(0.26)%	5.91%
Return After Taxes on Distributions	17.46%	(0.45)%	5.75%
Return After Taxes on Distributions and Sale of Fund Shares	12.08%	(0.25)%	5.12%
SPADETM Defense Index (reflects no deduction for fees, expenses or taxes)	18.62%	0.41%	6.60%
S&P Composite Aerospace & Defense Index (reflects no deduction for fees, expenses or taxes)	14.54%	1.73%	8.32%
Dow Jones U.S. Aerospace and Defense Index (reflects no deduction for fees, expenses or taxes)	14.53%	1.86%	N/A
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.75%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 38 of the Prospectus.

5

PZD	PowerShares CleantechTM Portfolio

Summary Information

Investment Objective

The PowerShares CleantechTM Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of The Cleantech IndexTM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.76%
Fee Waivers and Expense Assumption(1)	0.09%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.67%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$68	$234	$414	$934

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 22% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

6

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in stocks of cleantech companies that comprise the Underlying Index and American depositary receipts (“ADRs”) based on the stocks in the Underlying Index. The Fund anticipates that the majority of its investment will be in the securities that comprise the Underlying Index. The Underlying Index is a modified equally weighted index currently comprised of stocks of publicly traded cleantech companies and ADRs on such stocks. Strictly in accordance with its guidelines and mandated procedures, Cleantech Indices LLC (“Cleantech” or the “Index Provider”) identifies the securities comprising the Underlying Index. Cleantech considers a company to be a cleantech company when it derives at least 50% of its revenues or operating profits from cleantech businesses, which are defined as: businesses that provide knowledge-based products (or services) that add economic value by reducing cost and raising productivity and/or product performance, while reducing the consumption of resources and the negative impact on the environment and public health. The Underlying Index focuses on companies that are leaders in the innovation and commercial deployment of cleantech products across a broad range of industries, including, but not limited to, alternative energy, energy efficiency and transmission, air and water purification, advanced materials, eco-friendly agriculture, transportation, manufacturing efficiency, recycling and pollution prevention.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Cleantech Sector Risk. There are risks in investing in the cleantech sector, including the risks of focusing investments in the water, energy and environmental sectors. Adverse developments in the water, energy and environmental sectors may significantly affect the value of the Shares. Companies involved in the water sector are subject to tax and price fluctuations and competition. Securities of companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, the success of project development and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, may adversely affect the Fund’s performance.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a

7

security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 10.18%.

Best Quarter	Worst Quarter
28.40% (2nd Quarter 2009)	(32.57)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/24/06)
Return Before Taxes	8.54%	(7.84)%	(0.65)%
Return After Taxes on Distributions	8.36%	(7.90)%	(0.70)%
Return After Taxes on Distributions and Sale of Fund Shares	5.77%	(6.49)%	(0.55)%
Cleantech IndexTM (reflects no deduction for fees, expenses or taxes)	7.29%	(8.43)%	(1.11)%
NASDAQ Composite Index (reflects no deduction for fees, expenses or taxes)	15.91%	2.63%	4.17%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.77%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

8

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2013
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Fund Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 38 of the Prospectus.

9

PDP	PowerShares DWA Technical LeadersTM Portfolio

Summary Information

Investment Objective

The PowerShares DWA Technical LeadersTM Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright Technical LeadersTM Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.17%
Acquired Fund Fees and Expenses(1)	0.07%
Total Annual Fund Operating Expenses	0.74%

(1)	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 66% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. As of June 30, 2013, the Underlying Index was comprised of common stocks of approximately 100 U.S. companies from a broad mid- and large-capitalization universe. Strictly in accordance with its guidelines and mandated procedures, Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) includes common stocks pursuant to a proprietary selection methodology that is designed to

10

identify companies that demonstrate powerful relative strength characteristics. The Index Provider bases the relative strength characteristics on each security’s market performance.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving, and, as a result, may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

11

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 12.18%.

Best Quarter	Worst Quarter
22.37% (3rd Quarter 2009)	(24.93)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (03/01/07)
Return Before Taxes	17.90%	0.86%	3.05%
Return After Taxes on Distributions	17.75%	0.80%	2.99%
Return After Taxes on Distributions and Sale of Fund Shares	11.83%	0.72%	2.61%
Dorsey Wright Technical LeadersTM Index (reflects no deduction for fees, expenses or taxes)	17.19%	0.70%	2.91%
S&P 500® Growth Index (reflects no deduction for fees, expenses or taxes)	14.61%	3.39%	4.70%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.21%	3.15%	4.55%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.48%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Joshua Betts	Vice President and Portfolio Manager of the Adviser	April 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 38 of the Prospectus.

12

PSP	PowerShares Global Listed Private Equity Portfolio

Summary Information

Investment Objective

The PowerShares Global Listed Private Equity Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Red Rocks Global Listed Private Equity Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.20%
Acquired Fund Fees and Expenses(1)	1.49%
Total Annual Fund Operating Expenses	2.19%

(1)	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$222	$685	$1,175	$2,524

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 53% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities (including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”)) that comprise the Underlying Index. The Underlying Index is composed of securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies (“BDCs”), master limited partnerships (“MLPs”) and other vehicles that are listed on a nationally recognized exchange, all of whose principal businesses are to invest in, lend capital to, or

13

provide services to privately held companies (collectively, “listed private equity companies”). Strictly in accordance with its guidelines and mandated procedures, Red Rocks Capital LLC (“Red Rocks” or the “Index Provider”) includes securities in the Underlying Index pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Risk of Investing in Listed Private Equity Companies. There are certain risks inherent in investing in listed private equity companies, which encompass BDCs and other financial institutions or vehicles whose principal business is to invest in and lend capital to, or provide services to privately held companies. The Investment Company Act of 1940, as amended (the “1940 Act”), imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies.

Foreign Securities Risk. Since the Underlying Index may include ADRs and GDRs, the Fund’s investments involve risks of investing in foreign securities in addition to the risks associated with domestic securities. In general, foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies, and therefore, not all material information regarding these companies will be available.

Restrictions on Investments. A significant portion of the Underlying Index is composed of BDCs or other investment companies. The Fund may not acquire greater than 3% of the total outstanding shares of such companies. As a result, this limitation could inhibit the Fund’s ability to purchase certain of the securities in the Underlying Index in the proportions represented in the Underlying Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.

Risks of Investing in MLP Units. An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and whose partnership interests or “units” are traded on securities exchanges like shares of corporate stock. An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Investments in MLPs units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights and (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

14

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 12.96%.

Best Quarter	Worst Quarter
34.74% (2nd Quarter 2009)	(54.25)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/24/06)
Return Before Taxes	28.42%	(9.99)%	(9.30)%
Return After Taxes on Distributions	27.51%	(11.09)%	(10.32)%
Return After Taxes on Distributions and Sale of Fund Shares	18.84%	(8.59)%	(7.82)%
Red Rocks Global Listed Private Equity Index(1) (reflects no deduction for fees, expenses or taxes)	29.71%	(5.29)%	N/A
Blended—Red Rocks Global Listed Private Equity Index(2) (reflects no deduction for fees, expenses or taxes)	29.71%	(6.40)%	(6.38)%
S&P 500® Financials Sector Index (reflects no deduction for fees, expenses or taxes)	28.81%	(8.90)%	(9.60)%

(1)	Effective September 30, 2009, PowerShares Global Listed Private Equity Portfolio changed its underlying index to the Red Rocks Global Listed Private Equity Index. Prior to September 30, 2009, the Fund’s original underlying index was the Red Rocks Capital Listed Private Equity Index. “Since Inception” performance for the Red Rocks Global Listed Private Equity Index is not available because that Index did not commence calculation and publication until September 28, 2007.
(2)	The data included as “Blended – Red Rocks Global Listed Private Equity Index” is comprised of the Listed Private Equity Index from October 24, 2006, the Fund’s inception, until September 30, 2009, followed by the performance of the Red Rocks Global Listed Private Equity Index from September 30, 2009 through December 31, 2012.

15

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and President of the Trust	June 2007
Brian McGreal	Vice President and Portfolio Manager of the Adviser	September 2009
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2013
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 38 of the Prospectus.

16

PGJ	PowerShares Golden Dragon China Portfolio

Summary Information

Investment Objective

The PowerShares Golden Dragon China Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ Golden Dragon China Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.75%
Fee Waivers and Expense Assumption(1)	0.05%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.70%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$72	$235	$412	$926

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 63% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

17

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in equity securities of companies deriving a majority of their revenues from the People’s Republic of China and that comprise the Underlying Index. The Underlying Index is composed of securities of U.S. exchange-listed companies that are headquartered or incorporated in the People’s Republic of China. Strictly in accordance with its guidelines and mandated procedures, The NASDAQ OMX Group, Inc. (“NASDAQ OMX” or the “Index Provider”) includes securities in the Underlying Index to provide access to the unique economic opportunities taking place in China while still providing investors with the transparency offered with U.S.-exchange listed securities. Securities in the Underlying Index have a minimum market capitalization of $100 million and a minimum three-month average daily dollar trading volume of $250,000, and may include common stocks, ordinary shares, American depositary receipts (“ADRs”), shares of beneficial interest, limited partnership interests or tracking stocks.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

China Exposure Risk. The value of securities of companies that derive the majority of their revenues from China is likely to be more volatile than that of other issuers. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment. The Chinese central government historically has exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Actions of the Chinese government authorities continue to have a substantial effect on economic conditions in China. It is difficult for non-Chinese investors to directly access securities in China because of investment and trading restrictions. These limitations and restrictions may impact the availability, liquidity, and pricing of certain securities.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

18

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 10.10%.

Best Quarter	Worst Quarter
41.95% (2nd Quarter 2009)	(26.75)% (1st Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/09/04)
Return Before Taxes	0.13%	(9.66)%	4.81%
Return After Taxes on Distributions	(0.34)%	(9.82)%	4.64%
Return After Taxes on Distributions and Sale of Fund Shares	0.44%	(7.90)%	4.21%
NASDAQ Golden Dragon China Index (reflects no deduction for fees, expenses or taxes)	(0.23)%	(9.34)%	5.35%
MSCI China Index (reflects no deduction for fees, expenses or taxes)	22.75%	(3.51)%	14.88%
FTSE/Xinhua China 25 Index (reflects no deduction for fees, expenses or taxes)	18.31%	(4.58)%	12.76%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.44%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Joshua Betts	Vice President and Portfolio Manager of the Adviser	April 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 38 of the Prospectus.

19

PXN	PowerShares Lux Nanotech Portfolio

Summary Information

Investment Objective

The PowerShares Lux Nanotech Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Lux Nanotech IndexTM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.64%
Acquired Fund Fees and Expenses(1)	0.28%
Total Annual Fund Operating Expenses	1.42%
Fee Waivers and Expense Assumption(2)	0.44%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.98%

(1)	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
(2)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$100	$406	$734	$1,664

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent

20

fiscal year, the Fund’s portfolio turnover was 30% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of nanotechnology companies. A nanotechnology company focuses on the development and use of devices that are only a few nanometers in size that comprise the Underlying Index. The Underlying Index is a modified equal dollar weighted index that, as of June 30, 2013, was composed of stocks of approximately 21 publicly traded companies in the nanotechnology field. Strictly in accordance with its guidelines and mandated procedures, Lux Research, Inc. (“Lux Research” or the “Index Provider”) includes companies in the Underlying Index that are in the nanotechnology field and are involved with funding nanotechnology development, developing nanotechnology applications, manufacturing goods that incorporate those applications and/or supplying tools and instrumentation to nanotechnology researchers.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Nanotechnology Industry Concentration Risk. Small technology companies are especially risky. These companies may be less experienced, with limited product lines, markets or financial resources. Consequently, these companies are subject to scientific, technological and commercialization risks. These securities have a significantly greater risk of loss than traditional investment securities due to the speculative nature of these investments. Technology companies generally are subject to the risk of rapidly changing technologies, a limited product life span due to the frequent introduction of new or improved products, as well as cyclical market patterns and evolving industry standards. Technology companies also face the risk of losing patent, copyright and trademark protections.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the NAV.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

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Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 12.25%.

Best Quarter	Worst Quarter
23.17% (2nd Quarter 2009)	(38.74)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/26/05)
Return Before Taxes	0.29%	(17.14)%	(11.95)%
Return After Taxes on Distributions	(0.04)%	(17.21)%	(12.01)%
Return After Taxes on Distributions and Sale of Fund Shares	0.39%	(13.59)%	(9.43)%
Lux Nanotech IndexTM (reflects no deduction for fees, expenses or taxes)	(1.40)%	(18.26)%	(13.00)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes	16.00%	1.66%	4.75%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 38 of the Prospectus.

22

PBP	PowerShares S&P 500 BuyWrite Portfolio

Summary Information

Investment Objective

The PowerShares S&P 500 BuyWrite Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the CBOE S&P 500 BuyWrite IndexTM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 22% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities that comprise the Underlying Index and will write (sell) call options thereon. The Underlying Index measures total returns of a theoretical portfolio that includes S&P 500 Index stocks on which S&P 500 Index call options are written (sold) systematically against the portfolio through a “buy-write” strategy. A “buy-write,” also called a covered call, generally is considered an investment strategy in which an investor buys a stock or basket of stocks, and sells call options that correspond to the stock or basket of stocks. In return for a premium, the Fund gives the right to the purchaser of the option written by the Fund to receive a cash payment equal to the difference between the value of the S&P 500 Index and the exercise price, if the value on the expiration date is above the exercise price. In addition, covered call options partially hedge against a decline in the price of the securities on which they are

23

written to the extent of the premium the Fund receives. The Fund will write options that are traded on national securities exchanges. Strictly in accordance with its guidelines and mandated procedures, the Chicago Board Options Exchange (the “CBOE” or the “Index Provider”) calculates the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Writing Covered Call Option Risk. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the holdings in the S&P 500 Index above the exercise prices of the written options, but will continue to bear the risk of declines in the value of the holdings in the S&P 500 Index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the underlying securities will be limited while the option is in effect unless the Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

U.S. Federal Income Tax Risk. Due to its investment strategy and certain U.S. federal income tax elections, the Fund expects to account for gains or losses on its investments on a daily mark-to-market basis for federal income tax purposes. Generally, the mark-to-market gains and losses from the stock positions will be compared with the mark-to-market gains or losses from the call options on a daily basis. To the extent that there is more gain or loss from the stock positions, the Fund will have short term capital gain, which generally is taxed like ordinary income, or short term capital loss. To the extent there is more gain or loss from the call options, such gain will be 60% long term capital gain or loss and 40% short term capital gain. These rules also impose limits on the total percentage of gain for the tax year that can be characterized as long term capital gain and the percentage of loss for the tax year that can be characterized as short term capital loss. As a result of its investment strategy, the Fund will not be able to designate a portion of its dividends as being eligible for lower rates of tax in the hands of non-corporate shareholders (dividends that are commonly referred to as “qualified dividend income”) or as being eligible for the dividends received deduction when received by certain corporate shareholders. For these reasons, a significant portion of income received from the Fund may be subject to tax at greater rates than would apply if the Fund were engaged in a different investment strategy. You should consult your tax advisors as to the tax consequences of acquiring, owning and disposing of shares in the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the

24

Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Large Capitalization Company Risk. Returns on investments in securities of large capitalization U.S. companies could trail the returns on investments in stocks of smaller companies.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 4.46%.

Best Quarter	Worst Quarter
15.92% (4th Quarter 2011)	(21.81)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/20/07)
Return Before Taxes	4.37%	0.11%	0.35%
Return After Taxes on Distributions	2.98%	(1.55)%	(1.30)%
Return After Taxes on Distributions and Sale of Fund Shares	2.99%	(0.82)%	(0.62)%
CBOE S&P 500 BuyWrite IndexTM (reflects no deduction for fees, expenses or taxes)	5.20%	1.13%	1.20%
S&P 500® Index (reflects no deduction for fees, expenses or taxes	16.00%	1.66%	1.78%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since Inception
Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 38 of the Prospectus.

25

SPHQ	PowerShares S&P 500® High Quality Portfolio

Summary Information

Investment Objective

The PowerShares S&P 500® High Quality Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® High Quality Rankings Index* (the “Underlying Index”).

*

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by Invesco PowerShares Capital Management LLC (the “Adviser”). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s or its Affiliates, and Standard & Poor’s and its Affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.29%
Other Expenses	0.14%
Total Annual Fund Operating Expenses(1)	0.43%
Fee Waivers and Expense Assumption(2)	0.14%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.29%

(1)	The Adviser has reduced contractually the Fund’s management fee from 0.50% to 0.29%. Management Fees and Total Annual Fund Operating Expenses in the table above have been restated to reflect current fees.
(2)	The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.29% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$30	$124	$227	$529

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent

26

fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities that comprise the Underlying Index. The Underlying Index is designed to provide exposure to the constituents of the S&P 500® Index that S&P Quality Rankings identifies as high quality stocks. Quality Rankings reflect the long-term growth and stability of a company’s earnings and dividends. Stocks with a Quality Ranking of A- or above comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, S&P Quality Rankings assigns stocks Quality Rank Scores from 1 to 3, with a higher Quality Ranking leading to a higher Quality Rank Score.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

27

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 14.52%.

Best Quarter	Worst Quarter
12.18% (3rd Quarter 2010)	(28.01)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/06/05)
Return Before Taxes	14.62%	(2.34)%	0.89%
Return After Taxes on Distributions	14.28%	(2.48)%	0.78%
Return After Taxes on Distributions and Sale of Fund Shares	9.94%	(1.99)%	0.75%
S&P 500® High Quality Rankings Index(1) (reflects no deduction for fees, expenses or taxes)	15.18%	N/A	N/A
Blended—S&P 500® High Quality Rankings Index(2) (reflects no deduction for fees, expense or taxes)	15.18%	(1.87)%	1.16%
S&P 500 Growth Index (reflects no deduction for fees, expenses or taxes)	14.61%	3.39%	5.01%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes	15.21%	3.15%	4.91%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	3.92%

(1)

Effective June 30, 2010, the PowerShares S&P 500® High Quality Portfolio changed its underlying index to the S&P 500® High Quality Rankings Index. “5 Years” and “Since Inception” returns for this Index are not available.

(2)

The data known as “Blended—S&P 500 High Quality Rankings Index” is comprised of the performance of the Value Line Timeliness Select Index from Fund inception through the conversion date, June 29, 2010, followed by the performance of the S&P 500® High Quality Rankings Index starting at June 30, 2010 and through December 31, 2012.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes please turn to “Summary Information about Purchases and Sales and Taxes” on page 38 of the Prospectus.

28

PHO	PowerShares Water Resources Portfolio

Summary Information

Investment Objective

The PowerShares Water Resources Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX US Water IndexSM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.62%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 31% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks and American depositary receipts (“ADRs”) of companies in the water industry that comprise the Underlying Index. The Underlying Index seeks to track the performance of U.S. exchange-listed companies that create products designed to conserve and purify water for homes, businesses and industries. The Underlying Index was created by, and is a trademark of, The NASDAQ OMX Group, Inc. (“NASDAQ OMX” or the “Index Provider”). The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

29

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Risk of Concentrating in the Water Industry. Adverse developments in the water industry may significantly affect the value of the Shares of the Fund. Companies involved in the water industry are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation.

Foreign Securities Risk. Since the Underlying Index may include ADRs, the Fund’s investments involve risks of investing in foreign securities that are in addition to the risks associated with domestic securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies, and therefore, not all material information regarding these companies will be available.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying

Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how

30

the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 6.71%.

Best Quarter	Worst Quarter
22.20% (2nd Quarter 2009)	(22.23)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/06/05)
Return Before Taxes	24.06%	(0.03)%	5.10%
Return After Taxes on Distributions	23.88%	(0.13)%	5.00%
Return After Taxes on Distributions and Sale of Fund Shares	15.84%	(0.04)%	4.41%
NASDAQ OMX US Water IndexSM(1) (reflects no deduction for fees, expenses or taxes)	29.55%	N/A	N/A
ISE Water Index (reflects no deduction for fees, expenses or taxes)	25.61%	3.03%	7.78%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	3.92%
Blended—NASDAQ OMX US Water IndexSM(2) (reflects no deduction for fees, expenses or taxes)	25.24%	1.20%	6.55%
(1)

Prior to March 1, 2012, the Fund sought to replicate, before fees and expenses, the performance of the Palisades Water Index. Effective March 1, 2012, the Fund seeks to replicate, before fees and expenses, the performance of the NASDAQ OMX US Water IndexSM. “5 Years” and “Since Inception” performance for the NASDAQ OMX US Water IndexSM is not available because that Index did not commence calculation and publication until July 27, 2011.

(2)

The data included as “Blended—NASDAQ OMX US Water IndexSM” is comprised of the Palisades Water Index from December 6, 2005, the Fund’s inception, until March 1, 2012, followed by the performance of the NASDAQ OMX US Water IndexSM from March 1, 2012 through December 31, 2012.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Brian McGreal	Vice President and Portfolio Manager of the Adviser	April 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 38 of the Prospectus.

31

PBW	PowerShares WilderHill Clean Energy Portfolio

Summary Information

Investment Objective

The PowerShares WilderHill Clean Energy Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill Clean Energy Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses(1)	0.34%
Total Annual Fund Operating Expenses(1)	0.84%
Fee Waivers and Expense Assumption(2)	0.14%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.70%

(1)	Other Expenses and Total Annual Fund Operating Expenses in the table above have been restated to reflect current fees.
(2)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Funds Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$72	$254	$452	$1,024

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 52% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

32

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies engaged in the business of the advancement of cleaner energy and conservation that comprise the Underlying Index. As of the date of this Prospectus, the Underlying Index was comprised of the stocks of approximately 56 companies that are publicly traded in the United States, and that WilderHill (the “Index Provider”) believes will substantially benefit from a societal transition toward the use of cleaner energy and conservation. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes stocks in the Underlying Index based on its evaluation. At its discretion, the Index Provider reviews the Underlying Index’s components stocks quarterly or more often.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Clean Energy Industry Concentration Risk. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect the clean energy industry. In addition, intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts can significantly affect the clean energy industry. Risks associated with hazardous materials, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations can significantly affect this industry. Also, supply and demand for specific products or services, the supply and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions may affect this industry. Currently, certain valuation methods used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded publicly, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small

33

and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 33.25%.

Best Quarter	Worst Quarter
31.54% (1st Quarter 2006)	(41.88)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (03/03/05)
Return Before Taxes	(16.87)%	(31.02)%	(15.10)%
Return After Taxes on Distributions	(17.73)%	(31.20)%	(15.25)%
Return After Taxes on Distributions and Sale of Fund Shares	(10.74)%	(22.35)%	(11.47)%
WilderHill Clean Energy Index (reflects no deduction for fees, expenses or taxes)	(18.12)%	(31.47)%	(15.62)%
NASDAQ Composite Index (reflects no deduction for fees, expenses or taxes)	15.91%	2.63%	5.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes	16.00%	1.66%	4.28%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Brian McGreal	Vice President and Portfolio Manager of the Adviser	April 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 38 of the Prospectus.

34

PUW	PowerShares WilderHill Progressive Energy Portfolio

Summary Information

Investment Objective

The PowerShares WilderHill Progressive Energy Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill Progressive Energy Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	0.87%
Fee Waivers and Expense Assumption(1)	0.17%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.70%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$72	$261	$466	$1,057

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 32% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies engaged principally in the progressive energy business that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, Progressive Energy Index LLC (“Progressive Energy Index” or the “Index Provider”) includes the companies in the Underlying Index pursuant to a proprietary selection methodology. As of the date of this Prospectus, the Underlying Index was composed of common stocks of approximately 52 companies that are publicly traded in the United States and engaged in a business or businesses that the Index Provider believes may substantially benefit from a societal shift toward the transitional energy technologies significant in improving the use of fossil fuels and nuclear power. The Index Provider includes stocks based on its evaluation. At its discretion, the Index Provider reviews the Underlying Index component stocks quarterly, or more often.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending can significantly affect companies in the energy sector. Changes in government regulation, world events and economic conditions can affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact on the Fund’s portfolio securities and the performance of the Fund. The nuclear power plant catastrophe in Japan in March 2011 may have short-term and long-term effects on the nuclear energy industry, the extent of which are unknown. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

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The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 6.49%.

Best Quarter	Worst Quarter
31.96% (2nd Quarter 2009)	(32.63)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/24/06)
Return Before Taxes	14.97%	(2.24)%	1.12%
Return After Taxes on Distributions	14.85%	(2.33)%	1.03%
Return After Taxes on Distributions and Sale of Fund Shares	9.90%	(1.90)%	0.95%
WilderHill Progressive Energy Index (reflects no deduction for fees, expenses or taxes)	16.19%	(1.31)%	2.00%
NASDAQ Composite Index (reflects no deduction for fees, expenses or taxes)	15.91%	2.63%	4.17%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.77%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Brian McGreal	Vice President and Portfolio Manager of the Adviser	April 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 38 of the Prospectus.

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Summary Information About Purchases and Sales and Taxes

Purchase and Sale of Shares

Each Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

Individual Shares of the Funds may be purchased and sold only on a national securities exchange through brokers. Shares of the Funds are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares of each Fund will trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Each Fund’s distributions generally will be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

Each Fund generally will invest at least 90% of its total assets in securities that comprise its respective Underlying Index. Each Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of its Underlying Index. The Adviser seeks correlation over time of 0.95 or better between a Fund’s performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns. Because each Fund uses an indexing approach to try to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each Fund generally invests in all of the securities comprising its Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its Underlying Index.

There also may be instances in which the Adviser may choose to (i) overweight a security in the Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index. Each Fund may sell securities included in an Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about the construction of each Fund’s Underlying Index is set forth below.

SPADE® Defense Index

The Underlying Index for PowerShares Aerospace & Defense Portfolio is a modified market capitalization weighted index composed of publicly traded companies. The Underlying Index seeks to measure the performance of securities in the defense, military, homeland security and space marketplace. The Underlying Index includes companies that are involved with the development, manufacture, operation and support of U.S. defense, military, homeland security and space operations listed on the NYSE, NYSE MKT or quoted on the NASDAQ. Strictly in accordance with its guidelines and mandated procedures, the Index Provider identifies stocks for the Underlying Index that meet the following eligibility criteria:

(a)	Maintain a minimum $100 million market valuation during the 25 days preceding the initial inclusion date.

(b)	Maintain a minimum $5.00 daily sale price during the 25 days preceding the initial inclusion date.

(c)	Have a minimum average daily trading volume over the preceding 25 days prior to the inclusion date of 50,000 shares.

(d)	Have a quarterly sales/revenue/turnover of at least $10 million for the prior two announced quarters preceding its inclusion.

ISBC may at any time, and from time to time, change the number of issues comprising the Underlying Index by adding or deleting one or more components, or replace one or more issues contained in the Underlying Index with one or more substitute stocks of its choice, if in ISBC’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the industry groups to which the Underlying Index relates.

ISBC calculates the Underlying Index using a modified market capitalization weighting methodology. The Index Provider modifies the market capitalization weights to conform to asset diversification rules, which it applies in conjunction with the scheduled quarterly updates to the Underlying Index.

Changes to the Underlying Index composition and/or the component share weights in the Underlying Index typically take effect after the close of trading on the next to last business day of each calendar quarter month (“Rebalance Date”). The Index Provider will determine and announce the components and weights at the close of trading two days prior to the Rebalance Date. In conjunction with the quarterly review, ISBC updates the share weights used in the calculation of the Underlying Index based upon current shares outstanding and prices as of the close of trading two busi-

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ness days prior to the Rebalance Date. The share weight of each component in the Underlying Index portfolio remains fixed between quarterly reviews except in the event of certain types of corporate actions such as splits, reverse splits, stock dividends or similar events.

In the event of a merger between two components, the Index Provider may adjust the share weight of the surviving entity to account for any shares issued in the acquisition. ISBC may substitute components or change the number of issues included in the Underlying Index, based on changing conditions in the industry or in the event of certain types of corporate actions, including mergers, acquisitions, spin-offs and reorganizations. In the event of component or share weight changes to the Underlying Index portfolio, the payment of dividends other than ordinary cash dividends, spin-offs, rights offerings, re-capitalizations or other corporate actions affecting a component of the Underlying Index, the Index Provider may adjust the Underlying Index divisor to ensure that there are no changes to the Underlying Index level as a result of non-market forces. For changes in a component’s shares outstanding greater than 5% due to a merger, acquisition or spin-off, the Index Provider will make an adjustment effective after the close on the effective date of the corporate action. The Index Provider makes share changes less than 5% during the scheduled quarterly updates to the Underlying Index.

Typically, the Underlying Index will remove component stocks under the following conditions at the time of rebalancing:

(a)	Total market capitalization falls below $75 million for 25 consecutive trading days.

(b)	No longer maintains adequate liquidity.

(c)	Last-reported sale price falls below $3.00 per share.

The above requirements notwithstanding, ISBC reserves the authority to remove one or more component stocks at any time if it believes such stocks no longer provide adequate representation of the sector or no longer maintain the quality and/or character of the Underlying Index.

Rebalancing will occur during the months of March, June, September and December, during which time ISBC will review component stocks of the Underlying Index to determine their ongoing eligibility and add new companies that meet the criteria for inclusion.

Whenever practical, ISBC will pre-announce stock additions and/or deletions as well as certain Underlying Index share weight changes at least two trading days before making such changes effective – either via www.nyxdata.com, broadcast email or press release. Rebalancing will become effective on the next to last business day in March, June, September and December.

The Cleantech IndexTM

The Underlying Index for PowerShares CleantechTM Portfolio is reconstituted and rebalanced quarterly. Updates to the Underlying Index’s composition typically take effect after the close of trading on NYSE Arca on the next to last business day of each calendar quarter month (“Rebalance Date”). The Index Provider determines and announces the components and weights at the close of trad-

ing two days prior to the Rebalance Date. Strictly in accordance with its guidelines and mandated procedures, the Index Provider identifies stocks for the Underlying Index that meet the following eligibility criteria:

(a)	Derive at least 50% of revenue or operating profits from cleantech businesses.

(b)	Maintain a three-month average market capitalization of at least $200 million.

(c)	Maintain a one-month average floated market capitalization of at least $150 million.

(d)	Maintain a listing on a securities exchange (securities traded on the bulletin board or over-the-counter are excluded from the Underlying Index).

(e)	Have a minimum average trading value of at least $200,000 per trading day for the trailing three-month period. The Index Provider may count aggregated trading volume for securities that trade on multiple exchanges.

Pursuant to a proprietary methodology, the Index Provider further screens securities that meet the selection criteria. These screens include, but are not limited to, profitability, earnings growth and quality, business strategy, industry leadership and position, sector redundancy, intellectual property, impact on the environment, management quality, solvency, existing litigation and governance issues.

To maintain inclusion in the Underlying Index, as of the calculation date for each quarterly rebalance, companies must:

(a)	Have a ten-day average floated market capitalization of at least $150 million.

(b)	For U.S. domiciled companies, be quoted on a major securities exchange.

(c)	Meet the proprietary screening criteria discussed above.

In general, the Underlying Index equally weights its component securities within several bands based upon their market capitalization. Below a certain threshold, the Index Provider determines the bands based upon floated market capitalization. In computing the Underlying Index, pursuant to its proprietary rules based methodology, the Index Provider will reduce the weightings of securities with lower market liquidity, securities of issuers that have yet to achieve positive annual earnings and securities of issuers that have had two or more years without profitability. In determining the weighting of securities in the Underlying Index, the Index Provider will consider several key variables, including: market capitalization, dollar-weighted trading volume and relative liquidity, floated capitalization, types of shares, current and past profitability, consensus analyst estimates of expected time to annual profitability and maximum Underlying Index weight constraints. Upon rebalancing, securities of issuers that have yet to achieve positive annual earnings may not, in the aggregate, account for more than 8% of the weight of the Underlying Index and no individual security may account for more than 6% of the weight of the Underlying Index.

The Index Provider may at any time, and from time to time, change the number of components composing the Underlying

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Index by adding or deleting one or more components, or replacing one or more issues contained in the Underlying Index with one or more substitute securities of its choice if, in the Index Provider’s discretion, such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the industry groups to which the Underlying Index relates.

Dorsey Wright Technical LeadersTM Index

The Dorsey Wright Technical LeadersTM Index is designed to identify stocks that have powerful relative strength characteristics. The methodology of the Underlying Index evaluates companies quarterly, and then ranks them based on a proprietary algorithm. Stocks that the Index Provider identifies for inclusion in the Underlying Index receive a modified equal weighting.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes companies in the Underlying Index pursuant to a proprietary methodology that is designed to identify companies listed on the NYSE, NYSE MKT or the NASDAQ that demonstrate powerful relative strength characteristics. The Index Provider ranks a universe of mid- and large-capitalization U.S. stocks traded on the NYSE, NYSE MKT or the NASDAQ using a proprietary relative strength methodology. The methodology takes into account, among other things, the performance of each of the approximately 1,000 largest companies in the eligible universe as compared to a benchmark index and the relative performance of industry sectors and sub-sectors. The Index Provider identifies approximately 100 of these stocks for inclusion in the Underlying Index. The stocks that the Index Provider includes receive a modified equal weighting.

Red Rocks Global Listed Private Equity Index

The Underlying Index for PowerShares Global Listed Private Equity Portfolio is comprised of 40 to 75 securities, ADRs and GDRs of listed private equity companies. For a security to be considered for inclusion in the Underlying Index, it must invest a majority of its assets in, lend capital to, or provide services to, private companies, or must have a stated intention to do so. Investments, loans or services generally must be made in regard to at least five unrelated private companies. The underlying assets may be domestic or foreign. The Index Provider anticipates that at least 50% of the securities in the Underlying Index will be securities of non-U.S. companies.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider identifies the private equity companies that will comprise the Underlying Index based upon reputation, management, financial data, historical performance and the need for diversification within the Underlying Index. The Underlying Index views diversification from four different perspectives: a) stage of investment; b) type of capital; c) sector; and d) geography. Each listed private equity company must have market capitalization of at least $100 million before inclusion in the Underlying Index.

The Underlying Index uses float-adjusted, modified market capitalization weightings. Any index component will have no more than 10% weight. The combined weight of all index components that individually equal a 5% or greater weighting of the Underlying Index will not exceed 50% of the Underlying Index. Index compo-

nents with an average daily volume of less than $250,000 will be added to the Underlying Index at a 0.25% weight, with changes in weighting limited to 0.25% at each rebalance, except in the event such index components are removed from the Underlying Index following corporate actions. The Index Provider rebalances the Underlying Index quarterly.

NASDAQ Golden Dragon China IndexSM

To be eligible for inclusion in the Underlying Index for PowerShares Golden Dragon China Portfolio, a security must be issued by a company headquartered or incorporated in the People’s Republic of China, listed on the NASDAQ, the NYSE, or NYSE MKT, have a minimum market capitalization of $100 million and have a minimum three-month average daily dollar trading volume of $250,000. The Index Provider will not include securities of issuers that have entered into a definitive agreement or other arrangement which would likely result in the security no longer being index-eligible, issuers that are currently in bankruptcy proceedings or issuers that have annual financial statements with an audit opinion that is currently withdrawn. The security types eligible for inclusion in the Underlying Index include common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests and tracking stocks. Security types not eligible for inclusion in the Underlying Index are closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities.

The Index Provider calculates the Underlying Index’s composition using a modified market capitalization-weighting methodology. The value of the Underlying Index equals the aggregate value of the Underlying Index share weights (“Index Shares”) of each of the securities in the Underlying Index (each an “Index Security” and together “Index Securities”) multiplied by each such security’s last sale price, and divided by the divisor of the Underlying Index. The divisor serves the purpose of scaling such aggregate index value to a lower order of magnitude which is more desirable for reporting purposes. If trading in an Index Security is halted on its primary listing market, the most recent last sale price for that security is used for all index computations until trading on such market resumes. Likewise, the most recent last sale price is used if trading in a security is halted on its primary listing market before the market is open.

The formula for index value is as follows: Aggregate Adjusted Market Value divided by the divisor. The formula for the divisor is as follows: Market Value after Adjustments divided by Market Value before Adjustments, the result of which is multiplied by the before Adjustments.

The Index Provider makes adjustments on the ex-date to reflect changes in the price or Index Shares driven by corporate events such as stock dividends, stock splits and certain spin-offs and rights issuances. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 10%, the Index Provider makes the adjustment as soon as practicable. If the change in total shares outstanding is less than 10%, the Index Provider accumulates all such changes and makes them effective simultaneously on a quarterly basis after the close of trading on the third Friday in each of March, June, September and December.

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In the case of a special cash dividend, the Index Provider makes a determination on an individual basis whether to make a change to the price of an Index Security in accordance with its dividend policy. If the Index Provider determines that a change will be made, it will become effective on the ex-date.

Ordinarily, whenever there is a change in Index Shares, a change in an Index Security, or a change to the price of an Index Security due to spin-offs, rights issuances or special cash dividends, the Index Provider adjusts the divisor to ensure that there is no discontinuity in the value of the Index which might otherwise be caused by any such change. All changes are announced in advance and are reflected in the Underlying Index prior to market open on the Underlying Index effective date.

The Underlying Index employs a modified market capitalization-weighting methodology. At each quarter, the Index Provider rebalances the Underlying Index such that the maximum weight of any Index Security does not exceed 8% and no more than five securities are at that cap. The Index Provider distributes the excess weight of any capped security proportionally across the remaining Index Securities. If, after redistribution, any of the five highest ranked Index Securities are weighted below 8%, these securities are not capped. Next, any remaining Index Securities in excess of 4% are capped at 4% and the excess weight is redistributed proportionally across the remaining Index Securities. The Index Provider repeats the process, if necessary, to derive the final weights.

The Index Provider applies a modified market capitalization-weighting methodology to the capitalization of each Index Security, using the last sale price of the security at the close of trading on the last trading day in February, May, August and November and after applying quarterly changes to the total shares outstanding. The Index Provider then calculates Index Shares by multiplying the weight of the security derived above by the new market value of the Underlying Index and dividing the modified market capitalization for each Index Security by its corresponding last sale price. The changes are effective after trading on the third Friday in March, June, September and December.

Lux Nanotech IndexTM

The Underlying Index for PowerShares Lux Nanotech Portfolio includes companies that are involved with funding nanotechnology development, developing nanotechnology applications, manufacturing goods that incorporate those applications and/or supplying tools and instrumentation to nanotechnology researchers. The Underlying Index is calculated using a modified equal weighting methodology. In conjunction with the scheduled quarterly updates to the Underlying Index, the components are split into two groups: nanotechnology specialists and end-use incumbents. The components within each group are equally weighted as described below:

(1)	The nanotechnology specialists are defined as small- and mid-sized companies (less than $5 billion in annual revenue) that focus specifically on developing or funding emerging nanotechnology applications. All have nanotechnology as either a company-wide or business-unit-wide focus, and most work with larger companies as manufacturing or distribution partners. End-use incumbents are large companies (greater than
$5 billion in annual revenue) that are applying nanotechnology to existing product lines. All are leaders in nanotechnology research and development, commercialization in products, or both.

(2)	The two groups are equally weighted with 75% applied to the nanotechnology specialist components and 25% for the end-use incumbent components.

Lux Research created the Underlying Index, and it is a trademark of Lux. The Underlying Index seeks to track the performance of a balanced set of companies across the following stages of a value chain framework that Lux Research developed in 2004, which separates nanomaterials and intermediate products from final goods.

(1)	Nanomaterials are minimally processed, purposefully engineered structures of matter with a dimension of less than 100 nanometers that exhibit size-dependent properties.

(2)	Nanointermediates are intermediate products, which do not include raw materials or goods that represent final consumption, that either incorporate nanomaterials or are constructed from scratch with nanoscale features.

(3)	Nano-enabled products are finished goods at the end of a value chain that incorporate nanomaterials or nanointermediates.

(4)	Nanotools are technical instruments and software used to visualize, manipulate and model matter at the nanoscale.

In addition, the Underlying Index also aims to track performance across three broad industry sectors impacted by nanotechnology, including materials and manufacturing, electronics and internet technology, and healthcare and life sciences. The Underlying Index composition reflects the relative pace at which companies in these sectors are incorporating emerging nanotechnology.

The Underlying Index includes companies that are involved with funding nanotechnology development, developing nanotechnology applications, manufacturing goods that incorporate those applications and/or supplying tools and instrumentation to nanotechnology researchers. To be included in the Underlying Index, components must meet the following on the determination date:

(1)	Be listed on the NYSE, NYSE MKT, the NASDAQ or Small Cap Market systems.

(2)	Have a minimum $75 million market valuation.

(3)	Have a minimum average daily trading volume over the preceding three months of 50,000 shares.

The Underlying Index selection committee may at any time and from time to time change the number of companies comprising the Underlying Index by adding or deleting one or more components, or replace one or more issues contained in the Underlying Index with one or more substitute stocks of its choice if, in the Index Provider’s discretion, such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the industry groups to which the Underlying Index relates.

The Underlying Index is rebalanced quarterly each March, June, September and December. Changes to the Underlying Index composition and/or the component share weights in the Under-

41

lying Index typically take effect after the close of trading on the next to last business day of each calendar quarter month (the “Rebalance Date”). The components and weights will be determined and announced at the close of trading two days prior to the Rebalance Date (the “Determination Date”). Lux Research determines the Underlying Index components five days prior to the Rebalance Date.

In conjunction with the quarterly review, the share weights used in the calculation of the Underlying Index are updated based upon the prices as of the close of trading two business days prior to the Rebalance Date. The share weight of each component in the Underlying Index portfolio remains fixed between quarterly reviews except in the event of certain types of corporate actions such as splits, reverse splits, stock dividends or similar events.

In the event of a merger between two components, the share weight of the surviving entity may be adjusted to account for any shares issued in the acquisition. Lux Research may substitute components or change the number of issues included in the Underlying Index, based on changing conditions in the industry or in the event of certain types of corporate actions, including mergers, acquisitions, spin-offs and reorganizations. In the event of component or share weight changes to the Underlying Index portfolio, the payment of extra-ordinary dividends, spin-offs, rights offerings, re-capitalization or other corporate actions affecting a component of the Underlying Index; the Underlying Index divisor may be adjusted to ensure that there are no changes to the Underlying Index level as a result of non-market forces.

CBOE S&P 500 BuyWrite IndexTM

The Underlying Index for PowerShares S&P 500 BuyWrite Portfolio measures the total rate of return of an S&P 500® Index covered call strategy. This strategy consists of holding a portfolio indexed to the S&P 500® Index and selling a succession of covered call options, each with an exercise price at or above the prevailing price level of the S&P 500® Index. The Underlying Index provides a benchmark measure of the total return performance of this hypothetical strategy. The Underlying Index reinvests dividends paid on the component stocks underlying the S&P 500® Index and the dollar value of option premiums received from covered call options.

The Underlying Index assumes that the call options are written (sold) on the third Friday of each month and expire in the next calendar month after they are written. These options are exchange-traded and the strike price of each option will generally be the closest strike price above the last value of the Reference Index before 11 a.m. Eastern time. The Underlying Index assumes that the call options are held until their expiration, and settled in cash against the Special Opening Quotation (or SOQ ticker “SET”) of the Reference Index. The Underlying Index then assumes new one-month call options are written. The day on which the settlement of expiring call options written by the Fund is determined and the new one month call options are written (sold) is called the “roll date.” The CBOE calculates the Underlying Index in real-time every 15 seconds during each trading day, excluding the roll date. On the roll date, CBOE will not calculate the Underlying Index until such time during such day as CBOE (a) completes procedures to determine the price of the new call option and a corresponding value of the S&P 500® Index and (b) CBOE incorporates the price of the new call and the corresponding value of the S&P 500® Index into its Underlying Index calculation system. Generally, CBOE anticipates that the Underlying Index will be calculated in real-time every 15 seconds on the roll date beginning at 2 p.m., Eastern time.

S&P 500® High Quality Rankings Index

PowerShares S&P 500® High Quality Portfolio’s Underlying Index is designed to provide exposure to the constituents of the S&P 500® Index that S&P Quality Rankings identifies as high quality stocks. Standard & Poor’s has provided Earnings and Dividend Rankings, commonly referred to as Quality Rankings, on U.S. common stocks since 1956. Quality Rankings reflect the long-term growth and stability of a company’s earnings and dividends. Standard & Poor’s generates Quality Rankings by using a computerized system based on per-share earnings and dividends records of the most recent 10 years. Standard & Poor’s computes basic scores for earnings and dividends, and then adjusts the basic scores as indicated by a set of predetermined modifiers for change in the rate of growth, stability within long-term trend and cyclicality. Standard & Poor’s then combines adjusted scores for earnings and dividends to yield a final ranking.

S&P Quality Rankings draws the S&P 500® High Quality Rankings Index from the S&P 500® Index universe. Standard & Poor’s narrows the universe to an investable set of stocks based on the following criteria:

•

Availability of Quality Rankings. Standard & Poor’s removes all S&P 500® Index constituents that do not have an assigned Quality Rank, as of the reference date, from the universe. The remaining stocks form the Selection Universe. Standard & Poor’s rebalances the Underlying Index after the close of the last business day of March, June, September and December of each year.

•

Additions to the Underlying Index. Standard & Poor’s only makes additions to the Underlying Index at the time of the semi-annual rebalancing. To be eligible for addition to the Underlying Index, a company must meet the investability criteria listed above.

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Deletions to the Underlying Index. In the event Standard & Poor’s removes an Underlying Index constituent from the S&P 500® Index, Standard & Poor’s simultaneously removes the constituent from the Underlying Index.

NASDAQ OMX US Water IndexSM

The Underlying Index for the PowerShares Water Resources Portfolio is comprised of U.S. exchange-listed companies that create products designed to conserve and purify water for homes, businesses and industries. Securities eligible for inclusion in the Underlying Index include common stocks, ordinary shares, depositary receipts (both American and global), depositary shares or limited partnership interests. To be eligible for inclusion in the Underlying Index, a security also must meet the following criteria:

•

as determined by SustainableBusiness.com LLC, the issuer of the security must be classified as participating in the “Green Economy,” an environmental and clean energy sector portion of the NASDAQ OMX Green Economy Global Benchmark

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Index, which includes 350 securities from 13 different environmental sectors;

•	the security must be listed on NASDAQ, NYSE, or NYSE MKT;

•	one security per issuer is permitted;

•	the security must have a minimum worldwide market capitalization of $50 million; and

•	the security must have a minimum three-month average daily dollar trading volume of $250,000.

The Underlying Index is a modified liquidity-weighted index. The value of the Underlying Index equals the aggregate value of the share weights of each of the securities in the Underlying Index multiplied by each such security’s last sale price and divided by the divisor of the Underlying Index.

Each quarter, the Index Provider rebalances the Underlying Index such that the maximum weight of any security does not exceed 8% of the Underlying Index, while at no time permitting more than five securities to reach that 8% cap. The excess percentage above the cap of any such capped security is distributed proportionally across the remaining securities. If, after redistribution, the weighting of any of the five highest-weighted securities is below 8%, these securities will not be capped. Any remaining securities in excess of 4% of the Underlying Index are capped at 4%, and the excess weight is redistributed proportionally across the remaining index securities. The Index Provider repeats the process, if necessary, to derive final weights.

The modified liquidity-weighting methodology is applied to the three-month average daily dollar trading volume of each component security as of the close of trading on the last trading day in February, May, August and November. The Index Provider calculates the component securities, multiplying the weight of the security derived above by the aggregate averaged daily dollar trading volume and dividing that value for each security by its corresponding last sale price. The changes to the Underlying Index are effective after trading on the third Friday in March, June, September and December.

The Index Provider annually evaluates the component securities in April. Additions or deletions from the Underlying Index become effective after the close of trading on the last Friday in April. If a security no longer meets the above eligibility criteria, the Index Provider will remove the security from the Underlying Index and will not replace it.

WilderHill Clean Energy Index

The Underlying Index for PowerShares WilderHill Clean Energy Portfolio includes companies that contribute to the advancement of clean energy, including those developing and selling energy technologies and energy management services designed to address efficiency and environmental challenges as well as changes in fossil fuel resource abundance. Trends affecting adoption of clean energy technologies include (but are not limited to) conventional air pollution, carbon dioxide and other greenhouse gas pollution leading to global warming, and risks to centralized grid or other energy infrastructure.

There is a strong bias in favor of pure play companies in renewable energy including wind, solar power, geothermal; those in better energy efficiency; in advanced energy storage; in cleaner fuels; in innovative power delivery, materials, energy conversion including fuel cells and related industries. Companies in emerging clean energy fields, such as wave, tidal, and others, will be considered with respect to carbon content, impact upon marine and terrestrial biodiversity, and the degree to which they advance or reflect the clean energy sector.

Strictly in accordance with its guidelines and mandated procedures, the Underlying Index includes companies focused on the following areas:

Renewable Energy Supplies-Harvesting. These are the producers of energy that is renewably-made, or manufacturers relevant to green energy such as the makers of turbines and rotors used for wind power, makers of solar photovoltaic panels and makers of biofuels derived from renewable vegetable crops, as examples. These renewable methods supply desired electrical power directly where needed – or this “green” power could be stored as a clean fuel like hydrogen. Wind, solar biofuels, hydro and waste-to-energy notably carry less burden of pollution, and renewable sources allow distributed generation that makes power closer to need. Retailers of clean energy systems are included.

Energy Storage. This wide-ranging category includes advanced batteries and materials that hold energy in familiar and novel ways, flywheels that make use of momentum and spinning at high speeds to store energy, supercapacitors that build and then release large amounts of power very quickly, and storage by compression, hydrides or other means. Because most renewable power is not ‘firm’ meaning not always on—like solar power that works only by day, or wind power just at windy times—joining renewable power with energy storage systems often makes sense.

In the future hydrogen—a gas that is the lightest and most abundant element—may become an ‘energy carrier’ by moving power made in one place to where it is needed. However, there are numerous daunting technical challenges including the lack of a hydrogen infrastructure and very high cost. Hydrogen fuel cells are in only early technical development, not widely commercialized, and are still far more costly than fossil fuels in practice. A Cleaner Fuels sector here includes various liquid and other biofuels derived from renewable sources or crops; for instance cellulosic, sugar, algae, or other feedstock in ethanol, biobutanol or biogasoline.

Energy Conversion. These are the devices that convert an assortment of power, or fuels, or other inputs such as unmodulated electricity, gasoline/diesel etc. into the more desired electrical, motive, or other power/force wherever needed. This could include complex whole conversion systems producing useful work such as electrical vehicles and plug in hybrids, or more singularly separate items like the inverters, advanced motors and materials for conversion to an intended electrical, mechanical power. Energy conversion is critical but also generally depends on having cleaner fuel for inputs or on innovative technologies that convert existing fuels more cleanly, preventing pollution.

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Cleaner Utilities. Among utilities in the United States are several explicitly emphasizing cleaner methods of making electric power including wind, solar, biogas, geothermal, hydro and others that can prevent pollution, while also ensuring greater price stability for the consumer. Unlike conventional plants, the price of renewable energy—though still costly—is widely declining. Should pollution such as from coal or oil be seen as more significant, or traditional fuel supplies be constrained or interrupted and prices rise—the alternative, independent and renewable approaches to producing utility power to the grid can become increasingly relevant. Nuclear power generation is notably excluded from this Index for clean energy.

Power Delivery and Conservation. Of importance in clean energy systems are the electronics and other items needed to improve efficiency and energy conservation in the first place, as well as capital equipment for production or manufacture of clean energy systems. Like energy conversion it can include devices that smooth power outputs, convert DC to AC and match power loads to output. This sector can include inverters and equipment for power conditioning, and in transport, power management for hybrid, hydrogen and fuel cell vehicles.

Superconductors made of exotic materials might deliver power efficiently over large distances. For computers, uninterruptible power may be desired combining storage with conditioning. Notably products for energy efficiency and conservation broadly conceived are included. This includes various end-use improvements such as appliance makers designing exceptionally energy-efficient goods, or lighting or products curtailing need for power in the first place.

The Underlying Index uses modified equal dollar weighting. No single stock may exceed 4% of the total Clean Energy Index weight at the quarterly rebalancing. For a stock to be included in the selection universe, the Index Provider must identify a company as one that has a significant exposure to clean energy, or contribute to the advancement of clean energy or be important to the development of clean energy. Companies in the Underlying Index generally (i) help prevent pollutants such as carbon dioxide, nitrous oxide, sulfur oxide or particulates—and avoid carbon or contaminants that harm oceans, land, air or ecosystems structure, (ii) work to further renewable energy efforts and do so in ecologically and economically sensible ways and (iii) incorporate the precautionary principles into their pollution prevention and clean energy efforts. Similarly, companies in the Underlying Index generally will not have their majority interests in oil or coal, which are the highest-carbon fuels. Large companies with interests outside clean energy may be included if they are significant to this sector. Market capitalization for the majority of Underlying Index stocks is $200 million and above. To account for notable but smaller companies sometimes significant to the clean energy field, a minority of Underlying Index stocks may have market capitalizations between $50 million and $200 million. Components less than $200 million are weighted at rebalance to one-half of a percent (0.50%). To be eligible for the Underlying Index, a stock must have:

a.	three-month average market capitalization of at least $50 million; and

b.	three-month average closing price above $1.00 if not currently in the Underlying Index.

WilderHill Progressive Energy Index

The Underlying Index for PowerShares WilderHill Progressive Energy Portfolio is a modified equal-weighted index composed of companies in transitional energy technologies that improve the use of fossil fuels and nuclear power. Sectors include alternative fuels, emissions reduction, energy efficiency, and innovation in energy materials, production and use. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes companies focused on the following areas in the Underlying Index:

Alternative Energy: This area encompasses alternative fuels including nuclear power and uranium fuel, innovative fossil fuel technologies, natural gas and liquefied natural gas, gas-to-liquids, hydrogen and methanol. Biofuels from renewable crops, ethanol, alcohol-based fuels and other alternatives are also included within alternative energy. Lower-carbon, or the carbon-neutral near-term bridging options, are generally favored as part of a more responsible approach to fossil fuels. Somewhat higher-carbon options may be included if they also offer significant advantages such as energy security.

Better Efficiency: Companies that offer transitional improvements for efficiency, power management, supply-side innovation or demand-side reduction, smarter materials, better information technology, metering etc. as a means to save energy in the first place.

Emission Reduction: This area includes end-of-pipe pollution controls, approaches that can reduce pollutants from fossil fuels and advances in so-called “clean coal.”

New Energy Activity: Varied companies in new energy whose emerging technologies improve use of fossil fuels and nuclear via innovation including in materials, nanotechnology, IT, infrastructure, or are a bridge to smarter energy use such as advanced motors, lightening and appliances; work by conglomerates developing smarter energy production and use is included.

Utilities: Those companies that are striving for cleaner power production, including large hydro. This area includes utilities with some nuclear generation; also those with some wind power, however, renewable resources like wind or solar are generally not a focus of this Progressive Index.

Energy Conversion and Storage: Includes advanced batteries, materials, or storage of gaseous fuels, electro-mechanical transmission, whole vehicles such as using compressed natural gas or plugin hybrid electric vehicles; conversion includes new devices for converting an energy carrier to a desired power or use.

The Underlying Index uses modified equal dollar weighting. No single stock may exceed 5% of the total Underlying Index weight at the quarterly rebalancing. For a stock to be included in the selection universe, a company should be identified as having significant exposure to transitional energy technologies that improve near-term use of fossil fuels, oil, coal and natural gas, next-generation nuclear power, and companies that advance pollution control or efficiency, or are important in developing domestic non-renewable energy. Companies exposed to carbon-neutral renewable ethanol and biofuels, alternative fuels, and natural gas in

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particular are included, as are companies exposed to advances in materials and energy use. To be eligible for the Underlying Index, a stock must have: (i) three-month average market capitalization of at least $150 million; (ii) three-month average closing price above $1.00 if not currently in the Underlying Index; and (iii) a listing on the NYSE, NYSE MKT or the NASDAQ and, if a foreign company, have its ADRs listed on the NYSE, NYSE MKT or the NASDAQ. Components less than $400 million in market capitalization are set to one-half of a percent (0.5%) weight at the rebalance. WilderHill may, at any time and from time to time, change the number of issues comprising the Underlying Index by adding or deleting one or more component stocks, or replacing one or more issues contained in the Underlying Index with one or more substitute stocks of its choice, if in WilderHill’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the progressive energy industry.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section.

Aerospace and Defense Industry Concentration Risk

For PowerShares Aerospace & Defense Portfolio, government aerospace and defense regulation and spending policies can significantly affect the aerospace and defense industry, because companies involved in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services. There are significant inherent risks in contracting with the U.S. Government, which could have a material adverse effect on the business, financial condition and results of operations of industry participants, including:

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termination by the U.S. Government of any contract as a result of a default by industry participants could subject them to liability for the excess costs incurred by the U.S. Government in procuring undelivered items from another source;

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termination by the U.S. Government of any contract for convenience generally would limit industry participants recovery to costs already incurred or committed and limit participants profit to work completed prior to termination;

•	modification of U.S. Government contracts due to lack of congressional funding or changes in such funding could subject certain contracts to termination or modification;

•

failure to comply, even inadvertently, with the extensive and complex U.S. Government laws and regulations applicable to certain U.S. Government contracts and the laws governing the export of controlled products and commodities could subject industry participants to contract termination, civil and criminal penalties and, under certain circumstances, suspension from future U.S. Government contracts and exporting of products for a specific period of time;

•	results of routine U.S. Government audits and review could, in certain circumstances, lead to adjustments to industry contract prices, which could be significant; and

•	successful bids for U.S. Government contracts or the profitability of such contracts, if awarded, cannot be guaranteed in the light of the competitive bidding atmosphere under which U.S. Government contracts are awarded.

Furthermore, because companies involved in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services, those companies could be adversely impacted by future reductions or changes in U.S. Government spending. U.S. Government spending in aerospace and defense generally is not correlated with any economic cycle, but rather, on the cycle of general political support for this type of spending. However, there is no assurance that future levels of aerospace and defense spending will increase or that levels of aerospace and defense spending will not decrease in the future.

In addition, competition within the industry, labor relations and the price of fuel, can affect the aerospace and defense industry. Airline deregulation has substantially diminished the Government’s role in the air transport industry while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.

China Exposure Risk

PowerShares Golden Dragon China Portfolio faces the risk that the value of the securities of companies that derive the majority of their revenues from China is likely to be more volatile than that of other issuers. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government historically has exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which a Fund invests. In the past, the Chinese government has, from time to time, taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities to increase or continue the rate of economic growth, controlled the rate of inflation or otherwise regulated economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability

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or other developments could adversely affect the assets held by the China companies in which a Fund invests.

From time to time, certain of the companies comprising the Underlying Index may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or in countries the U.S. Government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanctions. As an investor in such companies, the Fund will be indirectly subject to those risks.

Clean Energy Industry Concentration Risk

PowerShares WilderHill Clean Energy Portfolio invests its assets in securities issued by companies in the clean energy industry. The clean energy industry can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. Further, the clean energy industry can be significantly affected by intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts, and be subject to, risks associated with hazardous materials. The clean energy industry can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations The industry also can be significantly affected by the supply of and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions.

Securities of the companies involved in this industry have been significantly more volatile than shares of companies operating in other more established industries. Certain valuation methods used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

This industry sector is relatively nascent and under-researched in comparison to more established and mature sectors, it has greater investment risk. Changes in U.S., European and other governments’ policies towards alternative power and power technology also may have an adverse effect on the PowerShares WilderHill Clean Energy Portfolio’s performance.

The PowerShares WilderHill Clean Energy Portfolio may invest in the shares of companies with a limited operating history, some of which may never have traded profitably. Investment in young companies with a short operating history is generally riskier than investment in companies with a longer operating history.

The PowerShares WilderHill Clean Energy Portfolio, being composed of securities issued by companies operating in a limited number of industries, will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different industries.

The price of crude oil, natural gas, electricity produced from traditional hydropower and that generated from nuclear power and possibly other as yet undiscovered energy sources could potentially have a negative impact on the competitiveness of renewable energies.

Cleantech Sector Risk

PowerShares CleantechTM Portfolio faces the risks of investing in the cleantech sector, including the risks of focusing investments in the water, energy and environmental sectors. Adverse developments in the water, energy and environmental sectors may significantly affect companies in the cleantech sector. Companies involved in the water sector are subject to tax and price fluctuations and competition. Securities of companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, the success of project development and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, may adversely affect the Fund’s performance.

Energy Sector Risk

PowerShares WilderHill Progressive Energy Portfolio invests a significant portion of its assets in securities issued by companies in the energy sector. Companies in the energy sector are subject to extensive government regulation, including contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry.

Companies in which PowerShares WilderHill Progressive Energy Portfolio may invest may do business with companies in countries other than the United States. Such companies often operate in countries with less stringent regulatory regimes and countries that have a history of expropriation and/or nationalization, among other adverse policies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. The energy sector is cyclical, and commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Foreign Investment Risk

Funds that invest in foreign securities, GDRs or ADRs may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability

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of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent a Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In addition, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Fund’s trades effected in those markets and could result in losses to the Funds due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Nanotechnology Industry Concentration Risk

PowerShares Lux Nanotech Portfolio invests in securities of companies in the nanotechnology industry. Investments in small technology companies are especially risky. These companies may be less experienced, with limited product lines, markets or financial resources. Consequently, these companies are subject to scientific, technological and commercialization risks. These securities have a significantly greater risk of loss than traditional investment securities due to the speculative nature of these investments. Technology companies are generally subject to the risk of rapidly changing technologies, a limited product life span due to the frequent introduction of new or improved products, as well as cyclical market patterns and evolving industry standards. Technology companies also face the risk of losing patent, copyright and trademark protections.

Nanotechnology is a developing area of technology. As a result, the future commercial value of nanotechnology is unknown. Furthermore, because the future commercial value is difficult to estimate and is subject to various interpretations, the timing of additional future commercially available nanotechnology products is highly uncertain.

Restrictions on Investments

A significant portion of PowerShares Global Listed Private Equity Portfolio’s Underlying Index is composed of BDCs or other investment companies. The Fund may not acquire greater than 3% of the total outstanding shares of such companies. As a result, this limitation could inhibit the Fund’s ability to purchase certain of the securities in the Underlying Index in the proportions represented in the Underlying Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.

Risks of Investing in MLP Units

An MLP is an entity receiving partnership taxation treatment under the Internal Revenue Code and whose partnership interests or “units” trade on securities exchanges like shares of corporate stock. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units. For PowerShares Global Listed Private Equity Portfolio, an investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. Investments in MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. MLPs employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to risks arising from their specific business strategies. MLPs that attempt to grow through acquisitions may not be able to integrate acquired operations effectively with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. Changes in the regulatory environment could adversely affect the profitability of MLPs. MLPs are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity.

The operations of MLPs are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of, coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and

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explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage, and may result in the curtailment or suspension of their related operations. Not all MLPs obtain insurance fully against all risks inherent to their businesses. A significant accident or event could adversely affect the MLP’s operations and financial condition if the MLP has not obtained full insurance against the event or occurrence. Changes in federal or state tax laws or regulations could also adversely affect the tax treatment or financial performance of MLPs.

Risk of Investing in Listed Private Equity Companies

For PowerShares Global Listed Private Equity Portfolio, there are certain risks inherent in investing in listed private equity companies, which encompass BDCs and other financial institutions or vehicles whose principal business is to invest in and lend capital to privately-held companies. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs generally are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established publicly traded companies.

Investments that listed private equity companies make generally are subject to legal and other restrictions on resale and otherwise are less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a listed private equity company in which the PowerShares Global Listed Private Equity Portfolio invests to liquidate its portfolio quickly, it may realize a loss on its investments. Listed private equity companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment can have a disproportionate impact on the aggregate returns realized. Since private equity companies rely on access to short-term money markets, longer-term capital markets and the bank markets as a significant source of liquidity, to the extent that listed private equity companies are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a listed private equity company the PowerShares Global Listed Private Equity Portfolio holds may increase the cost of borrowing to that company, thereby adversely impact-

ing the PowerShares Global Listed Private Equity Portfolio’s returns. Credit downgrades also may result in requirements on a company to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

Since many of the assets of listed private equity companies do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. Such determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, fair value of a listed private equity company’s investments may differ significantly from the values that would be reflected if the securities were traded in an established market, potentially resulting in material differences between a listed private equity company’s NAV per share and its market value.

Many listed private equity companies invest in mezzanine and other debt securities of privately held companies, including senior secured loans. Typically, Mezzanine investments are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. Many debt investments in which private equity companies invest will not be rated by a credit rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard and Poor’s Inc., a division of The McGraw Hill Companies, Inc. (“S&P”), and will be below investment grade quality, as determined by the Adviser. These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. Although lower grade securities are higher yielding, they are characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities. Issuers of lower rated securities have a currently identifiable vulnerability to default or may currently be in default. Lower-rated securities may react more strongly to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of lower-rated securities defaults, a listed private equity company may incur additional expenses to seek recovery.

U.S. Federal Income Tax Risk

Due to certain investment strategies and U.S. federal income tax elections, PowerShares S&P 500 BuyWrite Portfolio expects to account for the gain or loss on its investments for federal income tax purposes on a daily mark-to-market basis. Generally, the mark-to-market gains and losses from the stock positions will be compared with the mark-to-market gains or losses from the call options on a daily basis. To the extent that there is more gain or loss from the stock positions, PowerShares S&P 500 BuyWrite Portfolio will have short term capital gain, which is generally taxed like ordinary income, or short term capital loss. To the extent there is more gain or loss from the call options, such gain will be 60% long term capital gain or loss and 40% short term capital gain. These rules also impose limits on the total percentage of gain for the tax year that can be characterized as long term capital gain and the percentage of loss for the tax year that can be characterized as short term capital loss. As a result of its investment strategy, the Fund will not be able to designate a portion of

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their dividends as being eligible for lower rates of tax in the hands of non-corporate shareholders (dividends that are commonly referred to as “qualified dividend income”) or as being eligible for the dividends received deduction when received by certain corporate shareholders. For these reasons, a significant portion of income received from PowerShares S&P 500 BuyWrite Portfolio may be subject to tax at greater rates than would apply if PowerShares S&P 500 BuyWrite Portfolio were engaged in a different investment strategy. You should consult your tax advisors as to the tax consequences of acquiring, owning and disposing of shares in PowerShares S&P 500 BuyWrite Portfolio.

Water Industry Risk

PowerShares Water Resources Portfolio invests its assets in securities issued by companies in the water industry. The Fund’s investments in the water industry may underperform relative to the general market, returns on investments in other sectors or fixed-income securities. Furthermore, because the Fund will focus its investments in tracking just the water industry, economic downturns and global and domestic events affecting the water industry will have a greater impact on the Fund than would be the case if the Fund’s investments were more diversified. These events may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances and changes in consumer sentiment and spending. Companies engaged in the water industry can be subject to liability for environmental damage, depletion of resources, conflicts with local communities over water rights and mandated expenditures for safety and pollution control.

Competition between water companies and government regulation of water companies, including regulation of the rates that the companies may charge, both domestically and internationally, may adversely affect the earnings of the companies in which the Fund will invest.

Writing Covered Call Option Risk

By writing covered call options in return for the receipt of premiums, PowerShares S&P 500 BuyWrite Portfolio will give up the opportunity to benefit from potential increases in the value of the S&P 500® Index above the exercise prices of the Written Options, but will continue to bear the risk of declines in the value of the S&P 500® Index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the underlying securities will be limited while the option is in effect unless the Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

Equity Risk

Equity risk is the risk that the value of the securities each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities each Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in each Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk

In following its methodology, a Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Information about the Funds’ exposure to a particular industry is available in the Funds’ Annual and Semi-Annual Reports to Shareholders, as well as on their Forms N-Q as filed with the Securities and Exchange Commission.

Non-Correlation Risk

A Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Index may be adversely affected. Since an Underlying Index is not subject to the tax diversification requirements to which the Funds must adhere, a Fund may be required to deviate its investments from the securities, contained in, and relative weightings of, its Underlying Index. A Fund may not invest in certain securities included in its respective Underlying Index due to liquidity constraints. Liquidity constraints also may delay a Fund’s purchase or sale of securities included in its Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from its respective Underlying Index.

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The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact a Fund’s ability to track its Underlying Index. For example, in regulated industries, certain emerging or international markets, and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Adviser, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.

The Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund, the need to reserve cash held by the Fund to meet redemptions and expenses, or low assets (particularly when a Fund is new and has operated for only a short period). If a Fund utilizes a sampling approach, its return may not correlate as well with the return of its Underlying Index, as would be the case if it purchased all of the securities in its Underlying Index with the same weightings as its Underlying Index.

Market Risk

Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of each Fund’s Shares will decline, more or less, in correlation with any decline in value of the securities in its respective Underlying Index.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for each Fund’s Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Funds. Any of these factors may lead to Shares trading at a premium or discount to each Fund’s NAV.

Index Risk

Unlike many investment companies, the Funds do not utilize investing strategies that seeks returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Large Capitalization Company Risk

Companies with large market capitalizations may go in and out of favor based on market and economic conditions. Although larger companies tend to be less volatile than companies with smaller market capitalizations, the returns on investments in securities of large capitalization U.S. companies could trail the returns on investments in stocks of smaller companies.

Non-Diversified Fund Risk

Each Fund, except PowerShares CleantechTM Portfolio, DWA Technical LeadersTM Portfolio, PowerShares Global Listed Private Equity Portfolio, S&P 500 BuyWrite Portfolio, S&P 500® High Quality Portfolio, WilderHill Clean Energy Portfolio and WilderHill Progressive Energy Portfolio, is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share prices of each Fund than would occur in a diversified fund. This may increase each Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on each Fund’s performance.

Non-Principal Investment Strategies

Each Fund, after investing at least 90% of its total assets in securities that comprise its respective Underlying Index, may invest its remaining assets in securities not included in its Underlying Index and in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in options and futures contracts. The Funds may use options and futures contracts (and convertible securities and structured notes) to seek performance that corresponds to their respective Underlying Index and to manage cash flows. The Adviser anticipates that it may take approximately three business days (a business day is any day that the NYSE is open) for the Adviser to fully reflect the additions and deletions to each Fund’s Underlying Index in the portfolio composition of that Fund.

In addition to options and futures contracts, PowerShares Global Listed Private Equity Portfolio may invest in swaps, including total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset.

Each of PowerShares Aerospace & Defense Portfolio, PowerShares CleantechTM Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares S&P 500 BuyWrite Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio normally will invest at least 80% of its total assets in securities suggested by the name of that Fund (the “80% investment policy”). Each of these Funds considers securities suggested by the name of that Fund to be those securities that comprise its respective Underlying Index.

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Each of the investment policies described herein, including each Fund’s investment objective, constitutes a non-fundamental policy that the Board of Trustees (the “Board”) of PowerShares Exchange-Traded Fund Trust (the “Trust”) may change at any time without shareholder approval. The Board also may change the 80% investment policy of each Fund without shareholder approval, but only upon 60 days prior written notice to shareholders. The fundamental and non-fundamental policies of the Funds are set forth in the Trust’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

Each of PowerShares CleantechTM Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Water Resources Portfolio and PowerShares WilderHill Clean Energy Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, each such Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Risks of Futures and Options

Each Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in its Underlying Index, to facilitate trading or to reduce transaction costs. The Funds will not use futures or options for speculative purposes.

Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of a stock index future and the movement in the Underlying Index. In the event of adverse price movements, each Fund would remain required to make daily cash payments to maintain its required margin. The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. However, each Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.

Each Fund must segregate liquid assets or take appropriate measures to “cover” open positions in futures contracts. For futures contracts that do not cash settle, each Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, each Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value. For more information, please see the section “Investment Policies and Risks—Futures and Options” in the SAI.

Risks of Swap Agreements

For PowerShares Global Listed Private Equity Portfolio, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

Total return swaps could result in losses for PowerShares Global Listed Private Equity Portfolio if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. PowerShares Global Listed Private Equity Portfolio may lose money in a total return swap if the counterparty fails to meet its obligations.

PowerShares Global Listed Private Equity Portfolio will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked-to-market on a daily basis.

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If PowerShares CleantechTM Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Water Resources Portfolio or PowerShares WilderHill Clean Energy Portfolio are not able to recover the securities loaned, they may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and a Fund will bear any loss on the investment of its cash collateral.

Shares May Trade at Prices Different Than NAV

The NAV of the Shares generally will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not

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identical, to the same forces influencing the prices of the securities of each Fund’s Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Issues

Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of each Fund will continue to be met or will remain unchanged.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in a secondary market on a national securities exchange on an intra-day basis, and are created and redeemed principally in-kind in Creation Units at closing NAVs. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for each Fund or its ongoing shareholders.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Trust’s SAI, which is available at www.InvescoPowerShares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, the PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust II, a family of exchange- traded funds (“ETFs”) with combined assets under management of more than $36.6 billion as of July 31, 2013. The Trust currently is comprised of 55 ETFs.

As the Funds’ investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Funds.

Mr. Hubbard receives management assistance from Joshua Betts, Michael Jeanette, Jeffrey W. Kernagis, Brian McGreal, Jonathan Nixon, Brian Picken and Theodore Samulowitz. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since June 2007 or since a Fund’s inception. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Joshua Betts is a Vice President and Portfolio Manager of the Adviser and has been employed by the Adviser since November 2008. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares Golden Dragon China Portfolio and PowerShares DWA Technical LeadersTM Portfolio since April 2010. Prior to joining the Adviser, Mr. Betts was a Regional Vice President at Claymore Securities, Inc. from May 2007 to August 2008. Prior to this, he was a Portfolio Consultant for the Adviser from June 2006 to May 2007. From September 2005 to June 2006, he was a mortgage broker for Advanced Mortgage Services.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund (except PowerShares Global Listed Private Equity Portfolio and PowerShares S&P 500 BuyWrite Portfolio) since August 2008, and PowerShares CleantechTM Portfolio since August 2013. Mr. Jeanette has been a Portfolio Manager of the Adviser since July 2008. Prior to joining the Adviser, Mr. Jeanette was a trust

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advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007.

Jeffrey W. Kernagis is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-today management of PowerShares S&P 500 BuyWrite Portfolio since its inception. Prior to joining the Adviser, Mr. Kernagis was a Portfolio Manager at Claymore Securities, Inc. from 2005 to 2007. Prior to that, Mr. Kernagis was a Senior Trader at Mid-States Corporate Federal Credit Union from 2004 to 2005 and a Vice President of Institutional Futures Sales at ABN Amro, Inc. from 1994 to 2003.

Brian McGreal is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares CleantechTM Portfolio and PowerShares S&P 500 BuyWrite Portfolio since August 2008, PowerShares Global Listed Private Equity since September 2009, and PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio since April 2010. Prior to joining the Adviser, Mr. McGreal was an analyst for Ritchie Capital Management from May 2005 to September 2007 and a trader with SAM Investments from February 1999 to April 2005.

Jonathan Nixon is a Vice President and Portfolio Manager of the Adviser and has been managing the European listed ETFs from 2011 to the present. Mr. Nixon has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares Global Listed Private Equity Portfolio. Prior to joining the Adviser, Mr. Nixon was a Tax Manager for General Electric from 2008 to 2010. He received a Bachelor of Arts from SUNY Buffalo.

Brian Picken is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds (except PowerShares S&P 500 BuyWrite Portfolio) since August 2010, and PowerShares CleantechTM Portfolio and PowerShares Global Listed Private Equity Portfolio since August 2013. Mr. Picken has been a Portfolio Manager of the Adviser since August 2010. Mr. Picken was an Associate Portfolio Manager for the Adviser from August 2009 to August 2010, an ETF Portfolio Operations Specialist for the Adviser from August 2008 to August 2009, and prior to that a Research Analyst for the Adviser from August 2007 to August 2008.

Theodore Samulowitz is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares Aerospace & Defense Portfolio, PowerShares DWA Technical LeadersTM Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares S&P 500 BuyWrite Portfolio, PowerShares S&P 500® High Quality Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio since August 2013. Mr. Samulowitz has been a Portfolio Manager of the Adviser since May 2012. Prior to that, he was the Managing Partner of Endurance Capital Markets LLC from

February 2010 to February 2012 and a Portfolio Manager of CMT Asset Management from 2006 to 2010.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

The Adviser receives management fees from each Fund (except PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500® High Quality Portfolio) equal to 0.50% of the Fund’s average daily net assets. The Adviser receives management fees from PowerShares S&P 500® High Quality Portfolio equal to 0.29% of the Fund’s average daily net assets. The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) pursuant to which the Adviser has agreed to (i) waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of each Fund (except PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500® High Quality Portfolio) (excluding interest expenses, offering costs, sub-licensing fees, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year, at least until August 31, 2014; and (ii) waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of PowerShares S&P 500® High Quality Portfolio (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.29% of the Fund’s average daily net assets per year, at least until August 31, 2014 (collectively, the “Expense Caps”). The Expense Agreement provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Prior to November 21, 2012, PowerShares S&P 500® High Quality Portfolio’s management fee was 0.50%. Effective November 21, 2012 through December 17, 2012, the Adviser voluntarily agreed to waive a portion of the Fund’s management fee. After giving effect to such waiver, the net management fee was 0.29%. Effective December 18, 2012, the Fund’s management fee was reduced to 0.29%. Also effective November 21, 2012, the Fund’s Expense Cap was reduced from 0.50% to 0.29%. For the fiscal year ended April 30, 2013, PowerShares S&P 500® High Quality Portfolio paid management fees equal to 0.29%.

Each Fund (except PowerShares S&P 500 BuyWrite Portfolio) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees for use of the Underlying Indexes, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses

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incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust and extraordinary expenses.

PowerShares S&P 500 BuyWrite Portfolio pays the Adviser a unitary management fee equal to 0.75% of its average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of PowerShares S&P 500 BuyWrite Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Adviser’s unitary management fee is designed to pay the expenses of PowerShares S&P 500 BuyWrite Portfolio and to compensate the Adviser for providing services for PowerShares S&P 500 BuyWrite Portfolio.

A discussion regarding the basis for the Board’s approval of the Trust’s Investment Advisory Agreement on behalf of each Fund is available in the Funds’ Annual Report to Shareholders for the fiscal year ended April 30, 2013.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units.

Most investors buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade on NYSE Arca under the following symbols:

Fund	Symbol
PowerShares Aerospace & Defense Portfolio	PPA
PowerShares CleantechTM Portfolio	PZD
PowerShares DWA Technical LeadersTM Portfolio	PDP
PowerShares Global Listed Private Equity Portfolio	PSP
PowerShares Golden Dragon China Portfolio	PGJ
PowerShares Lux Nanotech Portfolio	PXN
PowerShares S&P 500 BuyWrite Portfolio	PBP
PowerShares S&P 500® High Quality Portfolio	SPHQ
PowerShares Water Resources Portfolio	PHO
PowerShares WilderHill Clean Energy Portfolio	PBW
PowerShares WilderHill Progressive Energy Portfolio	PUW

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on NYSE Arca may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve the Funds directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of the

54

Funds. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, each Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise are not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax- deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on NYSE Arca, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly. Each Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Funds. Dividends paid out of each Fund’s income and net short-term gains, if any, generally are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

For non-corporate taxpayers, long-term capital gains are currently taxed at a rate of 20%, while short-term capital gains and other ordinary income are taxed at ordinary income rates.

PowerShares S&P 500 BuyWrite Portfolio expects that the ownership of stocks and sale of call options generally will constitute “straddles” (offsetting positions with respect to personal property) under section 1092 of the Internal Revenue Code. Unlike certain other funds that utilize covered call strategies, based on their particular investment strategy, the Fund does not anticipate that the call options will be structured to be treated as “qualified covered call options” under section 1092 of the Internal Revenue Code. The straddle rules usually would terminate the Fund’s holding periods for the stocks that become part of a straddle before the long-term capital gains holding period has been reached, which is expected to eliminate the Fund’s ability to recognize long-term capital gains from a sale or disposition of the stocks. The straddle rules also usually would defer recognition of realized losses and require the capitalization of certain interest expenses and carrying charges. In addition, dividends, if any, on stocks would not qualify for either the reduced tax rates applicable to long-term capital gains (such rates being applicable to what is commonly referred to as “qualified dividend income”) or for the dividends received deduction applicable to certain dividends received by corporate investors.

In this regard, PowerShares S&P 500 BuyWrite Portfolio intends to make certain elections consistent with its investment policies that may minimize certain of these adverse consequences. As a result, the Fund generally will be required to mark-to-market its positions in the stocks and the call options on a daily basis and, therefore, the Fund may have to recognize gain on its investments sooner than it would if engaged in a different investment strategy. The specific rules that are expected to apply to the Fund’s investments generally will require the mark-to-market gains and losses from the stock positions to be compared with the mark-to-market gains or losses from the call options on a daily basis; to the extent that there is more gain or loss from the stock positions, the Fund will have short-term capital gain, which is generally taxed like ordinary income, or short term capital loss; to the extent there is more gain or loss from the call options, such gain will be 60% long term capital gain or loss and 40% short term capital gain or loss. These rules also impose limits on the total percentage of gain for a tax year that can be characterized as long term capital gain and the percentage of loss for a tax year that can be characterized as short-term capital loss. As a result, the Fund may be required to pass through more income to you in a particular year than it would if it had a different investment strategy. It is also possible that a significant portion of the income passed through to you will be ordinary. As a result of this, and the Fund’s inability to designate a portion of the distributions it makes as eligible for the reduced rates applicable to the long term capital gains or eligible for the dividends received deduction, an investor may be subject to significantly greater amounts of tax as a result of the investment than would apply to an investment in a fund engaged in a different investment strategy. You should consider whether an investment in the Fund should be made in a taxable account or

55

whether it is best suited for a tax deferred entity or tax-exempt retirement account.

Distributions in excess of each Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash component paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

Foreign Income Taxes

Each Fund may elect to pass its credits for foreign income taxes through to its shareholders for a taxable year if more than 50% of its assets at the close of the year, by value, consists of stock and securities of foreign corporations. If a Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund’s foreign income taxes, but the shareholder must include an equal amount in gross income. For more information, please see the section “Taxes” in the SAI.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section “Taxes” in the SAI.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates the Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day that the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Board or its delegate.

In determining NAV, expenses are accrued and applied daily, and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. The NAV for each Fund will be calculated and disseminated daily on each day that the NYSE is open. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when each Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate each Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index.

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Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

K&L Gates LLP, 70 W. Madison St., Chicago, Illinois 60602, and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund.

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Financial Highlights

The financial highlights tables below are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report for the fiscal year ended April 30, 2013, which is available upon request.

PowerShares Aerospace & Defense Portfolio (PPA)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$19.99	$20.57	$19.07	$13.38	$20.93
Net investment income(a)	0.44	0.21	0.18	0.17	0.16
Net realized and unrealized gain (loss) on investments	3.22	(0.60)	1.49	5.73	(7.56)
TOTAL FROM INVESTMENT OPERATIONS	3.66	(0.39)	1.67	5.90	(7.40)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.43)	(0.19)	(0.17)	(0.21)	(0.15)
NET ASSET VALUE AT END OF YEAR	$23.22	$19.99	$20.57	$19.07	$13.38
MARKET PRICE AT END OF YEAR(b)	$23.20	$19.98	$20.57	$19.07	$13.37
NET ASSET VALUE, TOTAL RETURN(c)	18.69%	(1.82)%	8.91%	44.36%	(35.46)%
MARKET PRICE TOTAL RETURN(c)	18.65%	(1.87)%	8.91%	44.47%	(35.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$47,607	$54,967	$107,971	$137,338	$116,429
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.66%	0.66%	0.66%	0.66%	0.66%
Expenses, prior to Waivers	0.74%	0.76%	0.73%	0.69%	0.67%
Net investment income, after Waivers	2.18%	1.09%	0.99%	1.08%	1.01%
Portfolio turnover rate(d)	17%	25%	12%	17%	9%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares CleantechTM Portfolio (PZD)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$23.06	$30.10	$25.00	$19.25	$33.63
Net investment income (loss)(a)	0.26	0.24	0.06	0.03	(0.00)	(e)
Net realized and unrealized gain (loss) on investments	2.37	(7.07)	5.05	5.77	(14.38)
TOTAL FROM INVESTMENT OPERATIONS	2.63	(6.83)	5.11	5.80	(14.38)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.22)	(0.21)	(0.01)	(0.04)	—
Return of capital	—	—	—	(0.01)	—
TOTAL DISTRIBUTIONS	(0.22)	(0.21)	(0.01)	(0.05)	—
NET ASSET VALUE AT END OF YEAR	$25.47	$23.06	$30.10	$25.00	$19.25
MARKET PRICE AT END OF YEAR(b)	$25.36	$22.98	$30.08	$24.80	$19.35
NET ASSET VALUE, TOTAL RETURN(c)	11.59%	(22.65)%	20.43%	30.16%	(42.76)%
MARKET PRICE TOTAL RETURN(c)	11.50%	(22.87)%	21.32%	28.45%	(42.45)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$71,314	$100,305	$162,530	$160,021	$111,674
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.67%	0.67%	0.67%	0.67%	0.67%
Expenses, prior to Waivers	0.76%	0.74%	0.74%	0.71%	0.73%
Net investment income (loss), after Waivers	1.16%	0.97%	0.22%	0.11%	(0.01)%
Portfolio turnover rate(d)	22%	27%	24%	31%	72%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Amount represents less than $0.005.

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PowerShares DWA Technical LeadersTM Portfolio (PDP)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$27.86	$26.52	$21.25	$14.14	$25.97
Net investment income (loss)(a)	0.23	0.07	0.04	0.06	0.07
Net realized and unrealized gain (loss) on investments	3.92	1.31	5.29	7.15	(11.86)
TOTAL FROM INVESTMENT OPERATIONS	4.15	1.38	5.33	7.21	(11.79)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.24)	(0.04)	(0.06)	(0.10)	(0.04)
NET ASSET VALUE AT END OF YEAR	$31.77	$27.86	$26.52	$21.25	$14.14
MARKET PRICE AT END OF YEAR(b)	$31.76	$27.86	$26.54	$21.24	$14.13
NET ASSET VALUE, TOTAL RETURN(c)	15.02%	5.22%	25.11%	51.28%	(45.40)%
MARKET PRICE TOTAL RETURN(c)	14.98%	5.15%	25.26%	51.31%	(45.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$876,929	$571,078	$450,904	$159,371	$138,549
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers(d)	0.67%	0.65%	0.70%	0.70%	0.69%
Expenses, prior to Waivers(d)	0.67%	0.65%	0.71%	0.73%	0.68%
Net investment income, after Waivers	0.82%	0.29%	0.19%	0.35%	0.38%
Portfolio turnover rate(e)	66%	96%	42%	52%	87%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that you bear indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Global Listed Private Equity Portfolio (PSP)

	Year Ended April 30,
	2013	2012	2011	2010		2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$9.22	$12.17	$10.04	$6.72		$20.27
Net investment income(a)	0.24	0.26	0.26	0.33		0.87
Net realized and unrealized gain (loss) on investments	2.64	(2.58)	2.41	3.27		(13.55)
TOTAL FROM INVESTMENT OPERATIONS	2.88	(2.32)	2.67	3.60		(12.68)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.40)	(0.56)	(0.54)	(0.28)		(0.87)
Return of capital	—	(0.07)	—	—		—
TOTAL DISTRIBUTIONS	(0.40)	(0.63)	(0.54)	(0.28)		(0.87)
NET ASSET VALUE AT END OF YEAR	$11.70	$9.22	$12.17	$10.04		$6.72
MARKET PRICE AT END OF YEAR(b)	$11.75	$9.25	$12.25	$10.06		$6.71
NET ASSET VALUE, TOTAL RETURN(c)	31.87%	(19.51)%	27.93%	54.20%		(64.23)%
MARKET PRICE TOTAL RETURN(c)	32.00%	(19.80)%	28.48%	54.70%		(64.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$408,492	$296,744	$493,622	$211,879		$60,476
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers(d)	0.70%	0.71%	0.70%	0.70%		0.70%
Expenses, prior to Waivers(d)	0.70%	0.76%	0.73%	0.72%		0.78%
Net investment income, after Waivers	2.47%	2.79%	2.50%	3.66%	(f)	7.75%
Portfolio turnover rate(e)	53%	88%	112%	121%		74%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that you bear indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(f)	Net investment income per share and the ratio of net investment income to average net assets include a special stock dividend in which the Fund elected a cash payment of $0.96 per share owned of American Capital Ltd. on August 7, 2009. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.27 and 2.94%, respectively.

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PowerShares Golden Dragon China Portfolio (PGJ)

	Year Ended April 30,
	2013		2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$21.56		$28.98	$25.03	$17.47	$28.88
Net investment income(a)	0.34		0.48	0.21	0.13	0.20
Net realized and unrealized gain (loss) on investments	(1.81)		(7.43)	3.92	7.63	(11.44)
TOTAL FROM INVESTMENT OPERATIONS	(1.47)		(6.95)	4.13	7.76	(11.24)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.44)		(0.47)	(0.18)	(0.17)	(0.17)
Return of capital	—		—	—	(0.03)	—
TOTAL DISTRIBUTIONS	(0.44)		(0.47)	(0.18)	(0.20)	(0.17)
NET ASSET VALUE AT END OF YEAR	$19.65		$21.56	$28.98	$25.03	$17.47
MARKET PRICE AT END OF YEAR(b)	$19.59		$21.49	$28.87	$25.04	$17.48
NET ASSET VALUE, TOTAL RETURN(c)	(6.73)%	(d)	(23.98)%	16.60%	44.51%	(39.06)%
MARKET PRICE TOTAL RETURN(c)	(6.70)%		(23.93)%	16.11%	44.49%	(38.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$181,744		$245,838	$446,292	$455,523	$279,490
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.70%		0.69%	0.70%	0.70%	0.69%
Expenses, prior to Waivers	0.75%		0.71%	0.72%	0.71%	0.71%
Net investment income, after Waivers	1.78%		2.08%	0.82%	0.56%	1.06%
Portfolio turnover rate(e)	63%		23%	15%	35%	20%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.004 per share. Had the pay-in not been made, the net asset value total return would have been (6.77)%.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Lux Nanotech Portfolio (PXN)

	Year Ended April 30,
	2013	2012	2011		2010		2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$6.37	$9.60	$10.33		$7.59		$14.07
Net investment income (loss)(a)	0.09	0.06	(0.00)	(e)	(0.00)	(e)	0.02
Net realized and unrealized gain (loss) on investments	0.40	(3.26)	(0.73)		2.76		(6.50)
TOTAL FROM INVESTMENT OPERATIONS	0.49	(3.20)	(0.73)		2.76		(6.48)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.09)	(0.03)	—		(0.02)		—
Return of capital	—	—	—		0.00	(e)	—
TOTAL DISTRIBUTIONS	(0.09)	(0.03)	—		(0.02)		—
NET ASSET VALUE AT END OF YEAR	$6.77	$6.37	$9.60		$10.33		$7.59
MARKET PRICE AT END OF YEAR(b)	$6.80	$6.37	$9.70		$10.32		$7.60
NET ASSET VALUE, TOTAL RETURN(c)	7.84%	(33.40)%	(7.07)%		36.39%		(46.06)%
MARKET PRICE TOTAL RETURN(c)	8.32%	(34.09)%	(6.01)%		36.08%		(45.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$19,635	$22,283	$38,390		$55,290		$39,484
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers(f)	0.70%	0.70%	0.70%		0.70%		0.70%
Expenses, prior to Waivers(f)	1.14%	1.08%	0.95%		0.85%		0.89%
Net investment income (loss), after Waivers	1.44%	0.90%	(0.04)%		(0.04)%		0.17%
Portfolio turnover rate(d)	30%	55%	58%		57%		50%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Amount represents less than $0.005.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that you bear indirectly is included in the Fund’s total return.

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PowerShares S&P 500 BuyWrite Portfolio (PBP)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$20.60	$21.52	$21.52	$17.54	$25.00
Net investment income(a)	0.33	0.29	0.29	0.27	0.38
Net realized and unrealized gain (loss) on investments	0.70	1.00	1.34	4.00	(7.38)
TOTAL FROM INVESTMENT OPERATIONS	1.03	1.29	1.63	4.27	(7.00)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.65)	(2.10)	(0.27)	(0.29)	(0.46)
Net realized gains	(0.15)	(0.11)	(1.36)	—	—
TOTAL DISTRIBUTIONS	(0.80)	(2.21)	(1.63)	(0.29)	(0.46)
NET ASSET VALUE AT END OF YEAR	$20.83	$20.60	$21.52	$21.52	$17.54
MARKET PRICE AT END OF YEAR(b)	$20.83	$20.65	$21.52	$21.52	$17.59
NET ASSET VALUE, TOTAL RETURN(c)	5.22%	6.74%	8.11%	24.48%	(28.26)%
MARKET PRICE TOTAL RETURN(c)	4.97%	7.02%	8.09%	24.11%	(28.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$205,222	$154,528	$120,511	$167,840	$84,211
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.61%	1.42%	1.37%	1.35%	2.09%
Portfolio turnover rate(d)	22%	58%	61%	51%	83%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares S&P 500® High Quality Portfolio (SPHQ)

	Year Ended April 30,
	2013	2012	2011	2010		2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$15.33	$14.64	$12.21	$9.60		$16.76
Net investment income(a)	0.33	0.26	0.20	0.00	(e)	0.04
Net realized and unrealized gain (loss) on investments	2.52	0.74	2.31	2.64		(7.19)
TOTAL FROM INVESTMENT OPERATIONS	2.85	1.00	2.51	2.64		(7.15)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.31)	(0.31)	(0.08)	(0.03)		(0.01)
Net asset value at end of year	$17.87	$15.33	$14.64	$12.21		$9.60
MARKET PRICE AT END OF YEAR(b)	$17.87	$15.33	$14.64	$12.21		$9.60
NET ASSET VALUE, TOTAL RETURN(c)	18.86%	7.04%	20.61%	27.63%		(42.66)%
MARKET PRICE TOTAL RETURN(c)	18.86%	7.04%	20.61%	27.63%		(42.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$228,736	$146,421	$112,695	$67,746		$71,048
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.39%	0.50%	0.52%	0.70%		0.70%
Expenses, prior to Waivers	0.55%	0.70%	0.84%	0.80%		0.72%
Net investment income (loss), after Waivers	2.06%	1.82%	1.49%	(0.03)%		0.27%
Portfolio turnover rate(d)	17%	14%	64%	138%		143%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Amount represents less than $0.005.

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PowerShares Water Resources Portfolio (PHO)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$18.78	$20.25	$18.05	$14.04	$20.66
Net investment income(a)	0.16	0.14	0.11	0.09	0.08
Net realized and unrealized gain (loss) on investments	3.28	(1.48)	2.19	4.03	(6.64)
TOTAL FROM INVESTMENT OPERATIONS	3.44	(1.34)	2.30	4.12	(6.56)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.16)	(0.13)	(0.10)	(0.11)	(0.06)
Net asset value at end of year	$22.06	$18.78	$20.25	$18.05	$14.04
MARKET PRICE AT END OF YEAR(b)	$22.05	$18.77	$20.24	$18.05	$14.02
NET ASSET VALUE, TOTAL RETURN(c)	18.48%	(6.59)%	12.81%	29.48%	(31.76)%
MARKET PRICE TOTAL RETURN(c)	18.49%	(6.59)%	12.75%	29.67%	(31.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$877,064	$825,510	$1,260,648	$1,335,033	$1,220,027
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.62%	0.62%	0.66%	0.64%	0.64%
Expenses, prior to Waivers	0.62%	0.62%	0.66%	0.64%	0.64%
Net investment income, after Waivers	0.81%	0.77%	0.63%	0.57%	0.49%
Portfolio turnover rate(d)	31%	44%	13%	20%	33%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares WilderHill Clean Energy Portfolio (PBW)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$5.08	$10.35	$10.12	$9.03	$20.94
Net investment income (loss)(a)	0.11	0.20	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.26)	(5.33)	0.26	1.11	(11.89)
TOTAL FROM INVESTMENT OPERATIONS	(0.15)	(5.13)	0.23	1.09	(11.91)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.14)	(0.14)	—	—	—
Net asset value at end of year	$4.79	$5.08	$10.35	$10.12	$9.03
MARKET PRICE AT END OF YEAR(b)	$4.79	$5.08	$10.33	$10.11	$8.99
NET ASSET VALUE, TOTAL RETURN(c)	(2.64)%	(49.78)%	2.27%	12.07%	(56.88)%
MARKET PRICE TOTAL RETURN(c)	(2.65)%	(49.68)%	2.18%	12.46%	(57.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$142,494	$178,016	$541,472	$657,486	$658,400
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%	0.69%
Expenses, prior to Waivers	0.70%	0.76%	0.75%	0.70%	0.69%
Net investment income (loss), after Waivers	2.48%	2.98%	(0.27)%	(0.18)%	(0.12)%
Portfolio turnover rate(d)	52%	46%	32%	42%	41%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares WilderHill Progressive Energy Portfolio (PUW)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$25.87	$30.68	$25.19	$17.38	$28.23
Net investment income(a)	0.35	0.14	0.10	0.14	0.13
Net realized and unrealized gain (loss) on investments	1.54	(4.71)	5.53	7.81	(10.91)
TOTAL FROM INVESTMENT OPERATIONS	1.89	(4.57)	5.63	7.95	(10.78)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.20)	(0.24)	(0.14)	(0.14)	(0.07)
Net asset value at end of year	$27.56	$25.87	$30.68	$25.19	$17.38
MARKET PRICE AT END OF YEAR(b)	$27.55	$25.86	$30.70	$25.19	$17.38
NET ASSET VALUE, TOTAL RETURN(c)	7.38%	(14.84)%	22.47%	45.96%	(38.23)%
MARKET PRICE TOTAL RETURN(c)	7.38%	(14.93)%	22.55%	45.96%	(38.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$38,584	$47,859	$75,175	$60,451	$39,970
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.70%	0.71%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.87%	0.86%	0.86%	0.84%	0.86%
Net investment income, after Waivers	1.40%	0.56%	0.37%	0.63%	0.62%
Portfolio turnover rate(d)	32%	36%	22%	52%	32%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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Index Providers

ISBC is the Index Provider for PowerShares Aerospace & Defense Portfolio. ISBC is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with ISBC to use the SPADETM Defense Index. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Cleantech is the Index Provider for PowerShares CleantechTM Portfolio. There is no relationship between Cleantech Indices LLC and the Distributor, the Adviser or the Trust other than a license by Cleantech to the Adviser of certain Cleantech trademarks and trade names, and The Cleantech IndexTM, for use by the Distributor, the Adviser and the Trust. Such trademarks, tradenames and The Cleantech IndexTM have been created and developed by Cleantech without regard to the Distributor, the Adviser, the Trust, their businesses, the Fund and/or any prospective investor. PowerShares Cleantech PortfolioTM is entitled to use the Cleantech IndexTM pursuant to a sub-licensing agreement with the Adviser.

Dorsey Wright is the Index Provider for PowerShares DWA Technical LeadersTM Portfolio. Dorsey Wright is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Dorsey Wright to use the Dorsey Wright Technical LeadersTM Index. PowerShares DWA Technical LeadersTM Portfolio is entitled to use the Dorsey Wright Technical LeadersTM Index pursuant to a sub-licensing agreement with the Adviser.

Red Rocks is the Index Provider for PowerShares Global Listed Private Equity Portfolio. There is no relationship between Red Rocks and the Distributor, the Adviser or the Trust other than a license by Red Rocks to the Adviser of certain Listed Private Equity Marks, trademarks and trade names, and the Red Rocks Global Listed Private Equity Index, for use by the Distributor, the Adviser and the Trust. Such trademarks, tradenames and the Red Rocks Global Listed Private Equity Index have been created and developed by Red Rocks without regard to the Distributor, the Adviser, the Trust, their businesses, the Fund and/or any prospective investor. PowerShares Global Listed Private Equity Portfolio is entitled to use the Red Rocks Global Listed Private Equity Index pursuant to a sub-licensing agreement with the Adviser.

The NASDAQ OMX Group, Inc. (“NASDAQ OMX”) is the Index Provider for PowerShares Golden Dragon China Portfolio and PowerShares Water Resources Portfolio. NASDAQ OMX is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with NASDAQ OMX to use each Fund’s respective Underlying Index. Each of PowerShares Golden Dragon China Portfolio and PowerShares Water Resources Portfolio is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Lux Research is the Index Provider for PowerShares Lux Nanotech Portfolio. Lux Research is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Lux Research to use the Underlying Index. PowerShares Lux Nanotech Portfolio is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

The Chicago Board Options Exchange, Incorporated (“CBOE”) performs the calculations of the CBOE S&P 500 BuyWrite IndexTM. CBOE has entered into an agreement with Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. In the agreement, CBOE has been granted the right to use the S&P 500® Index in calculations of the PowerShares S&P 500 BuyWrite Portfolio’s Underlying Index, and in the agreement CBOE has granted the right to S&P to grant licenses to third parties to use the Underlying Index. S&P has granted a license to the Adviser to use the CBOE S&P 500 BuyWrite IndexTM. PowerShares S&P 500 BuyWrite Portfolio is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

“S&P,” “S&P 500” and “S&P 500® Index”, are registered trademarks of Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. and “BuyWrite” and “CBOE” are trademarks of CBOE. These marks have been licensed by the Adviser. PowerShares S&P 500 BuyWrite Portfolio is not sponsored, endorsed, sold or promoted by S&P or CBOE, and S&P and CBOE make no representation regarding the advisability of investing in PowerShares S&P 500 BuyWrite Portfolio. Each of PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500® High Quality Portfolio is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

“CBOE®” is a registered trademark of CBOE, and CBOE S&P 500 BuyWrite IndexTM is a trademark of CBOE (except that S&P retains the rights in its trademarks embedded in such trademarks).

PowerShares S&P 500® High Quality Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing the PowerShares S&P 500® High Quality Portfolio. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

WilderHill is the Index Provider for PowerShares WilderHill Clean Energy Portfolio. WilderHill is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with WilderHill to use the WilderHill Clean Energy Index. S&P is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with S&P to use the Fund’s Underlying Index. The Fund is entitled to use the WilderHill Clean Energy Index pursuant to a sub-licensing agreement with the Adviser. Each of PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Progressive Energy Index LLC is the Index Provider for PowerShares WilderHill Progressive Energy Portfolio. There is no relationship between Progressive Energy Index LLC and the Distributor, the Adviser or the Trust other than a license by Progressive Energy Index LLC to the Adviser of certain WilderHill trademarks and trade names, and the Progressive Energy Index, for use by the Distributor, the Adviser and the Trust. Such trademarks, tradenames and the Progressive Energy Index have been created and developed by WilderHill without regard to the Distributor, the Adviser, the Trust, their businesses, the Fund and/or any prospective investor.

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No entity that creates, compiles, sponsors or maintains the Underlying Indexes is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Set forth below is a list of each Fund and the Underlying Index upon which it is based:

Fund	Underlying Index
PowerShares Aerospace & Defense Portfolio	SPADETM Defense Index
PowerShares CleantechTM Portfolio	The Cleantech IndexTM
PowerShares DWA Technical LeadersTM Portfolio	Dorsey Wright Technical LeadersTM Index
PowerShares Global Listed Private Equity Portfolio	Red Rocks Global Listed Private Equity Index
PowerShares Golden Dragon China Portfolio	NASDAQ Golden Dragon China Index
PowerShares Lux Nanotech Portfolio	Lux Nanotech IndexTM
PowerShares S&P 500 BuyWrite Portfolio	CBOE S&P 500 BuyWrite IndexTM
PowerShares S&P 500® High Quality Portfolio	S&P 500® High Quality Rankings Index
PowerShares Water Resources Portfolio	NASDAQ OMX US Water IndexSM
PowerShares WilderHill Clean Energy Portfolio	WilderHill Clean Energy Index
PowerShares WilderHill Progressive Energy Portfolio	WilderHill Progressive Energy Index

Disclaimers

The SPADETM Defense Index is a registered trademark of the ISBC and has been licensed for use for certain purposes by the Adviser. The Cleantech IndexTM is a trademark of Cleantech and has been licensed for use for certain purposes by the Adviser. The Dorsey Wright Technical LeadersTM Index is a trademark of Dorsey Wright and has been licensed for use for certain purposes by the Adviser. The NASDAQ Golden Dragon China Index is a trademark of NASDAQ OMX and has been licensed for use for certain purposes by the Adviser. The Red Rocks Global Listed Private Equity Index is a trademark of Red Rocks and has been licensed for use for certain purposes by the Adviser. The Lux Nanotech IndexTM is a trademark of Lux Research and has been licensed for use for certain purposes by the Adviser. The CBOE S&P 500 BuyWrite IndexTM is a registered trademark of CBOE and has been licensed for use for certain purposes by the Adviser. The NASDAQ OMX US Water IndexSM is a trademark of NASDAQ OMX and has been licensed for use by the Adviser. The WilderHill Clean Energy Index is a trademark of WilderShares and has been licensed for use for certain purposes by the Adviser. The Progressive Energy Index is a trademark of WilderHill and has been licensed for use for certain purposes by the Adviser.

The “S&P 500® High Quality Rankings Index” (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500® High Quality Portfolio are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500® High Quality Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500® High Quality Portfolio particularly or the ability of the S&P 500® High Quality Rankings Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the S&P 500® High Quality Rankings Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® High Quality Rankings Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or the PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500® High Quality Portfolio. S&P Dow Jones Indices have no obligation to take the needs of the Adviser or the owners of PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500® High Quality Portfolio into consideration in determining, composing or calculating the S&P 500® High Quality Rankings Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500® High Quality Portfolio or the timing of the issuance or sale of PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500® High Quality Portfolio or in the determination or calculation of the equation by which PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500® High Quality Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500® High Quality Portfolio. There is no assurance that investment products based on the S&P 500® High Quality Rankings Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

None of the Funds are sponsored, endorsed, sold or promoted by ISBC, Cleantech, Dorsey Wright, Red Rocks, Lux Research, S&P, NASDAQ OMX, WilderShares, Progressive Energy Index or WilderHill, as the case may be, and none of ISBC, Cleantech, Dorsey Wright, Red Rocks, Lux Research, S&P, NASDAQ OMX, WilderShares, Progressive Energy Index or WilderHill makes any representation regarding the advisability of investing in Shares of the Funds.

ISBC’s only relationship to the Adviser is ISBC’s licensing to the Adviser certain ISBC trademarks, the Underlying Index and trade

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name, which are composed by ISBC without regard to the Adviser, this product or any investor. PowerShares Aerospace & Defense Portfolio and its Shares are not sponsored, endorsed, sold or promoted by ISBC. ISBC makes no warranty or representation, regarding the advisability of purchasing, holding or trading this product or investing in securities generally or in the Fund particularly or the ability of any data supplied by ISBC to track general stock market performance. ISBC’s only relationship to the Adviser is the licensing of certain trademarks and trade names of ISBC and of the data supplied by ISBC which is determined, composed and calculated by ISBC without regard to the Fund or its Shares. ISBC has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the data supplied by ISBC. ISBC is not responsible for and has not participated in the determination of the prices of the common shares of the Fund or the timing of the issuance or sale of such common shares. ISBC has no obligation or liability in connection with the administration, marketing or trading of the Fund or its Shares. The Red Rocks Global Listed Private Equity Index is a trademark of Red Rocks and has been licensed for use for certain purposes by the Adviser. The Progressive Energy Index is a trademark of Progressive Energy Index LLC and has been licensed for use for certain purposes by the Adviser.

Cleantech, Red Rocks and WilderHill make no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. Cleantech’s only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Cleantech trademarks and trade names of Cleantech without regard to the Distributor, the Adviser or the Trust. Red Rocks’ only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Red Rocks trademarks and trade names of Red Rocks without regard to the Distributor, the Adviser or the Trust. The Progressive Energy Index’s only relationship to the Distributor, the Adviser or the Trust is the licensing of certain WilderHill trademarks and trade names of WilderHill and Progressive Energy Index.

The Underlying Indexes provided by Cleantech, Red Rocks, Progressive Energy Index, WilderShares and WilderHill are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. Cleantech, Red Rocks, Progressive Energy Index, WilderShares and WilderHill have no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Indices. Cleantech, Red Rocks, Progressive Energy Index, WilderShares and WilderHill are not responsible for and have not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Cleantech, Red Rocks, Progressive Energy Index, WilderShares and WilderHill have no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. Cleantech, Red Rocks, Progressive Energy Index, WilderShares and WilderHill do not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and Cleantech, Red Rocks, Progressive Energy Index, WilderShares and WilderHill shall have no liability for any errors, omissions, or interruptions therein. Cleantech, Red Rocks, Progressive Energy Index,

WilderShares and WilderHill make no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indexes or any data included therein. Cleantech, Red Rocks, Progressive Energy Index, WilderShares and WilderHill make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein, the Funds, the Trust or the Shares. Without limiting any of the foregoing, in no event shall Cleantech, Red Rocks, Progressive Energy Index, WilderShares and WilderHill have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Indexes or any data included therein, the Funds, the Trust or the Shares, even if notified of the possibility of such damages.

There is no relationship between Dorsey Wright and the Adviser, the Distributor or the Trust other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and trade names, and the Dorsey Wright Technical LeadersTM Index, for use by the Adviser, the Distributor or the Trust. Such trademarks, trade names and Underlying Index have been created and developed by Dorsey Wright without regard to and independently of the Adviser, the Distributor and the Trust, their businesses, their development of the Fund, and/or any prospective investor. The Trust and the Adviser have arranged with Dorsey Wright to license ETF Investment Models such as the Underlying Index based on Point & Figure Analysis for possible inclusion in funds which the Trust and the Adviser independently develop and promote. The licensing of any Model such as the Underlying Index to the Adviser, the Distributor or the Trust is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor’s portfolio should be devoted to any ETF product developed by the Adviser, the Distributor or the Trust with reference to a Dorsey Wright Investment Model is a determination made solely by the Adviser serving the investor or the investor himself, not Dorsey Wright. Dorsey Wright is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Dorsey Wright shall have no liability for any errors, omissions, or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Index or any data included therein. Dorsey Wright makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein, the Fund, the Trust or the Shares.

Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, the Fund, the Trust or the Shares, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or

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the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

PowerShares Golden Dragon China Portfolio is not sponsored, endorsed, sold or promoted by the NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ Golden Dragon China Index to track general stock market performance. The Corporations’ only relationship to Invesco PowerShares Capital Management LLC (“Licensee”) is in the licensing of the NASDAQ®, OMX®, NASDAQ OMX®, and NASDAQ Golden Dragon China IndexSM registered trademarks, and certain trade names and service marks of the Corporations and the use of the NASDAQ Golden Dragon China Index which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Fund. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the NASDAQ Golden Dragon China Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ GOLDEN DRAGON CHINA INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ GOLDEN DRAGON CHINA INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ GOLDEN DRAGON CHINA INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR

CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Lux, Lux Research and Lux Nanotech Index are trademarks of Lux and have been licensed for use for certain purposes by the Adviser based on the Lux Nanotechnology Index and are not sponsored, endorsed, sold or promoted by Lux Research, and Lux Research makes no representation regarding the advisability of investing in such product(s).

The Shares of PowerShares Lux Nanotech Portfolio, a series of the Trust, are not sponsored, endorsed, sold or promoted by Lux Research. Lux Research makes no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly or the ability of the Lux Nanotechnology Index to track general stock market performance. Lux Research’s only relationship to the Adviser is the licensing of certain trademarks and trade names of Lux Research and of the Lux Nanotechnology Index which is determined, composed and calculated by Lux Research without regard to the Adviser, the Trust or the Shares. Lux Research has no obligation to take the needs of the Adviser or the owners of the Shares into consideration in determining, composing or calculating the Lux Nanotech Index. Lux Research is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Shares. Lux Research has no obligation or liability in connection with the administration, marketing or trading of the Shares.

LUX RESEARCH DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE LUX NANOTECH INDEX AND/OR ANY DATA INCLUDED THEREIN. LUX RESEARCH MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE TRUST OR ANY OWNER OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE LUX NANOTECHNOLOGY INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. LUX RESEARCH MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE LUX NANOTECHNOLOGY INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LUX RESEARCH HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares S&P 500 BuyWrite Portfolio is not sponsored, endorsed, sold or promoted by the CBOE and CBOE does not make any representation regarding the advisability of investing in Shares of the Fund. The CBOE makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly.

The CBOE S&P 500 BuyWrite IndexTM is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. The CBOE has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares

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into consideration in determining, composing or calculating the CBOE S&P 500 BuyWrite IndexTM. The CBOE has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures, relating to the Shares. The CBOE is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. The CBOE has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. The CBOE does not guarantee the accuracy and/or the completeness of the CBOE S&P 500 BuyWrite IndexTM or any data included therein, and the CBOE shall have no liability for any errors, omissions, or interruptions therein. The CBOE makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indices or any data included therein. The CBOE makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the CBOE S&P 500 BuyWrite IndexTM or any data included therein, the Fund, the Trust or the Shares. Without limiting any of the foregoing, in no event shall the CBOE have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the CBOE S&P 500 BuyWrite IndexTM or any data included therein, the Fund, the Trust or the Shares, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the CBOE S&P 500 BuyWrite IndexTM or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the CBOE S&P 500 BuyWrite IndexTM or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the CBOE S&P 500 BuyWrite IndexTM or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the CBOE S&P 500 BuyWrite IndexTM even if notified of the possibility of such damages.

THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

POWERSHARES S&P 500 BUYWRITE PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR’S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. OR THE CHICAGO BOARD OPTIONS EXCHANGE, INCORPORATED (“CBOE”). S&P AND CBOE MAKE NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF POWERSHARES S&P 500 BUYWRITE PORTFOLIO OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN POWERSHARES S&P 500 BUYWRITE PORTFOLIO. THE CBOE S&P 500 BUYWRITE INDEXTM (THE “BXM INDEX”) IS A BENCHMARK INDEX DESIGNED

TO TRACK THE PERFORMANCE OF A HYPOTHETICAL BUY-WRITE STRATEGY ON THE S&P 500® INDEX. S&P’S AND CBOE’S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P, CBOE AND THE BXM INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY CBOE WITHOUT REGARD TO THE ADVISER OR POWERSHARES S&P 500 BUYWRITE PORTFOLIO. CBOE HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF POWERSHARES S&P 500 BUYWRITE PORTFOLIO INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE BXM INDEX. S&P AND CBOE ARE NOT RESPONSIBLE FOR, AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF POWERSHARES S&P 500 BUYWRITE PORTFOLIO TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH POWERSHARES S&P 500 BUYWRITE PORTFOLIO IS TO BE CONVERTED INTO CASH. S&P AND CBOE HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF POWERSHARES S&P 500 BUYWRITE PORTFOLIO. CBOE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE BXM INDEX FROM SOURCES THAT CBOE CONSIDERS RELIABLE, BUT S&P AND CBOE ACCEPT NO RESPONSIBILITY FOR, AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P AND CBOE DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BXM INDEX OR ANY DATA INCLUDED THEREIN. S&P AND CBOE MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE BXM INDEX OR ANY DATA INCLUDED THEREIN. S&P AND CBOE MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL CONDITIONS AND WARRANTIES IMPLIED BY STATUE, GENERAL LAW OR CUSTOM, INCLUDING BUT NOT LIMITED TO WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE BXM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CBOE OR S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

As the Index Provider, Standard & Poor’s only relationship is to the CBOE S&P 500 BuyWrite IndexTM and S&P 500® High Quality Rankings Index (together, the “S&P Indexes”), which are determined, composed and calculated by Standard & Poor’s without regard to the Fund. Standard & Poor’s has no obligation to take the needs of the owners of Shares into consideration in determining, composing or calculating the CBOE S&P 500 BuyWrite IndexTM and S&P 500® High Quality Rankings Index. Standard & Poor’s is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Shares.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P

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DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE POWERSHARES S&P 500 BUYWRITE PORTFOLIO AND POWERSHARES S&P 500® HIGH QUALITY PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Progressive Energy Index makes no representation or warranty, express or implied, to the owners of Shares of PowerShares WilderHill Clean Energy Portfolio or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. As the Index Provider, Progressive Energy Index’s only relationship to the Adviser is the Index Provider’s licensing to the Adviser certain Progressive Energy Index trademarks, the Underlying Index and tradenames which are composed by Progressive Energy Index without regard to the Adviser, this product or any investor.

THERE IS NO RELATIONSHIP BETWEEN WILDERSHARES AND THE ADVISER OTHER THAN A LICENSE BY WILDERSHARES TO THE ADVISER OF CERTAIN WILDERSHARES TRADEMARKS AND TRADE NAMES, AND THE INDEX, FOR USE BY THE ADVISER. SUCH TRADEMARKS, TRADE NAMES AND INDEX HAVE BEEN CREATED AND DEVELOPED BY WILDERSHARES WITHOUT REGARD TO THE ADVISER, ITS BUSINESS, THIS PRODUCT AND/OR ANY PROSPECTIVE INVESTOR.

The PowerShares Water Resources Portfolio is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ OMX US Water IndexSM, to track general stock market performance. The Corporations’ only relationship to PowerShares (“Licensee”) is in the licensing of the NASDAQ®, OMX®, NASDAQ OMX®, NASDAQ OMX US Water IndexSM, trade/service marks, and certain trade names of the Corporations and the use of the NASDAQ OMX US Water IndexSM which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Fund. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the NASDAQ OMX US Water IndexSM. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ OMX US WATER INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SUCH FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ OMX US WATER INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ OMX US WATER INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters is available at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment

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companies enter into an agreement with the Trust on behalf of a Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If a Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Household for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in housed holding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, Funds and Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds’ investments also is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or to make shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time

Write:	PowerShares Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173

Visit:	www.InvescoPowerShares.com

Information about the Funds (including the SAI Information) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21265.

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PowerShares Exchange-Traded Fund Trust		P-PS-PRO-4
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
www.invescopowershares.com 800.983.0903	@PowerShares

Prospectus	August 30, 2013

PowerShares Exchange-Traded Fund Trust

PWB	PowerShares Dynamic Large Cap Growth Portfolio	NYSE Arca, Inc.

PWV	PowerShares Dynamic Large Cap Value Portfolio	NYSE Arca, Inc.

PZI	PowerShares Zacks Micro Cap Portfolio	NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2

PWB	PowerShares Dynamic Large Cap Growth Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Large Cap Growth Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Large Cap Growth IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.59%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of large capitalization companies that comprise the Underlying Intellidex. NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) considers a company to be a large capitalization company if it falls within the Underlying Intellidex model, as described below. The Underlying Intellidex for the Fund is composed of 50 large capitalization U.S. growth stocks that, strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes principally on the basis of their capital appreciation potential. The Intellidex Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary NYSE Arca Intellidex model.

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Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Growth Investing Style Risk. The market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying

Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Large Capitalization Company Risk. Companies with large market capitalizations may go in and out of favor based on market and economic conditions. Although larger companies tend to be less volatile than companies with smaller market capitalizations, returns on investments in securities of large capitalization U.S. companies could trail the returns on investments in stocks of smaller companies.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

4

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers or expense assumptions, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 14.00%.

Best Quarter	Worst Quarter
15.49% (1st Quarter 2012)	(26.06)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (03/03/05)
Return Before Taxes	18.64%	1.04%	3.74%
Return After Taxes on Distributions	18.44%	0.92%	3.65%
Return After Taxes on Distributions and Sale of Fund Shares	12.38%	0.86%	3.22%
Dynamic Large Cap Growth IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	19.33%	1.72%	4.44%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.28%

	1 Year	5 Years	Since Inception (03/03/05)
S&P 500 Growth Index (reflects no deduction for fees, expenses or taxes)	14.61%	3.39%	5.15%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	5.53%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser; and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 12 of the Prospectus.

5

PWV	PowerShares Dynamic Large Cap Value Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Large Cap Value Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Large Cap Value IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.59%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of large capitalization companies that comprise the Underlying Intellidex. NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) considers a company to be a large capitalization company if it falls within the Underlying Intellidex model, as described below. The Underlying Intellidex for the Fund is composed of 50 large capitalization U.S. value stocks that, strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider included principally on the basis of their capital appreciation potential. The Intellidex Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary NYSE Arca Intellidex model.

6

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Value Investing Style Risk. “Value” securities are subject to the risk that the valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and, at times, may be lower or higher than that of other types of investments.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Large Capitalization Company Risk. Companies with large market capitalizations may go in and out of favor based on market and economic conditions. Although larger companies tend to be less volatile than companies with smaller market capitalizations, returns on investments in securities of large capitalization U.S. companies could trail the returns on investments in stocks of smaller companies.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

7

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers or expense assumptions, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 16.98%.

Best Quarter	Worst Quarter
14.96% (2nd Quarter 2009)	(14.17)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Five Years	Since Inception (03/03/05)
Return Before Taxes	16.17%	3.81%	7.19%
Return After Taxes on Distributions	15.75%	3.45%	6.84%
Return After Taxes on Distributions and Sale of Fund Shares	11.05%	3.21%	6.23%
Dynamic Large Cap Value IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	16.90%	4.51%	7.92%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.28%

	1 Year	Five Years	Since Inception (03/03/05)
S&P 500 Value Index (reflects no deduction for fees, expenses or taxes)	17.68%	(0.15)%	3.35%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	0.59%	3.59%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser; and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 12 of the Prospectus.

8

PZI	PowerShares Zacks Micro Cap Portfolio

Summary Information

Investment Objective

The PowerShares Zacks Micro Cap Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Zacks Micro Cap IndexTM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.48%
Acquired Fund Fees and Expenses(1)	0.23%
Total Annual Fund Operating Expenses	1.21%
Fee Waivers and Expense Assumption(2)	0.28%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.93%

(1)	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
(2)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014 and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$95	$356	$638	$1,441

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent

9

fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of micro capitalization companies that comprise the Underlying Index. Zacks Investment Research (“Zacks” or the “Index Provider”) considers a company to be a micro capitalization company if it falls within the Underlying Index model, as described below. As of June 30, 2013, the Underlying Index was composed of 400 U.S. stocks that, strictly in accordance with its guidelines and mandated procedures, Zacks includes from a universe of 7,000 domestic companies. For the purpose of constituent selection, the micro capitalization subset is defined relative to the entire investable universe of stocks, with the upper threshold equal to 0.15% of the capitalization of the largest capitalization domestic company at the time of selection (as of June 30, 2013 approximately $600 million) and a minimum capitalization of approximately 0.015% of the largest capitalization domestic company (as of June 30, 2013 approximately $60 million).

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Micro Capitalization Company Risk. Investments in the securities of micro capitalization companies involve substantially greater risks of loss and price fluctuations than stocks with larger capitalization. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may experience significant losses), their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and they may lack management depth. In addition, less public information may be available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, the Fund may take a long time before it realizes a gain, if any, on an investment in a micro capitalization company.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market;

or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

10

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers or expense assumptions, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 19.41%.

Best Quarter	Worst Quarter
20.88% (2nd Quarter 2009)	(29.12)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (08/18/05)
Return Before Taxes	19.55%	(3.68)%	(1.94)%
Return After Taxes on Distributions	19.19%	(3.86)%	(2.08)%
Return After Taxes on Distributions and Sale of Fund Shares	13.16%	(3.11)%	(1.64)%
Zacks Micro Cap IndexTM (reflects no deduction for fees, expenses or taxes)	18.19%	(4.43)%	(2.54)%

	1 Year	5 Years	Since Inception (08/18/05)
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.34%
Russell Microcap® Index (reflects no deduction for fees, expenses or taxes)	19.75%	1.46%	2.52%
Dow Jones Select Micro Cap Index (reflects no deduction for fees, expenses or taxes)	16.69%	2.10%	3.59%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser; and Vice President of the Trust	June 2007
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 12 of the Prospectus.

11

Summary Information About Purchases and Sales and Taxes

Purchase and Sale of Shares

Each Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

Individual Shares of the Funds may be purchased and sold only on a national securities exchange through brokers. Shares of the Funds are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares of each Fund will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Each Fund’s distributions generally will be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

Each Fund generally will invest at least 90% of its total assets in securities that comprise its respective Underlying Intellidex or Underlying Index. Each Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of its Underlying Intellidex or Underlying Index. The Adviser seeks correlation over time of 0.95 or better between a Fund’s performance and the performance of its Underlying Intellidex or Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Intellidex or Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Intellidex or Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Intellidex’s or Underlying Index’s returns. Because each Fund uses an indexing approach to try to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each Fund generally invests in all of the securities comprising its Underlying Intellidex or Underlying Index in proportion to the weightings of the securities in the Underlying Intellidex or Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its Underlying Intellidex or Underlying Index as a whole. There also may be instances in which the Adviser may choose to (i) overweight a security in the applicable Underlying Intellidex or Underlying Index, (ii) purchase securities not contained in an Underlying Intellidex or Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Intellidex or Underlying Index, or (iii) utilize various combinations of other available investment techniques, in seeking to track an Underlying Intellidex or Underlying Index. Each Fund may sell securities that are included in the applicable Underlying Intellidex or Underlying Index in anticipation of their removal from the Underlying Intellidex or Underlying Index or purchase securities not included in the Underlying Intellidex or Underlying Index in anticipation of their addition to the Underlying Intellidex or Underlying Index.

Additional information about the construction of each Fund’s respective Underlying Intellidex or Underlying Index is set forth below.

General Underlying Intellidex Information

For PowerShares Dynamic Large Cap Growth Portfolio and PowerShares Dynamic Large Cap Value Portfolio, the methodology of each Underlying Intellidex is intended to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts the companies based on their cumulative scores. The Intellidex Provider identifies component stocks for each Underlying Intellidex from among the companies with the highest-ranking cumulative score (“Model Score”) within their respective sub-groups.

Dynamic Large Cap Growth IntellidexSM Index

The Underlying Intellidex for PowerShares Dynamic Large Cap Growth Portfolio is composed of 50 large capitalization U.S. growth stocks that, strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes principally on the basis of their capital appreciation potential. The Intellidex Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary NYSE Arca Intellidex model. The Intellidex Provider then divides the universe of companies into groups based on size, style and sub-size in the following manner:

a. The Intellidex Provider segregates the universe of stocks into three size groups: large cap, mid cap and small cap. The Intellidex Provider considers the 250 largest stocks large cap, it considers the next 750 mid cap and it considers the remaining 1,000 stocks small cap.

b. The Intellidex Provider divides large cap stocks into growth stocks and value stocks. The Intellidex Provider bases a stock’s characterization as growth or value on a multi-factor methodology. The Intellidex Provider then divides the large cap growth universe into two sub-groups based on market capitalization. The top quintile is one sub-group. The Intellidex Provider includes 15 of the top-ranked relatively larger stocks in this sub-group, and they collectively receive 50% of the weight with each larger stock

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receiving 3.3%. The bottom four quintiles are another sub-group. The Intellidex Provider includes 35 of the top-ranked relatively smaller stocks in this sub-group, and they collectively receive 50% of the weight with each smaller stock receiving 1.4%.

Dynamic Large Cap Value IntellidexSM Index

The Underlying Intellidex for PowerShares Dynamic Large Cap Value Portfolio is composed of 50 large capitalization U.S. value stocks that, strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider included principally on the basis of their capital appreciation potential. The Intellidex Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary NYSE Arca Intellidex model. The Intellidex Provider then divides the universe of companies into groups based on size, style and sub-size in the following manner:

a. The Intellidex Provider segregates the universe of stocks into three size groups: large cap, mid cap and small cap. The Intellidex Provider considers the 250 largest stocks to be large cap, it considers the next 750 mid cap and it considers the remaining 1,000 stocks small cap.

b. The Intellidex Provider divides large cap stocks into growth stocks and value stocks. The Intellidex Provider bases a stock’s characterization as growth or on a multi-factor methodology. The Intellidex Provider then divides the large cap value universe into two sub-groups based on market capitalization. The top quintile is one sub-group. The Intellidex Provider includes 15 of the top-ranked relatively larger stocks in this sub-group, and they collectively receive 50% of the weight with each larger stock receiving 3.3%. The bottom four quintiles are another sub-group. The Intellidex Provider includes 35 of the top-ranked relatively smaller stocks in this sub-group, and they collectively receive 50% of the weight, with each smaller stock receiving 1.4%.

Zacks Micro Cap IndexTM

The Index Provider designs the selection methodology of the Underlying Index for PowerShares Zacks Micro Cap Portfolio to identify companies with potentially superior risk-return profiles as determined by Zacks. The objective of the Underlying Index is to actively represent a group of stocks that has the potential to outperform passive benchmark micro capitalization indices (such as the Russell and Dow Jones Select Micro Cap Indices) and other actively managed U.S. micro capitalization strategies. The Underlying Index constituent selection methodology developed by Zacks is designed to be an effective, quantitative approach to selecting stocks with the greatest potential for capital appreciation from the micro capitalization subset of the domestic equity universe. The Underlying Index constituent selection methodology utilizes a Zack’s proprietary composite scoring system that measures companies on the basis of relative value and momentum. Zacks screens the Underlying Index constituents on a weekly basis for potential removal based on a proprietary quantitative ranking and reconstitutes and rebalances the Underlying Index on a quarterly basis. As companies must achieve a minimum threshold on all factors, the actual number of companies may vary on a weekly basis. The composition of the Fund’s portfolio therefore will change to the extent necessary to replicate the Underlying Index.

Potential Underlying Index constituents include all domestic listed equities with a market capitalization between 0.015% and 0.15% of the largest capitalization domestic U.S. company at the time of selection (as of June 30, 2013 approximately $60 million to $600 million in market capitalization) exclusive of American depositary receipts and over-the-counter bulletin board and penny stocks. The actual number of constituents in the Underlying Index will vary over time, but typically will range between 300 and 500 stocks that achieve the threshold composite ranking based on a proprietary multi-factor quantitative analysis that ranks each security on the basis of relative value and momentum. Strictly in accordance with its guidelines and mandated procedures, Zacks ranks and sorts each company from highest to lowest by each factor subset, then combines the rankings to establish a composite profile. A security may be an Underlying Index constituent only if it achieves a minimum threshold ranking on each factor.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section.

Growth Risk

PowerShares Dynamic Large Cap Growth Portfolio employs a “growth” style of investing. The market values of such securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

Value Risk

PowerShares Dynamic Large Cap Value Portfolio employs a “value” style of investing, which emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Different types of securities tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and, at times, may be lower or higher than that of other types of investments.

Micro Capitalization Company Risk

For PowerShares Zacks Micro Cap Portfolio, investments in the securities of micro capitalization companies involve substantially greater risks of loss and price fluctuations than other securities with larger capitalizations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and they may lack management depth. In addition, less public information may be available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also,

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the Fund may take a long time before it realizes a gain, if any, on an investment in a micro capitalization company.

Large Capitalization Company Risk

Companies with large market capitalizations may go in and out of favor based on market and economic conditions. Although larger companies tend to be less volatile than companies with smaller market capitalizations, the returns on investments in securities of large capitalization U.S. companies for PowerShares Dynamic Large Cap Growth Portfolio and PowerShares Dynamic Large Cap Value Portfolio could trail the returns on investments in securities of smaller companies.

Equity Risk

Equity risk is the risk that the value of the securities each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities each Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in each Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk

In following its methodology, a Fund’s Underlying Index or Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index or Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Information about the Funds’ exposure to a particular industry is available in the Funds’ Annual and Semi-Annual Reports to Shareholders, as well as on their Forms N-Q as filed with the Securities and Exchange Commission.

Non-Correlation Risk

A Fund’s returns may not match the return of its Underlying Intellidex or Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Intellidex or Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Intellidex or Underlying Index. In addition, the performance of a Fund and its Underlying Intellidex or Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Intellidex or Underlying Index resulting from legal restrictions, costs or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Intellidex or Underlying Index may be adversely affected. Since each Underlying Intellidex or Underlying Index is not subject to the tax diversification requirements to which a Fund must adhere, a Fund may be required to deviate its investments from the securities, contained in, and relative weightings of, its Underlying Intellidex or Underlying Index. A Fund may not invest in certain securities included in its respective Underlying Intellidex or Underlying Index due to liquidity constraints. Liquidity constraints also may delay a Fund’s purchase or sale of securities included in its respective Underlying Intellidex or Underlying Index. For tax efficiency purposes, the Funds may sell certain securities to realize losses, causing it to deviate from its respective Underlying Intellidex or Underlying Index.

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact a Fund’s ability to track its Underlying Intellidex or Underlying Index. For example, in regulated industries, and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Adviser, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.

The Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund or the need to reserve cash held by the Fund to meet redemptions and expenses or low assets (particularly when a Fund is new and has operated for only a short period). If a Fund utilizes a sampling approach, its return may not correlate as well with the return of its Underlying Intellidex or Underlying Index, as would be the case if it purchased all of the securities in its Underlying Intellidex or Underlying Index with the same weightings as its Underlying Intellidex or Underlying Index.

Index Risk

Unlike many investment companies, the Funds do not utilize investing strategies that seeks returns in excess of the Underlying Index or Underlying Intellidex, as applicable. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the respective Underlying Index or Underlying Intellidex, even if that security generally is underperforming.

Market Risk

The securities in each Underlying Index or Underlying Intellidex are subject to market fluctuations. You should anticipate that the

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value of the Shares will decline, more or less, in correlation with any decline in value of the securities in its respective Underlying Index or Underlying Intellidex.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of a Fund. Any of these factors may lead to the Shares trading at a premium or discount to a Fund’s NAV.

Non-Principal Investment Strategies

Each Fund, after investing 90% of its total assets in securities that comprise its respective Underlying Intellidex or Underlying Index, may invest its remaining assets in securities not included in its Underlying Intellidex or Underlying Index, in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in options and futures contracts. The Funds may use options and futures contracts (and convertible securities and structured notes) to seek performance that corresponds to its respective Underlying Intellidex or Underlying Index and to manage cash flows. The Adviser anticipates that it may take approximately three business days (a business day is any day that the NYSE is open) for the Adviser to fully reflect the additions and deletions to each Fund’s respective Underlying Intellidex or Underlying Index in the portfolio composition of that Fund.

Each Fund normally will invest at least 80% of its total assets in securities suggested by the name of that Fund (the “80% investment policy”). Each Fund considers securities suggested by the name of that Fund to be those securities that comprise its respective Underlying Intellidex or Underlying Index.

Each of the investment policies described herein, including each Fund’s investment objective, constitutes a non-fundamental policy that the Board of Trustees (the “Board”) of PowerShares Exchange-Traded Fund Trust (the “Trust”) may change at any time without shareholder approval. The Board also may change the 80% investment policy of each Fund without shareholder approval, but only upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the Funds are set forth in the Trust’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

PowerShares Zacks Micro Cap Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, PowerShares Zacks Micro Cap

Portfolio receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked to market on a daily basis.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Risks of Futures and Options

Each Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in its respective Underlying Intellidex or Underlying Index, to facilitate trading or to reduce transaction costs. The Funds will not use futures or options for speculative purposes.

Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of the stock index future and the movement in the Underlying Intellidex or Underlying Index. In the event of adverse price movements, each Fund would remain required to make daily cash payments to maintain its required margin. The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. However, each Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.

Each Fund must segregate liquid assets or take other appropriate measures to “cover” open positions in futures contracts. For futures contracts that do not cash settle, each Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, each Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value. For more information, see “Investment Strategies and Risks—Futures and Options” in the SAI.

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If PowerShares Zacks Micro Cap Portfolio is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of cash collateral.

Shares May Trade at Prices Different than NAV

The NAV of each Fund’s Shares generally will fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on NYSE Arca. The Adviser cannot predict whether the

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Shares will trade below, at, or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund’s Underlying Intellidex or Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Issues

Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of each Fund will continue to be met or will remain unchanged.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis, and are created and redeemed principally in-kind in Creation Units at closing NAVs. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for each Fund or its ongoing shareholders.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Trust’s portfolio holdings is available in the Trust’s SAI, which is available at www.InvescoPowerShares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60615.

Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund

Trust II, a family of exchange-traded funds (“ETFs”) with combined assets under management of $36.6 billion as of July 31, 2013. The Trust currently is comprised of 55 ETFs.

As the Funds’ investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Michael Jeanette, Brian Picken and Theodore Samulowitz. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been employed by the Adviser since May 2005. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since June 2007. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since August 2008. Mr. Jeanette has been a Portfolio Manager of the Adviser since August 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007.

Brian Picken is a Vice President and Portfolio Manager of the Adviser. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since August 2010. Previously, he was an Associate Portfolio Manager from August 2009 to August 2010, an ETF Portfolio Operations Specialist for the Adviser from August 2008 to August 2009 and a Research Analyst for the Adviser from August 2007 to August 2008.

Theodore Samulowitz is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily

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responsible for the day-to-day management of the Funds since August 2013. He has been a Portfolio Manager of the Adviser since May 2012. Prior to that, he was the Managing Partner of Endurance Capital Markets LLC from February 2010 to February 2012 and a Portfolio Manager of CMT Asset Management from 2006 to 2010.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

The Adviser receives fees from each Fund equal to 0.50% of the Fund’s average daily net assets. The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) pursuant to which the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), at least until August 31, 2014. The offering costs excluded from the 0.60% Expense Cap for each Fund are: (a) initial legal fees pertaining to each Fund’s Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, Acquired Fund Fees and Expenses, if applicable, sub-licensing fees related to its respective Underlying Intellidex or Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust and extraordinary expenses.

A discussion regarding the basis for the Board’s approval of the Trust’s Investment Advisory Agreement on behalf of each Fund is available in the Funds’ Annual Report to Shareholders for the fiscal year ended April 30, 2013.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units.

Most investors buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade on NYSE Arca under the following symbols:

Fund	Symbol
PowerShares Dynamic Large Cap Growth Portfolio	PWB
PowerShares Dynamic Large Cap Value Portfolio	PWV
PowerShares Zacks Micro Cap Portfolio	PZI

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on NYSE Arca may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per

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Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve the Funds directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of the Funds. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases.

However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV. To minimize these potential consequences of frequent purchases and redemptions of Shares, each Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on NYSE Arca, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Funds. Dividends paid out of each Fund’s income and net short-term gains, if any, generally are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

For non-corporate taxpayers, long-term capital gains are currently taxed at a rate of 20% while short-term capital gains and other ordinary income are taxed at ordinary income rates.

Distributions in excess of each Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash component paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

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Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section “Taxes” in the SAI.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. The NAV for each Fund will be calculated and disseminated daily on each day that the NYSE is open. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when each Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate each Fund’s NAV and the prices used by the Fund’s Underlying Index or Underlying Intellidex, as applicable. This may adversely affect each Fund’s ability to track its respective Underlying Index or Underlying Intellidex.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Chicago, Illinois 60602 and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund.

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Financial Highlights

The financial highlights tables below are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report for the fiscal year ended April 30, 2013, which is available upon request.

PowerShares Dynamic Large Cap Growth Portfolio (PWB)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$18.73	$17.63	$14.91	$11.03	$17.33
Net investment income(a)	0.21	0.15	0.11	0.06	0.08
Net realized and unrealized gain (loss) on investments	2.55	1.09	2.72	3.91	(6.30)
TOTAL FROM INVESTMENT OPERATIONS	2.76	1.24	2.83	3.97	(6.22)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.20)	(0.14)	(0.11)	(0.09)	(0.08)
NET ASSET VALUE AT END OF YEAR	$21.29	$18.73	$17.63	$14.91	$11.03
MARKET PRICE AT END OF YEAR(b)	$21.28	$18.72	$17.63	$14.91	$11.03
NET ASSET VALUE, TOTAL RETURN(c)	14.91%	7.18%	19.08%	36.15%	(35.93)%
MARKET PRICE TOTAL RETURN(c)	14.92%	7.12%	19.08%	36.15%	(35.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$212,897	$191,013	$196,574	$230,334	$281,172
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.59%	0.61%	0.63%	0.61%	0.61%
Expenses, prior to Waivers	0.59%	0.62%	0.64%	0.61%	0.60%
Net investment income, after Waivers	1.08%	0.89%	0.73%	0.45%	0.60%
Portfolio turnover rate(d)	47%	64%	45%	67%	88%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Dynamic Large Cap Value Portfolio (PWV)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$20.73	$20.35	$18.05	$13.54	$19.27
Net investment income(a)	0.52	0.46	0.40	0.39	0.41
Net realized and unrealized gain (loss) on investments	4.48	0.38	2.33	4.52	(5.81)
TOTAL FROM INVESTMENT OPERATIONS	5.00	0.84	2.73	4.91	(5.40)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.52)	(0.46)	(0.43)	(0.40)	(0.33)
NET ASSET VALUE AT END OF YEAR	$25.21	$20.73	$20.35	$18.05	$13.54
MARKET PRICE AT END OF YEAR(b)	$25.22	$20.71	$20.36	$18.05	$13.55
NET ASSET VALUE, TOTAL RETURN(c)	24.55%	4.34%	15.50%	36.69%	(28.30)%
MARKET PRICE TOTAL RETURN(c)	24.72%	4.20%	15.49%	36.67%	(28.21)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$574,825	$419,740	$422,319	$349,265	$262,699
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.59%	0.59%	0.61%	0.63%	0.63%
Expenses, prior to Waivers	0.59%	0.59%	0.61%	0.60%	0.61%
Net investment income, after Waivers	2.36%	2.39%	2.22%	2.46%	2.71%
Portfolio turnover rate(d)	58%	41%	40%	47%	77%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Zacks Micro Cap Portfolio (PZI)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$11.34	$12.53	$11.69	$8.10	$13.63
Net investment income(a)	0.20	0.10	0.04	0.04	0.12
Net realized and unrealized gain (loss) on investments	2.25	(1.16)	0.88	3.62	(5.48)
TOTAL FROM INVESTMENT OPERATIONS	2.45	(1.06)	0.92	3.66	(5.36)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.22)	(0.13)	(0.08)	(0.07)	(0.17)
NET ASSET VALUE AT END OF YEAR	$13.57	$11.34	$12.53	$11.69	$8.10
MARKET PRICE AT END OF YEAR(b)	$13.54	$11.32	$12.52	$11.68	$8.10
NET ASSET VALUE, TOTAL RETURN(c)	21.95%	(8.34)%	7.97%	45.49%	(39.70)%
MARKET PRICE TOTAL RETURN(c)	21.90%	(8.42)%	7.97%	45.37%	(39.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$42,055	$34,019	$98,964	$53,758	$46,960
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers(e)	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers(e)	0.98%	0.92%	0.85%	0.93%	0.86%
Net investment income, after Waivers	1.72%	0.92%	0.39%	0.38%	1.11%
Portfolio turnover rate(d)	96%	67%	61%	78%	51%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the expense ratio shown. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund’s total return.

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Intellidex and Index Providers

NYSE Arca is the Intellidex Provider for PowerShares Dynamic Large Cap Growth Portfolio and PowerShares Dynamic Large Cap Value Portfolio. The Intellidex Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Intellidex Provider to use the Underlying Intellidexes. The Funds are entitled to use their respective Underlying Intellidex pursuant to a sub-licensing agreement with the Adviser.

NYSE Arca develops, calculates and maintains its own proprietary indices and serves as the calculation agent for third-party indices. NYSE Arca publishes index values to market data vendors via the NYSE Euronext Global Index Feed (GIF). The more than 200 index values that NYSE Arca currently calculates are used as benchmarks, or to support the trading of exchange-traded funds, index options and other structured products listed on NYSE Arca. NYSE Arca announces index changes (additions, deletions, share changes, price adjustments, rebalances, etc.) as early as practicable prior to the effectiveness of the change or scheduled event. Such announcements currently are available on the Indexes Daily List at www.nyxdata.com.

Zacks is the Index Provider for PowerShares Zacks Micro Cap Portfolio. Zacks is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Zacks to use the Underlying Index. PowerShares Zacks Micro Cap Portfolio is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

No entity that creates, compiles, sponsors or maintains the Underlying Intellidexes or Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Intellidexes or Underlying Index.

Set forth below is a list of each Fund and the Underlying Intellidex or Underlying Index upon which it is based:

Fund	Underlying Intellidex or Underlying Index
PowerShares Dynamic Large Cap Growth Portfolio	Dynamic Large Cap Growth IntellidexSM Index
PowerShares Dynamic Large Cap Value Portfolio	Dynamic Large Cap Value IntellidexSM Index
PowerShares Zacks Micro Cap Portfolio	Zacks Micro Cap IndexTM

Disclaimers

The Dynamic Large Cap Growth IntellidexSM Index and Dynamic Large Cap Value IntellidexSM Index are trademarks of NYSE Arca and have been licensed for use for certain purposes by the Adviser.

The Funds are not sponsored or endorsed by NYSE Arca and NYSE Arca makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in the Shares particularly or the ability of the product to trade the performance of any sector of the stock market. NYSE Arca’s only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and indexes, which are determined, composed and calculated by NYSE Arca without regard to the Funds. NYSE Arca has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the Underlying Intellidexes. NYSE Arca is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Shares of the Funds. In addition, NYSE Arca acts as the exchange on which the Shares are traded. The Underlying Intellidexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. NYSE Arca has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Intellidexes. NYSE Arca is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. NYSE Arca has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE SHARES OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The only relationship that Zacks has with the Adviser or Distributor of PowerShares Zacks Micro Cap Portfolio in connection with the Fund is that Zacks has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. Zacks has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. Zacks is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the asset value of the Fund. Zacks does not have any obligation or liability in connection with the administration, marketing or trading of the Fund.

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ZACKS SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS RELATED TO THE FUND OR THE UNDERLYING INDEX. ZACKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. ZACKS DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ZACKS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE UNDERLYING INDEX, EVEN IF ZACKS IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index and/or Underlying Intellidexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Index and/or Underlying Intellidexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index and/or Underlying Intellidexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index and/or Underlying Intellidexes even if notified of the possibility of such damages.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters is available at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of a Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If a Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and

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other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, Funds and Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds’ investments also is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge or to make shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 to 5:00 p.m. Central Time

Write:	PowerShares Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Suite 1000 Houston, Texas 77046-1173

Visit:	www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street, NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21265.

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PowerShares Exchange-Traded Fund Trust		P-PS-PRO-5
3500 Lacey Road, Suite 700 Downers Grove, Illinois 60615
www.InvescoPowerShares.com 800.983.0903	@PowerShares

Prospectus	August 30, 2013

PowerShares Exchange-Traded Fund Trust

PYZ	PowerShares Dynamic Basic Materials Sector Portfolio	NYSE Arca, Inc.

PEZ	PowerShares Dynamic Consumer Discretionary Sector Portfolio	NYSE Arca, Inc.

PSL	PowerShares Dynamic Consumer Staples Sector Portfolio	NYSE Arca, Inc.

PXI	PowerShares Dynamic Energy Sector Portfolio	NYSE Arca, Inc.

PFI	PowerShares Dynamic Financial Sector Portfolio	NYSE Arca, Inc.

PTH	PowerShares Dynamic Healthcare Sector Portfolio	NYSE Arca, Inc.

PRN	PowerShares Dynamic Industrials Sector Portfolio	NYSE Arca, Inc.

PTF	PowerShares Dynamic Technology Sector Portfolio	NYSE Arca, Inc.

PUI	PowerShares Dynamic Utilities Portfolio	NYSE Arca, Inc.

PNQI	PowerShares NASDAQ Internet Portfolio	The NASDAQ Stock Market LLC

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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PYZ	PowerShares Dynamic Basic Materials Sector Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Basic Materials Sector Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Basic Materials Sector IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.72%
Fee Waivers and Expense Assumption(1)	0.07%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.65%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$66	$223	$394	$888

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 63% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of basic materials companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was comprised of common stocks of 60 U.S. basic materials companies. These companies are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of basic material companies in the Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Basic Materials Sector Risk. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect the companies engaged in the production and distribution of basic materials.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

4

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 5.20%.

Best Quarter	Worst Quarter
24.95% (2nd Quarter 2009)	(28.84)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/12/06)
Return Before Taxes	28.55%	4.60%	9.29%
Return After Taxes on Distributions	28.19%	4.33%	9.03%
Return After Taxes on Distributions and Sale of Fund Shares	18.99%	3.89%	8.07%
Dynamic Basic Materials Sector IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	29.57%	5.58%	10.30%
S&P 500® Materials Index (reflects no deduction for fees, expenses or taxes)	14.97%	0.47%	5.11%

	1 Year	5 Years	Since Inception (10/12/06)
Dow Jones U.S. Basic Materials Index (reflects no deduction for fees, expenses or taxes)	10.49%	0.21%	6.13%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.94%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser; Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 34 of the Prospectus.

5

PEZ	PowerShares Dynamic Consumer Discretionary Sector Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Consumer Discretionary Sector Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Consumer Discretionary Sector IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.43%
Total Annual Fund Operating Expenses	0.93%
Fee Waivers and Expense Assumption(1)	0.28%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.65%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$66	$268	$487	$1,117

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 130% of the average value of its portfolio,

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excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of consumer discretionary companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was comprised of common stocks of 60 U.S. consumer discretionary companies. These companies are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and real estate goods and services. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of consumer discretionary companies in the Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

7

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 21.03%.

Best Quarter	Worst Quarter
17.07% (1st Quarter 2012)	(17.71)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/12/06)
Return Before Taxes	18.62%	5.47%	3.35%
Return After Taxes on Distributions	18.43%	5.35%	3.22%
Return After Taxes on Distributions and Sale of Fund Shares	12.36%	4.69%	2.86%
Dynamic Consumer Discretionary Sector IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	19.40%	6.03%	3.94%

	1 Year	5 Years	Since Inception (10/12/06)
S&P 500® Consumer Discretionary Index (reflects no deduction for fees, expenses or taxes)	23.92%	9.54%	6.00%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.94%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser; Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 34 of the Prospectus.

8

PSL	PowerShares Dynamic Consumer Staples Sector Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Consumer Staples Sector Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Consumer Staples Sector IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.82%
Fee Waivers and Expense Assumption(1)	0.17%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.65%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$66	$245	$438	$998

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 57% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of consumer staples companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was comprised of common stocks of 60 U.S. consumer staples companies. These companies are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverages, and non-discretionary retail goods and services. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of consumer staples companies in the Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Consumer Staples Sector Risk. Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending may adversely affect companies in the consumer staples sector. Companies in this sector also are affected by changes in government regulation, world events and economic conditions, as well as natural and man-made disasters and political, social or labor unrest that affect production and distribution of consumer staple products.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

10

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 20.01%.

Best Quarter	Worst Quarter
16.59% (2nd Quarter 2009)	(17.36)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/12/06)
Return Before Taxes	9.50%	5.86%	6.38%
Return After Taxes on Distributions	9.16%	5.59%	6.10%
Return After Taxes on Distributions and Sale of Fund Shares	6.63%	5.02%	5.49%
Dynamic Consumer Staples Sector IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	10.24%	6.60%	7.12%

	1 Year	5 Years	Since Inception (10/12/06)
S&P 500® Consumer Staples Index (reflects no deduction for fees, expenses or taxes)	10.76%	6.96%	8.45%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.94%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser; Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 34 of the Prospectus.

11

PXI	PowerShares Dynamic Energy Sector Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Energy Sector Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Energy Sector IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.69%
Fee Waivers and Expense Assumption(1)	0.03%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.66%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$67	$218	$381	$856

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 80% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

12

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of energy companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was comprised of stocks of 60 U.S. energy companies. These companies are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of energy companies in the Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. Changes in government regulation, world events and economic conditions also affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Oil and Gas Services Industry Risk. The profitability of companies in the oil and gas services industry may be affected adversely by world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the oil and gas services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small

13

and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 11.38%.

Best Quarter	Worst Quarter
29.88% (2nd Quarter 2009)	(38.20)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/12/06)
Return Before Taxes	13.95%	4.37%	9.27%
Return After Taxes on Distributions	13.72%	4.25%	9.16%
Return After Taxes on Distributions and Sale of Fund Shares	9.36%	3.74%	8.10%
Dynamic Energy Sector IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	14.89%	5.00%	9.95%
S&P 500® Energy Index (reflects no deduction for fees, expenses or taxes)	4.61%	(0.44)%	6.40%
Dow Jones U.S. Oil & Gas Index (reflects no deduction for fees, expenses or taxes)	4.71%	(0.35)%	6.54%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.94%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser; Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 34 of the Prospectus.

14

PFI	PowerShares Dynamic Financial Sector Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Financial Sector Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Financial Sector IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.60%
Acquired Fund Fees and Expenses(1)	0.09%
Total Annual Fund Operating Expenses	1.19%
Fee Waivers and Expense Assumption(2)	0.44%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.75%

(1)	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
(2)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$77	$334	$612	$1,404

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating

15

Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 118% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of financial services companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was comprised of common stocks of 60 U.S. financial services companies. These companies are principally engaged in the business of providing services and products, including banking, investment services, insurance and real estate finance services. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of financial services companies in the Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

16

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Year

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 16.16%.

Best Quarter	Worst Quarter
16.82% (4th Quarter 2011)	(23.14)% (1st Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/12/06)
Return Before Taxes	20.00%	(1.98)%	(1.50)%
Return After Taxes on Distributions	19.77%	(2.18)%	(1.68)%
Return After Taxes on Distributions and Sale of Fund Shares	13.30%	(1.70)%	(1.28)%
Dynamic Financial Sector IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	20.80%	(1.18)%	(0.71)%
S&P 500® Financials Index (reflects no deduction for fees, expenses or taxes)	28.81%	(8.90)%	(9.56)%
Dow Jones U.S. Financials Index (reflects no deduction for fees, expenses or taxes)	26.85%	(6.25)%	(7.31)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.94%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser; Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 34 of the Prospectus.

17

PTH	PowerShares Dynamic Healthcare Sector Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Healthcare Sector Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Healthcare Sector IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses(1)	0.30%
Total Annual Fund Operating Expenses(1)	0.80%
Fee Waivers and Expense Assumption(2)	0.15%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.65%

(1)	Other Expenses and Total Annual Fund Operating Expenses in the table above have been restated to reflect current fees.
(2)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$66	$240	$429	$976

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 93% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

18

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of healthcare companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was comprised of common stocks of 60 U.S. healthcare companies. These companies are principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of healthcare companies in the Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Healthcare Sector Risk. Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the healthcare sector.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

19

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 21.99%.

Best Quarter	Worst Quarter
12.89% (2nd Quarter 2009)	(22.18)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/12/06)
Return Before Taxes	16.44%	2.18%	4.81%
Return After Taxes on Distributions	16.25%	2.14%	4.77%
Return After Taxes on Distributions and Sale of Fund Shares	10.93%	1.86%	4.16%
Dynamic Healthcare Sector IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	17.26%	2.94%	5.59%
S&P 500® Health Care Index (reflects no deduction for fees, expenses or taxes)	17.89%	4.79%	5.19%

	1 Year	5 Years	Since Inception (10/12/06)
Dow Jones U.S. Health Care Index (reflects no deduction for fees, expenses or taxes)	19.26%	5.53%	5.96%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.94%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser; Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 34 of the Prospectus.

20

PRN	PowerShares Dynamic Industrials Sector Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Industrials Sector Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Industrials Sector IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.42%
Total Annual Fund Operating Expenses	0.92%
Fee Waivers and Expense Assumption(1)	0.27%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.65%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$66	$266	$483	$1,107

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 116% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

21

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of industrial companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was comprised of common stocks of 60 U.S. industrial companies. These companies are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing products and services. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of industrial companies in the Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

22

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 17.52%.

Best Quarter	Worst Quarter
21.71% (2nd Quarter 2009)	(24.78)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/12/06)
Return Before Taxes	20.95%	2.11%	4.78%
Return After Taxes on Distributions	20.52%	1.92%	4.61%
Return After Taxes on Distributions and Sale of Fund Shares	14.15%	1.77%	4.10%
Dynamic Industrials Sector IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	22.31%	3.12%	5.76%
S&P 500® Industrials Index (reflects no deduction for fees, expenses or taxes)	15.35%	1.09%	3.09%

	1 Year	5 Years	Since Inception (10/12/06)
Dow Jones U.S. Industrials Index (reflects no deduction for fees, expenses or taxes)	17.87%	2.35%	4.47%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.94%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser; Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 34 of the Prospectus.

23

PTF	PowerShares Dynamic Technology Sector Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Technology Sector Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Technology Sector IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	0.89%
Fee Waivers and Expense Assumption(1)	0.24%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.65%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$66	$260	$470	$1,074

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 95% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

24

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of technology companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was comprised of common stocks of 60 U.S. technology companies. These companies are principally engaged in the business of providing technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and communication technologies. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of technology companies in the Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the technology sector.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

25

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 13.54%.

Best Quarter	Worst Quarter
18.83% (1st Quarter 2012)	(25.73)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/12/06)
Return Before Taxes	15.02%	(0.50)%	0.65%
Return After Taxes on Distributions	14.89%	(0.52)%	0.63%
Return After Taxes on Distributions and Sale of Fund Shares	9.94%	(0.43)%	0.55%
Dynamic Technology Sector IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	15.95%	0.22%	1.36%
S&P 500® Information Technology Index (reflects no deduction for fees, expenses or taxes)	14.82%	3.56%	5.83%
Dow Jones U.S. Technology Index (reflects no deduction for fees, expenses or taxes)	12.08%	3.50%	5.69%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.94%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser; Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 34 of the Prospectus.

26

PUI	PowerShares Dynamic Utilities Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Utilities Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Utilities IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.81%
Fee Waivers and Expense Assumption(1)	0.18%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.63%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$241	$432	$985

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 48% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of utilities companies that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was comprised of common stocks of 60 U.S. utilities companies. These companies are principally engaged in providing either energy, water, natural gas or telecommunications services. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line or wireless telephone services. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”) includes common stocks of utilities companies in the Underlying Intellidex principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. Changes in government regulation, world events and economic conditions also affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could adversely affect companies in this sector.

Utilities Sector Risk. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates the issuer can charge to customers; costs associated with compliance, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with, and potential losses resulting from, a developing deregulatory environment; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; effects of a national energy policy and lengthy delays, and greatly increased costs and other problems, associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; and potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

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Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 10.51%.

Best Quarter	Worst Quarter
11.54% (3rd Quarter 2010)	(13.70)% (1st Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/26/05)
Return Before Taxes	10.04%	0.74%	4.91%
Return After Taxes on Distributions	9.60%	0.25%	4.43%
Return After Taxes on Distributions and Sale of Fund Shares	7.10%	0.57%	4.20%
Dynamic Utilities IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	10.78%	1.58%	5.73%
S&P 500® Utilities Index (reflects no deduction for fees, expenses or taxes)	1.29%	0.36%	5.97%
Dow Jones U.S. Utilities Index (reflects no deduction for fees, expenses or taxes)	1.64%	1.01%	6.14%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.75%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

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Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser; Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 34 of the Prospectus.

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PNQI	PowerShares NASDAQ Internet Portfolio

Summary Information

Investment Objective

The PowerShares NASDAQ Internet Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ Internet Index® (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 20% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of Internet companies that comprise the Underlying Index. The Underlying Index is designed to track the performance of the largest and most liquid U.S.-listed companies engaged in Internet-related businesses that are listed on one of the three major U.S. stock exchanges. Companies in the Underlying Index include Internet software and services companies involved in Internet-related services, including Internet access providers, Internet search engines, web hosting, website design and e-commerce. NASDAQ OMX Group, Inc. (the “NASDAQ OMX” or the “Index Provider”) compiles the Underlying Index strictly in accordance with its guidelines and mandated procedures.

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Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Internet Software and Services Sector Risk. Competitive pressures, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees, can significantly affect the Internet software and services sector. Changing domestic and international demand, research and development costs, availability and price of components and product obsolescence also can affect profitability of companies in this sector.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Large Capitalization Company Risk. Companies with large market capitalizations may go in and out of favor based on market and economic conditions. Although larger companies tend to be less volatile than companies with smaller market capitalizations, returns on investments in securities of large capitalization U.S. companies could trail the returns on investments in securities of smaller companies.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

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Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Return—Calendar Year

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 17.54%.

Best Quarter	Worst Quarter
28.40% (3rd Quarter 2010)	(18.25)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (06/12/08)
Return Before Taxes	20.06%	12.78%
Return After Taxes on Distributions	20.06%	12.77%
Return After Taxes on Distributions and Sale of Fund Shares	13.05%	11.17%
NASDAQ Internet Index® (reflects no deduction for fees, expenses or taxes)	20.25%	13.35%
NASDAQ-100® Index (reflects no deduction for fees, expenses or taxes)	18.35%	8.33%

	1 Year	Since Inception (06/12/08)
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	3.67%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser; Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 34 of the Prospectus.

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Summary Information About Purchases and Sales and Taxes

Purchase and Sale of Fund Shares

Each Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of a Fund.

Individual Shares of each Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Funds are listed for trading on either NYSE Arca or the NASDAQ Stock Market LLC (“NASDAQ”) (each, an “Exchange”) and because the Shares of each Fund will trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Each Fund’s distributions generally will be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

Each Fund generally will invest at least 90% of its total assets in securities that comprise its respective Underlying Index or Underlying Intellidex. Each Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of its Underlying Index or Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between a Fund’s performance and the performance of its Underlying Index or Underlying Intellidex; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index or Underlying Intellidex is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index or Underlying Intellidex, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus its Underlying Index’s or Underlying Intellidex’s returns. Because each Fund uses an indexing approach to try to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each Fund generally invests in all of the securities comprising its Underlying Index or Underlying Intellidex in proportion to the weightings of the securities in the Underlying Index or Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its Underlying Index or Underlying Intellidex.

There also may be instances in which the Adviser may choose to (i) overweight a security in the Underlying Index or Underlying Intellidex, (ii) purchase securities not contained in the Underlying Index or Underlying Intellidex that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or Underlying Intellidex or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index or Underlying Intellidex. Each Fund may sell securities that are represented in the applicable Underlying Index or Underlying Intellidex in anticipation of their removal from the Underlying Index or Underlying Intellidex or purchase securities not represented in the Underlying Index or Underlying Intellidex in anticipation of their addition to the Underlying Index or Underlying Intellidex.

Additional information about the construction of each Fund’s Underlying Intellidex or Underlying Index is set forth below.

General Underlying Intellidex Information

Each Underlying Intellidex’s methodology is intended to identify objectively those securities within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, earnings momentum, quality, management action, and value factors, and then ranks and sorts them based on their cumulative scores. Component securities for each Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within their respective sub-groups.

Dynamic Basic Materials Sector IntellidexSM Index

The Underlying Intellidex for PowerShares Dynamic Basic Materials Sector Portfolio is comprised of stocks of U.S. basic materials companies, including companies that principally are engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca includes basic materials stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange (“NYSE”), NYSE MKT LLC (“NYSE MKT”) and the NASDAQ and ranks capital appreciation potential using a proprietary NYSE Arca Intellidex model. NYSE Arca defines the universe of companies in the Underlying Intellidex by proprietary screening to identify those companies that have significant operations in the sector group (the “Basic Materials Sector Group Universe”). NYSE Arca further divides stocks within the Basic Materials Sector Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”), and splits the stocks in the Basic Materials Sector Group Universe into quintiles based on market capitalization. Larger stocks are included in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Basic Materials Sector Group Universe, NYSE Arca identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. NYSE Arca equally weights selected stocks within their Sub-Groups. NYSE

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Arca constructs the Underlying Intellidex from the Basic Materials Sector Group Universe as follows:

(a)	The Underlying Intellidex includes 60 stocks that NYSE Arca includes from the Basic Materials Sector Group Universe based on their Model Score as follows:

(i)	16 of the top-ranked relatively larger stocks that NYSE Arca includes collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 2.5%). These 16 component stocks have the best Model Score in the Sub-Group.

(ii)	44 of the top-ranked relatively smaller stocks that NYSE Arca includes collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 1.36%). These 44 component stocks have the best Model Score in that Sub-Group.

(b)	In the event that the Basic Materials Sector Group Universe consists of less than 90 stocks at the time of a quarterly review, NYSE Arca includes the 60 component stocks with the best Model Score in the Basic Materials Sector Group Universe, and determines the weighting for the 60 selected stocks as follows:

(i)	The 16 largest stocks by market capitalization that NYSE Arca includes collectively receive 40% of the total Underlying Intellidex weight (each of the 16 largest stocks receives on average 2.5%).

(ii)	The other 44 selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 44 smaller stocks receives on average 1.36%).

Dynamic Consumer Discretionary Sector IntellidexSM Index

The Underlying Intellidex for PowerShares Dynamic Consumer Discretionary Sector Portfolio is comprised of stocks of U.S. consumer companies that principally are engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and real estate goods and services. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca includes consumer discretionary stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ and ranks capital appreciation potential using a proprietary NYSE Arca Intellidex model. NYSE Arca defines the universe of companies in the Underlying Intellidex by proprietary screening to identify those companies that have significant operations in the sector group (the “Consumer Discretionary Sector Group Universe”). NYSE Arca further divides stocks within the Consumer Discretionary Sector Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”), and splits the stocks in the Consumer Discretionary Sector Group Universe into quintiles based on market capitalization. Larger stocks are included in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Consumer Discretionary Sector Group Universe, NYSE Arca identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. NYSE Arca equally weights selected stocks within their

Sub-Groups. NYSE Arca constructs the Underlying Intellidex from the Consumer Discretionary Sector Group Universe as follows:

(a)	The Underlying Intellidex includes 60 stocks that NYSE Arca includes from the Consumer Discretionary Sector Group Universe based on their Model Score as follows:

(i)	16 of the top-ranked relatively larger stocks that NYSE Arca includes collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 2.5%). These 16 component stocks have the best Model Score in the Sub-Group.

(ii)	44 of the top-ranked relatively smaller stocks that NYSE Arca includes collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 1.36%). These 44 component stocks have the best Model Score in that Sub-Group.

(b)	In the event that the Consumer Discretionary Sector Group Universe consists of less than 90 stocks at the time of a quarterly review, NYSE Arca includes the 60 component stocks with the best Model Score in the Consumer Discretionary Sector Group Universe and determines the weighting for the 60 selected stocks as follows:

(i)	The 16 largest stocks by market capitalization that NYSE Arca selects collectively receive 40% of the total Underlying Intellidex weight (each of the 16 largest stocks receives on average 2.5%).

(ii)	The other 44 selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 44 smaller stocks receives on average 1.36%).

Dynamic Consumer Staples Sector IntellidexSM Index

The Underlying Intellidex for PowerShares Dynamic Consumer Staples Sector Portfolio is comprised of stocks of U.S. consumer staples companies that principally are engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverage, and non-discretionary retail goods and services. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca includes consumer staples stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ and ranks capital appreciation potential using a proprietary NYSE Arca Intellidex model. NYSE Arca defines the universe of companies in the Underlying Intellidex by proprietary screening to identify those companies that have significant operations in the sector group (the “Consumer Staples Sector Group Universe”). NYSE Arca further divides stocks within the Consumer Staples Sector Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”), and splits the stocks in the Consumer Staples Sector Group Universe into quintiles based on market capitalization. Larger stocks are included in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Consumer Staples Sector Group Universe, NYSE Arca identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. NYSE Arca equally weights selected stocks within their Sub-Groups. NYSE Arca con-

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structs the Underlying Intellidex from the Consumer Staples Sector Group Universe as follows:

(a)	The Underlying Intellidex includes 60 stocks that NYSE Arca identifies from the Consumer Staples Sector Group Universe based on their Model Score as follows:

(i)	16 of the top-ranked relatively larger stocks that NYSE Arca includes collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 2.5%). These 16 component stocks have the best Model Score in the Sub-Group.

(ii)	44 of the top-ranked relatively smaller stocks that NYSE Arca includes collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 1.36%). These 44 component stocks have the best Model Score in that Sub-Group.

(b)	In the event that the Consumer Staples Sector Group Universe consists of less than 90 stocks at the time of a quarterly review, NYSE Arca includes the 60 component stocks with the best Model Score in the Consumer Staples Sector Group Universe and determines the weighting for the 60 selected stocks as follows:

(i)	The 16 largest stocks by market capitalization that NYSE Arca selects collectively receive 40% of the total Underlying Intellidex weight (each of the 16 largest stocks receives on average 2.5%).

(ii)	The other 44 selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 44 smaller stocks receives on average 1.36%).

Dynamic Energy Sector IntellidexSM Index

The Underlying Intellidex for PowerShares Dynamic Energy Sector Portfolio is comprised of stocks of U.S. energy companies that principally are engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy products. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca includes energy stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ and ranks capital appreciation potential using a proprietary NYSE Arca Intellidex model. The universe of companies in the Underlying Intellidex is defined by NYSE Arca’s proprietary screening to identify those companies that have significant operations in the sector group (the “Energy Sector Group Universe”). NYSE Arca further divides stocks within the Energy Sector Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”), and splits the stocks in the Energy Sector Group Universe into quintiles based on market capitalization. Larger stocks are included in the top quintile and smaller are included in the bottom four quintiles. Within the Energy Sector Group Universe, NYSE Arca identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. NYSE Arca equally weights selected stocks within their

Sub-Groups. NYSE Arca constructs the Underlying Intellidex from the Energy Sector Group Universe as follows:

(a)	The Underlying Intellidex includes 60 stocks that NYSE Arca identifies from the Energy Sector Group Universe based on their Model Score as follows:

(i)	16 of the top-ranked relatively larger stocks that NYSE Arca includes collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 2.5%). These 16 component stocks have the best Model Score in the Sub-Group.

(ii)	44 of the top-ranked relatively smaller stocks that NYSE Arca includes collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 1.36%). These 44 component stocks have the best Model Score in that Sub-Group.

(b)	In the event that the Energy Sector Group Universe consists of less than 90 stocks at the time of a quarterly review, NYSE Arca includes the 60 component stocks with the best Model Score in the Energy Sector Group Universe and determines the weighting for the 60 selected stocks as follows:

(i)	The 16 largest stocks by market capitalization that NYSE Arca selects collectively receive 40% of the total Underlying Intellidex weight (each of the 16 largest stocks receives on average 2.5%).

(ii)	The other 44 selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 44 smaller stocks receives on average 1.36%).

Dynamic Financial Sector IntellidexSM Index

The Underlying Intellidex for PowerShares Dynamic Financial Sector Portfolio is comprised of stocks of U.S. financial services companies that principally are engaged in the business of providing services and products, including banking, investment services, insurance and real estate finance services. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca includes financial services stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ and ranks capital appreciation potential using a proprietary NYSE Arca Intellidex model. NYSE Arca defines the universe of companies in the Underlying Intellidex by proprietary screening to identify those companies that have significant operations in the sector group (the “Financial Sector Group Universe”). NYSE Arca further divides stocks within the Financial Sector Group Universe into two market capitalization groups, smaller and larger (the “Sub-Groups”), and splits the stocks in the Financial Sector Group Universe into quintiles based on market capitalization. Larger stocks are included in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Financial Sector Group Universe, NYSE Arca identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. NYSE Arca equally weights selected stocks within their

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Sub-Groups. NYSE Arca constructs the Underlying Intellidex from the Financial Sector Group Universe as follows:

(a)	The Underlying Intellidex includes 60 stocks that NYSE Arca identifies from the Financial Sector Group Universe based on their Model Score as follows:

(i)	16 of the top-ranked relatively larger stocks that NYSE Arca includes collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 2.5%). These 16 component stocks have the best Model Score in the Sub-Group.

(ii)	44 of the top-ranked relatively smaller stocks that NYSE Arca includes collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 1.36%). These 44 component stocks have the best Model Score in that Sub-Group.

(b)	In the event that the Financial Sector Group Universe consists of less than 90 stocks at the time of a quarterly review, NYSE Arca includes the 60 component stocks with the best Model Score in the Financial Sector Group Universe and determines the weighting for the 60 selected stocks as follows:

(i)	The 16 largest stocks by market capitalization that NYSE Arca includes collectively receive 40% of the total Underlying Intellidex weight (each of the 16 largest stocks receives on average 2.5%).

(ii)	The other 44 selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 44 smaller stocks receives on average 1.36%).

Dynamic Healthcare Sector IntellidexSM Index

The Underlying Intellidex for PowerShares Dynamic Healthcare Sector Portfolio is comprised of stocks of U.S. healthcare companies that principally are engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca includes healthcare stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ and ranks capital appreciation potential using a proprietary NYSE Arca Intellidex model. NYSE Arca defines the universe of companies in the Underlying Intellidex by proprietary screening to identify those companies that have significant operations in the sector group (the “Healthcare Sector Group Universe”). NYSE Arca further divides stocks within the Healthcare Sector Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”), and splits the stocks in the Healthcare Sector Group Universe into quintiles based on market capitalization. Larger stocks are included in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Healthcare Sector Group Universe, NYSE Arca identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. NYSE Arca equally weights selected stocks within their Sub-Groups. NYSE Arca con-

structs the Underlying Intellidex from the Healthcare Sector Group Universe as follows:

(a)	The Underlying Intellidex includes 60 stocks that NYSE Arca identifies from the Healthcare Sector Group Universe based on their Model Score as follows:

(i)	16 of the top-ranked relatively larger stocks that NYSE Arca includes collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 2.5%). These 16 component stocks have the best Model Score in the Sub-Group.

(ii)	44 of the top-ranked relatively smaller stocks that NYSE Arca includes collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 1.36%). These 44 component stocks have the best Model Score in that Sub-Group.

(b)	In the event that the Healthcare Sector Group Universe consists of less than 90 stocks at the time of a quarterly review, NYSE Arca includes the 60 component stocks with the best Model Score in the Healthcare Sector Group Universe and determines the weighting for the 60 selected stocks as follows:

(i)	The 16 largest stocks by market capitalization that NYSE Arca includes collectively receive 40% of the total Underlying Intellidex weight (each of the 16 largest stocks receives on average 2.5%).

(ii)	The other 44 selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 44 smaller stocks receives on average 1.36%).

Dynamic Industrials Sector IntellidexSM Index

The Underlying Intellidex for PowerShares Dynamic Industrials Sector Portfolio is comprised of stocks of U.S. industrial companies that principally are engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing products and services. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca includes industrial stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ and ranks capital appreciation potential using a proprietary NYSE Arca Intellidex model. NYSE Arca defines the universe of companies in the Underlying Intellidex by proprietary screening to identify those companies that have significant operations in the sector group (the “Industrials Sector Group Universe”). NYSE Arca further divides stocks within the Industrials Sector Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”), and splits the stocks in the Industrials Sector Group Universe into quintiles based on market capitalization. Larger stocks are included in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Industrials Sector Group Universe, NYSE Arca identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. NYSE Arca equally weights selected stocks

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within their Sub-Groups. NYSE Arca constructs the Underlying Intellidex from the Industrials Sector Group Universe as follows:

(a)	The Underlying Intellidex includes 60 stocks that NYSE Arca identifies from the Industrials Sector Group Universe based on their Model Score as follows:

(i)	16 of the top-ranked relatively larger stocks that NYSE Arca includes collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 2.5%). These 16 component stocks have the best Model Score in the Sub-Group.

(ii)	44 of the top-ranked relatively smaller stocks that NYSE Arca includes collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 1.36%). These 44 component stocks have the best Model Score in that Sub-Group.

(b)	In the event that the Industrials Sector Group Universe consists of less than 90 stocks at the time of a quarterly review, NYSE Arca includes the 60 component stocks with the best Model Score in the Industrials Sector Group Universe and determines the weighting for the 60 selected stocks as follows:

(i)	The 16 largest stocks by market capitalization that NYSE Arca includes collectively receive 40% of the total Underlying Intellidex weight (each of the 16 largest stocks receives on average 2.5%).

(ii)	The other 44 selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 44 smaller stocks receives on average 1.36%).

Dynamic Technology Sector IntellidexSM Index

The Underlying Intellidex for PowerShares Dynamic Technology Sector Portfolio is comprised of stocks of U.S. technology companies that principally are engaged in the business of providing technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and communication technologies. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca includes technology stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ and ranks capital appreciation potential using a proprietary NYSE Arca Intellidex model. NYSE Arca defines the universe of companies in the Underlying Intellidex by proprietary screening to identify those companies that have significant operations in the sector group (the “Technology Sector Group Universe”). NYSE Arca further divides stocks within the Technology Sector Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”), and splits the stocks in the Technology Sector Group Universe into quintiles based on market capitalization. Larger stocks are included in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Technology Sector Group Universe, NYSE Arca identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. NYSE Arca equally weights selected stocks within their Sub-Groups. NYSE Arca constructs the Underlying Intellidex from the Technology Sector Group Universe as follows:

(a)	The Underlying Intellidex includes 60 stocks that NYSE Arca identifies from the Technology Sector Group Universe based on their Model Score as follows:

(i)	16 of the top-ranked relatively larger stocks that NYSE Arca includes collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 2.5%). These 16 component stocks have the best Model Score in the Sub-Group.

(ii)	44 of the top-ranked relatively smaller stocks that NYSE Arca includes collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 1.36%). These 44 component stocks have the best Model Score in that Sub-Group.

(b)	In the event that the Technology Sector Group Universe consists of less than 90 stocks at the time of a quarterly review, NYSE Arca includes the 60 component stocks with the best Model Score in the Technology Sector Group Universe and determines the weighting for the 60 selected stocks as follows:

(i)	The 16 largest stocks by market capitalization that NYSE Arca includes collectively receive 40% of the total Underlying Intellidex weight (each of the 16 largest stocks receives on average 2.5%).

(ii)	The other 44 selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 44 smaller stocks receives on average 1.36%).

Dynamic Utilities IntellidexSM Index

The Underlying Intellidex for PowerShares Dynamic Utilities Portfolio is comprised of stocks of 60 U.S. utilities companies that principally are engaged in providing either energy, water, natural gas or telecommunications services. Strictly in accordance with its guidelines and mandated procedures, NYSE Arca includes utilities stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ and ranks investment potential using a proprietary NYSE Arca Intellidex model. NYSE Arca defines the universe of companies in the Underlying Intellidex by using research provided by Revere Data, LLC to help identify those companies that have significant operations in that industry group (the “Utilities Industry Group Universe”). NYSE Arca further divides stocks within the Utilities Industry Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”), and splits the stocks in the Utilities Industry Group Universe into quintiles based on market capitalization. Larger stocks are included in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Utilities Industry Group Universe, NYSE Arca identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. NYSE Arca equally weights selected stocks within their Sub-Groups. NYSE Arca constructs the Under-

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lying Intellidex from the Utilities Industry Group Universe as follows:

(a)	The Underlying Intellidex includes 60 stocks that NYSE Arca identifies from the Utilities Industry Group Universe based on their Model Score as follows:

(i)	16 of the top-ranked relatively larger stocks that NYSE Arca includes collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 2.5%). These 16 component stocks have the best Model Score in the Sub-Group.

(ii)	44 of the top-ranked relatively smaller stocks that NYSE Arca includes collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 1.36%). These 44 component stocks have the best Model Score in that Sub-Group.

(b)	In the event that the Utilities Industry Group Universe consists of less than 90 stocks at the time of a quarterly review, NYSE Arca includes the 60 component stocks with the best Model Score in the Utilities Industry Group Universe and determines the weighting for the 60 selected stocks as follows:

(i)	The 16 largest stocks by market capitalization that NYSE Arca includes collectively receive 40% of the total Underlying Intellidex weight (each of the 16 largest stocks receives on average 2.5%).

(ii)	The other 44 selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 44 smaller stocks receives on average 1.36%).

NASDAQ Internet Index®

The Underlying Index for PowerShares NASDAQ Internet Portfolio is a modified market-capitalization weighted index designed to track the performance of the largest and most liquid U.S.-listed companies that are engaged in Internet-related businesses and that are listed on one of the three major U.S. stock exchanges. To be eligible for inclusion in the Underlying Index, a security:

•	must be listed on NASDAQ, the NYSE or NYSE MKT;

•

must be classified, as NASDAQ OMX reasonably determines, as a company whose primary business includes Internet-related services including, but not limited to, Internet software, Internet access providers, Internet search engines, web hosting, website design or internet retail commerce;

•	must have a minimum market capitalization of $200 million;

•	must have a minimum three-month average daily trading volume of 100,000 shares;

•	must have a minimum closing price of $3.00;

•

must be issued by a company that has not entered into a definitive agreement or other arrangement that likely would result in the security no longer being eligible for inclusion in the Underlying Index;

•	may not be issued by a company currently in bankruptcy proceedings; and

•	must be issued by a company that does not have annual financial statements with an audit opinion that is currently withdrawn.

The security types eligible for inclusion in the Underlying Index include common stocks, ordinary shares, American depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks. Security types not eligible for inclusion in the Underlying Index are closed-end funds, exchange-traded funds (“ETFs”), convertible debentures, preferred stocks, rights, warrants, units and other derivative securities.

The Index Provider evaluates the Underlying Index annually in March based on market data and sector classification. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes securities that meet the above eligibility criteria in the Underlying Index. It makes security additions and deletions effective after the close of trading on each third Friday in March. Additionally, if at any time during the year other than the evaluation, a security in the Underlying Index no longer meets the eligibility criteria above, or is otherwise determined to have become ineligible for continued inclusion in the Underlying Index, the security is removed from the Underlying Index and is not replaced. Ordinarily, an Underlying Index security will be removed from the Underlying Index at its last sale price. If, however, at the time of its removal the Underlying Index security is halted from trading on its primary listing market and an official closing price cannot readily be determined, the Underlying Index security may, in NASDAQ OMX’s discretion, be removed at a zero price. The zero price will be applied to the Underlying Index security after the close of the market but prior to the time the official closing value of the Underlying Index is disseminated.

The Underlying Index employs a modified market capitalization-weighted methodology based on the market capitalization ranking of the Underlying Index securities. At each quarterly rebalance, if the Underlying Index weight of the highest ranking security is greater than 8%, it will be capped at 8% and the Index Provider will distribute the excess weight proportionally across the remaining Underlying Index securities. The Index Provider will repeat the process until no more than five Underlying Index securities are capped at 8%. Next, the Index Provider will cap the Underlying Index weight at 4% for all other Underlying Index securities with an Underlying Index weight greater than 4%, and the Index Provider will distribute proportionally the excess weight across the remaining Underlying Index securities to generate the final rebalanced Underlying Index weights. The Index Provider applies the modified market capitalization-weighted methodology to the capitalization of each Underlying Index security in the Underlying Index, after applying quarterly changes to the total shares outstanding and the corresponding last sale price of the security at the close of trading on the last trading day in February, May, August and November. The Index Provider calculates Underlying Index shares by dividing this modified market capitalization for each Underlying Index security in the Underlying Index by its corresponding last sale price.

The Index Provider will reflect changes in the price and/or Underlying Index shares driven by corporate events such as stock dividends, stock splits, certain spin-offs and rights issuances in the

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Underlying Index on the ex-date. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 10%, the change ordinarily will become effective as soon as practicable in accordance with generally accepted Underlying Index policies and procedures as described above. The Index Provider will accumulate changes of less than 10% during the quarter and ordinarily will make them effective after the close of trading on the third Friday in March, June, September and December. In each case, the Index Provider will make certain adjustments in the calculation of the Underlying Index to ensure continuity of the Underlying Index. The Underlying Index shares are adjusted by the same percentage amount by which the total shares outstanding have changed. In the case of a special cash dividend, the Index Provider will determine on an individual basis whether to immediately reflect the dividend in the Underlying Index in accordance with generally accepted Underlying Index policies and procedures. If it is determined that the Index Provider will make a change, that change ordinarily will become effective on the Underlying Index ex-date.

Ordinarily, whenever there is a change in Underlying Index shares, a change in Underlying Index securities, or a change to the price of an Underlying Index security due to spin-offs, rights issuances, or special cash dividends, the divisor is adjusted to ensure that there is no discontinuity in the value of the Underlying Index, which might otherwise be caused by any such change. The Index Provider announces all changes to the Underlying Index in advance and reflects those changes in the Underlying Index prior to market open on the Underlying Index effective date. In administering the Underlying Index, the Index Provider will exercise reasonable discretion as it deems appropriate.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section.

Basic Materials Sector Risk

PowerShares Dynamic Basic Materials Sector Portfolio faces the risk that changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect the companies engaged in the production and distribution of basic materials.

Consumer Discretionary Sector Risk

For PowerShares Dynamic Consumer Discretionary Sector Portfolio, companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Consumer Staples Sector Risk

PowerShares Dynamic Consumer Staples Sector Portfolio faces the risk that changes in the worldwide economy, consumer spend-

ing, competition, demographics and consumer preferences, exploration and production spending may adversely affect companies, as well as natural and man-made disasters and political, social or labor unrest, in the consumer staples sector. Companies in this sector also are affected by changes in government regulation, world events and economic conditions.

Energy Sector Risk

Each of PowerShares Dynamic Energy Sector Portfolio and PowerShares Dynamic Utilities Portfolio faces the risk that changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. Changes in government regulation, world events and economic conditions also affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Financial Services Sector Risk

For PowerShares Dynamic Financial Sector Portfolio, investing in the financial services sector involves risks, including the following: unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities a Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Moreover, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by PowerShares Dynamic Financial Sector Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. Liquidity in some markets has decreased and credit has become scarcer worldwide. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced decline in the valuation of their assets and even ceased operations.

Financial services companies also are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Recent regulatory changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the

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introduction of new international capital and liquidity requirements under the Basel III Accords (“Basel III”), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in PowerShares Dynamic Financial Sector Portfolio.

Healthcare Sector Risk

For PowerShares Dynamic Healthcare Sector Portfolio, factors such as restrictions on government reimbursement for medical expenses, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments may affect the profitability of companies in the healthcare sector.

Companies in the healthcare sector depend heavily on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Companies in the healthcare sector are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly.

The healthcare sector also is subject to extensive government regulation spanning a wide range of topics, including cost and price controls (which might include a freeze on the prices of prescription drugs), national health insurance, incentives for competition in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of prepaid healthcare plans.

Healthcare companies also are subject to competitive forces that may make it difficult to raise prices and, at times, may result in price discounting. Additionally, the profitability of some healthcare companies may depend on a relatively limited number of products, and their products can become obsolete due to industry innovation, changes in technologies or other market developments. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

Industrials Sector Risk

PowerShares Dynamic Industrials Sector Portfolio faces the risk that changes in government regulation, world events and economic conditions may adversely affect the companies in the industrials sector. In addition, these companies are at risk for environmental damage claims. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations also could adversely affect the companies in this sector.

Internet Software and Services Sector Risk

For PowerShares NASDAQ Internet Portfolio, competitive pressures, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees, can significantly affect the Internet software and services sector. For example, as product cycles shorten and manufacturing capacity increases, these companies could become subject increasingly to aggressive pricing, which hampers profitability. Changing domestic and international demand, research and development costs, availability and price of components and product obsolescence also can affect profitability.

The market for these Internet software products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of Internet software and services companies depends substantially on the timely and successful introduction of new products or services. An unexpected change in one or more of the technologies affecting a company’s products or in the market for products based on a particular technology could have a material adverse effect on the company’s operating results. Furthermore, there can be no assurance that the software and services companies can respond in a timely manner to compete in the rapidly developing marketplace.

Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused, and are likely to cause, the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies.

Many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not develop independently technologies that are equivalent substantially or superior to such companies’ technology.

Oil and Gas Services Industry Concentration Risk

For PowerShares Dynamic Energy Sector Portfolio, the profitability of companies in the oil and gas services industry may be adversely affected by world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Prices and supplies of oil and gas may fluctuate significantly over short and long periods of time due to national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. In addition, companies in the oil and gas services industry are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Disruptions in oil and gas services or shifts in the fuel consumption may significantly

41

impact companies in this industry. Companies in the oil and gas services industry also may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Technology Sector Risk

For PowerShares Dynamic Technology Sector Portfolio, the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products can significantly affect the companies in the technology sector. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future.

The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of sector participants depends substantially on the timely and successful introduction of new products.

Utilities Sector Risk

For PowerShares Dynamic Utilities Sector Portfolio, issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates that the issuer can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with, and potential losses resulting from, a developing deregulatory environment; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; effects of a national energy policy and lengthy delays, and greatly increased costs and other problems, associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; and potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact on the Fund’s portfolio securities and the performance of the Fund. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Equity Risk

Equity risk is the risk that the value of the securities a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which a Fund invests or factors relating to the securities of specific companies that a Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in each Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk

In following its methodology, a Fund’s Underlying Intellidex or Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Intellidex or Underlying Index concentrates in the securities of issuers in a particular industry or sector, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Information about the Funds’ exposure to a particular industry is available in the Funds’ Annual and Semi-Annual Reports to Shareholders, as well as on their Forms N-Q as filed with the Securities and Exchange Commission.

Non-Correlation Risk

A Fund’s return may not match the return of its Underlying Intellidex or Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Intellidex or Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex or Underlying Index. In addition, the performance of a Fund and its Underlying Intellidex or Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Intellidex or Underlying Index resulting from legal restrictions, costs or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Intellidex or

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Underlying Index may be adversely affected. Since an Underlying Intellidex or Underlying Index is not subject to the tax diversification requirements to which the Funds must adhere, a Fund may be required to deviate its investments from the securities, contained in, and relative weightings of, its Underlying Intellidex or Underlying Index. A Fund may not invest in certain securities included in its respective Underlying Intellidex or Underlying Index due to liquidity constraints. Liquidity constraints also may delay a Fund’s purchase or sale of securities included in its Underlying Intellidex or Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from its respective Underlying Intellidex or Underlying Index.

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact a Fund’s ability to track its Underlying Intellidex or Underlying Index. For example, in regulated industries, and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Adviser, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund’s and the Adviser’s affiliates.

The Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund or the need to reserve cash held by the Fund to meet redemptions and expenses or low assets (particularly when a Fund is new and has operated for only a short period). If a Fund utilizes a sampling approach, its return may not correlate as well with its respective Underlying Intellidex or Underlying Index, as would be the case if they purchased all of the securities in its Underlying Intellidex or Underlying Index with the same weightings as its Underlying Intellidex or Underlying Index.

Index Risk

Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of their respective Underlying Intellidex or Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Intellidex or Underlying Index, even if that security generally is underperforming.

Market Risk

Securities in each Underlying Intellidex or Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the securities in a Fund’s Underlying Intellidex or Underlying Index.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption processes of the Funds. Any of these factors may lead to the Shares trading at a premium or discount to a Fund’s NAV.

Large Capitalization Company Risk

PowerShares NASDAQ Internet Portfolio may invest in companies with large market capitalizations, which may go in and out of favor based on market and economic conditions. Although larger companies tend to be less volatile than companies with smaller market capitalizations, returns on investments in securities of large capitalization U.S. companies could trail the returns on investments in securities of smaller companies.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk

PowerShares NASDAQ Internet Portfolio is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share prices of the Fund than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-Principal Investment Strategies

Each Fund, after investing at least 90% of its total assets in securities that comprise its respective Underlying Index or Underlying Intellidex, may invest its remaining assets in securities not included in its Underlying Index or Underlying Intellidex and in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in options and futures contracts. The Funds may use options and futures contracts (and convertible securities and structured notes) to seek performance that corresponds to each Fund’s respective Underlying Intellidex or Underlying Index and to manage cash flows. The Adviser anticipates that it may take approximately three business days (a business day is any day that the NYSE is open) for the Adviser to fully reflect the additions and deletions to each Fund’s respective Underlying Intellidex or Underlying Index in the portfolio composition of that Fund.

Each Fund normally will invest at least 80% of its total assets in securities suggested by the name of that Fund (the “80% investment policy”). Each Fund considers securities suggested by the name of that Fund to be those securities that comprise its respective Underlying Intellidex or Underlying Index.

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Each of the investment policies described herein, including each Fund’s investment objective, constitutes a non-fundamental policy that the Board of Trustees (“Board”) of PowerShares Exchange-Traded Fund Trust (the “Trust”) may change at any time without shareholder approval. The Board also may change the 80% investment policy of each Fund without shareholder approval, but only upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the Funds are set forth in the Trust’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

PowerShares NASDAQ Internet Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Risks of Futures and Options

Each Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in its respective Underlying Intellidex or Underlying Index, to facilitate trading or to reduce transaction costs. The Funds will not use futures or options for speculative purposes.

Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of the stock index future and the movement in the Underlying Intellidex or Underlying Index. In the event of adverse price movements, each Fund would remain required to make daily cash payments to maintain its required margin. The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. However, each Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.

Each Fund must segregate liquid assets or take other appropriate measures to “cover” open positions in futures contracts. For futures contracts that do not cash settle, each Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, each Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value. For more information, please see the section “Investment Policies and Risks—Futures and Options” in the SAI.

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If PowerShares NASDAQ Internet Portfolio is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of cash collateral.

Shares May Trade at Prices Different than NAV

The NAV of the Shares generally will fluctuate with changes in the market value of a Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the relevant Exchange. The Adviser cannot predict whether the Shares will trade below, at or above each Fund’s respective NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund’s Underlying Intellidex or Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Issues

Trading in Shares on the Exchanges may be halted due to market conditions or for reasons that, in the view of the Exchanges, make trading in Shares inadvisable. In addition, trading in Shares on the Exchanges is subject to trading halts caused by extraordinary market volatility pursuant to each Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of each Exchange necessary to maintain the listing of each Fund will continue to be met or will remain unchanged.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis, and are created and redeemed principally in-kind in Creation Units at closing NAVs. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains

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for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for each Fund or its ongoing shareholders.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Trust’s SAI, which is available at www.InvescoPowerShares.com

Management of the Funds

Invesco PowerShares Capital Management LLC (the “Adviser”) is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Adviser serves as the investment adviser to the Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, a family of ETFs, with combined assets under management of more than $36.6 billion as of July 31, 2013. The Trust currently is composed of 55 ETFs.

As the Funds’ investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Michael Jeanette, Brian Picken and Theodore Samulowitz. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since June 2007 or since inception. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since August 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007. Prior to this he was a financial advisor with Smith Barney and First Bank Systems.

Brian Picken is Vice President and Portfolio Manager of the Adviser. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since August 2010. Previously, he was an Associate Portfolio Manager from August 2009 to August 2010, an ETF Portfolio Operations Specialist for the Adviser from August 2008 to August 2009, and prior to that was a Research Analyst for the Adviser from August 2007 to August 2008.

Theodore Samulowitz is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since August 2013. He has been a Portfolio Manager of the Adviser since May 2012. Prior to that, he was the Managing Partner of Endurance Capital Markets LLC from February 2010 to February 2012 and a Portfolio Manager of CMT Asset Management from 2006 to 2010.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

The Adviser receives fees from each Fund (except PowerShares NASDAQ Internet Portfolio) equal to 0.50% of the Fund’s average daily net assets. The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (except PowerShares NASDAQ Internet Portfolio) (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, sub-licensing fees, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (each an “Expense Cap”), at least until August 31, 2014. The Expense Agreement (except with respect to PowerShares NASDAQ Internet Portfolio) provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

PowerShares NASDAQ Internet Portfolio pays the Adviser a unitary management fee equal to 0.60% of its average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Adviser’s unitary management fee is designed to pay PowerShares NASDAQ Internet Portfolio’s expenses and to compensate the Adviser for providing services for the Fund.

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Each Fund (except PowerShares NASDAQ Internet Portfolio) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to its respective Underlying Intellidex, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust and extraordinary expenses.

A discussion regarding the basis for the Board’s approval of the Trust’s Investment Advisory Agreement on behalf of each Fund is available in the Funds’ Annual Report to Shareholders for the fiscal year ended April 30, 2013.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units.

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on an Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade under the following symbols on the following Exchanges:

Fund	Symbol	Exchange
PowerShares Dynamic Basic Materials Sector Portfolio	PYZ	NYSE Arca
PowerShares Dynamic Consumer Discretionary Sector Portfolio	PEZ	NYSE Arca
PowerShares Dynamic Consumer Staples Sector Portfolio	PSL	NYSE Arca
PowerShares Dynamic Energy Sector Portfolio	PXI	NYSE Arca
PowerShares Dynamic Financial Sector Portfolio	PFI	NYSE Arca
PowerShares Dynamic Healthcare Sector Portfolio	PTH	NYSE Arca
PowerShares Dynamic Industrials Sector Portfolio	PRN	NYSE Arca
PowerShares Dynamic Technology Sector Portfolio	PTF	NYSE Arca
PowerShares Dynamic Utilities Portfolio	PUI	NYSE Arca
PowerShares NASDAQ Internet Portfolio	PNQI	NASDAQ

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on its relevant Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve the Funds directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of the Funds. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of port-

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folio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV. To minimize these potential consequences of frequent purchases and redemptions of Shares, each Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise are not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on the relevant Exchange, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly. Each Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Funds. Dividends paid out of each Fund’s income and net short-term gains, if any, generally are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

For non-corporate taxpayers, long-term capital gains are currently taxed at a rate of 20% while short-term capital gains and other ordinary income are taxed at ordinary income rates.

Distributions in excess of each Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Funds’ NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash component paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. For more information, please see the section “Taxes” in the SAI.

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Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. The NAV for each Fund will be disseminated daily on each day that the NYSE is open. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when each Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate each Fund’s NAV and the prices used by the Fund’s Underlying Intellidex or Underlying Index. This may adversely affect each Fund’s ability to track its Underlying Intellidex or Underlying Index.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Chicago, Illinois 60602 and 1661 K Street, N.W., Washington, DC 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund.

48

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years or, if shorter, for the period since a Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report for the fiscal year ended April 30, 2013, which is available upon request.

PowerShares Dynamic Basic Materials Sector Portfolio (PYZ)

	Year Ended April 30,
	2013	2012	2011		2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$38.24	$40.66	$31.30		$20.14	$36.29
Net investment income(a)	0.63	0.47	0.86	(b)	0.28	0.42
Net realized and unrealized gain (loss) on investments	5.16	(2.46)	9.34		11.20	(16.15)
TOTAL FROM INVESTMENT OPERATIONS	5.79	(1.99)	10.20		11.48	(15.73)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.65)	(0.43)	(0.84)		(0.32)	(0.42)
NET ASSET VALUE AT END OF YEAR	$43.38	$38.24	$40.66		$31.30	$20.14
MARKET PRICE AT END OF YEAR(c)	$43.29	$38.20	$40.67		$31.34	$20.15
NET ASSET VALUE, TOTAL RETURN(d)	15.37%	(4.76)%	33.12%		57.46%	(43.63)%
MARKET PRICE TOTAL RETURN(d)	15.26%	(4.88)%	32.98%		57.59%	(43.59)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$80,253	$66,924	$97,591		$48,517	$18,129
Ratio to average net assets of:
Expenses, after Waivers	0.65%	0.65%	0.65%		0.65%	0.65%
Expenses, prior to Waivers	0.72%	0.76%	0.79%		0.91%	0.97%
Net investment income, after Waivers	1.59%	1.33%	2.56%	(b)	1.05%	1.57%
Portfolio turnover rate(e)	63%	78%	28%		46%	47%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1.65 per share owned of Weyerhaeuser Co. on July 20, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.26 and 0.78%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

49

PowerShares Dynamic Consumer Discretionary Sector Portfolio (PEZ)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$29.90	$27.54	$23.72	$17.07	$22.45
Net investment income(a)	0.39	0.18	0.20	0.06	0.13
Net realized and unrealized gain (loss) on investments	4.24	2.37	3.79	6.65	(5.35)
TOTAL FROM INVESTMENT OPERATIONS	4.63	2.55	3.99	6.71	(5.22)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.34)	(0.19)	(0.17)	(0.06)	(0.15)
Return of capital	—	—	—	—	(0.01)
TOTAL DISTRIBUTIONS	(0.34)	(0.19)	(0.17)	(0.06)	(0.16)
NET ASSET VALUE AT END OF YEAR	$34.19	$29.90	$27.54	$23.72	$17.07
MARKET PRICE AT END OF YEAR(b)	$34.16	$29.89	$27.53	$23.74	$17.07
NET ASSET VALUE, TOTAL RETURN(c)	15.67%	9.41%	16.91%	39.37%	(23.19)%
MARKET PRICE TOTAL RETURN(c)	15.60%	9.41%	16.77%	39.49%	(23.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$23,933	$19,437	$20,657	$21,345	$13,658
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.65%	0.65%	0.65%	0.65%	0.64%
Expenses, prior to Waivers	0.93%	1.19%	1.24%	1.32%	1.68%
Net investment income, after Waivers	1.29%	0.69%	0.86%	0.31%	0.81%
Portfolio turnover rate(d)	130%	88%	68%	86%	157%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

50

PowerShares Dynamic Consumer Staples Sector Portfolio (PSL)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$32.61	$31.36	$26.74	$20.81	$26.75
Net investment income(a)	0.66	0.48	0.52	0.36	0.45
Net realized and unrealized gain (loss) on investments	7.13	1.22	4.61	5.99	(6.04)
TOTAL FROM INVESTMENT OPERATIONS	7.79	1.70	5.13	6.35	(5.59)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.71)	(0.45)	(0.51)	(0.42)	(0.35)
NET ASSET VALUE AT END OF YEAR	$39.69	$32.61	$31.36	$26.74	$20.81
MARKET PRICE AT END OF YEAR(b)	$39.67	$32.60	$31.37	$26.74	$20.79
NET ASSET VALUE, TOTAL RETURN(c)	24.29%	5.53%	19.46%	30.87%	(21.02)%
MARKET PRICE TOTAL RETURN(c)	24.27%	5.47%	19.50%	30.99%	(21.09)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$37,708	$39,131	$40,772	$38,772	$37,453
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.65%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.82%	0.89%	0.94%	0.87%	0.94%
Net investment income, after Waivers	1.94%	1.54%	1.91%	1.50%	2.07%
Portfolio turnover rate(d)	57%	35%	54%	67%	48%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

51

PowerShares Dynamic Energy Sector Portfolio (PXI)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$40.45	$44.63	$29.75	$19.91	$38.80
Net investment income(a)	0.47	0.21	0.32	0.20	0.18
Net realized and unrealized gain (loss) on investments	8.13	(4.15)	14.77	9.87	(18.93)
TOTAL FROM INVESTMENT OPERATIONS	8.60	(3.94)	15.09	10.07	(18.75)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.66)	(0.24)	(0.21)	(0.23)	(0.14)
NET ASSET VALUE AT END OF YEAR	$48.39	$40.45	$44.63	$29.75	$19.91
MARKET PRICE AT END OF YEAR(b)	$48.36	$40.47	$44.65	$29.75	$19.92
NET ASSET VALUE, TOTAL RETURN(c)	21.48%	(8.79)%	51.01%	50.81%	(48.52)%
MARKET PRICE TOTAL RETURN(c)	21.35%	(8.78)%	51.07%	50.73%	(48.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$137,916	$141,562	$191,903	$38,671	$25,878
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.66%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.69%	0.66%	0.74%	0.93%	0.98%
Net investment income, after Waivers	1.10%	0.54%	0.90%	0.79%	0.65%
Portfolio turnover rate(d)	80%	107%	35%	63%	67%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

52

PowerShares Dynamic Financial Sector Portfolio (PFI)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$20.08	$20.45	$18.46	$14.63	$22.94
Net investment income(a)	0.35	0.25	0.27	0.21	0.24
Net realized and unrealized gain (loss) on investments	3.83	(0.42)	2.04	3.84	(8.33)
TOTAL FROM INVESTMENT OPERATIONS	4.18	(0.17)	2.31	4.05	(8.09)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.34)	(0.20)	(0.32)	(0.22)	(0.22)
NET ASSET VALUE AT END OF YEAR	$23.92	$20.08	$20.45	$18.46	$14.63
MARKET PRICE AT END OF YEAR(b)	$23.90	$20.07	$20.44	$18.45	$14.60
NET ASSET VALUE, TOTAL RETURN(c)	21.07%	(0.66)%	12.76%	27.90%	(35.53)%
MARKET PRICE TOTAL RETURN(c)	21.03%	(0.66)%	12.77%	28.09%	(35.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$20,330	$18,071	$22,492	$17,539	$14,630
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers(d)	0.66%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	1.10%	1.21%	1.30%	1.25%	1.13%
Net investment income, after Waivers	1.66%	1.33%	1.50%	1.26%	1.27%
Portfolio turnover rate(e)	118%	102%	59%	97%	66%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

53

PowerShares Dynamic Healthcare Sector Portfolio (PTH)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$32.29	$31.41	$25.68	$17.89	$25.87
Net investment income (loss)(a)	0.43	0.02	(0.05)	0.03	0.02
Net realized and unrealized gain (loss) on investments	6.39	0.86	5.78	7.84	(8.00)
TOTAL FROM INVESTMENT OPERATIONS	6.82	0.88	5.73	7.87	(7.98)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.35)	—	—	(0.05)	—
Return of capital	—	—	—	(0.03)	—
TOTAL DISTRIBUTIONS	(0.35)	—	—	(0.08)	—
NET ASSET VALUE AT END OF YEAR	$38.76	$32.29	$31.41	$25.68	$17.89
MARKET PRICE AT END OF YEAR(b)	$38.69	$32.30	$31.44	$25.67	$17.86
NET ASSET VALUE, TOTAL RETURN(c)	21.31%	2.80%	22.31%	44.09%	(30.85)%
MARKET PRICE TOTAL RETURN(c)	21.06%	2.74%	22.48%	44.28%	(30.94)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$60,071	$37,134	$62,822	$97,598	$71,576
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.65%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.74%	0.82%	0.84%	0.72%	0.71%
Net investment income (loss), after Waivers	1.26%	0.05%	(0.21)%	0.13%	0.10%
Portfolio turnover rate(d)	93%	99%	63%	79%	96%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

54

PowerShares Dynamic Industrials Sector Portfolio (PRN)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$30.02	$32.47	$25.21	$18.85	$30.33
Net investment income(a)	0.52	0.22	0.17	0.20	0.22
Net realized and unrealized gain (loss) on investments	6.89	(2.48)	7.29	6.48	(11.55)
TOTAL FROM INVESTMENT OPERATIONS	7.41	(2.26)	7.46	6.68	(11.33)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.65)	(0.19)	(0.20)	(0.32)	(0.15)
Return of capital	(0.04)	—	—	—	—
TOTAL DISTRIBUTIONS	(0.69)	(0.19)	(0.20)	(0.32)	(0.15)
NET ASSET VALUE AT END OF YEAR	$36.74	$30.02	$32.47	$25.21	$18.85
MARKET PRICE AT END OF YEAR(b)	$36.72	$30.00	$32.48	$25.20	$18.82
NET ASSET VALUE, TOTAL RETURN(c)	25.18%	(6.91)%	29.83%	35.73%	(37.41)%
MARKET PRICE TOTAL RETURN(c)	25.19%	(7.00)%	29.92%	35.89%	(37.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$38,573	$30,017	$113,629	$32,779	$60,324
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.65%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.92%	0.80%	0.88%	0.82%	0.81%
Net investment income, after Waivers	1.65%	0.77%	0.62%	0.93%	1.05%
Portfolio turnover rate(d)	116%	129%	48%	121%	81%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment return calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

55

PowerShares Dynamic Technology Sector Portfolio (PTF)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$27.29	$27.66	$23.60	$17.29	$24.83
Net investment income (loss)(a)	0.17	0.01	(0.02)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	1.88	(0.38)	4.09	6.36	(7.53)
TOTAL FROM INVESTMENT OPERATIONS	2.05	(0.37)	4.07	6.31	(7.54)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.20)	—	—	—	—
Return of capital	—	—	(0.01)	—	—
TOTAL DISTRIBUTIONS	(0.20)	—	(0.01)	—	—
NET ASSET VALUE AT END OF YEAR	$29.14	$27.29	$27.66	$23.60	$17.29
MARKET PRICE AT END OF YEAR(b)	$29.06	$27.28	$27.65	$23.59	$17.29
NET ASSET VALUE, TOTAL RETURN(c)	7.59%	(1.34)%	17.26%	36.50%	(30.37)%
MARKET PRICE TOTAL RETURN(c)	7.34%	(1.34)%	17.27%	36.44%	(30.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$32,053	$31,387	$49,793	$38,942	$25,932
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.65%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.89%	0.94%	0.91%	0.90%	0.89%
Net investment income (loss), after Waivers	0.63%	0.03%	(0.07)%	(0.24)%	(0.04)%
Portfolio turnover rate(d)	95%	108%	67%	71%	90%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment return calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

56

PowerShares Dynamic Utilities Portfolio (PUI)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$16.69	$17.12	$14.96	$13.15	$19.01
Net investment income(a)	0.45	0.41	0.48	0.52	0.54
Net realized and unrealized gain (loss) on investments	3.14	(0.38)	2.19	2.04	(5.95)
TOTAL FROM INVESTMENT OPERATIONS	3.59	0.03	2.67	2.56	(5.41)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.46)	(0.46)	(0.51)	(0.75)	(0.45)
NET ASSET VALUE AT END OF YEAR	$19.82	$16.69	$17.12	$14.96	$13.15
MARKET PRICE AT END OF YEAR(b)	$19.79	$16.66	$17.13	$14.96	$13.13
NET ASSET VALUE, TOTAL RETURN(c)	21.90%	0.26%	18.36%	19.79%	(29.00)%
MARKET PRICE TOTAL RETURN(c)	21.94%	0.02%	18.42%	19.97%	(29.11)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$42,604	$43,393	$47,089	$38,139	$42,071
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.81%	0.77%	0.89%	0.95%	0.82%
Net investment income, after Waivers	2.54%	2.45%	3.12%	3.71%	3.44%
Portfolio turnover rate(d)	48%	71%	68%	81%	68%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

57

PowerShares NASDAQ Internet Portfolio (PNQI)

	Year Ended April 30,				For the Period June 10, 2008(e) Through April 30, 2009
	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$41.08	$41.37	$27.99	$17.89	$24.72
Net investment income (loss)(a)	(0.01)	(0.08)	(0.06)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	5.04	(0.21)	13.44	10.22	(6.74)
TOTAL FROM INVESTMENT OPERATIONS	5.03	(0.29)	13.38	10.10	(6.82)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.02)	—	—	—	—
Return of capital	—	—	—	—	(0.01)
TOTAL DISTRIBUTIONS	(0.02)	—	—	—	(0.01)
NET ASSET VALUE AT END OF PERIOD	$46.09	$41.08	$41.37	$27.99	$17.89
MARKET PRICE AT END OF PERIOD(b)	$46.08	$41.08	$41.40	$28.01	$17.88
NET ASSET VALUE, TOTAL RETURN(c)	12.26%	(0.70)%	47.80%	56.46%	(27.56)%	(f)
MARKET PRICE TOTAL RETURN(c)	12.23%	(0.77)%	47.81%	56.65%	(27.60)%	(f)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000’s omitted)	$64,525	$63,678	$45,507	$15,396	$1,789
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.60%	0.60%	0.60%	0.60%	0.60%	(g)
Net investment income (loss)	(0.02)%	(0.22)%	(0.17)%	(0.46)%	(0.51)%	(g)
Portfolio turnover rate(d)	20%	23%	20%	23%	25%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Commencement of Investment Operations.
(f)	The net asset value, total return from Fund Inception (June 12, 2008, the first day of trading on the Exchange) to April 30, 2009 was (25.33)%. The market price total return from Fund Inception to April 30, 2009 was (26.53)%.
(g)	Annualized.

58

Intellidex and Index Providers

NYSE Arca is the Intellidex Provider for each Fund (except PowerShares NASDAQ Internet Portfolio). NYSE Arca is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with NYSE Arca to use each Underlying Intellidex. Each such Fund is entitled to use its respective Underlying Intellidex pursuant to a sub-licensing agreement with the Adviser.

NYSE Arca develops, calculates and maintains its own proprietary indices and serves as the calculation agent for third-party indices. NYSE Arca publishes index values to market data vendors via the NYSE Euronext Global Index Feed (GIF). The more than 200 index values that NYSE Arca currently calculates are used as benchmarks, or to support the trading of exchange traded funds, index options, and other structured products listed on NYSE Arca. NYSE Arca announces index changes (additions, deletions, share changes, price adjustments, rebalances, etc.) as early as practicable prior to the effectiveness of the change or scheduled event. Such announcements currently are available on the Indexes Daily List at www.nyxdata.com.

The NASDAQ Internet Index® is calculated and maintained by the NASDAQ OMX. NASDAQ OMX is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the NASDAQ OMX to use the NASDAQ Internet Index®. PowerShares NASDAQ Internet Portfolio is entitled to use the NASDAQ Internet Index® pursuant to a sub-licensing agreement with the Adviser.

No entity that creates, compiles, sponsors or maintains the Underlying Intellidexes or Underlying Indexes is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliates of the Adviser has any rights to influence the selection of the securities in the Underlying Intellidexes or Underlying Index.

Set forth below is a list of each Fund and the Underlying Intellidex or Underlying Index upon which it is based:

Fund	Underlying Index or Underlying Intellidex
PowerShares Dynamic Basic Materials Sector Portfolio	Dynamic Basic Materials Sector IntellidexSM Index
PowerShares Dynamic Consumer Discretionary Sector Portfolio	Dynamic Consumer Discretionary Sector IntellidexSM Index
PowerShares Dynamic Consumer Staples Sector Portfolio	Dynamic Consumer Staples Sector IntellidexSM Index
PowerShares Dynamic Energy Sector Portfolio	Dynamic Energy Sector IntellidexSM Index
PowerShares Dynamic Financial Sector Portfolio	Dynamic Financial Sector IntellidexSM Index
PowerShares Dynamic Healthcare Sector Portfolio	Dynamic Healthcare Sector IntellidexSM Index
PowerShares Dynamic Industrials Sector Portfolio	Dynamic Industrials Sector IntellidexSM Index

Fund	Underlying Index or Underlying Intellidex
PowerShares Dynamic Technology Sector Portfolio	Dynamic Technology Sector IntellidexSM Index
PowerShares Dynamic Utilities Portfolio	Dynamic Utilities IntellidexSM Index
PowerShares NASDAQ Internet Portfolio	NASDAQ Internet Index®

Disclaimers

The Dynamic Basic Materials Sector IntellidexSM Index, Dynamic Consumer Discretionary Sector IntellidexSM Index, Dynamic Consumer Staples Sector IntellidexSM Index, Dynamic Energy Sector IntellidexSM Index, Dynamic Financial Sector IntellidexSM Index, Dynamic Healthcare Sector IntellidexSM Index, Dynamic Industrials Sector IntellidexSM Index, Dynamic Technology Sector IntellidexSM Index and Dynamic Utilities IntellidexSM Index are trademarks of NYSE Arca, which are licensed for use by the Adviser.

None of the Funds is sponsored or endorsed by NYSE Arca and NYSE Arca makes no warranty or representation as to the accuracy and/or completeness of the Underlying Intellidexes or the results to be obtained by a person from the use of the Underlying Intellidexes or the trading of the Funds and does not make any representation regarding the advisability of investing in Shares of these Funds.

NYSE Arca makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in Shares of the Funds or the ability of the Funds to track the performance of any sector of the stock market. As the Intellidex Provider, NYSE Arca’s only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and Dynamic Basic Materials Sector IntellidexSM Index, Dynamic Consumer Discretionary Sector IntellidexSM Index, Dynamic Consumer Staples Sector IntellidexSM Index, Dynamic Energy Sector IntellidexSM Index, Dynamic Financial Sector IntellidexSM Index, Dynamic Healthcare Sector IntellidexSM Index, Dynamic Industrials Sector IntellidexSM Index, Dynamic Technology Sector IntellidexSM Index and Dynamic Utilities IntellidexSM Index, which are determined, composed and calculated by NYSE Arca without regard to the Funds. NYSE Arca has no obligation to take the needs of the owners of Shares into consideration in determining, composing or calculating the Underlying Intellidexes. NYSE Arca is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Shares.

The Underlying Intellidexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. NYSE Arca has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Intellidexes. NYSE Arca is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. NYSE Arca has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares.

59

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN AND NYSE ARCA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE DISTRIBUTOR, THE ADVISER, THE TRUST OR OWNERS OF SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares NASDAQ Internet Portfolio is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, PowerShares NASDAQ Internet Portfolio. The Corporations make no representation or warranty, express or implied to the owners of PowerShares NASDAQ Internet Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares NASDAQ Internet Portfolio particularly, or the ability of the NASDAQ Internet Index® to track general stock market performance. The Corporations’ only relationship to the Adviser is in the licensing of the NASDAQ®, OMX®, NASDAQ OMX® and NASDAQ Internet Index® trade/service marks, and certain trade names of the Corporations and the use of the NASDAQ Internet Index® which is determined, composed and calculated by NASDAQ OMX without regard to Adviser or PowerShares NASDAQ Internet Portfolio. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of PowerShares NASDAQ Internet Portfolio into consideration in determining, composing or calculating the NASDAQ Internet Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of PowerShares NASDAQ Internet Portfolio to be issued or in the determination or calculation of the equation by which PowerShares NASDAQ Internet Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of PowerShares NASDAQ Internet Portfolio. “NASDAQ®” is a registered trademark and is used under license.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ INTERNET INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF POWERSHARES NASDAQ INTERNET PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ

INTERNET INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ INTERNET INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or Underlying Intellidexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Index or Underlying Intellidexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or Underlying Intellidexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index or Underlying Intellidexes even if notified of the possibility of such damages.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters is available at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of a Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If a Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable

60

securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, Funds and Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds’ investments also is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or make shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time

Write:	PowerShares Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173

Visit:	www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room 100 F Street, N.E., Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21265.

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Invesco PowerShares Exchange-Traded Fund Trust 3500 Lacey Road, Suite 700 Downers Grove, IL 60515		P-PS-PRO-3
www.InvescoPowerShares.com 800.983.0903	@PowerShares

Investment Company Act File No. 811-21265

PowerShares Exchange-Traded Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated August 30, 2013

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses, each dated August 30, 2013, for the PowerShares Exchange-Traded Fund Trust (the “Trust”) relating to the series of the Trust listed below (each a “Fund” and collectively the “Funds”), as such Prospectuses may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares Aerospace & Defense Portfolio	NYSE Arca, Inc.	PPA
PowerShares Buyback Achievers™ Portfolio	NYSE Arca, Inc.	PKW
PowerShares Cleantech™ Portfolio	NYSE Arca, Inc.	PZD
PowerShares Dividend Achievers™ Portfolio	NYSE Arca, Inc.	PFM
PowerShares DWA Technical Leaders™ Portfolio	NYSE Arca, Inc.	PDP
PowerShares Dynamic Basic Materials Sector Portfolio	NYSE Arca, Inc.	PYZ
PowerShares Dynamic Biotechnology & Genome Portfolio	NYSE Arca, Inc.	PBE
PowerShares Dynamic Building & Construction Portfolio	NYSE Arca, Inc.	PKB
PowerShares Dynamic Consumer Discretionary Sector Portfolio	NYSE Arca, Inc.	PEZ
PowerShares Dynamic Consumer Staples Sector Portfolio	NYSE Arca, Inc.	PSL
PowerShares Dynamic Energy Exploration & Production Portfolio	NYSE Arca, Inc.	PXE
PowerShares Dynamic Energy Sector Portfolio	NYSE Arca, Inc.	PXI
PowerShares Dynamic Financial Sector Portfolio	NYSE Arca, Inc.	PFI
PowerShares Dynamic Food & Beverage Portfolio	NYSE Arca, Inc.	PBJ
PowerShares Dynamic Healthcare Sector Portfolio	NYSE Arca, Inc.	PTH
PowerShares Dynamic Industrials Sector Portfolio	NYSE Arca, Inc.	PRN
PowerShares Dynamic Large Cap Growth Portfolio	NYSE Arca, Inc.	PWB
PowerShares Dynamic Large Cap Value Portfolio	NYSE Arca, Inc.	PWV
PowerShares Dynamic Leisure and Entertainment Portfolio	NYSE Arca, Inc.	PEJ
PowerShares Dynamic MagniQuant Portfolio	NYSE Arca, Inc.	PIQ
PowerShares Dynamic Market Portfolio	NYSE Arca, Inc.	PWC
PowerShares Dynamic Media Portfolio	NYSE Arca, Inc.	PBS
PowerShares Dynamic Networking Portfolio	NYSE Arca, Inc.	PXQ
PowerShares Dynamic Oil & Gas Services Portfolio	NYSE Arca, Inc.	PXJ
PowerShares Dynamic OTC Portfolio	NYSE Arca, Inc.	PWO
PowerShares Dynamic Pharmaceuticals Portfolio	NYSE Arca, Inc.	PJP
PowerShares Dynamic Retail Portfolio	NYSE Arca, Inc.	PMR
PowerShares Dynamic Semiconductors Portfolio	NYSE Arca, Inc.	PSI
PowerShares Dynamic Software Portfolio	NYSE Arca, Inc.	PSJ
PowerShares Dynamic Technology Sector Portfolio	NYSE Arca, Inc.	PTF
PowerShares Dynamic Utilities Portfolio	NYSE Arca, Inc.	PUI
PowerShares Financial Preferred Portfolio	NYSE Arca, Inc.	PGF
PowerShares FTSE RAFI US 1000 Portfolio	NYSE Arca, Inc.	PRF
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	The NASDAQ Stock Market LLC	PRFZ
PowerShares Fundamental Pure Large Core Portfolio	NYSE Arca, Inc.	PXLC
PowerShares Fundamental Pure Large Growth Portfolio	NYSE Arca, Inc.	PXLG
PowerShares Fundamental Pure Large Value Portfolio	NYSE Arca, Inc.	PXLV
PowerShares Fundamental Pure Mid Growth Portfolio	NYSE Arca, Inc.	PXMG
PowerShares Fundamental Pure Mid Core Portfolio	NYSE Arca, Inc.	PXMC
PowerShares Fundamental Pure Mid Value Portfolio	NYSE Arca, Inc.	PXMV
PowerShares Fundamental Pure Small Growth Portfolio	NYSE Arca, Inc.	PXSG
PowerShares Fundamental Pure Small Core Portfolio	NYSE Arca, Inc.	PXSC
PowerShares Fundamental Pure Small Value Portfolio	NYSE Arca, Inc.	PXSV
PowerShares Global Listed Private Equity Portfolio	NYSE Arca, Inc.	PSP
PowerShares Golden Dragon China Portfolio	NYSE Arca, Inc.	PGJ
PowerShares High Yield Equity Dividend Achievers™ Portfolio	NYSE Arca, Inc.	PEY
PowerShares International Dividend Achievers™ Portfolio	NYSE Arca, Inc.	PID
PowerShares Lux Nanotech Portfolio	NYSE Arca, Inc.	PXN

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares NASDAQ Internet Portfolio	The NASDAQ Stock Market LLC	PNQI
PowerShares S&P 500 BuyWrite Portfolio	NYSE Arca, Inc.	PBP
PowerShares S&P 500® High Quality Portfolio	NYSE Arca, Inc.	SPHQ
PowerShares Water Resources Portfolio	NYSE Arca, Inc.	PHO
PowerShares WilderHill Clean Energy Portfolio	NYSE Arca, Inc.	PBW
PowerShares WilderHill Progressive Energy Portfolio	NYSE Arca, Inc.	PUW
PowerShares Zacks Micro Cap Portfolio	NYSE Arca, Inc.	PZI

Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. A copy of any Prospectus may be obtained without charge by writing to the Trust’s Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or by calling toll free 800.983.0903. The audited financial statements for each Fund contained in the Trust’s 2013 Annual Report and the related report of PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Trust are incorporated herein by reference in the section “Financial Statements.” No other portions of the Trust’s Annual Report are incorporated by reference in to this SAI.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares of 55 Funds. Each of the Funds (except as indicated below) is “non-diversified” and, as such, each Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The following Funds are classified as “diversified:” PowerShares Cleantech™ Portfolio, PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Technical Leaders Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares S&P 500 BuyWrite Portfolio, PowerShares S&P 500® High Quality Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio and PowerShares Zacks Micro Cap Portfolio. The shares of each of the Funds are referred to in this SAI as “Shares.”

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its specific benchmark index (each, an “Underlying Index” or “Underlying Intellidex,” as applicable). Invesco PowerShares Capital Management LLC (the “Adviser”), an indirect, wholly owned subsidiary of Invesco Ltd., manages the Funds.

Each Fund issues and redeems Shares at net asset value (“NAV”) only in aggregations of 50,000 Shares (each, a “Creation Unit” or a “Creation Unit Aggregation”). Each Fund issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index or Underlying Intellidex (as defined below), as applicable (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus a fixed transaction fee. The Shares of all of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca”), except for the Shares of PowerShares FTSE RAFI US 1500 Small-Mid Portfolio and PowerShares NASDAQ Internet Portfolio, which are listed on The NASDAQ Stock Market LLC (“NASDAQ”) (together with NYSE Arca, the “Exchanges”). Shares trade on the Exchanges at market prices that may be below, at or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.

Each Fund reserves the right to offer creations and redemptions of Shares for cash, although they have no current intention of doing so. In addition, the Funds may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, the Funds may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions.

EXCHANGE LISTING AND TRADING

There can be no assurance that a Fund will continue to meet the requirements of the Exchanges necessary to maintain the listing of the Fund’s Shares. The Exchanges may, but are not required to, remove the Shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Fund’s Underlying Index or Underlying Intellidex no longer is calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the relevant Exchange, makes further dealings on such Exchange inadvisable. The applicable Exchange will remove the Shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchanges, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

INVESTMENT RESTRICTIONS

Investment Restrictions

The Funds have adopted as fundamental policies the investment restrictions numbered (1) through (14) below, except that restrictions (1) and (2) only apply to those Funds classified as “diversified” Funds, as listed above in the section “General Description of the Trust and the Funds.” Except as noted in the prior sentence or as otherwise noted below, each Fund, as a fundamental policy, may not:

(1)  As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).

(2)  As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

(3)  With respect to the PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(4)  With respect to the PowerShares Aerospace & Defense Portfolio, PowerShares Buyback Achievers™ Portfolio, PowerShares Cleantech™ Portfolio, PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Technical Leaders™ Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Lux

Nanotech Portfolio, PowerShares NASDAQ Internet Portfolio, PowerShares S&P 500 BuyWrite Portfolio, PowerShares S&P 500® High Quality Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio and PowerShares Zacks Micro Cap Portfolio, invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the respective Underlying Index or Underlying Intellidex that the Fund replicates, concentrates in an industry or group of industries. The PowerShares Water Resources Portfolio will invest at least 25% of the value of its total assets in the water industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(5)  With respect to PowerShares Fundamental Pure Large Growth Portfolio and PowerShares Fundamental Pure Large Value Portfolio, invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(6)  With respect to the PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Golden Dragon China Portfolio and PowerShares High Yield Equity Dividend Achievers™ Portfolio, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(7)  With respect to the PowerShares Aerospace & Defense Portfolio, PowerShares Cleantech™ Portfolio, PowerShares Dividend Achievers™ Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares FTSE RAFI US 1000, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares S&P 500 High Quality Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares Zacks Micro Cap Portfolio, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(8)  With respect to the PowerShares Buyback Achievers™ Portfolio, PowerShares DWA Technical Leaders™ Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Global Listed Private Equity Portfolio,

PowerShares NASDAQ Internet Portfolio, PowerShares S&P 500 BuyWrite Portfolio and PowerShares WilderHill Progressive Energy Portfolio, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(9)  With respect to the PowerShares Fundamental Pure Large Growth Portfolio and PowerShares Fundamental Pure Large Value Portfolio, borrow money, except that the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

(10)  Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(11)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(12)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(13)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(14)  Issue senior securities, except as permitted under the 1940 Act.

Except for restrictions (6), (7), (8), (9) and (11)(iii), if a Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restrictions (6), (7), (8), (9) and (11)(iii), in the event that a Fund’s borrowings or securities lending at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed or securities loaned), less the Fund’s liabilities (other than borrowings) due to subsequent changes in the value of the Fund’s assets or otherwise, within three business days, the Fund will take corrective action to reduce the amount of its borrowings or securities lending to an extent that such borrowings or securities loaned will not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed or loaned) less the Fund’s liabilities (other than borrowings or securities loaned).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Each Fund may not:

(1)  Except for PowerShares Fundamental Pure Large Growth Portfolio and PowerShares Fundamental Pure Large Value Portfolio, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  With respect to PowerShares Fundamental Pure Large Growth Portfolio and PowerShares Fundamental Pure Large Value Portfolio, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost.

(3)  Except for PowerShares Fundamental Pure Large Growth Portfolio and PowerShares Fundamental Pure Large Value Portfolio, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(4)  With respect to PowerShares Fundamental Pure Large Growth Portfolio and PowerShares Fundamental Pure Large Value Portfolio, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

(5)  With respect to PowerShares Global Listed Private Equity Portfolio and the PowerShares Lux Nanotech Portfolio, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(6)  Except for PowerShares Global Listed Private Equity Portfolio and the PowerShares Lux Nanotech Portfolio, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(7)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(8)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

(9)  With respect to the PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Golden Dragon China Portfolio and PowerShares High Yield Equity Dividend Achievers™ Portfolio, enter into futures contracts or related options if more than 30% of the Fund’s net assets would be represented by such instruments or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

The investment objective of each Fund is a non-fundamental policy that can be changed by the Board without approval by shareholders.

Each Fund (except PowerShares Buyback Achievers™ Portfolio, PowerShares DWA Technical Leaders™ Portfolio, PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Market Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares International Dividend Achievers™ Portfolio and PowerShares S&P 500® High Quality Portfolio) normally will invest at least 80% of its total assets in securities suggested by its name (the “80% investment policy”). Each Fund considers the securities suggested by its name to be those securities that comprise that Fund’s Underlying Index or Underlying Intellidex. The 80% investment policy for each Fund is a non-fundamental policy, and each of these Funds will provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, a Fund invests less than 80% of its total assets pursuant to the 80% investment policy, that Fund will make future investments in securities that satisfy this policy.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

Each Fund seeks to achieve its investment objective by investing primarily in securities that comprise its Underlying Index or Underlying Intellidex. Each Fund operates as an index fund and will not be actively managed. Each Fund attempts to replicate, before fees and expenses, the performance of its Underlying Index or Underlying Intellidex, Each Fund (except PowerShares Financial Preferred Portfolio) generally invests in all of the securities comprising its Underlying Index or Underlying Intellidex in proportion to the weightings of the securities in the Underlying Index or Underlying Intellidex, although a Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track the Underlying Index or Underlying Intellidex. PowerShares Financial Preferred Portfolio uses a “sampling” methodology to seek to achieve its investment objective, which may cause that Fund not to be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index.

Investment Risks

A discussion of each Fund’s principal investment strategies and the principal risks associated with an investment in the Funds is contained in the Funds’ Prospectuses in the “Summary Information—Principal Investment Strategies,” “Summary Information—Principal Risks of Investing in the Funds” and “Additional Information About the Funds’ Strategies and Risks” sections. The discussion below supplements, and should be read in conjunction with, these sections.

An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

An investment in a Fund also should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities, and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The Funds are not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities a Fund holds unless the respective index provider removes the securities of such issuer from its respective Underlying Index or Underlying Intellidex.

An investment in each Fund also should be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index or Underlying Intellidex because the total return the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index or Underlying Intellidex. In addition, PowerShares Financial Preferred Portfolio may use a representative sampling approach, which may cause the Fund not to be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index. It is also possible that, for short periods of time, a Fund may not replicate fully the performance of its Underlying Index or Underlying Intellidex due to the temporary unavailability of certain Underlying Index or Underlying Intellidex securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time, because the Fund is required to correct such imbalances by means of adjusting the composition of its portfolio holdings. It also is possible that the composition of a Fund may not replicate exactly the composition of its respective Underlying Index or Underlying Intellidex if the Fund has to adjust its portfolio holdings to continue to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Correlation and Tracking Error.  Correlation measures the degree of association between the returns of a Fund and its Underlying Index or Underlying Intellidex. Each Fund seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index or Underlying Intellidex; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund’s fiscal year-end by comparing the Fund’s average monthly total returns, before fees and expenses, to its Underlying Index’s or Underlying Intellidex’s average monthly total returns over the prior one-year period (or since inception if the Fund has been in existence for less than one year). Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index or Underlying Intellidex is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index or Underlying Intellidex, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over one-year period(s), by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s or Underlying Intellidex’s returns.

Equity Securities.  Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Lending Portfolio Securities.  Each of PowerShares Cleantech™ Portfolio, PowerShares Dynamic Media Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares NASDAQ Internet Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares Zacks Micro Cap Portfolio may lend their portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are continuously secured by segregated cash collateral equal to at least 102% of the market value, determined daily, of the loaned securities. In case of significant upside movements in the price of the loaned securities, there is a risk that the Fund may be under-collateralized overnight. If that were the case, collateral levels would be stabilized the next day with the request by the Adviser of additional collateral to restore the 102% limit. Each such Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will lend its securities only to parties that its investment adviser has determined are in good standing and when, in the investment adviser’s judgment, the potential income earned would justify the risks.

A Fund will not have the right to vote securities while they are on loan, but it will call a loan in anticipation of an important vote. A Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities will be invested, in accordance with the investment guidelines of a Fund, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the respective Fund, but will not consider any collateral received as an asset of that Fund. A Fund will bear any loss on the investment of its cash collateral.

For a discussion of the federal income tax considerations relating to lending portfolio securities, see “Taxes.”

Repurchase Agreements.  Each Fund may enter into repurchase agreements, which are agreements pursuant to which a Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements.  Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Money Market Instruments.  Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality as the Adviser determines; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies.  Each Fund may invest in the securities of other investment companies beyond the limits permitted under the 1940 Act, subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust in 2012 (the “2012 Order”). Absent such exemptive relief, the Funds’ investments in investment companies would be limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund’s total assets of investment companies in the aggregate. However, as a non-fundamental restriction, no Fund (except PowerShares Global Listed Private Equity Portfolio and PowerShares Lux Nanotech Portfolio) may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

Under the pertinent terms of the 2012 Order, each Fund that relies on that order may invest in registered investment companies in excess of the limitations imposed by Sections 12(d)(1)(A) and 12(d)(1)(C) of the Investment Company Act of 1940. The total amount of securities held by the Fund, both individually and when aggregated with all other shares of the acquired fund held by other registered investment companies or private investment pools advised by PowerShares or its affiliates (as well as shares held by PowerShares and its affiliates) cannot exceed 25% of the outstanding voting securities of the acquired investment company, and the none of these entities (including the Fund) may individually or collectively exert a controlling influence over the acquired investment company. A Fund may not rely on 2012 Order to acquire an investment company that itself has ownership of investment company shares in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act. To the extent necessary to comply with the provisions of the 1940 Act or the 2012 Order, on any matter upon which an underlying investment company’s shareholders are solicited to vote, the Adviser of that Fund will vote the underlying investment company shares in the same general proportion as shares held by other shareholders of the underlying investment company.

In addition, the Trust has previously obtained exemptive relief in 2007 that allows other investment companies to acquire shares of the Trust in excess of the limitations imposed by Section 12(d)(1)(A) (the “2007 Order”). This relief is conditioned on those acquiring funds obtaining a participation agreement signed by both the acquiring fund and the Fund that it wishes to acquire in excess of the 12(d)(1)(A) limitations. No Fund that relies on the 2012 Order will enter into a participation agreement pursuant to the 2007 Order, and no Fund that has a signed participation agreement in effect pursuant to the 2007 Order will rely on the 2012 Order.

Real Estate Investment Trusts (“REITs”).  Each Fund may invest in the securities of REITs, which pool investors’ funds for investments primarily in real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for a Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

The Funds conceivably could own real estate directly as a result of a default on the securities it owns. Therefore, the Funds may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operated expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs depend upon management skill, are not diversified and therefore are subject to the risk of financing single or a limited number of projects. REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code and/or failing to maintain an exemption from the 1940 Act. Changes in interest rates also may affect the value of debt securities held by the Funds. By investing in REITs indirectly through the Funds, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Illiquid Securities.  The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Borrowing.  Each Fund may borrow money from a bank or another person up to limits set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. Borrowing also may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities.

Futures and Options.  Each Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index or Underlying Intellidex, to facilitate trading or to reduce transaction costs. Each Fund only will enter into futures contracts and options on futures contracts that are traded on a U.S. exchange. Each Fund will not use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Each Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. The custodian will segregate assets committed to futures contracts to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate each Fund’s existing position in the contract.

Risks of Futures and Options Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund would utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index or Underlying Intellidex. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. No Fund plans to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

The Funds’ use of futures and options on futures involves the risk of imperfect or even negative correlation to their respective Underlying Index or Underlying Intellidex if the index underlying the futures contract differs from the Underlying Index or Underlying Intellidex.

The Funds also risk loss of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is minimized substantially because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Swap Agreements.  Each Fund may enter into swap agreements. PowerShares Global Listed Private Equity Portfolio is the only Fund currently using swap agreements, including total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements usually will be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

Risks of Swap Agreements.  For the PowerShares Global Listed Private Equity Portfolio, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

Total return swaps could result in losses for PowerShares Global Listed Private Equity Portfolio if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. PowerShares Global Listed Private Equity Portfolio may lose money in a total return swap if the counterparty fails to meet its obligations.

PowerShares Global Listed Private Equity Portfolio will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked-to-market on a daily basis.

Restrictions on the Use of Futures Contracts, Options on Futures Contracts and Swaps.  In February 2012, the Commodity Futures Trading Commission (“CFTC”) adopted amendments to Rule 4.5 of the Commodity Exchange Act (“CEA”) that significantly limit the ability of certain regulated entities, including registered investment companies such as the Trust, to rely on an exclusion that would exempt its investment adviser from having to register with the CFTC as a commodity pool operator (“CPO”). The exclusion from Rule 4.5 previously allowed registered investment companies to engage in unlimited transactions involving futures contracts. However, under amended Rule 4.5, the investment adviser of a registered investment company may claim exclusion from registration as a CPO only if the registered investment company that it advises uses futures contracts solely for “bona fide hedging purposes” or limits its use of futures contracts for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to futures contracts do not exceed 5% of the liquidation value of the registered investment company’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the registered investment company’s portfolio (taking into account unrealized profits and unrealized losses on any such positions). The Adviser has claimed exclusion on behalf of each Fund under the amended Rule 4.5. These rule revisions effectively limit the Funds’ use of futures, options on futures, swaps, or other commodity interests. Each of the Funds currently intends to comply with the terms of revised Rule 4.5 so as to avoid regulation as a commodity pool, and as a result, the ability of each Fund to utilize futures, options on futures, swaps, or other commodity interests may be limited in accordance with the terms of the rule, as well as any limits set forth in the Funds’ Prospectuses and this SAI.

PORTFOLIO TURNOVER

For the fiscal year ended April 30, 2013, the portfolio turnover rate for each of the following Funds varied significantly from such Fund’s portfolio turnover rate for the fiscal year ended April 30, 2012 due to the application of each Fund’s respective index methodology:

PowerShares Buyback Achievers™ Portfolio

PowerShares DWA Technical Leaders™ Portfolio

PowerShares Dynamic Consumer Discretionary Sector Portfolio

PowerShares Dynamic Energy Sector Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares Lux Nanotech Portfolio

PowerShares S&P 500 BuyWrite Portfolio

PowerShares Zacks Micro Cap Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule.  The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

The Funds’ Form N-Qs and Form N-CSRs are available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Qs and Form N-CSRs also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Funds’ Form N-Qs and Form N-CSRs are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Portfolio Holdings Policy.  The Trust has adopted a policy regarding the disclosure of information about the Funds’ portfolio holdings. The Board must approve all material amendments to this policy.

The Funds’ portfolio holdings are disseminated publicly each day that the Funds are open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is disseminated publicly each day prior to the opening of the Exchanges via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds’ portfolio holdings may be permitted at other times to personnel of third-party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Funds.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has eight Trustees. Seven Trustees are not “interested,” as that term is defined in the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and three other exchange-traded fund trusts advised by the Adviser.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During Past 5 Years

Ronn R. Bagge (55) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	114	None

Todd J. Barre (55) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	114	None

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During Past 5 Years

Marc M. Kole (53) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2006	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	114	None

Yung Bong Lim (49) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove , IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	114	None

Philip M. Nussbaum (51) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	114	None

Gary R. Wicker (51) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (since 2013); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); formerly, Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	114	None

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During Past 5 Years

Donald H. Wilson (53) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	114	None

The Interested Trustee of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Address and Age of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee in Past 5 Years

Kevin M. Carome (57) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	114	None

*	This is the date the Interested Trustee began serving the Trust. The Trustee serves an indefinite term, until his successor is elected.

The executive officers of the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below :

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Andrew Schlossberg (39) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (32) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (55) Invesco Canada Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (49) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchanged-Traded Fund Trust; formerly, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann (41) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC

Steven M. Hill (48) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2012); Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (44) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Anna Paglia (39) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

*	This is the date an Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities that the Trustee beneficially owned in the Trust and in all registered investment companies the Trustee oversees as of December 31, 2012 is shown below.

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Aerospace & Defense Portfolio	Dollar Range of Equity Securities in the PowerShares Buyback Achievers™ Portfolio	Dollar Range of Equity Securities in the PowerShares Cleantech™ Portfolio	Dollar Range of Equity Securities in the PowerShares Dividend Achievers™ Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim(1)	None	None	None	None
Philip M. Nussbaum	None	None	None	Over $100,000
Gary R. Wicker(1)	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares DWA Technical Leaders™ Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Basic Materials Sector Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Biotechnology & Genome Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Building & Construction Portfolio
Ronn R. Bagge	Over $100,000	None	None	None
Todd J. Barre	None	$10,001-$50,000	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim(1)	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker(1)	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic Consumer Discretionary Sector Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Consumer Staples Sector Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Energy Exploration & Production Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Energy Sector Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim(1)	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker(1)	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome	None	None	None	None

(1)	Messrs. Lim and Wicker were appointed as Trustees in March 2013.

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic Financial Sector Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Food & Beverage Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Healthcare Sector Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Industrials Sector Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim(1)	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker(1)	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares Dynamic Large Cap Growth Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Large Cap Value Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Leisure and Entertainment Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic MagniQuant Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	Over $100,000	None	None
Yung Bong Lim(1)	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker(1)	None	None	None	None
Donald H. Wilson	$50,001-$100,000	$50,001-$100,000	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic Market Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Media Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Networking Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Oil & Gas Services Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim(1)	None	None	None	None
Philip M. Nussbaum	Over $100,000	None	None	None
Gary R. Wicker(1)	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic OTC Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Pharmaceuticals Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Retail Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Semiconductors Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim(1)	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker(1)	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome	None	None	None	None

(1)	Messrs. Lim and Wicker were appointed as Trustees in March 2013.

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic Software Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Technology Sector Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Utilities Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Financial Preferred Portfolio
Ronn R. Bagge	None	None	None	Over $100,000
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	$10,001-$50,000	None
Yung Bong Lim(1)	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker(1)	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares FTSE RAFI US 1000 Portfolio	Dollar Range of Equity Securities in the PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	Dollar Range of Equity Securities in the PowerShares Fundamental Pure Large Core Portfolio	Dollar Range of Equity Securities in the PowerShares Fundamental Pure Large Growth Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000	None
Marc M. Kole	None	None	None	None
Yung Bong Lim(1)	None	None	None	None
Philip M. Nussbaum	Over $100,000	None	None	None
Gary R. Wicker(1)	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Fundamental Pure Large Value Portfolio	Dollar Range of Equity Securities in the PowerShares Fundamental Pure Mid Growth Portfolio	Dollar Range of Equity Securities in the PowerShares Fundamental Pure Mid Core Portfolio	Dollar Range of Equity Securities in the PowerShares Fundamental Pure Mid Value Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim(1)	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker(1)	None	None	None	None
Donald H. Wilson	None	None	$50,001-$100,000	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Fundamental Pure Small Growth Portfolio	Dollar Range of Equity Securities in the PowerShares Fundamental Pure Small Core Portfolio	Dollar Range of Equity Securities in the PowerShares Fundamental Pure Small Value Portfolio	Dollar Range of Equity Securities in the PowerShares Global Listed Private Equity Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim(1)	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker(1)	None	None	None	None
Donald H. Wilson	None	None	$10,001-$50,000	None
Kevin M. Carome	None	None	None	None

(1)	Messrs. Lim and Wicker were appointed as Trustees in March 2013.

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Golden Dragon China Portfolio	Dollar Range of Equity Securities in PowerShares High Yield Equity Dividend Achievers™ Portfolio	Dollar Range of Equity Securities in the PowerShares International Dividend Achievers™ Portfolio	Dollar Range of Equity Securities in the PowerShares Lux Nanotech Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim(1)	None	None	None	None
Philip M. Nussbaum	None	None	Over $100,000	None
Gary R. Wicker(1)	None	None	None	None
Donald H. Wilson	None	$1-$10,000	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares NASDAQ Internet Portfolio	Dollar Range of Equity Securities in the PowerShares S&P 500 BuyWrite Portfolio	Dollar Range of Equity Securities in PowerShares S&P 500® High Quality Portfolio	Dollar Range of Equity Securities in the PowerShares Water Resources Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim(1)	None	None	None	None
Philip M. Nussbaum	None	None	None	Over $100,000
Gary R. Wicker(1)	None	None	None	None
Donald H. Wilson	None	None	None	$1-$10,000
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares WilderHill Clean Energy Portfolio	Dollar Range of Equity Securities in the PowerShares WilderHill Progressive Energy Portfolio	Dollar Range of Equity Securities in the PowerShares Zacks Micro Cap Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Ronn R. Bagge	None	None	None	Over $100,000
Todd J. Barre	None	None	None	Over $100,000
Marc M. Kole	None	None	None	Over $100,000
Yung Bong Lim(1)	None	None	None	None
Philip M. Nussbaum	$10,001-$50,000	None	None	Over $100,000
Gary R. Wicker(1)	None	None	None	None
Donald H. Wilson	None	None	None	Over $100,000
Kevin M. Carome	None	None	None	Over $100,000

(1)	Messrs. Lim and Wicker were appointed as Trustees in March 2013.

The dollar range of Shares for Mr. Bagge and Mr. Nussbaum includes Shares of certain Funds in which each of Mr. Bagge and Mr. Nussbaum is deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.

As of December 31, 2012, no Independent Trustee and none of his immediate family members owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure.  As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for each Fund, under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the Trust’s fiscal year ended April 30, 2013, the Board held nine meetings.

The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Bagge, Barre, Kole (Chair), Lim, Nussbaum, Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the fiscal year ended April 30, 2013, the Audit Committee held four meetings.

Messrs. Bagge (Chair), Barre, Kole, Lim, Nussbaum, Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the fiscal year ended April 30, 2013, the Nominating and Governance Committee held five meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. The Chairs of the Audit Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of Funds overseen by the Trustees, the size of the Board and the nature of the Funds’ business, as the Interested Trustees and officers of the Trust provide the Board with insight as to the daily management of the Funds while the Independent Chair promotes independent oversight of the Funds by the Board.

Risk Oversight.  Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of a Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund’s investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with a Fund’s investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes.  As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to those qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, the following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He has served as Assistant Professor of Business at Trinity Christian College since 2010. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He was the Chief Financial Officer of Hope Network from 2008 to 2012. Previously, he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005 and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004. The Board has determined that Mr. Kole is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Lim has served as a trustee with the Fund Family since 2013. He has been a Managing Partner of Residential Dynamics Group LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel Investment Group, L.L.C. (1999-2007). Prior to his employment with

Citadel Investment Group, L.L.C., he was a Managing Director with Salomon Smith Barney. The Board considered the executive, financial and operations experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board has determined that Mr. Nussbaum is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. He has served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries since 2013. Previously, he was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was the Senior Manager of the Audit and Business Advisory Services Group of Price Waterhouse (1985-1996). The Board of the Trust has determined that Mr. Wicker is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair since 2012. He also served as lead Independent Trustee in 2011. Mr. Wilson has served as the Chairman and Chief Executive Officer of Stone Pillar Advisers, Ltd. since 2010. Previously, he was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during the past five years or more are shown in the above table.

Effective January 1, 2013, for his services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $225,000 (the “Retainer”). Prior to January 1, 2013, each Independent Trustee received a Retainer of $195,000. The Retainer is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Mr. Wilson receives an additional $70,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $25,000 per year and the chair of the Nominating and Governance Committee receives an additional fee of $15,000 per year, each allocated in the same manner as the Retainer. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust’s DC Plan allows each Independent Trustee to defer payment of all or a portion of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return on one to five of the funds of PowerShares Exchange-Traded Fund Trust II or the Trust that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees are not eligible for any pension or profit sharing plan in their capacity as Trustees.

The following sets forth the fees paid to each Trustee for the fiscal year ended April 30, 2013:

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Ronn R. Bagge	$99,631	N/A	$220,000
Todd J. Barre	$92,851	N/A	$205,000
Marc M. Kole	$104,151	N/A	$230,000
Yung Bong Lim(2)	$35,926	N/A	$37,500
Philip M. Nussbaum	$92,851	N/A	$205,000
Gary R. Wicker(2)	$35,926	N/A	$37,500
Donald H. Wilson	$124,492	N/A	$275,000
Kevin M. Carome	N/A	N/A	N/A

(1)	The amounts shown in this column represent the aggregate compensation paid by all of the funds of the trusts in the Fund Family for the fiscal year ended April 30, 2013 before deferral by the Trustees under the DC Plan. For the fiscal year April 30, 2013, Mr. Bagge deferred 10% of his compensation and both Mr. Lim and Mr. Nussbaum deferred 100% of his compensation, which amounts are reflected in the above table.

(2)	Messrs. Lim and Wicker were appointed as Trustees in March 2013.

As of the date of this SAI, the Trustees and officers of the Trust, as a group, owned less than 1% of each Fund’s outstanding Shares.

Principal Holders and Control Persons.  The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding equity securities as of July 31, 2013:

POWERSHARES DYNAMIC MARKET PORTFOLIO

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	13.12%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.11%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.81%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.14%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.79%

Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	14.65%

POWERSHARES DWA TECHNICAL LEADERS PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	19.08%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.55%

National Financial Services LLC 200 Liberty Street New York, NY 10281	6.62%

Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	11.49%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.61%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.19%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	18.24%

POWERSHARES WILDERHILL PROGRESSIVE ENERGY PORTFOLIO

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	9.58%

National Financial Services LLC 200 Liberty Street New York, NY 10281	14.81%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.34%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.31%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	11.76%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.78%

POWERSHARES GLOBAL LISTED PRIVATE EQUITY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.70%

POWERSHARES GLOBAL LISTED PRIVATE EQUITY PORTFOLIO (continued)

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.34%

Wells Fargo Bank, National Association 420 Montgomery St. San Francisco, CA 94163	25.60%

National Financial Services LLC 200 Liberty Street New York, NY 10281	11.86%

SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	6.70%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.44%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.18%

POWERSHARES DYNAMIC OTC PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	9.40%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.43%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.75%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	14.20%

National Financial Services LLC 200 Liberty Street New York, NY 10281	13.32%

Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	6.74%

POWERSHARES FINANCIAL PREFERRED PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.08%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	10.48%

POWERSHARES FINANCIAL PREFERRED PORTFOLIO (continued)

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.81%

UBS Financial Services LLC 1200 Harbor Blvd Weehawken, NJ 07086	6.19%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	9.08%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	10.10%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.54%

POWERSHARES CLEANTECH PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.44%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.64%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.30%

UBS Financial Services LLC 1200 Harbor Blvd Weehawken, NJ 07086	6.03%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.18%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.21%

POWERSHARES BUYBACK ACHIEVERS™ PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.80%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.97%

Linsco/Private Ledger Corp. One Beacon Street Boston, MA 02108	16.47%

POWERSHARES BUYBACK ACHIEVERS™ PORTFOLIO (continued)

Name & Address	% Owned
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	5.05%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	12.65%

POWERSHARES HIGH YIELD EQUITY DIVIDEND ACHIEVERS™ PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.42%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.44%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	21.98%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.34%

Bank of America, National Association 100 North Tryon Street Charlotte, NC 28255	10.87%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	8.60%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.78%

POWERSHARES DYNAMIC TECHNOLOGY SECTOR PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	14.26%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	21.63%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	13.95%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	7.69%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.69%

POWERSHARES DYNAMIC TECHNOLOGY SECTOR PORTFOLIO (continued)

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.91%

POWERSHARES DYNAMIC HEALTHCARE SECTOR PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.83%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	20.63%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.07%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	12.60%

Linsco/Private Ledger Corp. One Beacon Street Boston, MA 02108	6.44%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	12.52%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	7.10%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.65%

POWERSHARES DYNAMIC INDUSTRIALS SECTOR PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	19.03%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	13.80%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	14.11%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	21.10%

National Financial Services LLC 200 Liberty Street New York, NY 10281	6.77%

POWERSHARES DYNAMIC FINANCIAL SECTOR PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	17.60%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	14.66%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.38%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	21.86%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.12%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.41%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.60%

POWERSHARES DYNAMIC ENERGY SECTOR PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	13.37%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.21%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.26%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	9.12%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	14.33%

Bank of New York Mellon One Wall Street New York, NY 10286	6.50%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.46%

POWERSHARES DYNAMIC CONSUMER STAPLES SECTOR PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.02%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	13.61%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	15.52%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.67%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	10.28%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.31%

Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	5.13%

POWERSHARES GOLDEN DRAGON CHINA PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.99%

National Financial Services LLC 200 Liberty Street New York, NY 10281	12.76%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.51%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	9.97%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.02%

Brown Brothers Harriman & Co. 525 Washington Avenue Jersey City, NJ 07302	6.91%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.16%

POWERSHARES DYNAMIC CONSUMER DISCRETIONARY SECTOR PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.09%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	26.62%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	13.65%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.50%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.66%

UBS Financial Services LLC 1200 Harbor Blvd Weehawken, NJ 07086	7.48%

POWERSHARES DYNAMIC BASIC MATERIALS SECTOR PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.62%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	21.15%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.37%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	15.59%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.50%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.98%

POWERSHARES FUNDAMENTAL PURE SMALL CORE PORTFOLIO

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	11.12%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	11.22%

POWERSHARES FUNDAMENTAL PURE SMALL CORE PORTFOLIO (continued)

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.52%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	15.39%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	13.19%

Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	8.31%

POWERSHARES FUNDAMENTAL PURE MID CORE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.09%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.30%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	14.80%

National Financial Services LLC 200 Liberty Street New York, NY 10281	13.79%

Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	7.72%

Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	9.35%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	10.47%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	9.05%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.71%

POWERSHARES FUNDAMENTAL PURE LARGE CORE PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.42%

POWERSHARES FUNDAMENTAL PURE LARGE CORE PORTFOLIO (continued)

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.57%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	22.16%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.26%

Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	13.78%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.96%

POWERSHARES DYNAMIC MAGNIQUANT PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.50%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	43.54%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.74%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.05%

Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	5.03%

POWERSHARES WILDERHILL CLEAN ENERGY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.49%

Citibank, N.A. 333 W. 34th Street New York, NY 10001	7.30%

National Financial Services LLC 200 Liberty Street New York, NY 10281	12.71%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.58%

POWERSHARES WILDERHILL CLEAN ENERGY PORTFOLIO (continued)

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.08%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.06%

POWERSHARES FTSE RAFI US 1500 SMALL-MID PORTFOLIO

Name & Address	% Owned
Bank of America, National Association 100 North Tryon Street Charlotte, NC 28255	7.66%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.51%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.71%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	25.56%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.88%

POWERSHARES WATER RESOURCES PORTFOLIO

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	9.93%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.71%

Bank of America, National Association 100 North Tryon Street Charlotte, NC 28255	6.67%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.75%

National Financial Services LLC 200 Liberty Street New York, NY 10281	11.07%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.28%

POWERSHARES FTSE RAFI US 1000 PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	23.94%

National Financial Services LLC 200 Liberty Street New York, NY 10281	12.77%

Bank of New York Mellon The One Wall Street New York, NY 10286	6.52%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.24%

Mellon Trust of New England, National Association One Boston Place Boston, MA 02108	5.43%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.85%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.23%

POWERSHARES DYNAMIC UTILITIES PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	22.24%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.69%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.37%

LPL Financial Corporation One Beacon Street Boston, MA 02108	7.88%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	12.90%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.38%

POWERSHARES DYNAMIC LARGE CAP GROWTH PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	29.55%

POWERSHARES DYNAMIC LARGE CAP GROWTH PORTFOLIO (continued)

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	15.70%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.41%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	16.36%

National Financial Services LLC 200 Liberty Street New York, NY 10281	5.35%

POWERSHARES DYNAMIC RETAIL PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.55%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.06%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	10.35%

National Financial Services LLC 200 Liberty Street New York, NY 10281	11.27%

Bank of New York Mellon The One Wall Street New York, NY 10286	9.05%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	10.23%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.56%

UBS Financial Services LLC 1200 Harbor Blvd Weehawken, NJ 07086	5.15%

POWERSHARES DYNAMIC OIL & GAS SERVICES PORTFOLIO

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.39%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	9.24%

POWERSHARES DYNAMIC OIL & GAS SERVICES PORTFOLIO (continued)

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	19.36%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	9.07%

National Financial Services LLC 200 Liberty Street New York, NY 10281	11.10%

UBS Financial Services LLC 1200 Harbor Blvd Weehawken, NJ 07086	5.47%

POWERSHARES LUX NANOTECH PORTFOLIO

Name & Address	% Owned
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	9.13%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.94%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.15%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.15%

JPMorgan Chase Bank, National Association 1111 Polaris Pky Columbus, OH 43240	9.74%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.02%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.63%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.37%

POWERSHARES DYNAMIC ENERGY EXPLORATION & PRODUCTION PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.69%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.65%

POWERSHARES DYNAMIC ENERGY EXPLORATION & PRODUCTION PORTFOLIO (continued)

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.04%

National Financial Services LLC 200 Liberty Street New York, NY 10281	15.36%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.10%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.50%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.63%

Janney Montgomery Scott Inc. 1717 Arch Street Philadelphia, PA 19103	13.98%

POWERSHARES DYNAMIC BUILDING & CONSTRUCTION PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.52%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.60%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.87%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	10.28%

UBS Financial Services LLC 1200 Harbor Blvd Weehawken, NJ 07086	6.01%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	15.79%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.17%

POWERSHARES S&P 500® HIGH QUALITY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	34.56%

POWERSHARES S&P 500® HIGH QUALITY PORTFOLIO (continued)

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.60%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.82%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	17.21%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.64%

POWERSHARES AEROSPACE & DEFENSE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.72%

National Financial Services LLC 200 Liberty Street New York, NY 10281	11.03%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.59%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.55%

Bank of New York Mellon The One Wall Street New York, NY 10286	5.96%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	9.80%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.17%

POWERSHARES DYNAMIC LARGE CAP VALUE PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.92%

National Financial Services LLC 200 Liberty Street New York, NY 10281	13.03%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.57%

POWERSHARES DYNAMIC LARGE CAP VALUE PORTFOLIO (continued)

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	18.85%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.17%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.74%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.48%

POWERSHARES INTERNATIONAL DIVIDEND ACHIEVERS™ PORTFOLIO

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.86%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.09%

Bank of New York Mellon The One Wall Street New York, NY 10286	7.22%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.36%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	25.91%

State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	6.61%

POWERSHARES DIVIDEND ACHIEVERS™ PORTFOLIO

Name & Address	% Owned
Bank of New York Mellon The One Wall Street New York, NY 10286	18.91%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.23%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.50%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.97%

POWERSHARES DIVIDEND ACHIEVERS™ PORTFOLIO (continued)

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.42%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.96%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.49%

UBS Financial Services LLC 1200 Harbor Blvd Weehawken, NJ 07086	5.32%

Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	5.24%

POWERSHARES ZACKS MICRO CAP PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.81%

The Northern Trust Company 50 S LaSalle Street Chicago, IL 60603	30.54%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.60%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.24%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10.72%

POWERSHARES DYNAMIC LEISURE AND ENTERTAINMENT PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	12.85%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.16%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.02%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.47%

POWERSHARES DYNAMIC LEISURE AND ENTERTAINMENT PORTFOLIO (continued)

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	17.24%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	12.60%

POWERSHARES DYNAMIC SOFTWARE PORTFOLIO

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	9.95%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	12.00%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.30%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.64%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	22.24%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	7.76%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.46%

POWERSHARES DYNAMIC SEMICONDUCTORS PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.42%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	11.09%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	28.33%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.01%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.16%

POWERSHARES DYNAMIC SEMICONDUCTORS PORTFOLIO (continued)

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.48%

POWERSHARES DYNAMIC PHARMACEUTICALS PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.91%

National Financial Services LLC 200 Liberty Street New York, NY 10281	18.85%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.09%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.89%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.18%

POWERSHARES FUNDAMENTAL PURE MID GROWTH PORTFOLIO

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10.14%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.85%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.90%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.48%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	12.41%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	13.42%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.08%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.37%

POWERSHARES DYNAMIC NETWORKING PORTFOLIO

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.76%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.83%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.11%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.53%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.51%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	7.78%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.73%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.53%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.33%

POWERSHARES DYNAMIC MEDIA PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.55%

Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	32.60%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.11%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	8.10%

POWERSHARES DYNAMIC FOOD & BEVERAGE PORTFOLIO

Name & Address	% Owned
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	57.23%

POWERSHARES DYNAMIC FOOD & BEVERAGE PORTFOLIO (continued)

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.69%

POWERSHARES DYNAMIC BIOTECHNOLOGY & GENOME PORTFOLIO

Name & Address	% Owned
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.79%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.30%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	15.14%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	10.16%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.27%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.70%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.91%

POWERSHARES FUNDAMENTAL PURE SMALL VALUE PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	14.25%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.89%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.43%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	20.95%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.37%

Linsco/Private Ledger Corp. One Beacon Street Boston, MA 02108	6.90%

POWERSHARES FUNDAMENTAL PURE SMALL VALUE PORTFOLIO (continued)

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.68%

POWERSHARES FUNDAMENTAL PURE SMALL GROWTH PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.48%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10.51%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	10.79%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.62%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.47%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	20.62%

RBC Capital Markets, LLC 165 Broadway New York, NY 10006	6.94%

Linsco/Private Ledger Corp. One Beacon Street Boston, MA 02108	5.97%

POWERSHARES FUNDAMENTAL PURE MID VALUE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.60%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	9.74%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	10.51%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.30%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	15.30%

POWERSHARES FUNDAMENTAL PURE MID VALUE PORTFOLIO (continued)

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.18%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.72%

POWERSHARES S&P 500® BUYWRITE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.48%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.07%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.67%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.16%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	12.91%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.25%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.34%

E*Trade Clearing LLC 1675 Broadway #150 Denver, CO 80202	6.30%

POWERSHARES FUNDAMENTAL PURE LARGE VALUE PORTFOLIO

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	11.48%

Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	8.60%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.25%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	29.57%

POWERSHARES FUNDAMENTAL PURE LARGE VALUE PORTFOLIO (continued)

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	13.63%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	11.89%

POWERSHARES FUNDAMENTAL PURE LARGE GROWTH PORTFOLIO

Name & Address	% Owned
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	87.08%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.15%

POWERSHARES NASDAQ INTERNET PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.61%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	10.19%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.93%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	11.15%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.79%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.31%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	7.56%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.20%

Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	5.05%

Shareholder Communications.  Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholder may send communications to the Board or individual Board members at the Trust’s office. Management will review and generally respond to other shareholder communications sent to the Trusts’ office that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser.  The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

The Adviser was organized February 7, 2003 and is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Invesco Ltd. is the parent company of the Adviser and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Portfolio Managers.  The Adviser uses a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Joshua Betts, Michael Jeanette, Jeffrey Kernagis, Brian McGreal, Philip Fang,Brian Picken, Jonathan Nixon, Gary Jones and Theodore Samulowitz.

As of April 30, 2013, Mr. Hubbard managed 144 registered investment companies with a total of approximately $38.4 billion in assets, 34 other pooled investment vehicles with approximately $2.8 billion in assets and no other accounts.

As of April 30, 2013, Mr. Betts managed 66 registered investment companies with a total of approximately $9.9 billion in assets, 32 other pooled investment vehicles with approximately $2.7 billion in assets and no other accounts.

As of April 30, 2013, Mr. Fang managed 15 registered investment companies with a total of approximately $14.6 billion in assets, one other pooled investment vehicle with approximately $48 million in assets and no other accounts.

As of April 30, 2013, Mr. Jeanette managed 75 registered investment companies with a total of approximately $17.5 billion in assets, no other pooled investment vehicles and no other accounts.

As of April 30, 2013, Mr. Kernagis managed 32 registered investment companies with a total of approximately $16.9 billion in assets, 16 other pooled investment vehicles with approximately $1.7 billion in assets and no other accounts.

As of April 30, 2013, Mr. McGreal managed 46 registered investment companies with a total of approximately $6.9 billion in assets, 18 other pooled investment vehicles with approximately $1.1 billion in assets and no other accounts.

As of April 30, 2013, Mr. Picken managed 75 registered investment companies with a total of approximately $17.5 billion in assets, no other pooled investment vehicles and no other accounts.

As of April 30, 2013, Mr. Nixon managed no registered investment companies, 18 other pooled investment vehicles with approximately $1.1 billion in assets and no other accounts.

As of April 30, 2013, Mr. Jones managed 16 registered investment companies with a total of approximately $15.3 billion in assets, one other pooled investment vehicle with approximately $48.1 million and no other accounts.

As of April 30, 2013, Mr. Samulowitz managed 35 registered investment companies with a total of approximately $10.1 billion in assets, no other pooled investment vehicles and no other accounts.

Although the funds that the Portfolio Managers manage may have different investment strategies, the Adviser does not believe that management of the different Funds presents a material conflict of interest for the portfolio manager or the Adviser.

Description of Compensation Structure.  The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

As of April 30, 2013, the dollar ranges of securities of the Funds beneficially owned by Messrs. Betts, Fang, Hubbard, Jeanette, Kernagis, McGreal, Picken, Nixon, Jones and Samulowitz in the Trust were $1-$10,000, $10,001-$50,000, none, none, $10,001-$50,000, none, $1-$10,000, none, none and none, respectively.

The portfolio holdings of Messrs. Betts, Fang, Kernagis and Picken, as of April 30, 2013 in the Funds in which they own securities are shown below.

Joshua Betts	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares FTSE RAFI US 1000 Portfolio	X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X

Philip Fang	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares WilderHill Clean Energy Portfolio	X
PowerShares FTSE RAFI US 1000 Portfolio		X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio		X

Jeffrey Kernagis	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares WilderHill Clean Energy Portfolio	X
PowerShares Financial Preferred Portfolio		X

Brian Picken	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Buyback Achievers™ Portfolio	X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X
PowerShares Global Listed Private Equity Portfolio	X

Investment Advisory Agreement.  Pursuant to an Investment Advisory Agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), each Fund has agreed to pay an annual advisory fee equal to a percentage of its average daily net assets set forth in the chart below (the “Advisory Fee”).

Fund	Advisory Fee
PowerShares Aerospace & Defense Portfolio	0.50% of average daily net assets
PowerShares Buyback Achievers™ Portfolio	0.50% of average daily net assets
PowerShares Cleantech™ Portfolio	0.50% of average daily net assets
PowerShares Dividend Achievers™ Portfolio	0.40% of average daily net assets

Fund	Advisory Fee
PowerShares DWA Technical Leaders™ Portfolio	0.50% of average daily net assets
PowerShares Dynamic Basic Materials Sector Portfolio	0.50% of average daily net assets
PowerShares Dynamic Biotechnology & Genome Portfolio	0.50% of average daily net assets
PowerShares Dynamic Building & Construction Portfolio	0.50% of average daily net assets
PowerShares Dynamic Consumer Discretionary Sector Portfolio	0.50% of average daily net assets
PowerShares Dynamic Consumer Staples Sector Portfolio	0.50% of average daily net assets
PowerShares Dynamic Energy Exploration & Production Portfolio	0.50% of average daily net assets
PowerShares Dynamic Energy Sector Portfolio	0.50% of average daily net assets
PowerShares Dynamic Financial Sector Portfolio	0.50% of average daily net assets
PowerShares Dynamic Food & Beverage Portfolio	0.50% of average daily net assets
PowerShares Dynamic Healthcare Sector Portfolio	0.50% of average daily net assets
PowerShares Dynamic Industrials Sector Portfolio	0.50% of average daily net assets
PowerShares Dynamic Large Cap Growth Portfolio	0.50% of average daily net assets
PowerShares Dynamic Large Cap Value Portfolio	0.50% of average daily net assets
PowerShares Dynamic Leisure and Entertainment Portfolio	0.50% of average daily net assets
PowerShares Dynamic MagniQuant Portfolio	0.50% of average daily net assets
PowerShares Dynamic Market Portfolio	0.50% of average daily net assets
PowerShares Dynamic Media Portfolio	0.50% of average daily net assets
PowerShares Dynamic Networking Portfolio	0.50% of average daily net assets
PowerShares Dynamic Oil & Gas Services Portfolio	0.50% of average daily net assets
PowerShares Dynamic OTC Portfolio	0.50% of average daily net assets
PowerShares Dynamic Pharmaceuticals Portfolio	0.50% of average daily net assets
PowerShares Dynamic Retail Portfolio	0.50% of average daily net assets
PowerShares Dynamic Semiconductors Portfolio	0.50% of average daily net assets
PowerShares Dynamic Software Portfolio	0.50% of average daily net assets
PowerShares Dynamic Technology Sector Portfolio	0.50% of average daily net assets
PowerShares Dynamic Utilities Portfolio	0.50% of average daily net assets
PowerShares Financial Preferred Portfolio	0.50% of average daily net assets
PowerShares FTSE RAFI US 1000 Portfolio	0.29% of average daily net assets
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	0.29% of average daily net assets
PowerShares Fundamental Pure Large Core Portfolio*	0.29% of average daily net assets
PowerShares Fundamental Pure Large Growth Portfolio	0.29% of average daily net assets
PowerShares Fundamental Pure Large Value Portfolio	0.29% of average daily net assets
PowerShares Fundamental Pure Mid Core Portfolio*	0.29% of average daily net assets
PowerShares Fundamental Pure Mid Growth Portfolio*	0.29% of average daily net assets
PowerShares Fundamental Pure Mid Value Portfolio*	0.29% of average daily net assets
PowerShares Fundamental Pure Small Core Portfolio*	0.29% of average daily net assets
PowerShares Fundamental Pure Small Growth Portfolio*	0.29% of average daily net assets
PowerShares Fundamental Pure Small Value Portfolio*	0.29% of average daily net assets
PowerShares Global Listed Private Equity Portfolio	0.50% of average daily net assets
PowerShares Golden Dragon China Portfolio	0.50% of average daily net assets
PowerShares High Yield Equity Dividend Achievers™ Portfolio	0.40% of average daily net assets
PowerShares International Dividend Achievers™ Portfolio	0.40% of average daily net assets
PowerShares Lux Nanotech Portfolio	0.50% of average daily net assets
PowerShares NASDAQ Internet Portfolio	0.60% of average daily net assets
PowerShares S&P 500 BuyWrite Portfolio	0.75% of average daily net assets
PowerShares S&P 500® High Quality Portfolio**	0.29% of average daily net assets

Fund	Advisory Fee
PowerShares Water Resources Portfolio	0.50% of average daily net assets
PowerShares WilderHill Clean Energy Portfolio	0.50% of average daily net assets
PowerShares WilderHill Progressive Energy Portfolio	0.50% of average daily net assets
PowerShares Zacks Micro Cap Portfolio	0.50% of average daily net assets

*	Prior to June 16, 2011, each Fund’s annual management fee was 0.50% of the Fund’s average daily net assets.
**	Prior to November 21, 2012, the Fund’s management fee was 0.50%. From November 21, 2012 to December 17, 2012, the Adviser voluntarily agreed to waive a portion of the Fund’s management fee. After giving effect to such waiver, the net management rate was 0.29%. Effective December 18, 2012, the management fee of the Fund was reduced permanently to 0.29%.

Each Fund (except for the PowerShares NASDAQ Internet Portfolio and PowerShares S&P 500 BuyWrite Portfolio) is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

PowerShares NASDAQ Internet Portfolio and PowerShares S&P 500 BuyWrite Portfolio each pay the Adviser a unitary management fee equal to 0.60% and 0.75%, respectively, of each Fund’s average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, Acquired Fund Fees and Expenses, if any, and other extraordinary expenses. The Adviser’s unitary management fee is designed to pay PowerShares NASDAQ Internet Portfolio’s and PowerShares S&P 500 BuyWrite Portfolio’s expenses, respectively, and to compensate the Adviser for providing services for each Fund.

For each Fund other than Powershares NASDAQ Internet Portfolio and PowerShares S&P 500 BuyWrite Portfolio, the Adviser has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Trust, pursuant to which the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, brokerage commissions and other trading expenses, licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if any, and extraordinary expenses) (for PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares S&P 500® High Quality Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio licensing fees are not excluded and for PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio offering costs and licensing fees are not excluded) from exceeding the percentage of its average net assets set forth in the chart below (the “Expense Cap”), at least until August 31, 2014.

The Expense Agreement also provides that the expenses that the Adviser bears are subject to recapture by the Adviser (other than for PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio) for up to three years from the date that the Adviser bore the fee or expense, but no recapture payment will be made by each Fund if it would result in the Fund exceeding its Expense Cap.

Fund	Expense Cap
PowerShares Aerospace & Defense Portfolio	0.60% of average net assets
PowerShares Buyback Achievers™ Portfolio	0.60% of average net assets
PowerShares Cleantech™ Portfolio	0.60% of average net assets
PowerShares Dividend Achievers™ Portfolio	0.50% of average net assets
PowerShares DWA Technical Leaders™ Portfolio	0.60% of average net assets
PowerShares Dynamic Basic Materials Sector Portfolio	0.60% of average net assets

Fund	Expense Cap
PowerShares Dynamic Biotechnology & Genome Portfolio	0.60% of average net assets
PowerShares Dynamic Building & Construction Portfolio	0.60% of average net assets
PowerShares Dynamic Consumer Discretionary Sector Portfolio	0.60% of average net assets
PowerShares Dynamic Consumer Staples Sector Portfolio	0.60% of average net assets
PowerShares Dynamic Energy Exploration & Production Portfolio	0.60% of average net assets
PowerShares Dynamic Energy Sector Portfolio	0.60% of average net assets
PowerShares Dynamic Financial Sector Portfolio	0.60% of average net assets
PowerShares Dynamic Food & Beverage Portfolio	0.60% of average net assets
PowerShares Dynamic Healthcare Sector Portfolio	0.60% of average net assets
PowerShares Dynamic Industrials Sector Portfolio	0.60% of average net assets
PowerShares Dynamic Large Cap Growth Portfolio	0.60% of average net assets
PowerShares Dynamic Large Cap Value Portfolio	0.60% of average net assets
PowerShares Dynamic Leisure and Entertainment Portfolio	0.60% of average net assets
PowerShares Dynamic MagniQuant Portfolio	0.60% of average net assets
PowerShares Dynamic Market Portfolio	0.60% of average net assets
PowerShares Dynamic Media Portfolio	0.60% of average net assets
PowerShares Dynamic Networking Portfolio	0.60% of average net assets
PowerShares Dynamic Oil & Gas Services Portfolio	0.60% of average net assets
PowerShares Dynamic OTC Portfolio	0.60% of average net assets
PowerShares Dynamic Pharmaceuticals Portfolio	0.60% of average net assets
PowerShares Dynamic Retail Portfolio	0.60% of average net assets
PowerShares Dynamic Semiconductors Portfolio	0.60% of average net assets
PowerShares Dynamic Software Portfolio	0.60% of average net assets
PowerShares Dynamic Technology Sector Portfolio	0.60% of average net assets
PowerShares Dynamic Utilities Portfolio	0.60% of average net assets
PowerShares Financial Preferred Portfolio	0.60% of average net assets
PowerShares FTSE RAFI US 1000 Portfolio	0.39% of average net assets
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	0.39% of average net assets
PowerShares Fundamental Pure Large Core Portfolio	0.39% of average net assets
PowerShares Fundamental Pure Large Growth Portfolio	0.39% of average net assets
PowerShares Fundamental Pure Large Value Portfolio	0.39% of average net assets
PowerShares Fundamental Pure Mid Core Portfolio	0.39% of average net assets
PowerShares Fundamental Pure Mid Growth Portfolio	0.39% of average net assets
PowerShares Fundamental Pure Mid Value Portfolio	0.39% of average net assets
PowerShares Fundamental Pure Small Core Portfolio	0.39% of average net assets
PowerShares Fundamental Pure Small Growth Portfolio	0.39% of average net assets
PowerShares Fundamental Pure Small Value Portfolio	0.39% of average net assets
PowerShares Global Listed Private Equity Portfolio	0.60% of average net assets
PowerShares Golden Dragon China Portfolio	0.60% of average net assets
PowerShares High Yield Equity Dividend Achievers™ Portfolio	0.50% of average net assets
PowerShares International Dividend Achievers™ Portfolio	0.50% of average net assets
PowerShares Lux Nanotech Portfolio	0.60% of average net assets
PowerShares NASDAQ Internet Portfolio*	N/A
PowerShares S&P 500 BuyWrite Portfolio*	N/A
PowerShares S&P 500® High Quality Portfolio**	0.29% of average net assets
PowerShares Water Resources Portfolio	0.60% of average net assets

Fund	Expense Cap
PowerShares WilderHill Clean Energy Portfolio	0.60% of average net assets
PowerShares WilderHill Progressive Energy Portfolio	0.60% of average net assets
PowerShares Zacks Micro Cap Portfolio	0.60% of average net assets

*	As stated above, the Fund is not subject to the Expense Agreement
**

Effective July 1, 2010 through November 20, 2012, the Fund’s Expense Cap was 0.50%. Effective November 21, 2012, the Adviser agreed to amend the Expense Agreement between the Trust and the Adviser with respect to the PowerShares S&P 500® High Quality Portfolio to reduce the Fund’s Expense Cap from 0.50% to 0.29%.

A Fund’s operating expenses used in determining whether the Fund meets or exceeds its Expense Cap do not include any “Acquired Fund Fees and Expenses” borne directly by the Fund. Acquired Fund Fees and Expenses reflect the pro rata share of the fees and expenses, including management fees, of the investment company or companies in which a Fund invests. While such expenses are not direct operating expenses of a Fund, the Fund is required to include any Acquired Fund Fees and Expenses in the “Total Annual Fund Operating Expenses” shown in its Prospectus fee table. As a result, the “Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption” displayed in the summary section applicable to each Fund in the Funds’ Prospectuses may exceed the Fund’s Expense Cap.

The aggregate amount of the Advisory Fees paid by each Fund to the Adviser and the aggregate amount of Advisory Fees waived by the Adviser (net of expenses reimbursed to the Adviser under the Expense Agreement) for each Fund’s fiscal years ended April 30, 2011, 2012 and 2013 are set forth in the chart below.

	Advisory Fees Paid for the Fiscal Year Ended			(Waivers) and/or Recapture for the Fiscal Year Ended
	April 30, 2011	April 30, 2012	April 30, 2013	April 30, 2011	April 30, 2012	April 30, 2013	Date of Commencement of Operations
PowerShares Aerospace & Defense Portfolio	$557,769	$394,671	$238,578	($81,095)	($53,352)	($36,735)	10/26/05
PowerShares Buyback Achievers™ Portfolio	$181,136	$351,005	$1,061,267	($110,403)	($55,499)	$59,319	12/20/06
PowerShares Cleantech™ Portfolio	$731,402	$586,815	$351,057	($92,835)	($73,401)	($61,862)	10/24/06
PowerShares Dividend Achievers™ Portfolio	$712,707	$963,725	$1,069,925	($21,850)	$65,625	$66,181	9/15/05
PowerShares DWA Technical Leaders™ Portfolio	$1,276,503	$2,341,992	$3,386,578	($18,650)	$14,405	$6,390	3/1/07
PowerShares Dynamic Basic Materials Sector Portfolio	$316,209	$346,542	$328,225	($90,181)	($73,906)	($46,379)	10/12/06
PowerShares Dynamic Biotechnology & Genome Portfolio	$936,313	$819,945	$677,140	($36,628)	($1,228)	$37,721	6/23/05
PowerShares Dynamic Building & Construction Portfolio	$205,532	$142,762	$277,853	($113,361)	($107,359)	($35,007)	10/26/05
PowerShares Dynamic Consumer Discretionary Sector Portfolio	$98,746	$98,062	$137,829	($117,064)	($106,566)	($76,493)	10/12/06
PowerShares Dynamic Consumer Staples Sector Portfolio	$190,981	$194,264	$184,979	($109,908)	($91,705)	($63,480)	10/12/06
PowerShares Dynamic Energy Exploration & Production Portfolio	$365,447	$387,319	$375,171	($92,366)	($60,526)	($31,709)	10/26/05
PowerShares Dynamic Energy Sector Portfolio	$413,837	$748,400	$611,566	($74,227)	($6,793)	($31,818)	10/12/06
PowerShares Dynamic Financial Sector Portfolio	$91,322	$93,584	$93,403	($119,238)	($104,587)	($83,041)	10/12/06
PowerShares Dynamic Food & Beverage Portfolio	$462,290	$1,034,050	$663,173	($75,695)	$50,033	$2,504	6/23/05
PowerShares Dynamic Healthcare Sector Portfolio	$305,534	$277,234	$230,892	($112,530)	($78,210)	($41,317)	10/12/06

	Advisory Fees Paid for the Fiscal Year Ended			(Waivers) and/or Recapture for the Fiscal Year Ended
	April 30, 2011	April 30, 2012	April 30, 2013	April 30, 2011	April 30, 2012	April 30, 2013	Date of Commencement of Operations
PowerShares Dynamic Industrials Sector Portfolio	$235,184	$278,592	$149,756	($103,158)	($63,803)	($82,100)	10/12/06
PowerShares Dynamic Large Cap Growth Portfolio	$1,009,836	$886,741	$939,769	($25,671)	$26,000	$0	3/3/05
PowerShares Dynamic Large Cap Value Portfolio	$1,759,705	$2,000,070	$2,304,431	($976)	$1,163	$0	3/3/05
PowerShares Dynamic Leisure and Entertainment Portfolio	$295,565	$249,646	$310,067	($89,979)	($87,312)	($39,775)	6/23/05
PowerShares Dynamic MagniQuant Portfolio	$139,660	$95,509	$86,482	($121,412)	($107,958)	($92,649)	10/12/06
PowerShares Dynamic Market Portfolio	$950,434	$733,078	$650,801	($80,701)	($32,430)	($2,910)	5/1/03
PowerShares Dynamic Media Portfolio	$497,074	$661,683	$619,290	($63,139)	($23,202)	($2,439)	6/23/05
PowerShares Dynamic Networking Portfolio	$487,650	$551,946	$238,234	($68,612)	($45,787)	($52,287)	6/23/05
PowerShares Dynamic Oil & Gas Services Portfolio	$938,179	$959,139	$635,119	($29,847)	$30,055	$0	10/26/05
PowerShares Dynamic OTC Portfolio	$186,228	$152,739	$120,954	($115,449)	($99,812)	($85,598)	5/1/03
PowerShares Dynamic Pharmaceuticals Portfolio	$359,152	$926,207	$1,642,043	($91,158)	$58,165	$121,217	6/23/05
PowerShares Dynamic Retail Portfolio	$62,054	$183,231	$245,451	($123,788)	($87,876)	($55,726)	10/26/05
PowerShares Dynamic Semiconductors Portfolio	$164,692	$128,526	$88,062	($113,566)	($99,485)	($73,270)	6/23/05
PowerShares Dynamic Software Portfolio	$322,205	$278,130	$238,692	($88,387)	($81,932)	($51,699)	6/23/05
PowerShares Dynamic Technology Sector Portfolio	$197,108	$163,362	$149,001	($102,829)	($93,418)	($72,589)	10/12/06
PowerShares Dynamic Utilities Portfolio	$204,304	$273,723	$203,721	($106,647)	($77,472)	($71,758)	10/26/05
PowerShares Financial Preferred Portfolio	$8,737,380	$7,959,588	$8,640,328	($11,307)	$27,957	$0	12/1/06
PowerShares FTSE RAFI US 1000 Portfolio	$2,453,188	$3,458,025	$4,294,300	($439,944)	($420,812)	($519,689)	12/19/05
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	$960,772	$1,085,018	$1,380,337	($240,876)	($186,171)	($211,738)	9/20/06
PowerShares Fundamental Pure Large Core Portfolio	$165,216	$83,679	$74,260	($112,727)	($119,199)	($105,264)	12/1/06
PowerShares Fundamental Pure Large Growth Portfolio	N/A	$6,243	$68,433	N/A	($129,956)	($94,097)	6/16/11
PowerShares Fundamental Pure Large Value Portfolio	N/A	$18,319	$16,862	N/A	($133,196)	($99,141)	6/16/11
PowerShares Fundamental Pure Mid Core Portfolio	$108,330	$66,242	$52,082	($120,297)	($121,623)	($109,592)	12/1/06
PowerShares Fundamental Pure Mid Growth Portfolio	$582,335	$319,091	$229,160	($67,548)	($92,773)	($117,856)	3/3/05
PowerShares Fundamental Pure Mid Value Portfolio	$198,084	$103,746	$84,658	($110,527)	($117,234)	($125,577)	3/3/05
PowerShares Fundamental Pure Small Core Portfolio	$84,735	$49,042	$39,910	($128,192)	($125,378)	($114,500)	12/1/06
PowerShares Fundamental Pure Small Growth Portfolio	$189,169	$191,928	$78,657	($112,773)	($109,765)	($142,898)	3/3/05
PowerShares Fundamental Pure Small Value Portfolio	$321,279	$182,592	$135,177	($106,105)	($120,928)	($145,112)	3/3/05

	Advisory Fees Paid for the Fiscal Year Ended			(Waivers) and/or Recapture for the Fiscal Year Ended
	April 30, 2011	April 30, 2012	April 30, 2013	April 30, 2011	April 30, 2012	April 30, 2013	Date of Commencement of Operations
PowerShares Global Listed Private Equity Portfolio	$1,457,668	$1,675,110	$1,543,965	($62,533)	($130,576)	($7,159)	10/24/06
PowerShares Golden Dragon China Portfolio	$2,161,604	$1,489,990	$979,097	($94,478)	($11,068)	($91,655)	12/9/04
PowerShares High Yield Equity Dividend Achievers™ Portfolio	$652,458	$1,038,761	$1,170,739	($40,549)	$95,583	$38,984	12/9/04
PowerShares International Dividend Achievers™ Portfolio	$1,775,241	$2,332,796	$2,887,281	($293)	($4,844)	$8,006	9/15/05
PowerShares Lux Nanotech Portfolio	$225,001	$131,684	$101,821	($111,968)	($100,248)	($88,862)	10/26/05
PowerShares NASDAQ Internet Portfolio*	$155,463	$316,588	$317,970	N/A	N/A	N/A	6/12/08
PowerShares S&P 500 BuyWrite Portfolio*	$1,110,109	$810,636	$1,780,173	N/A	N/A	N/A	12/20/07
PowerShares S&P 500® High Quality Portfolio	$444,269	$636,966	$698,787	($257,139)	($226,066)	($271,138)	12/6/05
PowerShares Water Resources Portfolio	$5,765,805	$4,746,253	$4,077,809	($11,685)	$11,676	$0	12/6/05
PowerShares WilderHill Clean Energy Portfolio	$2,761,318	$1,459,828	$678,983	($20,008)	($93,436)	$10,964	3/3/05
PowerShares WilderHill Progressive Energy Portfolio	$299,969	$262,662	$196,934	($97,636)	($78,953)	($64,090)	10/24/06
PowerShares Zacks Micro Cap Portfolio	$380,218	$236,781	$154,248	($115,423)	($102,215)	($86,324)	8/18/05

*	The Fund does not have a fee waiver in place and instead pays a unitary management fee to the Adviser, out of which the Adviser pays substantially all of the Fund’s expenses.

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Funds and manages the investment of the Funds’ assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until April 30, 2014, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

Administrator.  BNYM serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286.

BNYM serves as Administrator pursuant to a fund administration and accounting agreement (the “Administrative Services Agreement”) with the Trust. Under the Administrative Services Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and each Fund. BNYM generally will assist in many aspects of the Trust’s and the Funds’ operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), assisting in preparing reports to shareholders or investors; assist in the preparation and filing of tax returns; supply financial information and supporting data for reports to and filings with the SEC; and supply supporting documentation for meetings of the Board.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

The aggregate amount of the administrative fee paid by each Fund to BNYM during each Fund’s fiscal years ended April 30, 2011, 2012 and 2013 are set forth in the chart below.

	Administrative Fees Paid for the Fiscal Year Ended
Fund	April 30, 2011	April 30, 2012	April 30, 2013
PowerShares Aerospace & Defense Portfolio	$68,240	$67,460	$57,844
PowerShares Buyback Achievers™ Portfolio	$68,240	$67,460	$66,103
PowerShares Cleantech™ Portfolio	$68,240	$67,460	$57,844
PowerShares Dividend Achievers™ Portfolio	$68,240	$67,573	$66,118
PowerShares DWA Technical Leaders™ Portfolio	$74,979	$109,151	$156,511
PowerShares Dynamic Basic Materials Sector Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Biotechnology & Genome Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Building & Construction Portfolio	$68,241	$67,460	$57,844
PowerShares Dynamic Consumer Discretionary Sector Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Consumer Staples Sector Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Energy Exploration & Production Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Energy Sector Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Financial Sector Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Food & Beverage Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Healthcare Sector Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Industrials Sector Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Large Cap Growth Portfolio	$68,240	$67,460	$60,717
PowerShares Dynamic Large Cap Value Portfolio	$85,772	$94,429	$105,194
PowerShares Dynamic Leisure and Entertainment Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic MagniQuant Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Market Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Media Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Networking Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Oil & Gas Services Portfolio	$68,240	$68,344	$57,399
PowerShares Dynamic OTC Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Pharmaceuticals Portfolio	$68,240	$67,460	$75,348
PowerShares Dynamic Retail Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Semiconductors Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Software Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Technology Sector Portfolio	$68,240	$67,460	$57,844
PowerShares Dynamic Utilities Portfolio	$68,240	$67,460	$57,844
PowerShares Financial Preferred Portfolio	$427,715	$380,619	$391,221
PowerShares FTSE RAFI US 1000 Portfolio	$205,782	$279,101	$342,143
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	$82,804	$86,797	$110,175
PowerShares Fundamental Pure Large Core Portfolio	$68,240	$67,460	$57,844
PowerShares Fundamental Pure Large Growth Portfolio*	N/A	$ 61,775	$52,333
PowerShares Fundamental Pure Large Value Portfolio*	N/A	$ 61,775	$52,333
PowerShares Fundamental Pure Mid Growth Portfolio	$68,240	$67,460	$57,844
PowerShares Fundamental Pure Mid Value Portfolio	$68,240	$67,460	$57,844
PowerShares Fundamental Pure Mid Core Portfolio	$68,240	$67,460	$57,844
PowerShares Fundamental Pure Small Growth Portfolio	$68,241	$67.460	$57,844

	Administrative Fees Paid for the Fiscal Year Ended
Fund	April 30, 2011	April 30, 2012	April 30, 2013
PowerShares Fundamental Pure Small Value Portfolio	$68,240	$67,460	$57,844
PowerShares Fundamental Pure Small Core Portfolio	$68,240	$67,460	$57,844
PowerShares Global Listed Private Equity Portfolio	$75,639	$85,463	$69,127
PowerShares Golden Dragon China Portfolio	$105,520	$77,756	$57,029
PowerShares High Yield Equity Dividend Achievers™ Portfolio	$68,240	$71,509	$68,268
PowerShares International Dividend Achievers™ Portfolio	$108,267	$135,367	$167,530
PowerShares Lux Nanotech Portfolio	$68,241	$67,460	$57,844
PowerShares NASDAQ Internet Portfolio**	N/A	N/A	N/A
PowerShares S&P 500 BuyWrite Portfolio**	N/A	N/A	N/A
PowerShares S&P 500® High Quality Portfolio	$68,240	$67,460	$60,694
PowerShares Water Resources Portfolio	$281,977	$231,979	$179,982
PowerShares WilderHill Clean Energy Portfolio	$134,886	$83,142	$52,868
PowerShares WilderHill Progressive Energy Portfolio	$68,240	$67,460	$57,844
PowerShares Zacks Micro Cap Portfolio	$68,240	$67,460	$57,844

*	The Fund commenced operations June 16, 2011.
**	The Fund pays a unitary management fee to the Adviser, out of which the Adviser pays substantially all of the Fund’s expenses, and therefore does not pay separate administrative fees.

Payments to Financial Intermediaries.  The Adviser may pay certain broker-dealers, banks and other financial intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. As of February 7, 2013, the Adviser had arrangements to make payments, other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote select exchange-traded funds advised by the Adviser to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of those funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts are paid by the Adviser from its own resources and not from the assets of the Funds.

Custodian, Transfer Agent and Fund Accounting Agent.  BNYM, located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the “Custodian Agreement”). As custodian, BNYM holds the Funds’ assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent for the Funds pursuant to a transfer agency agreement (the “Transfer Agency Agreement”). Further, BNYM serves as Fund accounting agent pursuant to a fund accounting agreement (the “Fund Accounting Agreement”). BNYM may be reimbursed by the Funds for its out-of-pocket expenses, transaction fees and asset-based fees.

Distributor.  Invesco Distributors, Inc. (the “Distributor”) is the distributor of the Funds’ Shares. Its principal address is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Funds’ Shares. Each Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

Securities Lending Agents.  Brown Brothers Harriman & Co. (“BBH”) acts as the securities lending agent for PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares NASDAQ Internet Portfolio and PowerShares Water Resources Portfolio, and Citibank N.A. (“Citi”) acts as the securities lending agent for PowerShares Cleantech™ Portfolio, PowerShares Dynamic

Media Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares Zacks Micro Cap Portfolio. In their capacity as securities lending agents, each of BBH and Citi, among other things, enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with each loan, holds and safekeeps the collateral on behalf of each Fund engaged in securities lending and invests the cash collateral in accordance with the Adviser’s instructions. The securities lending agents will receive fees from each of the respective Funds they serve and such fee will be calculated on, and deducted from, that Fund’s securities lending revenues.

Aggregations.  Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus (or the Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Funds’ Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository” below).

Index Providers.  Set forth below is a list of each Fund and the Underlying Index or Underlying Intellidex upon which it is based.

Fund	Underlying Index or Underlying Intellidex
PowerShares Aerospace & Defense Portfolio	SPADE™ Defense Index
PowerShares Buyback Achievers™ Portfolio	NASDAQ US BuyBack Achievers™ Index
PowerShares Cleantech™ Portfolio	The Cleantech Index™
PowerShares Dividend Achievers™ Portfolio	NASDAQ US Broad Dividend Achievers™ Index
PowerShares DWA Technical Leaders™ Portfolio	Dorsey Wright Technical Leaders™ Index
PowerShares Dynamic Basic Materials Sector Portfolio	Dynamic Basic Materials Sector IntellidexSM Index
PowerShares Dynamic Biotechnology & Genome Portfolio	Dynamic Biotech & Genome IntellidexSM Index
PowerShares Dynamic Building & Construction Portfolio	Dynamic Building & Construction IntellidexSM Index
PowerShares Dynamic Consumer Discretionary Sector Portfolio	Dynamic Consumer Discretionary Sector IntellidexSM Index
PowerShares Dynamic Consumer Staples Sector Portfolio	Dynamic Consumer Staples Sector IntellidexSM Index
PowerShares Dynamic Energy Exploration & Production Portfolio	Dynamic Energy Exploration & Production IntellidexSM Index
PowerShares Dynamic Energy Sector Portfolio	Dynamic Energy Sector IntellidexSM Index
PowerShares Dynamic Financial Sector Portfolio	Dynamic Financial Sector IntellidexSM Index
PowerShares Dynamic Food & Beverage Portfolio	Dynamic Food & Beverage IntellidexSM Index
PowerShares Dynamic Healthcare Sector Portfolio	Dynamic Healthcare Sector IntellidexSM Index
PowerShares Dynamic Industrials Sector Portfolio	Dynamic Industrials Sector IntellidexSM Index
PowerShares Dynamic Large Cap Growth Portfolio	Dynamic Large Cap Growth IntellidexSM Index
PowerShares Dynamic Large Cap Value Portfolio	Dynamic Large Cap Value IntellidexSM Index
PowerShares Dynamic Leisure and Entertainment Portfolio	Dynamic Leisure & Entertainment IntellidexSM Index
PowerShares Dynamic MagniQuant Portfolio	Top 200 Dynamic IntellidexSM Index
PowerShares Dynamic Market Portfolio	Dynamic Market IntellidexSM Index

Fund	Underlying Index or Underlying Intellidex
PowerShares Dynamic Media Portfolio	Dynamic Media IntellidexSM Index
PowerShares Dynamic Networking Portfolio	Dynamic Networking IntellidexSM Index
PowerShares Dynamic Oil & Gas Services Portfolio	Dynamic Oil Services IntellidexSM Index
PowerShares Dynamic OTC Portfolio	Dynamic OTC IntellidexSM Index
PowerShares Dynamic Pharmaceuticals Portfolio	Dynamic Pharmaceutical IntellidexSM Index
PowerShares Dynamic Retail Portfolio	Dynamic Retail IntellidexSM Index
PowerShares Dynamic Semiconductors Portfolio	Dynamic Semiconductor IntellidexSM Index
PowerShares Dynamic Software Portfolio	Dynamic Software IntellidexSM Index
PowerShares Dynamic Technology Sector Portfolio	Dynamic Technology Sector IntellidexSM Index
PowerShares Dynamic Utilities Portfolio	Dynamic Utilities IntellidexSM Index
PowerShares Financial Preferred Portfolio	Wells Fargo® Hybrid & Preferred Securities Financial Index
PowerShares FTSE RAFI US 1000 Portfolio	FTSE RAFI US 1000 Index
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	FTSE RAFI US 1500 Small-Mid Index
PowerShares Fundamental Pure Large Core Portfolio	RAFI® Fundamental Large Core Index
PowerShares Fundamental Pure Large Growth Portfolio	RAFI® Fundamental Large Growth Index
PowerShares Fundamental Pure Large Value Portfolio	RAFI® Fundamental Large Value Index
PowerShares Fundamental Pure Mid Core Portfolio	RAFI® Fundamental Mid Core Index
PowerShares Fundamental Pure Mid Growth Portfolio	RAFI® Fundamental Mid Growth Index
PowerShares Fundamental Pure Mid Value Portfolio	RAFI® Fundamental Mid Value Index
PowerShares Fundamental Pure Small Core Portfolio	RAFI® Fundamental Small Core Index
PowerShares Fundamental Pure Small Growth Portfolio	RAFI® Fundamental Small Growth Index
PowerShares Fundamental Pure Small Value Portfolio	RAFI® Fundamental Small Value Index
PowerShares Global Listed Private Equity Portfolio	Red Rocks Global Listed Private Equity Index
PowerShares Golden Dragon China Portfolio	NASDAQ Golden Dragon China Index
PowerShares High Yield Equity Dividend Achievers™ Portfolio	NASDAQ US Dividend Achievers™ 50 Index
PowerShares International Dividend Achievers™ Portfolio	NASDAQ International Dividend Achievers™ Index
PowerShares Lux Nanotech Portfolio	Lux Nanotech Index™
PowerShares NASDAQ Internet Portfolio	NASDAQ Internet Index®
PowerShares S&P 500 BuyWrite Portfolio	CBOE S&P 500 BuyWrite Index™
PowerShares S&P 500® High Quality Portfolio	S&P 500® High Quality Rankings Index
PowerShares Water Resources Portfolio	NASDAQ OMX US Water IndexSM
PowerShares WilderHill Clean Energy Portfolio	WilderHill Clean Energy Index
PowerShares WilderHill Progressive Energy Portfolio	WilderHill Progressive Energy Index
PowerShares Zacks Micro Cap Portfolio	Zacks Micro Cap Index™

Disclaimers.  The only relationships that NYSE Arca has with the Adviser or Distributor of PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Market Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Technology Sector Portfolio or PowerShares Dynamic Utilities

Portfolio in connection with the Funds are that NYSE Arca has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Intellidexes and the names of the Underlying Intellidexes; and NYSE Arca lists the Shares of the Funds pursuant to its Listing Agreement with the Trust. The Underlying Intellidexes are selected and calculated without regard to the Adviser, Distributor, Trust or owners of the Funds. NYSE Arca has no obligation to take the specific needs of the Adviser, Distributor, Trust or owners of the Funds into consideration in the determination and calculation of the Underlying Intellidexes. NYSE Arca is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the asset value of the Funds. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Funds.

NYSE ARCA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUNDS OR THE UNDERLYING INTELLIDEXES. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO THE UNDERLYING INTELLIDEXES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS OR THE UNDERLYING INTELLIDEXES, EVEN IF NYSE ARCA IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Cleantech is the Index Provider for PowerShares Cleantech™ Portfolio. There is no relationship between Cleantech and the Distributor, the Adviser or the Trust other than a license by Cleantech to the Adviser of certain Cleantech trademarks and trade names, and The Cleantech Index™, for use by the Distributor, the Adviser and the Trust. Such trademarks, tradenames and The Cleantech Index™ have been created and developed by Cleantech without regard to the Distributor, the Adviser, the Trust, their businesses, the Fund and/or any prospective investor.

Cleantech makes no representation or warranty, express or implied, to the owners of fund shares or any member of the public regarding the advisability of investing in securities generally or in shares particularly. Cleantech’s only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Cleantech trademarks and trade names of Cleantech and The Cleantech Index™, which are composed by Cleantech without regard to the Distributor, the Adviser or the Trust.

Cleantech, Red Rocks, Progressive Energy Index, WilderShares and WilderHill make no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. Cleantech’s only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Cleantech trademarks and trade names of Cleantech without regard to the Distributor, the Adviser or the Trust. Red Rocks’ only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Red Rocks trademarks and trade names of Red Rocks without regard to the Distributor, the Adviser or the Trust. WilderHill’s only relationship to the Distributor, the Adviser or the Trust is the licensing of certain WilderHill trademarks and trade names of WilderHill and Progressive Energy Index.

The Underlying Indexes provided by Cleantech, Red Rocks, Progressive Energy Index, WilderShares and WilderHill are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. Cleantech, Red Rocks, Progressive Energy Index, WilderShares and WilderHill have no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Indices. Cleantech, Red Rocks, Progressive Energy Index, WilderShares and WilderHill are not responsible for and have not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Cleantech, Red Rocks, Progressive Energy Index, WilderShares and WilderHill

have no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. Cleantech, Red Rocks, Progressive Energy Index, WilderShares and WilderHill do not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and Cleantech, Red Rocks, Progressive Energy Index, WilderShares and WilderHill shall have no liability for any errors, omissions, or interruptions therein. Cleantech, Red Rocks, Progressive Energy Index, WilderShares and WilderHill make no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indexes or any data included therein. Cleantech, Red Rocks, Progressive Energy Index, WilderShares and WilderHill make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein, the Funds, the Trust or the Shares. Without limiting any of the foregoing, in no event shall Cleantech, Red Rocks, Progressive Energy Index, WilderShares and WilderHill have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Indexes or any data included therein, the Funds, the Trust or the Shares, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

THERE IS NO RELATIONSHIP BETWEEN WILDERSHARES AND THE ADVISER OTHER THAN A LICENSE BY WILDERSHARES TO THE ADVISER OF CERTAIN WILDERSHARES TRADEMARKS AND TRADE NAMES, AND THE INDEX, FOR USE BY THE ADVISER. SUCH TRADEMARKS, TRADE NAMES AND INDEX HAVE BEEN CREATED AND DEVELOPED BY WILDERSHARES WITHOUT REGARD TO THE ADVISER, ITS BUSINESS, THIS PRODUCT AND/OR ANY PROSPECTIVE INVESTOR.

The Underlying Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of shares. Cleantech has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of shares into consideration in determining, composing or calculating the Underlying Index. Cleantech is not responsible for and have not participated in the determination of the prices and amount of shares or the timing of the issuance or sale of shares or in the determination of any financial calculations relating thereto. Cleantech has no obligation or liability in connection with the administration of the Trust, or marketing of the shares. Cleantech does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Cleantech shall have no liability for any errors, omissions, or interruptions therein. Cleantech makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of shares, or any other person or entity, from the use of the Underlying Index or any data included therein. Cleantech makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the indices or any data included therein, the Fund, the Trust or the Shares. Without limiting any of the foregoing, in no event shall Cleantech have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, the Fund, the Trust or the Shares, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

The only relationship that Zacks has with the Adviser or Distributor of PowerShares Zacks Micro Cap Portfolio in connection with the Fund is that Zacks has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor, Trust or owners of the Fund. Zacks has no obligation to take the specific needs of the Adviser, Distributor, Trust or owners of the Fund into consideration in the determination and calculation of the Underlying Index. Zacks is not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the asset value of the Fund. Zacks does not have any obligation or liability in connection with the administration, marketing or trading of the Fund.

ZACKS SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS RELATED TO THE FUND OR THE UNDERLYING INDEX. ZACKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. ZACKS DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ZACKS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE UNDERLYING INDEX, EVEN IF ZACKS IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The only relationship that NASDAQ OMX Group, Inc. (“NASDAQ OMX Group”) has with the Adviser or Distributor of PowerShares Water Resources Portfolio in connection with PowerShares Water Resources Portfolio is that NASDAQ OMX Group has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Trust, Distributor or owners of PowerShares Water Resources Portfolio. NASDAQ OMX Group has no obligation to take the specific needs of the Adviser, Distributor or owners of PowerShares Water Resources Portfolio into consideration in the determination and calculation of the Underlying Index. NASDAQ OMX Group is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the asset value of PowerShares Water Resources Portfolio. NASDAQ OMX Group does not have any obligation or liability in connection with the administration, marketing or trading of PowerShares Water Resources Portfolio.

PowerShares Water Resources Portfolio is not sponsored, endorsed, sold or promoted by NASDAQ OMX Group or its affiliates (NASDAQ OMX Group, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ OMX US Water IndexSM to track general stock market performance. The Corporations’ only relationship to the Adviser (“Licensee”) is in the licensing of the NASDAQ®, OMX®, NASDAQ OMX®, NASDAQ OMX US Water IndexSM trade/service marks, and certain trade names of the Corporations and the use of the NASDAQ OMX US Water IndexSM which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Fund. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the NASDAQ OMX US Water IndexSM. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ OMX US WATER INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ OMX US WATER INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ OMX US WATER INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The only relationship that FTSE has with the Adviser or Distributor of PowerShares FTSE RAFI US 1000 Portfolio or PowerShares FTSE RAFI US 1500 Small-Mid Portfolio in connection with the Funds is that FTSE has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Indexes and the name of the Underlying Indexes. The Underlying Indexes are selected and calculated without regard to the Adviser, Distributor, Trust or owners of the Funds. FTSE has no obligation to take the specific needs of the Adviser, Distributor, Trust or owners of the Funds into consideration in the determination and calculation of the Underlying Indexes. FTSE is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the asset value of the Funds. FTSE does not have any obligation or liability in connection with the administration, marketing or trading of the Funds.

FTSE SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS RELATED TO THE FUNDS OR THE UNDERLYING INDEXES. FTSE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. FTSE DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO THE UNDERLYING INDEXES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FTSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS OR THE UNDERLYING INDEXES, EVEN IF FTSE IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The only relationship that ISBC has with the Adviser or Distributor of PowerShares Aerospace and Defense Portfolio in connection with the Fund is that ISBC has licensed certain of their intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor, Trust or owners of the Fund. ISBC has no obligation to take the specific needs of the Adviser, Distributor, Trust or owners of the Fund into consideration in the determination and calculation of the Underlying Index. ISBC is not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the asset value of the Fund. ISBC does not have any obligation or liability in connection with the administration, marketing or trading of the Fund.

ISBC SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS RELATED TO THE FUND OR THE UNDERLYING INDEX. ISBC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. ISBC DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO

EVENT SHALL ISBC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE UNDERLYING INDEX, EVEN IF ISBC IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Lux’s only relationship to the Adviser or Distributor of PowerShares Lux Nanotech Portfolio is the licensing of certain trademarks and trade names of Lux and of the Lux Nanotech Index™ which is determined, composed and calculated by Lux without regard to the Adviser, the Trust or the Shares. Lux has no obligation to take the needs of the Adviser or the owners of the Shares into consideration in determining, composing or calculating the Lux Nanotech Index. Lux is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Shares. Lux has no obligation or liability in connection with the administration, marketing or trading of the Shares.

LUX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE LUX NANOTECH INDEX AND/OR ANY DATA INCLUDED THEREIN. LUX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE TRUST OR ANY OWNER OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE LUX NANOTECH INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. LUX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE LUX NANOTECH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LUX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The only relationship that NASDAQ OMX Group has with the Adviser or Distributor of PowerShares Golden Dragon China Portfolio in connection with the Fund is that NASDAQ OMX Group has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of PowerShares Golden Dragon China Portfolio. NASDAQ OMX Group has no obligation to take the specific needs of the Adviser, Distributor or owners of PowerShares Golden Dragon China Portfolio into consideration in the determination and calculation of the Underlying Index. NASDAQ OMX Group is not responsible for and has not participated in the determination of pricing or calculation of the asset value of PowerShares Golden Dragon China Portfolio. NASDAQ OMX Group does not have any obligation or liability in connection with the administration, marketing or trading of PowerShares Golden Dragon China Portfolio

PowerShares Golden Dragon China Portfolio is not sponsored, endorsed, sold or promoted by the NASDAQ OMX Group or the Corporations. The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, PowerShares Golden Dragon China Portfolio. The Corporations make no representation or warranty, express or implied to the owners of PowerShares Golden Dragon China Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Golden Dragon China Portfolio particularly, or the ability of the NASDAQ Golden Dragon China Index to track general stock market performance. The Corporations’ only relationship to the Licensee is in the licensing of the NASDAQ®, OMX®, NASDAQ OMX®, NASDAQ Golden Dragon China Indextrade/service marks, and certain trade names of the Corporations and the use of the NASDAQ Golden Dragon China Index which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or PowerShares Golden Dragon China Portfolio. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of PowerShares Golden Dragon China Portfolio into consideration in determining, composing or calculating the NASDAQ Golden Dragon China Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of PowerShares Golden Dragon China Portfolio to be issued or in the determination or calculation of the equation by which PowerShares Golden Dragon China Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of PowerShares Golden Dragon China Portfolio.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ GOLDEN DRAGON CHINA INDEX OR ANY DATA INCLUDED THERIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF POWERSHARES GOLDEN DRAGON CHINA PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ GOLDEN DRAGON CHINA INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OR MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ GOLDEN DRAGON CHINA INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITATION ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OR THE POSSIBILITY OF SUCH DAMAGES.

NASDAQ OMX Group, Inc. is the Index Provider for PowerShares Buyback Achievers™ Portfolio, PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio. NASDAQ OMX Group, Inc. is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with NASDAQ OMX Group, Inc. to use the Underlying Indexes of these Funds. The Funds are entitled to use their respective Underlying Index pursuant to a sub-licensing arrangement with the Adviser.

The only relationships that NASDAQ OMX Group has with the Adviser or Distributor of PowerShares Buyback Achievers™ Portfolio, PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio in connection with the Funds is that NASDAQ OMX Group has licensed certain of its intellectual property, including the determination of the component stocks of each Underlying Index and the name of each Underlying Index. Each Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of PowerShares Buyback Achievers™ Portfolio, PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio. NASDAQ OMX Group has no obligation to take the specific needs of the Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the applicable Underlying Index. NASDAQ OMX Group is not responsible for and has not participated in the determination of pricing or calculation of the asset value of each of the Funds. NASDAQ OMX Group does not have any obligation or liability in connection with the administration, marketing or trading of PowerShares Buyback Achievers™ Portfolio, PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio.

Each of PowerShares Buyback Achievers™ Portfolio, PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio is not sponsored, endorsed, sold or promoted by the NASDAQ OMX Group or the Corporations. The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of description or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in any Fund particularly, or the ability of each Underlying Index to track general stock market performance. The Corporations’ only relationship to the Licensee is in the licensing of the NASDAQ®, OMX® and NASDAQ OMX® trade/service marks, and certain trade names of the Corporations and the use of each Fund’s Underlying Index, which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Funds. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating the Underlying Indexes. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of each Fund to be issued or in the determination or calculation of the equation by which each Fund is to be converted into cash.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE

OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OR MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OR THE POSSIBILITY OF SUCH DAMAGES.

The only relationship that Dorsey Wright has with the Adviser or Distributor of PowerShares DWA Technical Leaders™ Portfolio in connection with the Fund is that Dorsey Wright has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. Dorsey Wright is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the asset value of the Fund. Dorsey Wright has no obligation or liability in connection with the administration, marketing or trading of the Fund.

DORSEY WRIGHT SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUND OR THE UNDERLYING INDEX. DORSEY WRIGHT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. DORSEY WRIGHT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DORSEY WRIGHT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE UNDERLYING INDEX, EVEN IF DORSEY WRIGHT IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares Financial Preferred Portfolio is not sponsored, issued or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or their subsidiaries and affiliates (collectively, “Wells Fargo”). Wells Fargo makes no representation or warranty, express or implied, to Fund investors or any member of the public regarding the performance of the Fund’s Underlying Index or this Fund or the ability of any data supplied by Wells Fargo to track the performance of the securities referenced by the Fund’s Underlying Index. Wells Fargo’s only relationship to the Adviser is the licensing of certain trademarks and trade names of Wells Fargo and of the data supplied by Wells Fargo that is determined, composed and calculated by Wells Fargo without regard to this Fund or its common shares. Wells Fargo has no obligation to take the needs of the Fund into consideration when determining, composing or calculating the data. Wells Fargo has no obligation or liability in connection with the administration, marketing or trading of this Fund.

WELLS FARGO DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER AND POWERSHARES FINANCIAL PREFERRED PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WELLS FARGO HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NYSE Arca, which acts as calculation agent for the Wells Fargo® Hybrid & Preferred Securities Financial Index, is not affiliated with the adviser or Wells Fargo and does not approve, endorse, review or recommend PowerShares Financial Preferred Portfolio; PowerShares Financial Preferred Portfolio is based on the Wells Fargo® Hybrid & Preferred Securities Financial Index, and the value of such Index is derived from sources deemed reliable, but NYSE Arca and its suppliers do not guarantee the correctness or completeness of the Index, its values or other information furnished in connection with the Index.

NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE INDEX, TRADING BASED ON THE INDEX, OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE TRADING OF POWERSHARES FINANCIAL PREFERRED PORTFOLIO, OR FOR ANY OTHER USE. WELLS FARGO AND NYSE ARCA MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN.

The only relationship that Red Rocks Capital LLC (“Red Rocks”) has with the Adviser or Distributor of PowerShares Global Listed Private Equity Portfolio in connection with the Fund is that Red Rocks has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. Red Rocks has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. Red Rocks is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the asset value of the Fund. Red Rocks has no obligation or liability in connection with the administration, marketing or trading of the Fund.

RED ROCKS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUND OR THE UNDERLYING INDEX. RED ROCKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. RED ROCKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RED ROCKS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE UNDERLYING INDEX, EVEN IF RED ROCKS IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The PowerShares FTSE RAFI US 1500 Small-Mid Portfolio is not sponsored, endorsed, sold or promoted by The NASDAQ Stock Market, Inc. or its affiliates (collectively, the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the PowerShares FTSE RAFI US 1500 Small-Mid Portfolio. The Corporations make no representation or warranty, express or implied to the owners of the PowerShares FTSE RAFI US 1500 Small-Mid Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The Corporations’ only relationship to the PowerShares Exchange-Traded Fund Trust is as a calculation agent for the Intra-Day Portfolio Values (“IPVs”) for the PowerShares FTSE RAFI US 1500 Small-Mid Portfolio’s Shares. The Corporations have no liability in connection with the administration, marketing or trading of the PowerShares FTSE RAFI US 1500 Small-Mid Portfolio.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE DATA ON WHICH THE IPV CALCULATIONS ARE BASED OR THE ACTUAL COMPUTATION OF THE VALUE OF THE IPV, NOR SHALL THE CORPORATIONS BE RESPONSIBLE FOR ANY DELAYS IN THE COMPUTATION OR DISSEMINATION OF THE IPV VALUES. THE CORPORATIONS MAKE NO

WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE POWERSHARES EXCHANGE-TRADED FUND TRUST, OWNERS OF THE POWERSHARES FTSE RAFI US 1500 SMALL-MID PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IPVS OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE IPVS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF DAMAGES.

The RAFI® Fundamental Large Growth Index, RAFI® Fundamental Large Value Index, RAFI® Fundamental Large Core Index, RAFI® Fundamental Mid Growth Index, RAFI® Fundamental Mid Core Index, RAFI® Fundamental Mid Value Index, RAFI® Fundamental Small Growth Index, RAFI® Fundamental Small Core Index and the RAFI® Fundamental Small Value Index are trademarks of RAFI Affiliates and have been licensed for use for certain purposes by the Adviser.

Investors should be aware of the risks associated with data sources and quantitative processes used in RA’s investment management process. Errors may exist in data acquired from third party vendors, the construction of model portfolios, and in coding related to the index and portfolio construction process. While Research Affiliates takes steps to identify data and process errors so as to minimize the potential impact of such errors on index and portfolio performance, RA cannot guarantee that such errors will not occur.

The trade names Fundamental Index®, RAFI® (Research Affiliates Fundamental Index®), the RAFI logo, and the Research Affiliates® corporate name and logo are registered trademarks and are the exclusive intellectual property of Research Affiliates, LLC. Any use of these trade names and logos without the prior written permission of Research Affiliates, LLC is expressly prohibited. Research Affiliates, LLC reserves the right to take any and all necessary action to preserve all of its rights, title and interest in and to these marks. Fundamental Index® concept, the non-capitalization method for creating and weighting of an index of securities which is patented and patent-pending proprietary intellectual property of Research Affiliates, LLC. (US Patent Nos. 7,620,577; 7,747,502; 7,792,719; 7,778,905; and 8,005,740. Patent Pending Publ. Nos. US-2007-0055598-A1, US-2008-0288416-A1, US-2010-0191628, US-2010-0262563, WO 2005/076812, WO 2007/078399 A2, WO 2008/118372, EPN 1733352, and HK1099110).

PowerShares NASDAQ Internet Portfolio is not sponsored, endorsed, sold or promoted by the NASDAQ OMX Group or the Corporations. The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, PowerShares NASDAQ Internet Portfolio. The Corporations make no representation or warranty, express or implied to the owners of PowerShares NASDAQ Internet Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares NASDAQ Internet Portfolio particularly, or the ability of the NASDAQ Internet IndexSM to track general stock market performance.

The Corporations’ only relationship to the Adviser is in the licensing of the NASDAQ® and NASDAQ Internet Index® trade/service marks, and certain trade names of the Corporations and the use of the NASDAQ Internet Index® which is determined, composed and calculated by NASDAQ OMX without regard to the Adviser or PowerShares NASDAQ Internet Portfolio. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of PowerShares NASDAQ Internet Portfolio into consideration in determining, composing or calculating the NASDAQ Internet Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of PowerShares NASDAQ Internet Portfolio to be issued or in the determination or calculation of the equation by which PowerShares NASDAQ Internet Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of PowerShares NASDAQ Internet Portfolio.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ INTERNET INDEX® OR ANY DATA INCLUDED THEREIN. THE

CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF POWERSHARES NASDAQ INTERNET PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ INTERNET INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ INTERNET INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The PowerShares NASDAQ Internet Portfolio is not sponsored, endorsed, sold or promoted by The NASDAQ Stock Market, Inc. or its affiliates (collectively, the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the PowerShares NASDAQ Internet Portfolio. The Corporations make no representation or warranty, express or implied to the owners of the PowerShares NASDAQ Internet Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The Corporations’ only relationship to the PowerShares Exchange-Traded Fund Trust is as a calculation agent for the Intra-Day Portfolio Values (“IPVs”) for the Shares of PowerShares NASDAQ Internet Portfolio. The Corporations have no liability in connection with the administration, marketing or trading of the PowerShares NASDAQ Internet Portfolio.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE DATA ON WHICH THE IPV CALCULATIONS ARE BASED OR THE ACTUAL COMPUTATION OF THE VALUE OF THE IPV, NOR SHALL THE CORPORATIONS BE RESPONSIBLE FOR ANY DELAYS IN THE COMPUTATION OR DISSEMINATION OF THE IPV VALUES. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE POWERSHARES EXCHANGE-TRADED FUND TRUST, OWNERS OF THE POWERSHARES NASDAQ INTERNET PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IPVS OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE IPVS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF DAMAGES.

The “S&P 500 High Quality Rankings Index” (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500 High Quality Portfolio are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500 High Quality Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500 High Quality Portfolio particularly or the ability of the S&P 500 High Quality Rankings Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the S&P 500 High Quality Rankings Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 High Quality Rankings Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or the PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500 High Quality Portfolio. S&P Dow Jones Indices have no obligation to take the needs of the Adviser or the owners of PowerShares S&P 500 BuyWrite Portfolio and

PowerShares S&P 500 High Quality Portfolio into consideration in determining, composing or calculating the S&P 500 High Quality Rankings Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500 High Quality Portfolio or the timing of the issuance or sale of PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500 High Quality Portfolio or in the determination or calculation of the equation by which PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500 High Quality Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500 High Quality Portfolio. There is no assurance that investment products based on the S&P 500 High Quality Rankings Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

The Chicago Board Options Exchange, Incorporated (“CBOE”) performs the calculations of the CBOE S&P 500 BuyWrite IndexSM (the “Underlying Index”). CBOE has entered into an agreement with Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. In the agreement, CBOE has been granted the right to use the S&P 500™ Index (the “Reference Index”) in calculations of the Fund’s Underlying Index, and in each agreement CBOE has granted the right to the S&P to grant licenses to third parties to use the Underlying Index. S&P has granted a license to the Adviser to use the Underlying Index. The PowerShares CBOE S&P 500 BuyWrite Portfolio is entitled to use its Underlying Index pursuant to a sublicensing arrangement with the Adviser.

“S&P,” “S&P 500” and “S&P 500® Index”, are registered trademarks of Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P) and “BuyWrite” and “CBOE” are trademarks of CBOE. These marks have been licensed by the Adviser. PowerShares S&P 500 BuyWrite Portfolio is not sponsored, endorsed, sold or promoted by S&P or CBOE, and S&P and CBOE make no representation regarding the advisability of investing in PowerShares S&P 500 BuyWrite Portfolio.

“CBOE®” is a registered trademark of CBOE and “BuyWrite” is a trademark of CBOE. CBOE S&P 500 BuyWrite Index™ is a trademark of CBOE (except that S&P retains the rights in its trademarks embedded in such trademarks). PowerShares S&P 500 BuyWrite Portfolio is not sponsored, endorsed, sold or promoted by the CBOE and CBOE does not make any representation regarding the advisability of investing in Shares of PowerShares S&P 500 BuyWrite Portfolio. The CBOE makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly.

The CBOE S&P 500 BuyWrite Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. The CBOE has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the CBOE S&P 500 BuyWrite Index. The CBOE has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures, relating to the Shares. The CBOE is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. The CBOE has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. The CBOE does not guarantee the accuracy and/or the completeness of the CBOE S&P 500 BuyWrite Index or any data included therein, and the CBOE shall have no liability for any errors, omissions, or interruptions therein. The CBOE makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indices or any data included therein. The CBOE makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the CBOE S&P 500 BuyWrite Index or any data included therein, the Fund, the Trust or the Shares. Without limiting any of the foregoing, in no event shall the CBOE have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the CBOE S&P 500 BuyWrite Index or any data included therein, the Fund, the Trust or the Shares, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the CBOE S&P 500 BuyWrite Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the CBOE S&P 500 BuyWrite Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the CBOE S&P 500 BuyWrite Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the CBOE S&P 500 BuyWrite Index even if notified of the possibility of such damages.

POWERSHARES S&P 500 BUYWRITE PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P OR THE CBOE. S&P AND CBOE MAKE NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF POWERSHARES S&P 500 BUYWRITE PORTFOLIO OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN POWERSHARES S&P 500 BUYWRITE PORTFOLIO. THE UNDERLYING INDEX IS A BENCHMARK INDEX DESIGNED TO TRACK THE PERFORMANCE OF A HYPOTHETICAL BUY-WRITE STRATEGY ON THE S&P 500® INDEX. S&P’S AND CBOE’S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P, CBOE AND THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY CBOE WITHOUT REGARD TO THE ADVISER OR POWERSHARES S&P 500 BUYWRITE PORTFOLIO. CBOE HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF POWERSHARES S&P 500 BUYWRITE PORTFOLIO INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. S&P AND CBOE ARE NOT RESPONSIBLE FOR, AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF POWERSHARES S&P 500 BUYWRITE PORTFOLIO TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH POWERSHARES S&P 500 BUYWRITE PORTFOLIO IS TO BE CONVERTED INTO CASH. S&P AND CBOE HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF POWERSHARES S&P 500 BUYWRITE PORTFOLIO.

CBOE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES THAT CBOE CONSIDERS RELIABLE, BUT S&P AND CBOE ACCEPT NO RESPONSIBILITY FOR, AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P AND CBOE DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S&P AND CBOE MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S&P AND CBOE MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL CONDITIONS AND WARRANTIES IMPLIED BY STATUE, GENERAL LAW OR CUSTOM, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CBOE OR S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

As the Index Provider, Standard & Poor’s only relationship is to the CBOE S&P 500 BuyWrite Index and S&P 500® High Quality Rankings Index (together, the “S&P Indexes”), which are determined, composed and calculated by Standard & Poor’s without regard to the Fund. Standard & Poor’s has no obligation to take the needs of the owners of Shares into consideration in determining, composing or calculating the CBOE S&P 500 BuyWrite Index and S&P 500® High Quality Rankings Index. Standard & Poor’s is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Shares.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE POWERSHARES S&P 500 BUYWRITE PORTFOLIO AND POWERSHARES S&P 500 HIGH QUALITY PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Intellidexes or Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Intellidexes or Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Intellidexes or Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Intellidexes or Underlying Indexes, even if notified of the possibility of such damages.

BROKERAGE TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates currently do not participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Fund, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

The aggregate brokerage commissions paid by each Fund during the Fund’s fiscal years ended April 30, 2011, 2012 and 2013 are set forth in the chart below.

	Brokerage Commissions Paid for the Fiscal Year Ended
Fund	April 30, 2011	April 30, 2012	April 30, 2013
PowerShares Aerospace & Defense Portfolio	$6,477	$8,555	$3,462
PowerShares Buyback Achievers™ Portfolio	$4,873	$11,809	$115,638
PowerShares Cleantech™ Portfolio	$38,273	$28,742	$16,075
PowerShares Dividend Achievers™ Portfolio	$11,090	$17,510	$15,534
PowerShares DWA Technical Leaders™ Portfolio	$62,887	$272,661	$212,984
PowerShares Dynamic Basic Materials Sector Portfolio	$19,981	$48,756	$31,620
PowerShares Dynamic Biotechnology & Genome Portfolio	$302,027	$177,671	$125,704
PowerShares Dynamic Building & Construction Portfolio	$30,586	$25,781	$46,424
PowerShares Dynamic Consumer Discretionary Sector Portfolio	$10,997	$11,756	$25,120
PowerShares Dynamic Consumer Staples Sector Portfolio	$15,120	$11,769	$22,993
PowerShares Dynamic Energy Exploration & Production Portfolio	$32,352	$66,069	$44,925
PowerShares Dynamic Energy Sector Portfolio	$16,555	$141,180	$72,588
PowerShares Dynamic Financial Sector Portfolio	$7,942	$17,829	$16,600
PowerShares Dynamic Food & Beverage Portfolio	$52,273	$209,474	$117,980
PowerShares Dynamic Healthcare Sector Portfolio	$32,972	$37,889	$32,841
PowerShares Dynamic Industrials Sector Portfolio	$14,839	$60,028	$30,405
PowerShares Dynamic Large Cap Growth Portfolio	$43,865	$39,767	$30,942
PowerShares Dynamic Large Cap Value Portfolio	$62,711	$87,910	$124,118
PowerShares Dynamic Leisure and Entertainment Portfolio	$36,867	$31,588	$56,094
PowerShares Dynamic MagniQuant Portfolio	$18,818	$16,244	$19,230
PowerShares Dynamic Market Portfolio	$137,594	$121,318	$134,479
PowerShares Dynamic Media Portfolio	$92,916	$157,996	$84,859
PowerShares Dynamic Networking Portfolio	$74,399	$121,856	$62,756
PowerShares Dynamic Oil & Gas Services Portfolio	$115,212	$139,042	$79,462
PowerShares Dynamic OTC Portfolio	$22,649	$20,278	$21,631
PowerShares Dynamic Pharmaceuticals Portfolio	$11,598	$41,759	$66,882
PowerShares Dynamic Retail Portfolio	$10,531	$29,221	$49,035
PowerShares Dynamic Semiconductors Portfolio	$28,432	$19,525	$23,914
PowerShares Dynamic Software Portfolio	$33,214	$40,862	$36,055
PowerShares Dynamic Technology Sector Portfolio	$26,909	$30,688	$22,859
PowerShares Dynamic Utilities Portfolio	$18,375	$42,386	$15,915
PowerShares Financial Preferred Portfolio	$3,348	$2,485	$0
PowerShares FTSE RAFI US 1000 Portfolio	$54,029	$41,584	$144,622
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	$169,266	$79,500	$250,005
PowerShares Fundamental Pure Large Core Portfolio	$6,411	$6,775	$5,635
PowerShares Fundamental Pure Large Growth Portfolio*	N/A	$ 68	$10,050
PowerShares Fundamental Pure Large Value Portfolio*	N/A	$ 137	$553
PowerShares Fundamental Pure Mid Core Portfolio	$5,975	$10,083	$4,876
PowerShares Fundamental Pure Mid Growth Portfolio	$41,761	$47,463	$12,270
PowerShares Fundamental Pure Mid Value Portfolio	$13,827	$21,052	$8,325
PowerShares Fundamental Pure Small Core Portfolio	$10,750	$13,585	$7,557
PowerShares Fundamental Pure Small Growth Portfolio	$22,060	$91,282	$11,148
PowerShares Fundamental Pure Small Value Portfolio	$59,050	$74,113	$24,040
PowerShares Global Listed Private Equity Portfolio	$468,171	$400,542	$188,508

	Brokerage Commissions Paid for the Fiscal Year Ended
Fund	April 30, 2011	April 30, 2012	April 30, 2013
PowerShares Golden Dragon China Portfolio	$118,919	$112,236	$218,634
PowerShares High Yield Equity Dividend Achievers™ Portfolio	$52,493	$77,587	$63,262
PowerShares International Dividend Achievers™ Portfolio	$134,656	$166,266	$230,231
PowerShares Lux Nanotech Portfolio	$119,512	$88,397	$48,163
PowerShares NASDAQ Internet Portfolio	$4,484	$9,940	$8,064
PowerShares S&P 500 Buy Write Portfolio	$77,040	$34,616	$63,354
PowerShares S&P 500® High Quality Portfolio	$35,654	$7,460	$10,708
PowerShares Water Resources Portfolio	$157,449	$474,546	$191,558
PowerShares WilderHill Clean Energy Portfolio	$758,752	$642,237	$330,431
PowerShares WilderHill Progressive Energy Portfolio	$17,353	$41,549	$36,026
PowerShares Zacks Micro Cap Portfolio	$128,219	$78,126	$65,227

*	The Fund commenced operations June 16, 2011.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on June 9, 2000 pursuant to a Declaration.

The Trust is authorized to issue an unlimited number of Shares in one or more series or “Funds.” The Trust currently offers Shares of 55 Funds. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all the Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, the Shares of that Fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund Shares are required to disclose information on direct or indirect ownership of Fund Shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund Shares may be disclosed by the Fund if so required by law or regulation. The Trust’s Declaration also provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

The Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding Shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Book Entry Only System.  The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares.  Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, a number of DTC Participants and the New York Stock Exchange, Inc. (“NYSE”) and FINRA own DTC. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting.  The Board has delegated responsibility for decisions regarding proxy voting for securities each Fund holds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board will review periodically each Fund’s proxy voting record.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also is available at no charge, upon request, by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515 or on the SEC’s website at www.sec.gov.

Codes of Ethics.  Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively, the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that a Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation.  The Trust issues Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash.  The consideration for purchase of Creation Unit Aggregations of a Fund principally consists of the Deposit Securities per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Underlying Index or Underlying Intellidex (“Fund Securities”) and the Cash Component computed as described below, plus a fixed transaction fee, as discussed below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

The Cash Component also is sometimes called the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit

Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange on which such Fund is listed (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of the Underlying Index or Underlying Intellidex. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an AP (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index, the Underlying Intellidex or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Funds.

Procedures for Creation of Creation Unit Aggregations.  To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “AP.” Investors should contact the Distributor for the names of the APs that have signed a Participant Agreement. All Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor must receive all orders to create Creation Unit Aggregations no later than the closing time of the regular trading session on the NYSE, as applicable (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the Distributor must receive the order no later than 3:00 p.m., Eastern Time on the trade date. With respect to in-kind creations, an AP may place a custom order where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create

Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP, as applicable, in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

For domestic securities, orders to create Creation Units of the Funds may be placed through the Clearing Process utilizing procedures applicable to domestic funds (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to domestic funds. For foreign securities orders, most will be placed outside of the clearing process utilizing the procedures applicable for foreign funds (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”).

Placement of Creation Orders Using Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on the Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process—Domestic Funds.  Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by 11:00 a.m., by the “regular way” settlement date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities; will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, by the “regular way” settlement date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern Time, respectively, by the “regular way” settlement date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions made in connection with the creation or redemption of Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Investments of the Funds.  A standard creation order must be placed by 4:00 p.m., Eastern Time, for purchases of Shares. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern Time. In addition, with respect to foreign investments of the Funds, a Fund may accept trade date minus one (“T-1”) creation orders placed after the close of the listing exchange. An AP must contact the Distributor to obtain approval prior to submitting a T-1 creation order. The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian.

With respect to foreign investments of the Funds, the Custodian causes the sub-custodian for a Fund to maintain an account into which the AP delivers, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted cash purchase), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an AP on its behalf or another investor’s behalf by the closing time of the regular trading session on the applicable Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 11:00 a.m., Eastern Time, on the contractual settlement date.

The AP must also make available no later than 11:00 a.m., Eastern Time, on the contractual settlement date, by means approved by the Trust, immediately available or same day funds sufficient for the Trust to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

In accordance with a Fund’s Participant Agreement, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Investment Adviser may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 11:00 a.m., Eastern Time, on the contractual settlement date.

Acceptance of Orders for Creation Unit Aggregations.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of that Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the portfolio deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the portfolio deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the

Trust, the Trust’s Adviser or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Transfer Agent, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of portfolio deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee.  A fixed creation transaction fee may be imposed on investors purchasing Creation Units regardless of the number of creations made each day. The standard creation transaction fee is payable on orders processed through the normal Clearing Process. An additional transaction fee of up to four times the fixed transaction fee, as determined by the Adviser, may be imposed for (i) in-kind creations effected outside the normal Clearing Process and (ii) cash creations (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The standard Creation Transaction Fee and the maximum Creation Transaction Fee for each Fund are set forth in the chart below.

Fund	Standard Creation Transaction Fee	Maximum Creation Transaction Fee
PowerShares Aerospace & Defense Portfolio	$500	$2,000
PowerShares Buyback Achievers™ Portfolio	$1,000	$4,000
PowerShares Cleantech™ Portfolio	$1,000	$4,000
PowerShares Dividend Achievers™ Portfolio	$1,600	$6,400
PowerShares DWA Technical Leaders™ Portfolio	$500	$2,000
PowerShares Dynamic Basic Materials Sector Portfolio	$500	$2,000
PowerShares Dynamic Biotechnology & Genome Portfolio	$500	$2,000
PowerShares Dynamic Building & Construction Portfolio	$500	$2,000
PowerShares Dynamic Consumer Discretionary Sector Portfolio	$500	$2,000
PowerShares Dynamic Consumer Staples Sector Portfolio	$500	$2,000
PowerShares Dynamic Energy Exploration & Production Portfolio	$500	$2,000
PowerShares Dynamic Energy Sector Portfolio	$500	$2,000
PowerShares Dynamic Financial Sector Portfolio	$500	$2,000
PowerShares Dynamic Food & Beverage Portfolio	$500	$2,000
PowerShares Dynamic Healthcare Sector Portfolio	$500	$2,000
PowerShares Dynamic Industrials Sector Portfolio	$500	$2,000
PowerShares Dynamic Large Cap Growth Portfolio	$500	$2,000
PowerShares Dynamic Large Cap Value Portfolio	$500	$2,000
PowerShares Dynamic Leisure and Entertainment Portfolio	$500	$2,000
PowerShares Dynamic MagniQuant Portfolio	$1,000	$4,000
PowerShares Dynamic Market Portfolio	$500	$2,000
PowerShares Dynamic Media Portfolio	$500	$2,000

Fund	Standard Creation Transaction Fee	Maximum Creation Transaction Fee
PowerShares Dynamic Networking Portfolio	$500	$2,000
PowerShares Dynamic Oil & Gas Services Portfolio	$500	$2,000
PowerShares Dynamic OTC Portfolio	$500	$2,000
PowerShares Dynamic Pharmaceuticals Portfolio	$500	$2,000
PowerShares Dynamic Retail Portfolio	$500	$2,000
PowerShares Dynamic Semiconductors Portfolio	$500	$2,000
PowerShares Dynamic Software Portfolio	$500	$2,000
PowerShares Dynamic Technology Sector Portfolio	$500	$2,000
PowerShares Dynamic Utilities Portfolio	$500	$2,000
PowerShares Financial Preferred Portfolio	$500	$2,000
PowerShares FTSE RAFI US 1000 Portfolio	$500	$2,000
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	$500	$2,000
PowerShares Fundamental Pure Large Core Portfolio	$500	$2,000
PowerShares Fundamental Pure Large Growth Portfolio	$500	$2,000
PowerShares Fundamental Pure Large Value Portfolio	$500	$2,000
PowerShares Fundamental Pure Mid Core Portfolio	$1,000	$4,000
PowerShares Fundamental Pure Mid Growth Portfolio	$500	$2,000
PowerShares Fundamental Pure Mid Value Portfolio	$500	$2,000
PowerShares Fundamental Pure Small Core Portfolio	$1,000	$4,000
PowerShares Fundamental Pure Small Growth Portfolio	$500	$2,000
PowerShares Fundamental Pure Small Value Portfolio	$500	$2,000
PowerShares Global Listed Private Equity Portfolio	$500	$2,000
PowerShares Golden Dragon China Portfolio	$500	$2,000
PowerShares High Yield Equity Dividend Achievers™ Portfolio	$500	$2,000
PowerShares International Dividend Achievers™ Portfolio	$500	$2,000
PowerShares Lux Nanotech Portfolio	$500	$2,000
PowerShares NASDAQ Internet Portfolio	$500	$2,000
PowerShares S&P 500 BuyWrite Portfolio	$2,500	$10,000
PowerShares S&P 500® High Quality Portfolio	$500	$2,000
PowerShares Water Resources Portfolio	$500	$2,000
PowerShares WilderHill Clean Energy Portfolio	$500	$2,000
PowerShares WilderHill Progressive Energy Portfolio	$500	$2,000
PowerShares Zacks Micro Cap Portfolio	$2,000	$8,000
Redemption of Shares in Creation Unit Aggregations.  Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Custodian and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit Aggregation.

With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the relevant Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit Aggregation principally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee.  A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional charge of up to four times the fixed transaction fee for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for each Fund are the same as the creation transaction fees set forth above.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds.  Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC and the Cash Redemption Amount, if any owed to a Fund, to the Custodian no later than 11:00 a.m., Eastern time on the contractual settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities that are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

In the event that the number of Shares is insufficient on the contractual settlement date, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by the AP’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds.  A standard order for redemption must be received by 4:00 p.m., Eastern Time, for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern Time. In addition, with respect to foreign investments of a Fund, a Fund may accept T-1 redemption orders placed after the close of the listing exchange. An AP must contact the distributor prior to submitting a T-1 redemption order. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and each Fund (whether or not they otherwise permit cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

The delivery of Fund Securities to redeeming investors generally will be made within three Business Days. However, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See “Regular Holidays” for a list of the local holidays in the foreign countries relevant to the Funds.

A redeeming Beneficial Owner, or AP acting on behalf of such Beneficial Owner, when taking delivery of Shares of Fund Securities upon redemption of Shares of the Funds must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

In the event that the number of Shares is insufficient on trade date plus one, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by the AP’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant no later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant no later than the Closing Time on the Transmittal Date, but either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on the Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that the order is deemed received by the Trust, i.e., the Business Day on which Fund Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund also, in its sole discretion, upon request of a shareholder, may provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

Regular Holidays.  The Funds generally intend to effect deliveries of Creation Units and portfolio Securities on a basis of “T” plus three Business Days (i.e., days on which the NYSE is open). Each Fund may effect deliveries of Creation Units and portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds, in certain circumstances. The holidays applicable to the Funds during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Funds. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.

The dates in calendar year 2013 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

ARGENTINA:

January 1	February 20	April 2	July 9	November 25
January 31	March 28	May 1	August 19	December 25
February 11	March 29	June 20	October 14
February 12	April 1	June 21	November 6

AUSTRALIA:

January 1	March 29	August 5	December 26
January 28	April 1	October 7	December 31
March 4	April 25	November 5
March 11	May 6	December 24
March 28	June 10	December 25

AUSTRIA:

January 1	May 9	November 1	December 31
March 29	May 20	December 24
April 1	May 30	December 25
May 1	August 15	December 26

BAHRAIN:

January 1	August 7	October 16	December 16
January 23	August 8	November 4	December 17
January 24	October 14	November 12
May 1	October 15	November 13

BANGLADESH:

February 21	May 23	August 15	October 17
March 17	June 25	August 28	November 14
March 26	July 1	October 14	December 16
April 14	August 6	October 15	December 25
May 1	August 8	October 16	December 31

BELGIUM:

January 1	May 1	August 15	December 25
March 29	May 9	November 1	December 26
April 1	May 20	November 11

BENIN:

January 1	May 1	August 7	November 15
January 24	May 9	August 15	December 25
April 1	May 20	November 1

BERMUDA:

January 1	June 17	September 2	December 26
March 29	August 1	November 11
May 24	August 2	December 25

BOTSWANA:

January 1	May 1	July 15	December 25
January 2	May 9	July 16	December 26
March 29	May 17	September 30
April 1	July 1	October 1

BRAZIL:

January 1	February 13	July 9	December 25
January 25	March 29	November 15	December 31
February 11	May 1	November 20
February 12	May 30	December 24

BULGARIA:

January 1	May 6	December 14	December 31
May 1	May 11	December 24
May 2	May 24	December 25
May 3	September 6	December 26

BURKINA-FASO:

January 1	May 1	August 7	November 15
January 24	May 9	August 15	December 25
April 1	May 20	November 1

CANADA:

January 1	May 20	September 2	December 26
January 2	June 24	October 14
February 18	July 1	November 11
March 29	August 5	December 25

CAYMAN ISLANDS:

January 1	March 29	September 2	November 28
January 21	May 27	October 14	December 25
February 18	July 4	November 11

CHANNEL ISLANDS:

January 21	May 6	October 14
February 18	May 27	November 11
March 29	July 4	November 28
April 1	August 26	December 25
May 1	September 2	December 26

CHILE:

January 1	July 16	September 20	December 31
March 29	August 15	October 31
May 1	September 18	November 1
May 21	September 19	December 25

CHINA—SHANGHAI:

January 1	February 15	May 27	October 1	December 25
January 2	February 18	June 10	October 2
January 3	March 29	June 11	October 3
January 21	April 4	June 12	October 4
February 11	April 5	July 4	October 7
February 12	April 29	September 2	October 14
February 13	April 30	September 19	November 11
February 14	May 1	September 20	November 28

CHINA—SHENZHEN:

January 1	February 15	May 1	September 20	October 14
January 2	March 29	May 17	October 1	December 25
January 3	April 1	June 10	October 2	December 26
February 11	April 4	June 11	October 3
February 12	April 5	June 12	October 4
February 13	April 29	July 1	October 7
February 14	April 30	September 19

COLOMBIA:

January 1	May 1	August 7	December 25
January 7	May 13	August 19
March 25	June 3	October 14
March 28	June 10	November 4
March 29	July 1	November 11

COSTA RICA:

January 1	April 11	August 2	December 31
March 28	May 1	August 15
March 29	July 25	December 25

CROATIA:

January 1	May 1	August 5	November 1	December 26
March 29	May 30	August 15	December 24	December 31
April 1	June 25	October 8	December 25

CYPRUS:

January 1	April 1	May 6	August 15	December 24
March 18	May 1	May 7	October 1	December 25
March 25	May 3	June 24	October 28	December 26

CZECH REPUBLIC:

January 1	May 8	December 24
April 1	July 5	December 25
May 1	October 28	December 26

DENMARK:

January 1	April 1	May 10	December 24	December 31
March 28	April 26	May 20	December 25
March 29	May 9	June 5	December 26

ECUADOR:

January 1	March 29	July 25	December 6
February 11	May 1	August 9	December 25
February 12	May 24	October 11

EGYPT:

January 1	May 1	July 23	October 15
January 7	May 5	August 8	October 16
January 24	May 6	October 6	November 5
April 25	July 1	October 14
The Egyptian market is closed every Friday.

ESTONIA:

January 1	May 1	August 20	December 26
March 29	May 9	December 24
April 1	June 24	December 25

EUROMARKETS:

January 1	December 25

FINLAND:

January 1	April 1	June 21	December 25
March 28	May 1	December 6	December 26
March 29	May 9	December 24	December 31

FRANCE:

January 1	May 1	May 20	November 11
March 29	May 8	August 15	December 25
April 1	May 9	November 1	December 26

GERMANY:

January 1	May 1	May 30	December 25
March 29	May 9	October 3	December 26
April 1	May 20	December 24	December 31

GHANA:

January 1	April 1	August 8	December 25
March 6	May 1	October 15	December 26
March 29	July 1	December 6

GREECE:

January 1	April 1	June 24	December 25
March 18	May 1	August 15	December 26
March 25	May 3	October 28
March 29	May 6	December 24

GUINEA BISSAU:

January 1	May 1	August 7	November 15
January 24	May 9	August 15	December 25
April 1	May 20	November 1

HONG KONG:

January 1	March 29	May 17	October 1
February 11	April 1	June 12	October 14
February 12	April 4	July 1	December 25
February 13	May 1	September 20	December 26

HUNGARY:

January 1	May 20	October 23	December 24
March 15	August 19	November 1	December 25
April 1	August 20	December 7	December 26
May 1	August 24	December 21	December 27

ICELAND:

January 1	April 1	May 9	August 5	December 26
March 28	April 25	May 20	December 24	December 31
March 29	May 1	June 17	December 25

INDONESIA:

January 1	June 6	August 9	December 26
January 24	August 5	October 14	December 31
March 12	August 6	October 15
March 29	August 7	November 5
May 9	August 8	December 25

INDIA:

January 25	April 1	May 1	September 9	November 4
February 19	April 11	July 1	September 30	November 14
March 27	April 19	August 9	October 2	December 25
March 29	April 24	August 15	October 16

IRELAND:

January 1	April 1	July 12	November 28
January 21	May 1	August 26	December 25
February 18	May 6	September 2	December 26
March 18	May 27	October 14
March 29	July 4	November 11

ISRAEL:

January 22	April 1	July 16	September 18
February 24	April 15	September 4	September 19
March 25	April 16	September 5	September 25
March 26	May 14	September 6	September 26
March 31	May 15	September 13
The Israeli market is closed every Friday.

ITALY:

January 1	May 1	December 25
March 29	August 15	December 26
April 1	November 1	December 31
April 25	December 24

IVORY COAST:

January 1	May 1	August 7	November 15
January 24	May 9	August 15	December 25
April 1	May 20	November 1

JAPAN:

January 1	February 11	May 6	October 14
January 2	March 20	July 15	November 4
January 3	April 29	September 16	December 23
January 14	May 3	September 23	December 31

JORDAN:

January 1	January 24	October 14	November 4
January 10	May 1	October 15	December 25
January 20	August 7	October 16
January 23	August 8	October 17

KAZAKHSTAN:

January 1	March 21	May 9
January 2	March 22	August 30
January 7	May 1	December 16
March 8	May 7	December 17

KENYA:

January 1	May 1	October 21	December 26
March 29	August 8	December 12
April 1	October 15	December 25

KUWAIT:

January 1	February 26	August 8	October 16
January 24	June 4	October 14	October 17
February 25	August 7	October 15	November 4

LATVIA:

January 1	May 6	December 14	December 26
March 29	May 9	December 23	December 28
April 1	June 24	December 24	December 30
May 1	November 18	December 25	December 31

LEBANON:

January 1	March 25	August 8	October 16	December 25
January 24	March 29	August 9	November 4
February 9	May 1	August 15	November 13
February 14	May 3	October 15	November 22

LITHUANIA:

January 1	April 1	July 24	December 24	December 31
March 11	May 1	August 15	December 25
March 29	May 9	November 1	December 26

LUXEMBOURG:

January 1	May 1	August 15	December 25
March 29	May 9	November 1	December 26
April 1	May 20	December 24

MALAYSIA:

January 1	February 12	September 16
January 24	May 1	October 15
January 28	May 24	November 5
February 1	August 8	December 25
February 11	August 9

MALI:

January 1	May 1	August 7	November 15
January 24	May 9	August 15	December 25
April 1	May 20	November 1

MALTA:

January 1	April 1	December 13	December 31
January 2	May 1	December 24
March 19	June 7	December 25
March 29	August 15	December 26

MAURITIUS:

January 1	March 12	August 9	December 25
January 2	April 11	September 10
February 1	May 1	November 1

MEXICO:

January 1	March 28	September 16	December 25
February 4	March 29	November 18
March 18	May 1	December 12

MOROCCO:

January 1	May 1	August 20	November 18
January 11	July 30	August 21
January 24	August 14	November 6

NAMIBIA:

January 1	April 1	August 26	December 26
March 21	May 1	December 10
March 29	May 17	December 25

NETHERLANDS:

January 1	April 30	May 20
March 29	May 1	December 25
April 1	May 9	December 26

NEW ZEALAND:

January 1	January 28	April 1	October 28
January 2	February 6	April 25	December 25
January 21	March 29	June 3	December 26

NIGER:

January 1	May 1	August 7	November 15
January 24	May 9	August 15	December 25
April 1	May 20	November 1

NIGERIA:

January 1	April 1	August 8	December 25
January 24	May 1	October 1	December 26
March 29	May 29	October 15

NORWAY:

January 1	March 29	May 9	December 24	December 31
March 27	April 1	May 17	December 25
March 28	May 1	May 20	December 26

OMAN:

January 1	August 8	October 16	November 19
January 24	August 11	October 17
June 6	August 12	November 4
July 23	October 15	November 18

PAKISTAN:

January 1	May 1	August 14	November 13
January 24	July 1	October 15	November 14
January 25	August 8	October 16	December 25
February 5	August 9	October 17

PALESTINE AUTONOMOUS AREA:

January 1	January 24	August 11	October 17	December 25
January 7	May 1	August 12	October 20
January 10	June 6	October 16	November 5

PERU:

January 1	May 1	October 8
March 28	July 29	November 1
March 29	August 30	December 25

PHILIPPINES:

January 1	May 1	November 1	December 31
March 28	June 12	December 24
March 29	August 21	December 25
April 9	August 26	December 30

POLAND:

January 1	May 1	August 15	December 24	December 31
March 29	May 3	November 1	December 25
April 1	May 30	November 11	December 26

PORTUGAL:

January 1	April 1	June 10	December 24	December 31
February 12	April 25	June 13	December 25
March 29	May 1	August 15	December 26

QATAR:

January 1	August 8	October 15	December 18
February 12	August 11	October 16
March 3	August 12	October 17

ROMANIA:

January 1	June 24
January 2	August 15
May 1	December 25
May 6	December 26

RUSSIA:

January 1	February 22	May 3	November 4
January 2	March 7	May 8
January 3	March 8	May 9
January 4	April 30	May 10
January 7	May 1	June 11
January 8	May 2	June 12

SAUDI ARABIA:

August 10	August 14	October 14
August 11	September 23	October 15
August 12	October 12	October 16
August 13	October 13

SENEGAL:

January 1	May 1	August 7	November 15
January 24	May 9	August 15	December 25
April 1	May 20	November 1

SERBIA:

January 1	February 15	May 3
January 2	May 1	May 6
January 7	May 2	November 11

SINGAPORE:

January 2	March 29	August 8	November 4
February 11	May 1	August 9	December 25
February 12	May 24	October 15

SLOVAKIA:

January 1	May 1	August 29	December 25
March 29	May 8	November 1	December 26
April 1	July 5	December 24

SLOVENIA:

January 1	April 1	June 25	November 1
February 8	May 1	August 15	December 25
March 29	May 2	October 31	December 26

SOUTH AFRICA:

January 1	April 1	August 9	December 25
March 21	May 1	September 24	December 26
March 29	June 17	December 16

SOUTH KOREA:

January 1	May 17	September 19	December 25
February 11	June 6	September 20	December 31
March 1	August 15	October 3
May 1	September 18	October 9

SPAIN:

January 1	March 29	November 1
January 7	April 1	December 6
March 18	May 1	December 25
March 28	August 15	December 26

SRI LANKA:

January 1	March 26	May 1	August 20	December 25
January 14	March 29	May 23	September 19
January 25	April 12	May 24	October 16
February 4	April 15	July 22	October 18
February 25	April 25	August 9	December 16

SWAZILAND:

January 1	April 19	May 9	December 25
March 29	April 25	July 22	December 26
April 1	May 1	September 6

SWEDEN:

January 1	May 1	June 21	December 26
March 28	May 8	November 1	December 31
March 29	May 9	December 24
April 1	June 6	December 25

SWITZERLAND:

January 1	May 1		December 24
January 2	May 9		December 25
March 29	May 20		December 26
April 1	August 1		December 31
April 15	September 9

TAIWAN:

January 1	February 12	February 28	June 12
February 7	February 13	April 4	September 19
February 8	February 14	April 5	September 20
February 11	February 15	May 1	October 10

THAILAND:

January 1	April 16	July 1	December 5
February 25	May 1	July 22	December 10
April 8	May 6	August 12	December 31
April 15	May 24	October 23

TOGO:

January 1	May 1	August 7	November 15
January 24	May 9	August 15	December 25
April 1	May 20	November 1

TRINIDAD & TOBAGO:

January 1	April 1	August 1
February 11	May 30	September 24
February 12	May 31	December 25
March 29	June 19	December 26

TUNISIA:

January 1	March 21	August 8	November 15
January 14	April 9	August 9
January 25	May 1	August 13
March 20	July 25	October 15

TURKEY:

January 1	August 7	August 30	October 16	October 28
April 23	August 8	October 14	October 17	October 29
May 1	August 9	October 15	October 18

UGANDA:

January 1	March 29	June 3	October 15
January 30	April 1	August 8	December 25
March 8	May 1	October 9	December 26

UKRAINE:

January 1	March 8	May 6	June 28
January 2	May 1	May 9
January 7	May 2	June 24

UNITED ARAB EMIRATES—ADX and DFM Markets:

January 1	August 14	October 15	November 5
January 24	August 15	October 16	December 2
June 6	October 14	October 17	December 3

UNITED ARAB EMIRATES—NASDAQ Dubai:

January 1	June 6	September 2	November 5	December 25
January 21	July 4	October 14	November 11
January 24	August 14	October 15	November 28
February 18	August 15	October 16	December 2
May 27		October 17	December 3

UNITED KINGDOM:

January 1	April 1	July 4	November 11
January 21	May 1	August 26	November 28
February 18	May 6	September 2	December 25
March 29	May 27	October 14	December 26

UNITED STATES:

January 1	March 29	September 2	November 28
January 21	May 27	October 14	December 25
February 18	July 4	November 1

URUGUAY:

January 1	March 28	May 1	December 25
February 11	March 29	June 17
February 12	April 22	July 18

VENEZUELA:

January 1	March 28	May 13	August 19	December 31
February 11	March 29	June 3	November 4
February 12	April 19	June 24	December 24
March 19	May 1	July 5	December 25

VIETNAM:

January 1	February 13	April 19	May 1
February 11	February 14	April 29	September 2
February 12	February 15	April 30

ZAMBIA:

January 1	March 29	July 1	October 24
March 8	April 1	July 2	December 25
March 12	May 1	August 5

ZIMBABWE:

January 1	May 1	December 25
March 29	August 12	December 26
April 1	August 13
April 18	Dec 23

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2013*

Country	Trade Date	Settlement Date	Number of Days to Settle
Brazil	02/06/13	02/14/13	8
	02/07/13	02/15/13	8
	02/08/13	02/18/13	10

China	02/06/13	02/19/13	13
	02/07/13	02/20/13	13
	02/08/13	02/21/13	13
	03/29/13	04/08/13	10
	04/24/13	05/02/13	8
	04/25/13	05/03/13	8
	04/26/13	05/06/13	10
	06/05/13	06/13/13	8
	06/06/13	06/14/13	8
	06/07/13	06/17/13	10
	09/26/13	10/08/13	12
	09/27/13	10/09/13	12
	09/30/13	10/10/13	10

Czech Republic	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	12/31/13	8

Denmark	03/25/13	04/08/13	14
	03/26/13	04/03/13	8
	03/27/13	04/04/13	8
	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	01/23/13	01/02/14	344

Egypt	10/09/13	10/17/13	8

Finland	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	12/31/13	8

Germany	12/19/13	12/27/13	8
	12/20/13	12/30/13	10

Hungary	12/19/13	12/30/13	11
	12/20/13	12/31/13	11
	12/23/13	01/02/14	10

Indonesia	07/31/13	08/12/13	12
	08/01/13	08/13/13	12
	08/02/13	08/14/13	12
	12/24/13	01/02/14	9

Ireland	04/30/13	05/08/13	8

Italy	04/30/13	05/08/13	8

Malaysia	04/30/13	05/08/13	8

Norway	03/27/13	04/04/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10

Philippines	12/23/13	01/02/14	10
	12/26/13	01/02/14	7
	12/27/13	01/04/14	8

Poland	12/20/13	12/30/13	10
	12/23/13	01/02/14	10

Country	Trade Date	Settlement Date	Number of Days to Settle
Russia	03/01/13	03/11/13	10
	03/04/13	03/12/13	8
	03/05/13	03/13/13	8
	03/06/13	03/14/13	8
	03/07/13	03/15/13	8
	04/26/13	05/08/13	12
	04/29/13	05/13/13	14
	04/30/13	05/14/13	14
	05/06/13	05/15/13	9
	05/07/13	05/16/13	9
	05/08/13	05/17/13	9
	06/05/13	06/13/13	8
	10/28/13	11/05/13	8

South Africa	03/14/13	03/22/13	8
	03/22/13	04/02/13	11
	03/25/13	04/03/13	9
	03/26/13	04/04/13	9
	03/27/13	04/05/13	9
	03/28/13	04/08/13	11
	04/24/13	05/02/13	8
	06/10/13	06/18/13	8
	08/02/13	08/12/13	10
	09/17/13	09/25/13	8
	12/18/13	12/27/13	9
	12/19/13	12/30/13	11
	12/20/13	12/31/13	11
	12/23/13	01/02/14	10
	12/24/13	01/03/14	10

Sweden	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10

Taiwan	02/07/13	02/18/13	11
	02/08/13	02/19/13	11

Turkey	10/11/13	10/21/13	10
	10/14/13	10/22/13	8

*	Holidays are subject to change without further notice.

The chart below describes in further detail the placement of creation and redemption orders through the NSCC and outside the Clearing Process.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)

Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities.	No action.	1:00 p.m. (ET) Missing Deposit Securities are due to the Trust or the Trust may use cash on deposit to purchase missing Deposit Securities. Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Orders Custodian.	No action.	Creation Unit Aggregations will be delivered.

Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)

Redemption Outside NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).

11:00 a.m. (ET)

Fund Shares must be delivered through DTC to the Custodian.

2:00 p.m. (ET)

Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

			No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.

11:00 a.m. (ET)

Fund Shares must be delivered through DTC to the Custodian.

2:00 p.m. (ET)

Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

			No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

TAXES

General; Qualification as a Regulated Investment Company.  Each Fund is treated as a separate corporation for federal tax purposes and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs (defined in the next paragraph) described herein and in the Prospectuses. Losses in one Fund do not offset gains in another Fund, and the requirements (other than a certain organizational requirement that the Trust satisfies) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund intends to continue to qualify each taxable year to be treated as a “regulated investment company” under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code (a “RIC”). If a Fund satisfies the requirements referred to in the next sentence, it will not be subject to federal income tax on the portion of its net investment income and net realized capital gains that it distributes to its shareholders. To qualify for that treatment, a Fund must annually distribute to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest, the excess of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several other requirements relating to the nature of its gross income and the diversification of its assets.

If a Fund failed to qualify for any taxable year for treatment as a RIC (in this paragraph, a “failed Fund”)—either (1) by failing to satisfy the Distribution Requirement or (2) by failing to satisfy one or more of the gross income and asset diversification requirements and is unable, or determines not to, avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of those requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements—all of its taxable income would be subject to tax at regular federal corporate income tax rates without any deduction for distributions to shareholders. In addition, for federal income tax purposes (a) the failed Fund’s shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the failed Fund’s current and accumulated earnings and profits, taxable as ordinary income, except that, for individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” (as defined in the Prospectuses) (“QDI”) would be subject to federal income tax at the rates for net capital gain—a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for individual shareholders with taxable income exceeding those respective amounts (which will be adjusted annually for inflation after 2013), and (b) all or part of those distributions might be eligible for the dividends-received deduction in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares. Furthermore, the failed Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

A Fund will be subject to a 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute to its shareholders by the end of any calendar year an amount equal to at least the sum of (1) 98% of its ordinary income for the calendar year plus (2) 98.2% of its net capital gains for the twelve months ended October 31 of such year plus (3) any ordinary income and net capital gains for previous years that was not distributed during those years. Generally, each Fund may make sufficient distributions to avoid liability for federal income and excise taxes, but can give no assurance that all or a portion of such liability will be avoided.

The Trust has the right to reject an order to purchase Shares of a Fund if the purchaser (or group of purchasers) would, on obtaining the ordered Shares, own 80% or more of the Fund’s outstanding Shares and if, pursuant to sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities to be received in exchange for the ordered Shares different from their market value on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Shareholders.  Distributions from a Fund’s net investment income and net short-term gain, if any, are generally taxable as ordinary income (except for QDI, as described below). Distributions a shareholder reinvests in additional Shares through the means of a dividend reinvestment service will be taxable to the shareholder to the same extent as if the distributions had been received in cash. Distributions to a shareholder of net capital gain, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held his or her Shares. Distributions of ordinary income and capital gains may also be subject to state and local taxes.

Dividends a Fund declares in October, November, or December and pays to shareholders of record in one of those months during the following January are treated as having been received by the shareholders on December 31 of the year the distributions were declared.

If, for any taxable year, the total distributions a Fund makes exceed its current and accumulated earnings and profits, the excess will, for federal income tax purposes, be tax-free to each shareholder up to the amount of the shareholder’s basis in his or her Shares and thereafter as gain from the sale of those Shares. The amount so treated as tax-free will reduce the shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of those Shares.

The sale or redemption (“disposition”) of Shares may give rise to a capital gain or loss, which generally will be treated as long-term capital gain or loss if the Shares have been held for more than one year and otherwise as short-term capital gain or loss. Long-term capital gains of individual shareholders generally are subject to federal income tax at the 15%/20% maximum rates noted above. In addition, a Fund’s distributions to those shareholders of QDI will qualify for federal income taxation at those rates, provided that certain holding period and other requirements are met by the Fund and the shareholder. Each Fund will report to shareholders annually the amount of distributions taxable as ordinary income (from net investment income and net short-term gain), the amount of distributions from net capital gain, and the portion of dividends that may qualify as QDI.

A loss realized on a disposition of Shares may be disallowed if other Shares are acquired (whether through the automatic reinvestment of distributions or otherwise) within a 61-day period beginning thirty days before and ending thirty days after the date that the Shares are disposed of. In such a case, the basis in the acquired Shares must be adjusted to reflect the disallowed loss. Any loss on a shareholder’s disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally will include dividends and other distributions a Fund pays and gains recognized from the disposition of Shares, or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 for single taxpayers ($250,000 for married persons filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Shares.

A shareholder who wants to use the average basis method for determining his or her basis in Shares must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different Internal Revenue Service (“IRS”)-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.

If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election for that year with the IRS that would enable its shareholders to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, the electing Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign sources as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.

Individual shareholders who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign-source income is “qualified passive income” may elect each taxable year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisers), in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder who or that is a nonresident alien individual or foreign entity (a “foreign shareholder”) may not deduct or claim a credit for foreign taxes in determining its U.S. income tax liability unless the Fund dividends paid to it are effectively connected with the foreign shareholder’s conduct of a trade or business within the United States (“effectively connected”).

Each Fund must withhold and remit to the U.S. Treasury 28% of distributions of ordinary income, capital gains, and any cash received on redemption of Creation Units (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from each Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

Distributions of ordinary income paid to a foreign shareholder that are not effectively connected will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. However, foreign shareholders will generally not be subject to withholding or income tax on gains realized on the sale of Shares or on net capital gain distributions unless (1) the gain or distribution is effectively connected or (2) in the case of an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or distribution and certain other conditions are met; those gains and distributions will generally be subject to federal income taxation at regular income tax rates. Furthermore, for each Fund’s current taxable year, it may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which generally will be exempt from the 30% withholding tax, provided certain other requirements are met. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the federal withholding tax. Nonresident alien individuals also may be subject to federal estate tax.

Foreign Account Tax Compliance Act (FATCA). Under FATCA, foreign entities, referred to as foreign financial institutions (FFIs) or non-financial foreign entities (NFFEs), that are shareholders in a Fund may be subject to a generally nonrefundable 30% withholding tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds of a sale (or redemption) of Fund shares paid after December 31, 2016. As discussed in more detail, below, the FATCA withholding tax generally can be avoided (1) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts held by U.S. persons with the FFI and (2) by an NFFE, if it (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have any such owners, reports information relating to them to the withholding agent. The U.S. Treasury has negotiated intergovernmental agreements (IGAs) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to the government of that country (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in a Model I or Model II country that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Taxation of Fund Investments.  Each Fund may make investments that are subject to special federal income tax rules, such as investments in non-U.S. corporations classified as “passive foreign investment companies.” Those rules can, among other things, affect the timing of the recognition of income or gain, the treatment of income as capital or ordinary, and the treatment of capital gain or loss as long-term or short-term. The application of those special rules would therefore also affect the amount, timing and character of distributions a Fund makes and could require a Fund to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

Investment income received by the Funds from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available, such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund to not receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on the sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.

Some futures contracts, foreign currency contracts traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which a Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts a Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain a Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Offsetting positions a Fund enters into or holds in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to each Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

Securities Lending. While securities are loaned out by a Fund, the Fund will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on QDI, if otherwise available, nor the dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the pass-through of foreign tax credits/deductions to shareholders described above.

* * * * *

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority, and administrative interpretations in effect on the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities (including net income derived from an interest in certain “qualified publicly traded partnerships”). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to each Fund’s business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund’s other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The Custodian calculates and determines the NAV per Share as of the close of the regular trading session on NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price of the exchange where the security primarily is traded.

Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. When price quotes are not readily available, securities will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the securities’ fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND OTHER DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions and Taxes.”

General Policies.  Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each Fund (except for the PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares Financial Preferred Portfolio, which declare and pay dividends from net investment income monthly). Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income tax or Excise Tax on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service.  No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares for reinvestment of their distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel.  K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602, and 1601 K Street, N.W., Washington, DC 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Funds’ financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders for the fiscal year ended April 30, 2013 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 800.551.0903 during normal business hours.

APPENDIX A

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

PROXY VOTING POLICY—OVERVIEW

Invesco PowerShares Capital Management LLC (“Invesco PowerShares”) has adopted proxy voting policies with respect to securities owned by the exchange-traded funds (“ETFs”) for which it serves as investment adviser and has the authority to vote proxies. Invesco PowerShares’ proxy voting policies are designed to ensure that proxies are voted in the best interests of an ETF. With respect to implementation of its proxy voting policies, Invesco PowerShares:

1) applies its proxy voting policies consistently;

2) documents the reasons for voting;

3) maintains records of voting activities; and

4) monitors to ensure voting recommendations of an independent service provider are in the best interests of shareholders.

Proxy Voting

Invesco PowerShares has retained Glass Lewis & Co. to provide in-depth proxy research and has retained Broadridge to provide vote execution and the recordkeeping services necessary for tracking proxy voting for the ETFs. Invesco PowerShares intends to vote according to Glass Lewis & Co.‘s voting recommendations. Glass Lewis & Co. specializes in providing a variety of fiduciary-level services related to proxy voting. Please see Exhibit A, Glass Lewis & Co. Proxy Paper Policy Guidelines-An Overview of the Glass Lewis Approach to Proxy Advice 2010 Proxy Season.

Conflict of Interest

Invesco PowerShares maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), Invesco PowerShares or Invesco PowerShares’s affiliates, from having undue influence on Invesco PowerShares’s proxy voting activity. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with Invesco PowerShares, when a client of Invesco PowerShares is involved in a proxy contest (such as a corporate director), or when one of Invesco PowerShares’s employees has a personal interest in a proxy matter. When a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of the Funds and their shareholders, Invesco PowerShares either will vote in accordance its written policies or engage an independent fiduciary as a further safeguard against potential conflicts of interest or as otherwise required by applicable law.

Share blocking

Invesco PowerShares may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an ETF’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Invesco PowerShares must balance the benefits of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly Invesco PowerShares will not vote those proxies in the absence of an unusual or significant vote.

Special Policy

With respect to the PowerShares Global Listed Private Equity Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio, the Adviser will vote proxies in accordance with Section 12(d)(1)(E), which requires that the Adviser vote the shares in the portfolio of the PowerShares Global Listed Private Equity Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio in the same proportion as the vote of all other holders of such security.

Exhibit A

Proxy Paper Guidelines

2013 PROXY SEASON

United States

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

Column B Routine Requested Reports

Column B Routine Requested Reports

Column B Routine Requested Reports

I.	OVERVIEW OF SIGNIFICANT UPDATES FOR 2013

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy enhancements in the following areas, which are summarized below but discussed in greater detail throughout this document:

BOARD RESPONSIVENESS TO A SIGNIFICANT SHAREHOLDER VOTE

•

We’ve included a general section clarifying our long-standing approach in this area. Glass Lewis believes that any time 25% or more of shareholders vote against the recommendation of management, the board should demonstrate some level of engagement and responsiveness to address the shareholder concerns.

THE ROLE OF A COMMITTEE CHAIRMAN

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We’ve included a general section explaining our analysis of the role of a committee chairman. Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

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If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the “senior director”);

•	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

PUBLIC COMPANY EXECUTIVES AND EXCESSIVE BOARD MEMBERSHIPS

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We typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards. However, we will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.

EQUITY-BASED COMPENSATION PLAN PROPOSALS

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We’ve added an item to our list of overarching principles on which we evaluate equity compensation plans, namely, that plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers.

EXCLUSIVE FORUM PROVISIONS

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While our general approach to exclusive forum provisions remains unchanged—that we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt such a provision—we further explain that in certain cases we may support such a provision if the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (iii) maintains a strong record of good corporate governance practices.

REAL ESTATE INVESTMENT TRUSTS

•	We’ve included a general section on REITs and our approach to evaluating preferred stock issuances at these firms.

BUSINESS DEVELOPMENT COMPANIES

•	We’ve included a new section on our approach to analyzing business development companies and requests to sell shares at prices below Net Asset Value.

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II.	A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director—An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

Affiliated Director—An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose

1	NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

2	If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

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employers have a material financial relationship with the company.3 In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.4

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

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$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a direc-tor, including professional or other services; or

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$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[5] and any aircraft and real estate dealings between the company and the director’s firm; or

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1% of either company’s consolidated gross revenue for other business relation-ships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[6]

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives com-pensation of $120,000 or more per year or the compensation is not disclosed.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director—An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that

3	We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

4	This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an in-vestment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

5	We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship ceases, we will consider the director to be independent.

6	This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

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are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Voting Recommendations on the Basis of Board Independence

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically7 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Committee Independence

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.8 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Independent Chairman

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

7	With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending vot-ing against the directors subject to our concern at their next election if the concerning issue is not resolved.

8	We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.9 Another study finds that 41 percent of S&P 500 boards now separate the CEO and chairman roles, up from 26 percent in 2001, although the same study found that of those companies, only 21 percent have truly independent chairs.10

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

Voting Recommendations on the Basis of Performance

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.    A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.11

2.    A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.    A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.    A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.    All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

9	Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compres-sion.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).

10	Spencer Stuart Board Index, 2011, p. 6

11	However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the di-rector missed the meetings due to serious illness or other extenuating circumstances.

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Board Responsiveness to a Significant Shareholder Vote

Glass Lewis believes that any time 25% or more of shareholders vote against the recommendation of management, the board should demonstrate some level of engagement and responsiveness to address the shareholder concerns. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g. to recom-mend against a director nominee, against a say-on-pay proposal, etc.), it will bolster our argument to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g. the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

•	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities.

•	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents.

•	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports.

•	Any modifications made to the design and structure of the company’s compensation program.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current vote recommendations.

The Role of a Committee Chairman

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

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If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the “senior director”);

•	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. So in cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

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Audit Committees and Performance

Audit committees play an integral role in overseeing the financial reporting process because “[v] ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”12

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting—the full board including the audit committee, financial management including the internal auditors, and the outside auditors—form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

Standards for Assessing the Audit Committee

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”13

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:14

1.    All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

12	Audit Committee Effectiveness—What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Re-search Foundation. 2005.

13	Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

14	As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

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2.    The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.    The audit committee chair, if the audit committee did not meet at least 4 times during the year.

4.    The audit committee chair, if the committee has less than three members.

5.    Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.15

6.    All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.    The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.    All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.    All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10.    All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.    The audit committee chair16 if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.    All members of an audit committee where the auditor has resigned and reported that a section 10A17 letter has been issued.

13.    All members of an audit committee at a time when material accounting fraud occurred at the company.18

15	Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

16	As discussed under the section labeled “Committee Chairman,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

17	Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

18	Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

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14.    All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.    All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16.    All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.    All members of an audit committee when the company has aggressive accounting policies and/ or poor disclosure or lack of sufficient transparency in its financial statements.

18.    All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g. the company receives an adverse opinion on its financial statements from the auditor)

19.    All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.19

20.    All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure

19	The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will recommend voting against for the following:20

1.    All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.21

2.    Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

3.    The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.22

4.    All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.    All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

20	As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

21	Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the say-on-pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.

22	In cases where the company received two D grades in consecutive years, but during the past year the company per-formed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a say-on-pay proposal in this in-stance, we will consider voting against the advisory vote rather than the compensation committee chair unless the com-pany exhibits unquestionably egregious practices.

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6.    All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.    The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8.    All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.    All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.

10.    All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.    All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12.    All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.    The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.    All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.23

15.    All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of vote against.

Nominating and Governance Committee Performance

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency

23	In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

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that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the nominating and or governance committee, we will recommend voting against the following:24

1.    All members of the governance committee25 during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights—i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.26 Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2.    The governance committee chair,27 when the chairman is not independent and an independent lead or presiding director has not been appointed.28

3.    In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.    The governance committee chair, when the committee fails to meet at all during the year.

5.    The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

6.    The governance committee chair, when during the past year the board adopted a forum selection clause (i.e. an exclusive forum provision)29 without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

24	As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

25	If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

26	Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

27	As discussed in the guidelines section labeled “Committee Chairman,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

28	We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

29	A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and relat-ed relief offered under that state’s laws and rulings.

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Regarding the nominating committee, we will recommend voting against the following:30

1.    All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.    The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3.    In the absence of a governance committee, the nominating committee chair31 when the chairman is not independent, and an independent lead or presiding director has not been appointed.32

4.    The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.33

5.    The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.34

Board-level Risk Management Oversight

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules,

30	As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

31	As discussed under the section labeled “Committee Chairman,” if the committee chair is not specified, we will rec-ommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the commit-tee.

32	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.

33	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.

34	Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

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which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)35, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

Experience

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.36

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics—independence, performance, experience—that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

1.    A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.    A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other

35	A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

36	We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

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public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis.37 Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.38 Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.8 in 2006 and 1.2 in 2001.39

3.    A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4.    A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.    Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.40

6.    All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.41 In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

37	Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.

38	Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

39	Spencer Stuart Board Index, 2011, p. 8.

40	We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e. multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

41	Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

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To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).42

Controlled Companies

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.    We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.    The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

•

We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

•

Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.    Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board—such as chairman or presiding director—can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

42	The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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Unofficially Controlled Companies and 20-50% Beneficial Owners

Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

Exceptions for Recent IPOs

We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (eg. board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.    Adoption of a poison pill: in cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a 5-10 year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2.    Adoption of an exclusive forum provision: consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the govern-ance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

Further, shareholders should also be wary of companies in this category that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

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The following mutual fund policies are similar to the policies for regular public companies:

1.    Size of the board of directors: The board should be made up of between five and twenty directors.

2.    The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.    Independence of the audit committee: The audit committee should consist solely of independent directors.

4.    Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.    Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.    When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.    Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/ s70304-179.pdf)

4.    Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2010, indicates that the average number of funds served by an independent director in 2010 was 49. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a

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takeover “reduced shareholder returns for targets … on the order of eight to ten percent in the nine months after a hostile bid was announced.”43 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.44 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”45 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”46

Shareholders have increasingly come to agree with this view. In 2011 more than 75% of S&P 500 companies had declassified boards, up from approximately 41% a decade ago.47 Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.48

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

43	Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002), page 1.

44	Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

45	Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

46	Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

47	Spencer Stuart Board Index, 2011, p. 14

48	Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,” 54 Stanford Law Review 887-951 (2002).

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However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

PROXY ACCESS

Proxy Access has garnered significant attention in recent years. As in 2012, we expect to see a number of shareholder proposals regarding this topic in 2013 and perhaps even some companies unilaterally adopting some elements of proxy access. However, considering the uncertainty in this area and the inherent case-by-case nature of those situations, we refrain from establishing any specific parameters at this time.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Guidelines on Shareholder Resolutions and Initiatives.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the first half of 2012, Glass Lewis tracked over 35 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S., roughly on par with what we reviewed in each of the past several years, but a sharp contrast to the 147 proposals tracked during all of 2006. The large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 79% of companies in the S&P 500 index, up from 56% in 2008.49 During 2012 these proposals received on average 61.2% shareholder support (based on for and against votes), up from 54% in 2008.

The plurality vote standard

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe

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will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

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III.	TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability … disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”50

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that audi-tor independence, objectivity and professional skepticism could be enhanced, with a specific empha-sis on mandatory audit firm rotation. The PCAOB convened several public roundtable meeting during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the inde-pendence of the auditor and the integrity of the audit; we will typically recommend supporting pro-posals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years) particularly at companies with a history of accounting problems.

Voting Recommendations on Auditor Ratification

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.    When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.    Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.51

50	“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

51	An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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3.    When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.    When audit fees are excessively low, especially when compared with other companies in the same industry.

5.    When the company has aggressive accounting policies.

6.    When the company has poor disclosure or lack of transparency in its financial statements.

7.    Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.    We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

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IV.	THE LINK BETWEEN COMPENSATION AND PERFORMANCE

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes execu-tive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required most companies52 to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes indicate substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

52	Small reporting companies (as defined by the SEC as below $75,000,000 in market capitalization) received a two-year reprieve and will only be subject to say-on-pay requirements beginning at meetings held on or after January 21, 2013.

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Glass Lewis focuses on four main areas when reviewing Say-on-Pay proposals:

•	The overall design and structure of the Company’s executive compensation program including performance metrics;

•	The quality and content of the Company’s disclosure;

•	The quantum paid to executives; and

•

The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades We also review any significant changes or modifications, and rationale for such changes, made to the Company’s compensation structure or award amounts, including base salaries.

Say-on-Pay Voting Recommendations

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

•	Inappropriate peer group and/or benchmarking issues

•	Inadequate or no rationale for changes to peer groups

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes

•	Guaranteed bonuses

•	Targeting overall levels of compensation at higher than median without adequate justification

•	Bonus or long-term plan targets set at less than mean or negative performance levels

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts

•	Performance targets lowered, without justification

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met

•	Executive pay high relative to peers not justified by outstanding company performance

•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” below)

In the instance that a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Additional Scrutiny for Companies with Significant Opposition in 2012

At companies that received a significant shareholder vote (anything greater than 25%) against their say on pay proposal in 2012, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the

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compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on this issue and responding accordingly, we will recommend holding compensation committee members accountable for a failure to respond in consideration of the level of the vote against and the severity and history of the compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

Short-Term Incentives

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on internal financial measures such as net profit after tax, EPS growth and divisional profitability as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. However, we accept variations from these metrics if they are tied to the Company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance as measured by such indicators as increase in profit and/or EPS growth over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation why these significant short-term payments were made.

Long-Term Incentives

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

•	No re-testing or lowering of performance conditions

•	Performance metrics that cannot be easily manipulated by management

•	Two or more performance metrics

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index

•	Performance periods of at least three years

•	Stretching metrics that incentivize executives to strive for outstanding performance

•	Individual limits expressed as a percentage of base salary

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Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

Glass Lewis believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. External benchmarks should be disclosed and transparent, such as total shareholder return (“TSR”) against a well-selected sector index, peer group or other performance hurdle. The rationale behind the selection of a specific index or peer group should be disclosed. Internal benchmarks (e.g. earnings per share growth) should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade, see below for more information, and specifically the proportion of total compensation that is stock-based.

Pay for Performance

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Therefore, Glass Lewis developed a proprietary pay-for-performance model to evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against four peer groups and across seven performance metrics. Using a forced curve and a school letter-grade system, we grade companies from A-F according to their pay-for-performance linkage. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend shareholders to vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs.

Recoupment (“Clawback”) Provisions

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

Frequency of Say-on-Pay

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company

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provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

Vote on Golden Parachute Arrangements

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements will benefit all shareholders. Glass Lewis will analyze each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

1.    Companies should seek more shares only when needed.

2.    Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently).

3.    If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4.    Annual net share count and voting power dilution should be limited.

5.    Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6.    The expected annual cost of the plan should be proportional to the business’s value.

7.    The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

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8.    Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.    Plans should not permit re-pricing of stock options.

10.  Plans should not contain excessively liberal administrative or payment terms.

11.  Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers.

12.  Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.

13.  Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

Option Exchanges

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

1.    Officers and board members cannot participate in the program;

2.    The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

3.    The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

4.    Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

Option Backdating, Spring-Loading, and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of

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positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.53

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

53	Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

Director Compensation Plans

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

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V.	GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE

ANTI-TAKEOVER MEASURES

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

1.    The form of offer is not required to be an all-cash transaction;

2.    The offer is not required to remain open for more than 90 business days;

3.    The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

4.    There is no fairness opinion requirement; and

5.    There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”54 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of

54	Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

1.    Is the board sufficiently independent?

2.    Does the Company have anti-takeover protections such as a poison pill or classified board in place?

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3.    Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

4.    Do shareholders have the right to call special meetings of shareholders?

5.    Are there other material governance issues at the Company?

6.    Has the Company’s performance matched or exceeded its peers in the past one and three years?

7.    How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

8.    Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (ii) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.    Stock Split—We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.    Shareholder Defenses—Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.    Financing for Acquisitions—We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.    Financing for Operations—We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

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Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

Cumulative Voting

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis

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will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

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In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including pre-ferred stock.

Preferred Stock Issuances at REITs

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

Authorization to Sell Shares at a Price below Net Asset Value

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below

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Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

1.    The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

2.    The proposed discount below NAV is minimal (ideally no greater than 20%);

3.    The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the Company’s then-outstanding common stock prior to the issuance); and

4.    A majority of the Company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the Company’s past below-NAV share issuances have benefitted the Company.

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VI.	COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES OVERVIEW

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

For a detailed review of compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive proxy paper guidelines on shareholder initiatives.

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DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright © 2012 Glass, Lewis & Co., LLC. All Rights Reserved.

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